 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan

 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer

 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts

 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts

 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472

 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida

 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY INTERNATIONAL FUND II

MARKET COMMENTARY

The recovery in world equity markets during the first half of 1999 has been a welcome relief following a difficult 1998. We believe that, in general, this recovery has been driven by rising expectations for global economic growth and a greater willingness by investors to accept risk. As a result, there has been a marked divergence in performance of major sectors, with cyclicals, small caps and emerging-market equities outperforming large-cap, defensive growth stocks and developed markets. Ivy International Fund II has benefited from these trends, particularly the recovery of emerging stock markets.

     Asian equity markets have made a dramatic recovery following two years of crisis. In our view, falling interest rates, strengthening currencies and improving current account balances signaled that the economic recession, or in some cases depression, was ending. Most Asian economies, which we believe hit bottom in the second quarter of 1999, should report positive growth for the remainder of the year. The expectation for economic recovery appears to have been a powerful force behind the rally in Asian share prices, which have increased by more than 39% since the beginning of the year (as measured by the Morgan Stanley Capital International Asia Pacific Ex-Japan Index. There is, however, no guarantee this trend will continue in the future.)

     Although in the short run, Asian equities appear to be factoring in a sizeable rebound in earnings, our research suggests that the next few years could be positive for markets in the region. We believe that economies will resume a high-growth standing, and that corporate restructuring will result in higher profitability. We continue to favor Singapore and Hong Kong as large, liquid markets with favorable government policies and a corporate environment that focuses on shareholder value. We believe the outlook for Malaysian equities is also positive, and that US dollar returns for investors could benefit if the Malaysian currency, the ringgit, strengthens once it is allowed to float freely.

     Nearly 6% of the Fund's assets is invested in Australia and New Zealand. The stock and currency markets of both these countries suffered during the Asian economic crisis, yet have not recovered to the same extent as share prices in the rest of the region. We believe that equities in Australia and New Zealand are among the most undervalued in the developed world.

     Signals from Japan continue to be mixed. A surprisingly strong first quarter 1999 GDP report was met with skepticism by the market as other indicators, such as department store sales and new car registrations, continued to be very weak. It
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appears that much of the recent rally in Japan has been driven by announcements of corporate restructuring. We believe that there is significant room for improvement in corporate Japan. According to our research, currently, Japanese companies are earning returns on equity of 3.0% compared with 14.5% for European companies and 27.1% for the US. We believe that the corporate sector needs to restructure, and that the government needs to push forward with banking reform and initiatives to pump liquidity into the economy. Even if both government and industrialists are steadfast in their commitment to reform, we believe that growing government debt, rising funding costs, and increasing unemployment, as well as structural weaknesses in the Japanese economy, will make the process a long and painful one. These concerns, combined with our belief that other Asian markets provide much greater upside potential, underlie our decision to underweight Japanese equities in the Ivy International Fund II portfolio at this time.

     The bull market in Europe continued during the first half of 1999; however, higher stock prices were overshadowed by weakness of the euro. Although politics have played a role, in our view, low interest rates in the eurozone (the 11 nations that have adopted the common European currency, the euro) have been the primary factor in the currency's decline, with the gap between long-term interest rates in the US and long-term interest rates in Germany at a 10-year high. While this has hampered US dollar returns on European equities in the first half of 1999, we believe a weak euro should prove positive for exporters.

     We continue to favor companies that are sensitive to an economic recovery, including a flat-glass producer, auto manufacturers, and consumer goods companies. Paper, chemicals and mining companies have all been strong performers due, we believe, to the expectation of a recovery in commodity prices and global demand. We believe that these sectors will continue to perform well, as inventories are low, production cuts have been announced and demand for basic materials is accelerating around the world.

     For the first time in several years, German equities have begun to look attractive on our valuation measures. Relative to their own history, German stocks are the cheapest in Europe. We believe this market has lagged behind its neighbors due to political concerns and stubbornly slow economic growth. We believe that government spending cuts and tax reform should be powerful stimuli to economic growth over the next few years. Therefore, we have invested in companies like a leading home-improvement retailer and a well-known sporting goods marketer to capture a recovery in the German economy.

     We have been watching with interest the sector shift in Europe. It appears that as market participants have shown increased interest in cyclical stocks, there has been a corresponding declining interest in companies traditionally labeled as "growth." According to our research, this has created attractive opportunities in industries like pharmaceuticals, which normally fall outside our acceptable valuation metrics. Accordingly, we have taken this opportunity to build positions in such companies.

     Overall, we believe the environment for most international equity markets is positive. While virtually all financial markets are vulnerable to a US correction, our research indicates that equities in Europe and Asia (non-Japan) are trading at reasonable valuations. We believe that currencies in these areas have the potential to appreciate relative to the dollar and interest rates have little risk of rising in the coming months. Unlike the US, Europe and Asia are characterized by excess capacity in both manufacturing and employment. As a result, we believe cost pressures should be minimal, margins should expand through corporate-efficiency drives and volumes should improve with stronger economic activity. We believe these factors should provide a constructive environment for international equities in the coming months.

IVY MANAGEMENT, INC.

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--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 93.26%             SHARES        VALUE
--------------------------------------------------------------
AFRICA -- 1.68%
------------------------------------
SOUTH AFRICA -- 1.68%
Anglo American plc (a)...............     16,126   $   753,610
Liberty Life Association of Africa
  Limited............................     45,707       585,509
Nampak Limited.......................    200,948       556,124
South African Breweries plc..........     81,682       709,299
                                                   -----------
                                                     2,604,542
                                                   -----------
ASIA/PACIFIC -- 24.64%
------------------------------------
AUSTRALIA -- 3.67%
Australia & New Zealand Banking
  Group Ltd..........................    201,700     1,483,159
Broken Hill Proprietary Company
  Limited............................    108,200     1,253,349
National Australia Bank Ltd..........     51,600       853,879
Pacific Dunlop Limited...............    717,520     1,035,374
Westpac Banking Corp. Ltd............    164,000     1,063,840
                                                   -----------
                                                     5,689,601
                                                   -----------
CHINA -- 0.08%
Tsingtao Brewery Co. Ltd. Series
  H(a)...............................    592,000       123,610
                                                   -----------
HONG KONG -- 3.80%
Cheung Kong Holdings Ltd.............    204,000     1,814,242
HSBC Holdings plc....................     43,800     1,597,631
Jardine Matheson Holdings Ltd........    219,600     1,098,000
Jardine Strategic Holdings Ltd.......    378,000       982,800
Swire Pacific Ltd....................     82,000       405,846
                                                   -----------
                                                     5,898,519
                                                   -----------
JAPAN -- 6.00%
Canon Inc............................     62,000     1,782,608
Fuji Photo Film ORD..................     49,000     1,854,157
Matsushita Electric Industrial Co....     87,000     1,689,165
Sharp Corporation....................    134,000     1,583,163
Sony Corporation.....................     22,200     2,393,582
                                                   -----------
                                                     9,302,675
                                                   -----------
MALAYSIA(B) -- 3.22%
Arab Malaysian Corporation(a)........    225,000       104,211
Berjaya Sports Toto Berhad...........    202,000       467,789
Genting Berhad.......................    239,000       911,974
Perusahaan Otomobil Nasional
  Berhad(a)..........................    613,000     1,419,579
Sime Darby Berhad....................  1,410,000     1,847,842
Sime UEP Properties Berhad...........    187,000       240,147
                                                   -----------
                                                     4,991,542
                                                   -----------
NEW ZEALAND -- 2.21%
Fletcher Challenge Building..........    253,123       368,871
Fletcher Challenge Energy............     85,488       231,945
Fletcher Challenge Forestry..........    320,962       180,289
Fletcher Challenge Paper.............    160,540       119,953
Telecom Corporation of New Zealand
  Limited............................    320,000     1,373,553
Tourism Holdings Limited(a)..........    872,827     1,156,321
                                                   -----------
                                                     3,430,932
                                                   -----------
PHILIPPINES -- 0.33%
Benpres Holdings Corporation
  Sponsored GDR(a)...................    109,900       515,156
                                                   -----------
SINGAPORE -- 5.33%
Clipsal Industries Limited...........    377,000       584,350
DBS Land Ltd.........................    305,000       609,116
Elec & Eltek International Co.
  Ltd................................    183,300       714,870
Fraser & Neave Ltd. ORD..............    245,000     1,086,511
Overseas Union Bank Ltd..............    426,800     2,055,698

--------------------------------------------------------------
EQUITY SECURITIES                       SHARES        VALUE
--------------------------------------------------------------
Singapore Airlines Ltd. -- Foreign
  Registered.........................    236,000   $ 2,245,681
United Overseas Bank Ltd. -- Foreign
  Registered.........................    137,000       957,610
                                                   -----------
                                                     8,253,836
                                                   -----------
THAILAND -- 0.00%
Nava Finance Public Company Limited-
  Foreign(a)(c)......................      7,300            --
                                                   -----------
EUROPE -- 62.32%
------------------------------------
DENMARK -- 1.91%
Den Danske Bank Group................     13,462     1,460,051
Unidanmark A/S.......................     22,500     1,501,715
                                                   -----------
                                                     2,961,766
                                                   -----------
FINLAND -- 1.03%
Rauma Oyj............................     72,700       862,195
Stora Enso Oyj -- R Shares...........     58,958       632,338
UPM-Kymmene Oyj......................      3,096        98,658
                                                   -----------
                                                     1,593,191
                                                   -----------
FRANCE -- 13.65%
Alcatel S.A..........................      9,600     1,351,379
Banque Nationale de Paris............     17,900     1,491,549
Compagnie Financiere de Paribas......     22,225     2,491,406
Compagnie Generale des Etablissements
  Michelin Class B...................     30,000     1,227,317
Elf Aquitaine S.A....................     11,176     1,640,078
Groupe Danone........................      4,900     1,263,308
Pernod-Ricard........................     28,100     1,883,618
Peugeot Citroen......................      9,122     1,439,311
Schneider S.A........................     18,709     1,050,562
Scor S.A.............................     39,000     1,934,563
Societe Generale.....................      7,800     1,374,706
Societe Generale d'Enterprises
  S.A................................     13,500       654,342
Suez Lyonnaise des Eaux..............      9,664     1,743,091
Total Fina S.A.......................     25,100     1,617,381
                                                   -----------
                                                    21,162,611
                                                   -----------
GERMANY -- 5.04%
Adidas-Salomon AG....................     19,600     1,908,101
DaimlerChrysler AG...................     20,467     1,787,767
Deutsche Lufthansa AG................     13,739       250,077
Hornbach Holding AG Preferred........     13,591       581,665
Merck KGaA...........................     49,555     1,604,687
Volkswagen AG........................     26,040     1,680,275
                                                   -----------
                                                     7,812,572
                                                   -----------
IRELAND -- 0.74%
Bank of Ireland......................     68,626     1,153,147
                                                   -----------
ITALY -- 0.83%
Banca Popolare di Milano.............    167,000     1,289,946
                                                   -----------
NETHERLANDS -- 7.19%
Akzo Nobel NV........................     41,002     1,725,196
Fortis (NL) NV.......................     52,910     1,634,210
Hunter Douglas NV....................     29,500     1,013,070
ING Groep NV.........................     28,800     1,559,283
Koninklijke KPN NV...................     37,895     1,778,142
Koninklijke (Royal) Philips
  Electronics NV.....................     21,975     2,167,640
Unilever NV..........................     18,214     1,270,427
                                                   -----------
                                                    11,147,968
                                                   -----------
NORWAY -- 0.67%
Norsk Hydro A.S. Sponsored ADR.......     27,000     1,032,750
                                                   -----------

                                                                               3
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PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES                      SHARES        VALUE
--------------------------------------------------------------
PORTUGAL -- 1.29%
Lusomundo -- SGPS S.A. Preferred
  Shares...........................      55,021   $    560,607
Portugal Telecom S.A. -- Sponsored
  ADR..............................      34,900      1,437,444
                                                  ------------
                                                     1,998,051
                                                  ------------
SPAIN -- 3.10%
Endesa S.A. -- Sponsored ADR.......      64,900      1,379,125
Repsol S.A. -- Sponsored ADR.......      57,000      1,157,813
Telefonica S.A. -- Sponsored ADR...      15,426      2,269,621
                                                  ------------
                                                     4,806,559
                                                  ------------
SWEDEN -- 5.02%
AssiDoman AB.......................      51,984        782,663
Boliden Limited -- Swedish
  Depository Receipt(a)............      20,556         47,147
Electrolux AB -- Series "B"........      95,585      2,001,252
Investor AB........................     191,765      2,142,816
S.K.F. AB Series "B"...............      70,826      1,307,929
Volvo AB B Free....................      51,483      1,492,701
                                                  ------------
                                                     7,774,508
                                                  ------------
SWITZERLAND -- 7.94%
Compagnie Financiere Richemont
  AG...............................       1,410      2,711,905
Holderbank Financiere Glaris AG....         927      1,094,208
Nestle AG Registered...............         998      1,798,158
Novartis AG Registered.............       1,695      2,475,026
SGS Societe Generale de
  Surveillance Holding S.A.(a).....       2,179      2,256,666
Swatch Group, (The) AG.............       2,940      1,978,168
                                                  ------------
                                                    12,314,131
                                                  ------------
UNITED KINGDOM -- 13.91%
Barclay's Bank ORD.................      51,623      1,504,593
Barclays plc-Sponsored ADR.........         500         59,750
Billiton plc.......................     247,039        861,564
BP Amoco plc.......................      30,000        537,203
British Airways plc................     243,000      1,671,016
Cadbury Schweppes plc..............     165,270      1,055,085
Corporate Services Group plc.......     485,000        649,830
Diageo plc.........................     156,463      1,630,242
Gallaher Group plc.................     359,000      2,212,637
Hanson plc Sponsored ADR...........      24,900      1,104,938
Imperial Chemical Industries plc...     126,660      1,251,832
National Westminster Bank plc......      49,194      1,042,198
Next plc...........................      68,000        826,423
Pilkington plc.....................   1,504,320      2,062,996
PowerGen plc.......................     132,305      1,423,370
Rio Tinto plc......................      36,912        614,427
Shell Transport & Trading Co.
  plc..............................     220,539      1,653,007
Tate & Lyle plc....................     223,000      1,400,787
                                                  ------------
                                                    21,561,898
                                                  ------------
LATIN AMERICA -- 4.62%
----------------------------------
ARGENTINA -- 0.69%
Telecom Argentina S.A. Sponsored
  ADR..............................      18,000        481,500
Telefonica de Argentina S.A. --
  Sponsored ADR....................      18,600        583,575
                                                  ------------
                                                     1,065,075
                                                  ------------
BRAZIL -- 2.89%
Centrais Electricas Brasileiras
  S.A. (Electrobras) Preferred.....  24,400,000        491,317
Cia Vale do Rio Doce -- Preferred
  A................................      53,000      1,040,301
Petroleo Brasileiro S.A.
  (Petrobras)......................   4,000,000        620,435

--------------------------------------------------------------
EQUITY SECURITIES                      SHARES        VALUE
--------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  (Telebras) -
  Sponsored ADR Preferred Block....      25,800   $  2,326,838
                                                  ------------
                                                     4,478,891
                                                  ------------
CHILE -- 1.04%
A.F.P. Provida S.A.-Sponsored
  ADR..............................      23,900        525,800
Cia de Telecomunicaciones de Chile
  S.A. Sponsored ADR...............      18,200        450,450
Empresa Nacional de Electricidad
  S.A. -- Sponsored ADR............      11,239        136,273
Vina Concha y Toro S.A. Sponsored
  ADR..............................      14,000        504,000
                                                  ------------
                                                     1,616,523
                                                  ------------
TOTAL INVESTMENTS -- 93.26%
  (Cost -- $135,958,525)(d)........                144,580,000
OTHER ASSETS, LESS LIABILITIES --
  6.74% ...........................                 10,444,156
                                                  ------------
NET ASSETS -- 100%.................               $155,024,156
                                                  ============
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
ORD -- Ordinary

(a) Non-income producing security
(b) Under the Malaysian Government policy, which went into effect on February 15, 1999, proceeds repatriated from the sale of Malaysian securities will be subject to a graduated levy. The levy ranges from zero to ten percent of proceeds, depending on the holding period and the time of repatriation.
(c) Securities valued in good faith by the Valuation Committee of the Board of Trustees. See Note 1 to the Financial
    Statements.
(d) Cost is approximately the same for Federal income tax purposes.

OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $ 22,251,640
    Gross unrealized depreciation..............    (13,630,165)
                                                  ------------
        Net unrealized appreciation............   $  8,621,475
                                                  ============


Purchases and sales of securities other than short-term obligations aggregated $19,898,488 and $29,549,575, respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $135,958,525).....  $144,580,000
Cash........................................................     9,072,563
Receivables
  Investments sold..........................................       247,132
  Fund shares sold..........................................     1,313,370
  Dividends and interest....................................       530,594
  Reclaim...................................................       219,142
  Manager for expense reimbursement.........................        14,718
Deferred organization expenses..............................        36,674
Other assets................................................        24,426
                                                              ------------
  Total assets..............................................   156,038,619
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................       493,422
  Management fee............................................       126,620
  12b-1 service and distribution fees.......................       119,070
  Other payables to related parties.........................        53,555
Accrued expenses............................................       221,796
                                                              ------------
  Total liabilities.........................................     1,014,463
                                                              ------------
NET ASSETS..................................................  $155,024,156
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($30,003,544/2,841,580 shares outstanding)................  $      10.56
                                                              ============
Maximum offering price per share ($10.56 X 100/94.25)*......  $      11.20
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($84,626,921/8,092,823 shares outstanding)..........  $      10.46
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($39,467,136/3,774,100 shares outstanding)..........  $      10.46
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($926,555/87,527 shares outstanding)................  $      10.59
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $150,488,173
  Accumulated net realized loss on investments and foreign
    currency transactions...................................    (5,005,437)
  Undistributed net investment income.......................     1,101,228
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     8,440,192
                                                              ------------
NET ASSETS..................................................  $155,024,156
                                                              ============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $291,712 foreign taxes withheld.........               $ 2,745,185
  Interest..................................................                    90,906
                                                                           -----------
                                                                             2,836,091
                                                                           -----------
EXPENSES
  Management fee............................................  $  732,694
  Transfer agent............................................     215,433
  Administrative services fee...............................      73,269
  Custodian fees............................................      59,636
  Blue Sky fees.............................................      13,710
  Auditing and accounting fees..............................      11,794
  Shareholder reports.......................................      20,992
  Amortization of organization expenses.....................       6,614
  Fund accounting...........................................      51,301
  Trustees' fees............................................       3,977
  12b-1 service and distribution fees.......................     633,182
  Legal.....................................................      13,009
  Other.....................................................       4,324
                                                                           -----------
                                                                             1,839,935
  Expenses reimbursed by Manager............................                  (107,709)
                                                                           -----------
      Net expenses..........................................                 1,732,226
                                                                           -----------
NET INVESTMENT INCOME.......................................                 1,103,865
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                 1,327,676
  Net change in unrealized depreciation on investments and
    foreign currency transactions,
    net of taxes of $175,456................................                13,101,219
                                                                           -----------
      Net gain on investment transactions...................                14,428,895
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $15,532,760
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $  1,103,865   $    351,883
  Net realized gain (loss) on investments and foreign
    currency transactions...................................     1,327,676     (6,356,123)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................    13,101,219      8,408,731
                                                              ------------   ------------
      Net increase resulting from operations................    15,532,760      2,404,491
                                                              ------------   ------------
Class A distributions
  Dividends from net investment income......................            --       (201,553)
  Distributions from capital gains..........................            --        (50,056)
                                                              ------------   ------------
      Total distributions to Class A shareholders...........            --       (251,609)
                                                              ------------   ------------
Class B distributions
  Dividends from net investment income......................            --       (108,829)
  Distributions from capital gains..........................            --       (162,528)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........            --       (271,357)
                                                              ------------   ------------
Class C distributions
  Dividends from net investment income......................            --        (34,675)
  Distributions from capital gains..........................            --        (81,212)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........            --       (115,887)
                                                              ------------   ------------
Advisor Class distributions
  Dividends from net investment income......................            --         (6,205)
  Distributions from capital gains..........................            --         (1,005)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....            --         (7,210)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................     2,117,749      8,457,795
  Class B...................................................    (4,810,892)    26,171,167
  Class C...................................................    (5,002,355)    13,054,497
  Advisor Class.............................................       337,623        479,551
                                                              ------------   ------------
      Net (decrease) increase resulting from Fund share
       transactions.........................................    (7,357,875)    48,163,010
                                                              ------------   ------------
TOTAL INCREASE IN NET ASSETS................................     8,174,885     49,921,438
NET ASSETS
  Beginning of period.......................................   146,849,271     96,927,833
                                                              ------------   ------------
  END OF PERIOD.............................................  $155,024,156   $146,849,271
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $  1,101,228   $         --
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A
                                                               ------------------------------------------------
                                                               for the six                      for the period
                                                               months ended   for the year       May 13, 1997
                                                                 June 30,        ended          (commencement)
                                                               (unaudited)    December 31,      to December 31,
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999           1998               1997
                                                               ------------------------------------------------
Net asset value, beginning of period........................     $  9.48        $  8.98             $ 10.01
                                                               ------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................         .11(b)         .08                  -- (b
  Net gains or losses on securities (both realized and
    unrealized).............................................         .97(b)         .52               (1.03)(b)
                                                               ------------------------------------------------
  Total from investment operations..........................        1.08            .60               (1.03)
                                                               ------------------------------------------------
  Less distributions
  Dividends from net investment income......................          --            .08                  --
  Distributions from capital gains..........................          --            .02                  --
                                                               ------------------------------------------------
    Total distributions.....................................          --            .10                  --
                                                               ------------------------------------------------
Net asset value, end of period..............................     $ 10.56        $  9.48             $  8.98
                                                               ================================================
Total return (%)............................................       11.39(c)        6.63(d)           (10.29)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $30,004        $24,993             $16,202
Ratio of expenses to average net assets
  With expense reimbursement (%)............................        1.72(e)        1.74                1.80 (e)
  Without expense reimbursement (%).........................        1.87(e)        1.88                2.11 (e)
Ratio of net investment income to
  average net assets (%)(a).................................        2.15(e)         .80                 .12 (e)
Portfolio turnover rate (%).................................          13             16                  10

--------------------------------------------------------------------------------

                                                                                   CLASS B
                                                               ------------------------------------------------
                                                               for the six                      for the period
                                                               months ended   for the year       May 13, 1997
                                                                 June 30,        ended          (commencement)
                                                               (unaudited)    December 31,      to December 31,
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999           1998               1997
                                                               ------------------------------------------------
Net asset value, beginning of period........................     $  9.42        $  8.93             $ 10.01
                                                               ------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................         .07(b)         .01                (.02)(b)
  Net gains or losses on securities (both realized and
    unrealized).............................................         .97(b)         .51               (1.06)(b)
                                                               ------------------------------------------------
  Total from investment operations..........................        1.04            .52               (1.08)
                                                               ------------------------------------------------
  Less distributions
  Dividends from net investment income......................          --            .01                  --
  Distributions from capital gains..........................          --            .02                  --
                                                               ------------------------------------------------
    Total distributions.....................................          --            .03                  --
                                                               ------------------------------------------------
Net asset value, end of period..............................     $ 10.46        $  9.42             $  8.93
                                                               ================================================
Total return (%)............................................       11.04(c)        5.84(d)           (10.29)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $84,627        $80,938             $53,652
Ratio of expenses to average net assets
  With expense reimbursement (%)............................        2.52(e)        2.49                2.63 (e)
  Without expense reimbursement (%).........................        2.67(e)        2.63                2.94 (e)
Ratio of net investment income to
  average net assets (%)(a).................................        1.35(e)         .05                (.71)(e)
Portfolio turnover rate (%).................................          13             16                  10

----------------------------------------------------

                       CLASS C
  -------------------------------------------------
  for the six                   for the period
  months ended     for the       May 13, 1997
    June 30,      year ended    (commencement)
  (unaudited)    December 31,   to December 31,
  -------------------------------------------------
      1999           1998            1997
  -------------------------------------------------
    $  9.42        $  8.93          $ 10.01
  -------------------------------------------------
        .07(b)         .01             (.02)(b)
        .97(b)         .51            (1.06)(b)
  -------------------------------------------------
       1.04            .52            (1.08)
  -------------------------------------------------
         --            .01               --
         --            .02               --
  -------------------------------------------------
         --            .03               --
  -------------------------------------------------
      10.46        $  9.42          $  8.93
  =================================================

      11.04(c)        5.79(d)        (10.79)(c)

    $39,467        $40,408          $27,074

       2.48(e)        2.52             2.63 (e)
       2.63(e)        2.66             2.94 (e)

       1.39(e)         .03             (.71)(e)
         13             16               10

------------------------------------

                           (a) Net investment income (loss) is net of expenses
                               reimbursed by Manager.
                           (b) Based on average shares outstanding.
                           (c) Total return represents aggregate total return
                               and does not reflect a sales charge.
                           (d) Total return does not reflect a sales charge.
                           (e) Annualized.

           ADVISOR CLASS
  ------------------------------------
  for the six     for the period
  months ended   February 23, 1998
    June 30,      (commencement)
  (unaudited)     to December 31,
  ------------------------------------
      1999             1998
  --------------------------------
    $  9.48           $ 9.63
  ------------------------------------
        .12(b)           .11
        .99(b)          (.13)
  ------------------------------------
       1.11             (.02)
  ------------------------------------
         --              .11
         --              .02
  ------------------------------------
         --              .13
  ------------------------------------
    $ 10.59           $ 9.48
  ====================================

      11.71(c)          (.15)(c)

    $   927           $  510

       1.40(e)          1.32 (e)
       1.55(e)          1.45 (e)

       2.47(e)          1.23 (e)
         13               16

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND II
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy International Fund II (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market, are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 1999, securities valued by the Valuation Committee have no value and have been noted as such in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax basis capital loss carryforward of approximately $5,002,000 as of December 31, 1998, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 1999, the interest rate was 4.25%.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.50% of its average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $6,236.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $32,020, $406,760 and $194,402, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $33,541, $127,664, $53,567 and $661, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
-----------------------------------------------------------------------------
CLASS A                  SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
Sold.................   4,863,092   $ 49,119,133    3,061,303   $ 29,570,905
Issued on
 reinvestment of
 distributions.......          --             --       15,261        144,365
Repurchased..........  (4,658,813)   (47,001,384)  (2,243,793)   (21,257,475)
                       ----------   ------------   ----------   ------------
Net increase.........     204,279   $  2,117,749      832,771   $  8,457,795
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
-----------------------------------------------------------------------------
CLASS B                  SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
Sold.................     819,319   $  8,114,968    4,025,742   $ 39,206,826
Issued on
 reinvestment of
 distributions.......          --             --       10,410         97,963
Repurchased..........  (1,318,272)   (12,925,860)  (1,449,615)   (13,133,622)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............    (498,953)  $ (4,810,892)   2,586,537   $ 26,171,167
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
-----------------------------------------------------------------------------
CLASS C                  SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
Sold.................     601,034   $  6,013,161    2,507,595   $ 24,353,309
Issued on
 reinvestment of
 distributions.......          --             --        2,941         27,679
Repurchased..........  (1,116,947)   (11,015,516)  (1,251,137)   (11,326,491)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............    (515,913)  $ (5,002,355)   1,259,399   $ 13,054,497
                       ==========   ============   ==========   ============

                                                        FOR THE PERIOD
                           SIX MONTHS ENDED            FEBRUARY 23, 1998
                             JUNE 30, 1999             (COMMENCEMENT) TO
                              (UNAUDITED)              DECEMBER 31, 1998
-----------------------------------------------------------------------------
ADVISOR
CLASS                    SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------
Sold.................      48,344   $    482,855      153,684   $  1,513,323
Issued on
 reinvestment
 of distributions....          --             --          442          4,188
Repurchased..........     (14,633)      (145,232)    (100,310)    (1,037,960)
                       ----------   ------------   ----------   ------------
Net increase.........      33,711   $    337,623       53,816   $    479,551
                       ==========   ============   ==========   ============

03IIF2063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan

 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer

 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts

 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts

 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472

 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida

 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY INTERNATIONAL FUND

MARKET COMMENTARY

During the first half of 1999, European markets were dominated by the introduction of the euro. This currency, which is used by 11 countries in Europe (eurozone), became effective on January 1, 1999 for financial transactions and an era of a single interest-rate policy for the participating members commenced. The euro has been weak relative to the US dollar, and investment results in Europe absorbed the pressure on the currency.

     It was anticipated by analysts and investors that the advent of the euro would bring a period of consolidation in Europe, as countries and companies devised strategies to compete in this new environment. We have seen these developments in various industries, from financial services to integrated oil companies. In the financial services industry, the news has been dominated by the first hostile takeover offer of note in France by Banque Nationale de Paris
(BNP) to both Societe Generale (SocGen) and Paribas. All three companies were holdings of Ivy International Fund at June 30, 1999. The French government has not intervened to stop BNP, which must convince shareholders of the long-term wisdom of creating the world's largest bank (measured by assets) through their proposed absorbtion of the other two banks. BNP's offer interrupted a friendly merger between SocGen and Paribas. This kind of merger, which, in our view, will inevitably lead to restructuring and potential job losses, signals a forward-thinking approach by the French government, which is apparently acknowledging that job creation will follow in a dynamically restructured economy.

     The oil industry in France is also undergoing consolidation as evidenced by Total Fina (a cross-border combination of Total SA of France and Petrofina of Belgium) making a hostile bid for Elf Aquitaine, the other large integrated oil company in France. The combination of those two companies would be the world's fourth-largest oil company. Again, the French government has indicated that it will not interfere with the bid. Elf has countered with a "Pac-Man" defense by offering to take over Total Fina. Since both participants agree on the benefits of a merger, we can presume that it will take place, one way or the other.

     In Italy, Banca Commerciale Italiana was the target of merger activity; one proposal was undone by a minority shareholder, only to be replaced by a second plan. We believe the new proposal will prevail, resulting in an all-Italian merger. Two large banks in Spain have merged, BCH and Santander, with implications for their subsidiaries in Portugal. Banco Comercial Portugues, a Portuguese bank, which is represented in the Ivy

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

International Fund's portfolio, has made a hostile takeover offer for a financial services company whose proposed merger with a Spanish bank has been denied by the Portuguese authorities. This denial is being appealed to the European Union. In our view, this is an indication of the degree of complexity, rancor and opportunity now prevailing in the eurozone.

     A company called Eurotunnel has the franchise to own and operate the tunnel that connects England and France. Due to cost overruns relating to changed specifications and delays in construction, the company has had to refinance several times to avoid insolvency. Eurotunnel is now functioning and has established a pattern of operation that provides an operating profit. The financial restructurings have enabled the company to show full profits for certain periods, and it appears that investors have gained more confidence in the security, which is a combination of a French share and a British share. Shares of Eurotunnel, which were purchased by Ivy International Fund during periods of weakness in the stock, are now showing a profit.

     Although, in the view of the manager of Ivy International Fund, the environment in parts of the Far East is still precarious, as the threat of a devaluation by China of its currency hangs over the region, the Japanese market has shown some improvement during the first half of 1999. It has moved mainly on foreign liquidity, not shareholder-beneficial fundamentals such as yield and price to earnings ratios. The cross-holdings in stocks between companies have been reduced from a high of 55% to what is believed by analysts to be a current position in the low forties. According to our research, many Japanese companies have high depreciation, indicating that cash flow is being spent on capital projects. Since the high depreciation continues, the shareholder does not eventually receive the long-term benefit of high capital expenditures. We believe the cutting of the corporate tax rate in Japan, which reduces the penalty for reporting corporate earnings, should alleviate this situation over time.

     Singapore and Malaysia have shown improvements, as their markets have responded to the easing of the economic crisis in the region. In South Africa, the recovery by metals has stimulated stock prices and stabilized the rand, South Africa's currency. South America has been volatile, as political and economic news, such as the devaluation of the Brazilian currency, has buffeted Argentina and Brazil. The takeover of YPF, the Argentine oil company, by Repsol of Spain gave a boost to valuations in Argentina.

     Going forward, we expect the euro will strengthen relative to the US dollar from its recent low levels. With approximately 77% of Ivy International Fund invested in Europe as of June 30, 1999, this would be positive for the Fund. We also believe that general economic conditions world wide will continue to improve as companies begin to focus attention on their future earnings potential.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
  EQUITY SECURITIES -- 98.43%        SHARES          VALUE
--------------------------------------------------------------
AFRICA -- 1.11%
-------------------------------
SOUTH AFRICA -- 1.11%
Anglo American plc(a)...........         26,900   $  1,257,109
Anglo American plc Sponsored
  ADR(a)........................        443,250     21,165,188
Gencor Limited..................         95,280        262,109
Gencor Limited ADR..............      1,200,000      3,301,200
                                                  ------------
                                                    25,985,606
                                                  ------------
ASIA -- 14.05%
-------------------------------
JAPAN -- 7.56%
Bridgestone Corp................      1,200,000     36,286,676
Canon Inc.......................      1,200,000     34,502,086
Fuji Photo Film ORD.............        850,000     32,163,941
Sharp Corporation...............      3,500,000     41,351,278
Sony Corporation................        302,000     32,561,343
                                                  ------------
                                                   176,865,324
                                                  ------------
MALAYSIA (B) -- 2.73%
Malayan Banking Berhad..........      4,600,000     13,800,000
Sime Darby Berhad...............     21,500,000     28,176,316
Telekom Malaysia Berhad.........      5,875,000     21,953,947
                                                  ------------
                                                    63,930,263
                                                  ------------
SINGAPORE -- 3.76%
Fraser & Neave Ltd. ORD.........      8,000,000     35,477,906
Oversea-Chinese Banking
  Corporation Ltd...............      3,500,000     29,192,913
United Overseas Bank Ltd. --
  Foreign Registered............      3,312,407     23,153,236
                                                  ------------
                                                    87,824,055
                                                  ------------
AUSTRALIA -- 1.51%
-------------------------------
News Corp. Ltd. ADR.............      1,000,000     35,312,500
                                                  ------------
EUROPE -- 77.19%
-------------------------------
DENMARK -- 1.02%
Novo Nordisk A/S -- Class B.....        220,000     23,768,809
                                                  ------------
FRANCE -- 16.19%
AXA-UAP.........................        300,000     36,599,843
Banque Nationale de Paris.......        320,032     26,667,235
Compagnie de Saint Gobain.......        130,000     20,713,098
Compagnie Financiere de
  Paribas.......................        367,257     41,169,240
Compagnie Generale des
  Establissements Michelin Class
  B REGD........................        356,752     14,594,924
Eurotunnel S.A. Units(a)........     14,846,000     21,893,678
Eurotunnel S.A. Warrants(a).....     10,000,000      1,650,035
Pechiney S.A. Class A...........        715,700     30,763,232
Rhone Poulenc S.A...............        567,790     25,945,540
Societe Generale................        147,000     25,907,925
Societe Nationale d'Exploitation
  Industrielle des Tabacs et
  Allumettes (SEITA)............        691,570     39,939,020
Suez Lyonnaise des Eaux.........        222,611     40,152,229
Total Fina S.A. -- "B" Shares...        407,995     52,636,303
                                                  ------------
                                                   378,632,302
                                                  ------------
ITALY -- 5.35%
Assicurazioni Generali..........      1,392,000     48,233,829
Banca Commericale Italiana......      7,540,000     55,052,599
San Paolo -- IMI SpA(a).........      1,595,700     21,721,930
                                                  ------------
                                                   125,008,358
                                                  ------------








--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
--------------------------------------------------------------
NETHERLANDS -- 4.77%
ABN Amro Holding NV.............      1,502,057   $ 32,529,616
Hunter Douglas NV...............        152,901      5,250,828
ING Groep NV....................        652,449     35,324,750
Royal Dutch Petroleum ADR.......        640,000     38,560,000
                                                  ------------
                                                   111,665,194
                                                  ------------
NORWAY -- 1.39%
Bergesen d.y. ASA -- A Shares...      2,202,000     32,447,214
Frontline Warrants..............        804,393             --
                                                  ------------
                                                    32,447,214
                                                  ------------
PORTUGAL -- 1.68%
Banco Comercial Portugues, S.A.
  Preferred.....................        400,000     39,200,000
                                                  ------------
SPAIN -- 4.13%
Banco Bilbao Vizcaya REGD.......        900,000     13,003,309
Bankinter, S.A..................        700,000     28,514,671
Repsol S.A......................      2,700,000     55,131,801
                                                  ------------
                                                    96,649,781
                                                  ------------
SWEDEN -- 9.75%
AGA AB Series B Free............      2,250,000     27,788,413
Autoliv, Inc. Swedish Depository
  Receipt.......................      1,600,000     48,742,935
Ericsson LM Telephone Series B
  Free..........................      2,000,000     64,104,487
Svenska Cellulosa AB (SCA) --
  Series B......................      1,200,000     31,052,449
Swedish Match AB................      9,000,000     32,075,768
Volvo AB B Free.................        837,500     24,282,515
                                                  ------------
                                                   228,046,567
                                                  ------------
SWITZERLAND -- 13.50%
Compagnie Financiere Michelin...         45,000     19,654,700
Compagnie Financiere Richemont
  AG............................         37,000     71,163,458
Credit Suisse Group REGD........         77,035     13,329,827
Nestle SA REGD..................         20,000     36,035,225
Novartis AG REGD................         18,096     26,423,636
Sairgroup.......................        150,000     31,406,995
Swiss Re REGD...................         20,655     39,327,926
UBS AG -- REGD(a)...............        109,976     32,824,644
Zurich Versicherungsgesellschaft
  REGD (Zurich Allied AG).......         80,000     45,491,094
                                                  ------------
                                                   315,657,505
                                                  ------------
UNITED KINGDOM -- 19.41%
Allied Zurich plc...............      2,057,244     25,699,457
Barclay's Bank ORD..............        490,560     14,297,757
BG plc..........................      6,176,470     37,799,902
Billiton plc....................        476,400      1,646,074
Billiton plc ADR................      6,000,000     20,484,000
BP Amoco plc....................      2,430,808     43,527,915
British American Tobacco plc....      2,057,244     19,197,576
Cadbury Schweppes plc ADR.......        860,162     22,901,813
Diageo plc......................      3,497,433     36,440,954
Imperial Tobacco Group..........      5,500,000     60,080,675
National Westminster Bank plc...      2,025,841     42,918,398
Rio Tinto plc...................      1,670,228     27,802,161
Smithkline Beecham plc ADR......        500,000     33,031,250
Standard Chartered plc..........      2,735,000     44,836,277
Whitbread plc...................      1,500,000     23,313,477
                                                  ------------
                                                   453,977,686
                                                  ------------

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(CONTINUED)JUNE 30, 1999
(UNAUDITED)

--------------------------------------------------------------
      EQUITY SECURITIES            SHARES           VALUE
--------------------------------------------------------------
SOUTH AMERICA -- 4.57%
-----------------------------
ARGENTINA -- 1.70%
Telecom de Argentina S.A.
  Class B.....................      3,300,000   $   18,152,305
Telefonica de Argentina S.A.
  Class B.....................      7,000,000       21,702,756
                                                --------------
                                                    39,855,061
                                                --------------
BRAZIL -- 2.87%
Centrais Electricas
  Brasileiras S.A.
  (Electrobras) Preferred.....  1,030,000,000       20,740,021
Centrais Geradoras do Sul do
  Brazil S.A (Gerasul)
  Preferred B.................    600,000,000          490,708
Petroleo Brasileiro S.A.
  (Petrobras).................    187,300,000       29,051,879
Telecomunicacoes de Sao Paulo
  S.A. (Telesp) Preferred.....    124,360,350       14,589,789
Telesp Partcipacoes S.A.
  Preferred...................     92,900,000        2,122,142
                                                --------------
                                                    66,994,539
                                                --------------
TOTAL EQUITY SECURITIES
  (Cost -- $1,683,165,895)....                   2,301,820,764
                                                --------------
CONVERTIBLE BONDS -- 0.69%        PRINCIPAL
-----------------------------   -------------
Liberty Life International BV
  144A REGD, 6.50%, 09/30/04
  (Cost -- $17,552,973).......  $  16,500,000       16,087,500
                                                --------------
COMMERCIAL PAPER -- 0.77%
-----------------------------
American Express, 5.35%,
  07/01/99
  (Cost -- $18,105,691).......     18,103,000       18,105,691
                                                --------------

--------------------------------------------------------------
                                                    VALUE
--------------------------------------------------------------
TOTAL INVESTMENTS -- 99.89%...                  $2,336,013,955
  (Cost -- $1,718,824,559)(c)
OTHER ASSETS, LESS LIABILITIES -- 0.11%              2,618,866
                                                --------------
NET ASSETS -- 100%............                  $2,338,632,821
                                                ==============
ADR -- American Depository Receipt
ORD -- Ordinary
REGD -- Registered

(a) Non-income producing security
(b) Under the Malaysian Government policy, which went into effect on February 15, 1999, proceeds repatriated from the sale of Malaysian securities will be subject to a graduated levy. The levy ranges from zero to ten percent of proceeds, depending on the holding period and the time of repatriation.
(c) Cost is approximately the same for
    Federal income tax purposes.

OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

    Gross unrealized appreciation............   $  721,952,366
    Gross unrealized depreciation............     (104,762,970)
                                                --------------
        Net unrealized appreciation..........   $  617,189,396
                                                ==============

Purchases and sales of securities other than short-term obligations aggregated $40,773,697 and $301,931,517, respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $1,718,824,559)...  $2,336,013,955
Cash........................................................          99,766
Receivables
  Investments sold..........................................       4,426,874
  Fund shares sold..........................................       7,242,211
  Dividends and Interest....................................       5,876,182
  Reclaim...................................................       3,687,451
Other assets................................................          41,968
                                                              --------------
  Total assets..............................................   2,357,388,407
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased...................................      12,487,137
  Management fee............................................       1,963,947
  12b-1 service and distribution fees.......................         926,064
  Other payables to related parties.........................         656,905
Accrued expenses............................................       2,721,533
                                                              --------------
  Total liabilities.........................................      18,755,586
                                                              --------------
NET ASSETS..................................................  $2,338,632,821
                                                              ==============
CLASS A
Net asset value and redemption price per share
  ($1,532,847,487/34,743,347 shares outstanding)............  $        44.12
                                                              ==============
Maximum offering price per share ($44.12 x 100/94.25)*......  $        46.81
                                                              ==============
CLASS B
Net asset value, offering price and redemption price** per
  share ($521,258,947/11,917,511 shares outstanding)........  $        43.74
                                                              ==============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($140,931,008/3,236,382 shares outstanding).........  $        43.55
                                                              ==============
CLASS I
Net asset value, offering price and redemption price per
  share ($143,595,379/3,243,927 shares outstanding).........  $        44.27
                                                              ==============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $1,665,591,443
  Undistributed net realized gain on investments and foreign
    currency transactions...................................      47,650,570
  Undistributed net investment income.......................      10,832,253
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     614,558,555
                                                              --------------
NET ASSETS..................................................  $2,338,632,821
                                                              ==============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $3,739,027 foreign taxes withheld.......                $ 32,489,048
  Interest..................................................                   1,036,513
                                                                            ------------
                                                                              33,525,561
                                                                            ------------
EXPENSES
  Management fee............................................  $11,915,076
  Transfer agent............................................    3,300,650
  Administrative services fee...............................    1,118,582
  Custodian fees............................................      912,085
  Blue Sky fees.............................................       43,182
  Auditing and accounting fees..............................       35,706
  Shareholder reports.......................................      157,580
  Fund accounting...........................................      115,757
  Trustees' fees............................................        3,977
  12b-1 service and distribution fees.......................    5,123,806
  Legal.....................................................       32,781
  Other.....................................................       78,738
                                                                            ------------
      Total expenses........................................                  22,837,920
                                                                            ------------
NET INVESTMENT INCOME.......................................                  10,687,641
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                  61,013,694
  Net change in unrealized appreciation on investments and
    foreign currency transactions, net of taxes of
    $2,141,710..............................................                  90,959,335
                                                                            ------------
      Net gain on investment transactions...................                 151,973,029
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $162,660,670
                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE SIX
                                                               MONTHS ENDED       FOR THE
                                                                 JUNE 30,        YEAR ENDED
                                                               (UNAUDITED)      DECEMBER 31,
                                                                   1999             1998
                                                              -------------------------------
DECREASE IN NET ASSETS
Operations
Net investment income.......................................  $   10,687,641   $   16,050,836
  Net realized gain on investments and foreign currency
    transactions............................................      61,013,694       13,086,365
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................      90,959,335      133,784,460
                                                              --------------   --------------
      Net increase resulting from operations................     162,660,670      162,921,661
                                                              --------------   --------------
Class A distributions
  Dividends from net investment income......................              --      (13,536,256)
  Distributions
    From capital gains......................................              --       (8,545,034)
    In excess capital gains.................................              --       (5,018,512)
                                                              --------------   --------------
      Total distributions to Class A shareholders...........              --      (27,099,802)
                                                              --------------   --------------
Class B distributions
  From capital gains........................................              --       (2,888,018)
  In excess of capital gains................................              --       (1,696,137)
                                                              --------------   --------------
      Total distributions to Class B shareholders...........              --       (4,584,155)
                                                              --------------   --------------
Class C distributions
  From capital gains........................................              --         (828,687)
  In excess of capital gains................................              --         (486,689)
                                                              --------------   --------------
      Total distributions to Class C shareholders...........              --       (1,315,376)
                                                              --------------   --------------
Class I distributions
  Dividends from net investment income......................              --       (1,959,855)
  Distributions
    From capital gains......................................              --         (810,329)
    In excess of capital gains..............................              --         (475,907)
                                                              --------------   --------------
      Total distributions to Class I shareholders...........              --       (3,246,091)
                                                              --------------   --------------
Fund share transactions (Note 4)
  Class A...................................................    (187,885,881)    (174,806,618)
  Class B...................................................     (56,168,082)     (54,146,360)
  Class C...................................................     (22,832,231)     (28,691,544)
  Class I...................................................     (25,313,087)      34,921,011
                                                              --------------   --------------
      Net decrease resulting from Fund share transactions...    (292,199,281)    (222,723,511)
                                                              --------------   --------------
TOTAL DECREASE IN NET ASSETS................................    (129,538,611)     (96,047,274)
NET ASSETS
  Beginning of period.......................................   2,468,171,432    2,564,218,706
                                                              --------------   --------------
  END OF PERIOD.............................................  $2,338,632,821   $2,468,171,432
                                                              ==============   ==============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $   10,832,253   $      144,612
                                                              ==============   ==============

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                               for the six
                                               months ended
                                                 June 30,                           for the year ended
                                               (unaudited)                             December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                   1999          1998         1997         1996         1995         1994
SELECTED PER SHARE DATA                        ----------------------------------------------------------------------------------
Net asset value, beginning of period........    $    41.20    $    39.03   $    35.89   $    30.67   $    27.60   $    27.71
                                               --------------------------------------------------------------------------------
  Income from investment operations
  Net investment income (loss)..............           .22           .37          .24          .20          .25          .07
  Net gains on securities (both realized and
    unrealized).............................          2.70          2.50         3.47         5.85         3.22         1.01
                                               --------------------------------------------------------------------------------
  Total from investment operations..........          2.92          2.87         3.71         6.05         3.47         1.08
                                               --------------------------------------------------------------------------------
  Less distributions
  Dividends from net investment income......            --           .35          .21          .19          .25          .07
  Distributions
    From capital gains......................            --           .22          .26          .64          .12         1.11
    In excess of capital gains..............            --           .13          .10           --          .03           --
  Returns of capital........................            --            --           --           --           --          .01
                                               --------------------------------------------------------------------------------
    Total distributions.....................            --           .70          .57          .83          .40         1.19
                                               --------------------------------------------------------------------------------
Net asset value, end of period..............    $    44.12    $    41.20   $    39.03   $    35.89   $    30.67   $    27.60
                                               ================================================================================
Total return (%)............................          7.09(a)       7.34(b)     10.38(b)     19.72(b)     12.65(b)      3.92(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....    $1,532,847    $1,613,797   $1,705,772   $  989,254   $  475,989   $  229,586
Ratio of expenses to
  average net assets (%)....................          1.78(c)       1.58         1.59         1.65         1.52         1.58
Ratio of net investment income to
  average net assets (%)....................          1.03(c)        .83          .68          .76          .97          .30
Portfolio turnover rate (%).................             2            15            8           14            6            7

--------------------------------------------------------------------------------

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                               for the six
                                               months ended
                                                 June 30,                           for the year ended
                                               (unaudited)                             December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                   1999          1998         1997         1996         1995         1994
SELECTED PER SHARE DATA                        ----------------------------------------------------------------------------------
Net asset value, beginning of period........    $    40.97    $    38.82   $    35.73   $    30.67   $    27.60   $    27.71
                                               --------------------------------------------------------------------------------
Income from investment operations
  Net investment income (loss)..............           .08            --         (.06)        (.01)         .01         (.10)
  Net gains or losses on securities (both
    realized and unrealized)................          2.69          2.50         3.44         5.76         3.20          .91
                                               --------------------------------------------------------------------------------
  Total from investment operations..........          2.77          2.50         3.38         5.75         3.21          .81
                                               --------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............            --            --           --           --          .01           --
    In excess of net investment income......            --            --           --          .05           --           --
  Distributions
    From capital gains......................            --           .22          .21          .64          .10          .90
    In excess of capital gains..............            --           .13          .08           --          .03           --
  Returns of capital........................            --            --           --           --           --          .02
                                               --------------------------------------------------------------------------------
    Total distributions.....................            --           .35          .29          .69          .14          .92
                                               --------------------------------------------------------------------------------
Net asset value, end of period..............    $    43.74    $    40.97   $    38.82   $    35.73   $    30.67   $    27.60
                                               ================================================================================

Total return (%)............................          6.76(a)       6.43(b)      9.46(b)     18.76(b)     11.62(b)      2.96(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....    $  521,259    $  542,997   $  568,521   $  312,161   $   74,650   $   30,143
Ratio of expenses to average net assets
  (%).......................................          2.42(c)       2.41         2.42         2.45         2.44         2.50
Ratio of net investment income (loss) to
  average net assets (%)....................           .40(c)       (.01)        (.15)        (.04)         .05         (.62)
Portfolio turnover rate (%).................             2            15            8           14            6            7

------------------------------------------------------------

                          CLASS C
  --------------------------------------------------------
  for the six                          for the period
  months ended                         April 30, 1996
    June 30,     for the year ended    (commencement)
  (unaudited)       December 31,       to December 31,
  --------------------------------------------------------
      1999         1998       1997          1996
  --------------------------------------------------------
    $  40.79     $  38.64   $  35.58       $ 32.68
  --------------------------------------------------------
         .09           --       (.05)           --
        2.67         2.50       3.42          3.74
  --------------------------------------------------------
        2.76         2.50       3.37          3.74
  --------------------------------------------------------
          --           --        .01            --
          --           --         --           .20
          --          .22        .21           .64
          --          .13        .09            --
  --------------------------------------------------------
          --          .35        .31           .84
  --------------------------------------------------------
    $  43.55     $  40.79   $  38.64       $ 35.58
  ========================================================

        6.77(a)      6.46(b)    9.50(b)      11.45(a)

    $140,931     $154,378   $174,880       $44,450

        2.40(c)      2.40       2.41          2.44(c)

         .41(c)       .01       (.14)         (.03)(c)
           2           15          8            14

--------------------------------------------------------------------------------
                                                        (a) Total return
                                                        represents
                                                        aggregate total
                                                        return and does
                                                        not reflect a
                                                        sales charge.

                                                        (b) Total return
                                                        does not reflect
                                                        a sales charge.

                                                        (c) Annualized

                                     CLASS I
  ------------------------------------------------------------------------------
  for the six                                               for the period
  months ended                                              October 6, 1994
    June 30,               for the year ended               (commencement)
  (unaudited)                 December 31,                  to December 31,
  ------------------------------------------------------------------------------
      1999         1998       1997      1996      1995           1994
  ------------------------------------------------------------------------------
    $  41.21     $  39.06   $  35.89   $ 30.67   $ 27.60        $ 29.06
  ------------------------------------------------------------------------------
         .35          .55        .32       .27       .30            .03
        2.71         2.48       3.56      5.88      3.22           (.49)
  ------------------------------------------------------------------------------
        3.06         3.03       3.88      6.15      3.52           (.46)
  ------------------------------------------------------------------------------
          --          .53        .32       .27       .30            .03
          --           --         --       .02        --             --
          --          .22        .28       .64       .12            .92
          --          .13        .11        --       .03             --
          --           --         --        --        --            .05
  ------------------------------------------------------------------------------
          --          .88        .71       .93       .45           1.00
  ------------------------------------------------------------------------------
    $  44.27     $  41.21   $  39.06   $ 35.89   $ 30.67        $ 27.60
  ==============================================================================

        7.43(a)      7.75(b)   10.87(b)  20.06(b)  12.85(b)       (1.64)(a)

    $143,595     $156,999   $115,046   $53,344   $13,020        $ 4,921
        1.17(c)      1.18       1.18      1.25      1.35           1.41(c)

        1.64(c)      1.23       1.08      1.16      1.14            .47(c)
           2           15          8        14         6              7

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy International Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market, are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, and certain securities sold at a loss. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's first $2.5 billion in average net assets and .90% of the Fund's average net assets in excess of $2.5 billion. Northern Cross Investments Limited is the subadviser of the Fund. IMI, not the Fund, is obligated to compensate the subadviser.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discounts retained by IMDI was $17,966.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $1,773,628, $2,628,521 and $721,657, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $2,598,772, $529,213, $133,602 and $39,063, for Class A, Class B,
Class C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Class I were as follows:

                            SIX MONTHS ENDED
                             JUNE 30, 1999                  YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1998
-------------------------------------------------------------------------------
       CLASS A           SHARES        AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................   3,777,073   $ 160,283,012     9,861,782   $ 405,629,284
Issued on
 reinvestment of
 distributions.......          --              --       490,806      20,221,191
 Repurchased.........  (8,202,891)   (348,168,893)  (14,882,098)   (600,657,093)
                       ----------   -------------   -----------   -------------
Net decrease.........  (4,425,818)  $(187,885,881)   (4,529,510)  $(174,806,618)
                       ==========   =============   ===========   =============

                            SIX MONTHS ENDED
                             JUNE 30, 1999                  YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1998
-------------------------------------------------------------------------------
       CLASS B           SHARES        AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................     201,762   $   8,531,269       768,565   $  31,626,287
Issued on
 reinvestment of
 distributions.......          --              --        54,506       2,233,625
Repurchased..........  (1,536,324)    (64,699,351)   (2,215,469)    (88,006,272)
                       ----------   -------------   -----------   -------------
Net decrease.........  (1,334,562)  $ (56,168,082)   (1,392,398)  $ (54,146,360)
                       ==========   =============   ===========   =============

                            SIX MONTHS ENDED
                             JUNE 30, 1999                  YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1998
-------------------------------------------------------------------------------
       CLASS C           SHARES        AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................      94,267   $   3,981,724       389,550   $  15,972,472
Issued on
 reinvestment of
 distributions.......          --              --        11,181         456,136
Repurchased..........    (642,498)    (26,813,955)   (1,141,755)    (45,120,152)
                       ----------   -------------   -----------   -------------
Net decrease.........    (548,231)  $ (22,832,231)     (741,024)  $ (28,691,544)
                       ==========   =============   ===========   =============

                            SIX MONTHS ENDED
                             JUNE 30, 1999                  YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1998
-------------------------------------------------------------------------------
       CLASS I           SHARES        AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------
Sold.................     454,402   $  19,552,691     1,327,805   $  53,170,870
Issued on
 reinvestment of
 distributions.......          --              --        66,618       2,745,340
Repurchased..........  (1,019,930)    (44,865,778)     (530,519)    (20,995,199)
                       ----------   -------------   -----------   -------------
Net (decrease)/
 increase............    (565,528)  $ (25,313,087)      863,904   $  34,921,011
                       ==========   =============   ===========   =============

Effective April 18, 1997, the Fund suspended the offer of its shares to new investors. Shares are available for purchase only by existing shareholders of the Fund. Once a shareholder's account is liquidated, the shareholder may not invest in the Fund at a later date.

03IIFX063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999   IVY INTERNATIONAL SMALL COMPANIES FUND

      MARKET COMMENTARY

         According to our research, last year's          should continue to improve, which would
         high level of risk aversion has declined        provide a positive impetus for European
         in the first half of 1999. This seems to        equity markets. And while the euro has
         have resulted in many international             continued to languish, we believe it is
         small-capitalization stocks outperforming       close to bottoming out and should be
         their larger counterparts. After a              stronger by the end of the year. In our
         dramatic sell-off in 1998, international        view, this would be positive for US
         smaller companies have rallied strongly,        investors.
         which we believe to be the result of
         improving sentiment about worldwide                 Our research indicates that European small
         economic growth. Small-cap value stocks,        caps hit very low levels by year-end 1998,
         in particular, have done well, along with       in part due to a preference by investors
         emerging markets, commodity and other           for liquidity, and in part due to the
         cyclical stocks. We believe this stems          predominance of cyclical industries in the
         from a diminished uncertainty in the            European small-cap universe. According to
         international environment that has high-        Morgan Stanley Capital International, at
         lighted the excessive valuation discounts       the end of 1998, the valuation spread
         of these companies relative to larger-cap       between European large- and small-cap
         growth stocks. Going forward, we believe        issues was at its widest in 20 years. In
         that international small caps are likely        our view, this created substantial oppor-
         to continue to perform well due to              tunities for value investors.
         accelerating global growth, lower
         uncertainty and the exceptional value our           For example, portfolio holding Waterford
         research indicates they offer investors.        Wedgwood, one of the world's leading
                                                         manufacturers and distributors of premium
              Since its launch in January, the           crystal and ceramic tableware, sold off
         euro, the new common currency adopted by        dramatically last year based on investor
         11 European nations, has weakened               fears that the Asian economic crisis would
         considerably due to concerns about weak         erode profits. Despite group profit growth
         domestic activity and a slowdown in             of 10% in 1998, the share price declined
         exports. The currency's weakness was exac-      over 50% during the year. We believe the
         erbated by continued strength in the US         group, which has just completed a major
         economy and concern over the political          restructuring program and upgraded its
         influence on economic policy in some            manufacturing facilities, is well placed
         European countries. Looking forward, we         going forward to capitalize on its brand
         believe the European economic background        strength in key luxury goods markets
                                                         around the world. While we cannot say for

2

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

certain, we estimate double-digit compound annual profit growth over the next five years. Despite sound fundamentals, our research indicates that the company's shares continue to trade at around 12 times estimated 2000 earnings.

     Rauma Oyj--a world leader in machinery used in the pulp and paper industry--is another holding in the portfolio. As a result of a merger in 1999, we believe the company (now known as Valmet-Rauma Oyj) is poised to benefit from accelerating global growth and the upturn in the pulp and paper cycle. Despite leading positions in all the market segments in which the company operates, the shares continue to trade at 10 times estimated 2000 earnings and offer a yield of over 5%. We expect the shares to be rerated as pulp and paper capital expenditures increase. Overall, European smaller companies (about 50% of the Ivy International Small Companies Fund, excluding UK investments) performed well during the first half of 1999.

     Smaller companies within the UK, which represent 23% of the Ivy International Small Companies Fund at June 30, 1999, performed well in the first half of the year. Following four interest rate cuts, the UK market has begun to broaden out and we believe there is evidence that the UK economy is enjoying a soft landing.

     The Fund's Asian holdings, which represent about 14% of the portfolio, have performed well. While some of the larger-cap Asian names performed better than small caps as liquidity has returned to the region, we believe that opportunities abound in many smaller-cap companies. Universal Robina, the largest snack food producer and distributor in the Philippines, continues to be a core holding in the Ivy International Small Companies Fund. It seems a strong rebound in consumer demand has fueled dramatic earnings growth, which we expect to continue over the next few years as the recovery strengthens. The stock continues to trade below seven times estimated 2000 earnings.

     Exposure to Latin America and Central and Eastern Europe in the Ivy International Small Companies Fund continues to be concentrated in high-quality, small-cap names. We expect that as fundamentals strengthen in these markets, portfolio holdings, such as Gedeon Richter, a Hungarian pharmaceutical company, and Tele Centro Oeste Celular, a cellular communications company in Brazil, will make a strong contribution to performance.

     The Fund's holdings reflect its value discipline. While discounts are no longer as deep as they were at the beginning of 1999, in our view, valuation gaps continue to be high. Portfolio holdings are concentrated in international small caps that we believe offer exceptional long-term value, with valuations, on average, about half those of the broader indices and, in many cases, with substantially higher growth rates. We believe investors with exposure to international small caps should be well rewarded and achieve substantial diversification benefits.

IVY MANAGEMENT, INC.

                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
  EQUITY SECURITIES -- 98.83%        SHARES          VALUE
--------------------------------------------------------------
ASIA/PACIFIC -- 14.25%
-------------------------------
AUSTRALIA -- 0.54%
BRL Hardy Limited...............          3,500   $     14,841
                                                  ------------
HONG KONG -- 4.45%
Axa China Region Limited........         34,000         27,170
Jardine International Motor
  Holdings Ltd..................         48,000         24,747
Orient Overseas International
  Ltd.(a).......................         80,000         29,387
VTech Holdings Limited..........         13,000         41,302
                                                  ------------
                                                       122,606
                                                  ------------
MALAYSIA(B) -- 4.23%
Berjaya Sports Toto Berhad......         20,000         46,316
KFC Holdings (Malaysia)
  Berhad........................         55,000         70,342
                                                  ------------
                                                       116,658
                                                  ------------
NEW ZEALAND -- 1.69%
Fletcher Challenge Building.....         13,000         18,945
Tourism Holdings Limited(a).....         20,884         27,667
                                                  ------------
                                                        46,612
                                                  ------------
PHILIPPINES -- 1.53%
Universal Robina Corporation....        198,000         42,151
                                                  ------------
SINGAPORE -- 1.81%
Clipsal Industries Limited......         12,000         18,600
Elec & Eltek International Co.
  Ltd...........................          8,000         31,200
                                                  ------------
                                                        49,800
                                                  ------------
EUROPE -- 81.24%
-------------------------------
AUSTRIA -- 1.24%
Mayr-Melnhof Karton AG..........            750         34,032
                                                  ------------
CZECH REPUBLIC -- 1.68%
Inzenyrske a Prumyslove Stavby
  (IPS).........................         11,000         46,295
                                                  ------------
DENMARK -- 1.64%
Jyske Bank A/S..................            300         28,574
Sydbank A/S.....................            400         16,685
                                                  ------------
                                                        45,259
                                                  ------------
FINLAND -- 4.91%
Rapala Normark Corp.(a).........          5,102         36,042
Valmet-Rauma Oyj................          6,400         75,902
YIT-Yhtyma Oyj..................          2,500         23,204
                                                  ------------
                                                       135,148
                                                  ------------
FRANCE -- 8.88%
Assurances Banque Populaire.....            291         28,510
Bongrain S.A....................             75         28,308
Bull S.A.(a)....................          5,000         43,004
Etam Development S.A............          1,636         72,379
MGI Coutier.....................            700         21,657
Scor S.A........................            510         25,298
Union du Credit-Bail Immobilier
  (Unibail).....................            200         25,596
                                                  ------------
                                                       244,752
                                                  ------------
GERMANY -- 12.39%
BERU AG.........................          1,620         35,418
Dyckerhoff AG...................            115         33,800
Escada AG Preferred.............            200         26,762
Intershop Communications
  AG(a).........................            208         49,980
Merck KGaA......................            640         20,724
Nemetschek AG(a)................            400         27,844

--------------------------------------------------------------
--------------------------------------------------------------
       EQUITY SECURITIES             SHARES          VALUE
Sixt AG Non Vtg Pref............          1,000   $     53,626
Telegate AG(a)..................          1,600         54,780
Wanderer-Werke AG(a)............            390         38,450
                                                  ------------
                                                       341,384
                                                  ------------
HUNGARY -- 1.97%
Danubius Hotel & Spa Rt.(a).....          1,200         21,780
Gedeon Richter Rt...............            250         10,858
Pick Szeged Rt..................            775         21,756
                                                  ------------
                                                        54,394
                                                  ------------
IRELAND -- 2.59%
Ryanair Holdings plc(a).........          6,897         71,482
                                                  ------------
ITALY -- 1.30%
Banca Popolare di Milano........          4,650         35,918
                                                  ------------
NETHERLANDS -- 6.10%
Athlon Groep NV.................          1,577         38,218
Beter Bed Holding NV............          1,015         29,309
Devote NV(a)....................          3,200         49,336
Samas Groep NV..................          3,448         51,026
                                                  ------------
                                                       167,889
                                                  ------------
NORWAY -- 3.10%
Ekornes ASA.....................          4,354         33,462
Tandberg Television ASA(a)......          5,059         52,053
                                                  ------------
                                                        85,515
                                                  ------------
PORTUGAL -- 3.65%
Companhia de Seguros Mundial
  Confianca S.A.(a).............            750         29,592
Lusomundo-SGPS S.A.(a)..........          3,110         43,234
SIVA-SGPS S.A...................          2,593         27,677
                                                  ------------
                                                       100,503
                                                  ------------
SPAIN -- 1.53%
Enaco, S.A.(a)..................          5,000         42,024
                                                  ------------
SWEDEN -- 3.34%
Esselte AB -- B Shares..........          2,761         28,579
Finnveden AB....................          3,400         49,790
Meto AG(a)......................          2,761         13,672
                                                  ------------
                                                        92,041
                                                  ------------
SWITZERLAND -- 4.26%
Edipresse S.A...................             63         20,465
Swisslog Holding AG.............            500         60,546
Zehnder Holding AG -- Class B...             70         36,473
                                                  ------------
                                                       117,484
                                                  ------------
UNITED KINGDOM -- 22.66%
Admiral plc.....................          1,900         27,479
Care U.K. plc...................          5,455         18,960
Corporate Services Group Plc....         13,275         17,787
Diagonal plc....................          9,600         51,829
Druid Group plc.................          1,850         30,765
F.I. Group plc..................          7,400         38,027
Fitness First plc(a) (with 802
  Rights(a))....................          7,225         78,835
Informa Group plc...............          9,000         52,420
Jarvis Hotels plc...............          8,370         18,405
Johnson Service Group plc.......          9,000         41,000
Luminar plc.....................          3,800         56,755
Nycomed Amersham plc............          2,650         18,851
Parity Group plc................            750          7,448

4

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
      EQUITY SECURITIES            SHARES           VALUE
--------------------------------------------------------------
RM plc........................          4,500   $       35,467
Taylor Nelson Sofres plc......         22,000           54,792
Waterford Wedgwood plc........         72,600           75,530
                                                --------------
                                                       624,350
                                                --------------
SOUTH AMERICA -- 3.34%
-----------------------------
BRAZIL -- 1.84%
Rossi Residencial S.A. GDR....          7,600            9,263
Tam -- Cia de Invetimentos em
  Transportes
  Preferred(a)(c).............        710,000           19,066
Tele Centro Oeste Celular
  Part. S.A...................     18,000,000           22,335
                                                --------------
                                                        50,664
                                                --------------
CHILE -- 1.50%
A.F.P. Provida S.A.-Sponsored
  ADR.........................            800           17,600
Cristalerias de Chile
  Sponsored ADR...............            600            9,263
Vina Concha y Toro S.A.
  Sponsored ADR...............            400           14,400
                                                --------------
                                                        41,263
                                                --------------

--------------------------------------------------------------
--------------------------------------------------------------
      EQUITY SECURITIES                             VALUE
TOTAL INVESTMENTS -- 98.83%
  (Cost -- $2,642,489)(d).....                  $    2,723,065
OTHER ASSETS, LESS
  LIABILITIES -- 1.17%........                          32,134
                                                --------------
NET ASSETS -- 100%............                  $    2,755,199
                                                ==============
(a) Non-income producing security
(b) Under the Malaysian Government policy,
    which went into effect on February 15,
    1999, proceeds repatriated from the sale
    of Malaysian securities will be subject
    to a graduated levy. The levy ranges from
    zero to ten percent of proceeds,
    depending on the holding period and the
    time of repatriation.
(c) Securities valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note 1 to the Financial
    Statements.
(d) Cost is approximately the same for
    Federal income tax purposes

OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation............   $      394,283
    Gross unrealized depreciation............         (313,707)
                                                --------------
        Net unrealized appreciation..........   $       80,576
                                                ==============
Purchases and sales of securities other than short-term
obligations aggregated $2,269,740 and $2,787,764,
respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $2,642,489).......  $2,723,065
Cash........................................................       5,348
Receivables
  Dividends and Interest....................................       6,046
  Manager for expense reimbursement.........................      31,410
Deferred organization expenses..............................      24,276
Other assets................................................      18,481
                                                              ----------
  Total assets..............................................   2,808,626
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................      14,601
  Management fee............................................       2,254
  12b-1 service and distribution fees.......................       1,887
  Other payables to related parties.........................       2,874
Accrued expenses............................................      31,811
                                                              ----------
  Total liabilities.........................................      53,427
                                                              ----------
NET ASSETS..................................................  $2,755,199
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($882,316/89,671 shares outstanding)......................  $     9.84
                                                              ==========
Maximum offering price per share ($9.84 x 100/94.25)*.......  $    10.44
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($982,220/100,616 shares outstanding)...............  $     9.76
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($890,663/90,650 shares outstanding)................  $     9.83
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $2,925,701
  Accumulated net realized loss on investments and foreign
    currency transactions...................................    (252,595)
  Undistributed net investment income.......................       4,594
  Net unrealized appreciation on investments and foreign
    currency transactions...................................      77,499
                                                              ----------
NET ASSETS..................................................  $2,755,199
                                                              ==========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

      The accompanying notes are an integral part of the financial statements.

6

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $4,388 foreign taxes withheld...........            $    32,834
  Interest..................................................                     56
                                                                        -----------
                                                                             32,890
                                                                        -----------
EXPENSES
  Management fee............................................  $13,761
  Transfer agent............................................    5,435
  Administrative services fee...............................    1,376
  Custodian fees............................................   43,381
  Blue Sky fees.............................................   14,340
  Auditing and accounting fees..............................   10,290
  Shareholder reports.......................................    3,644
  Amortization of organization expenses.....................    4,936
  Fund accounting...........................................   10,324
  Trustees' fees............................................    3,977
  12b-1 service and distribution fees.......................   10,479
  Legal.....................................................   18,891
  Other.....................................................    1,325
                                                                        -----------
                                                                            142,159
  Expenses reimbursed by Manager............................               (101,488)
  Fees paid indirectly......................................                 (3,358)
                                                                        -----------
    Net expenses............................................                 37,313
                                                                        -----------
NET INVESTMENT LOSS.........................................                 (4,423)
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................               (103,737)
  Net change in unrealized depreciation on investments and
    foreign currency
    transactions, net of taxes of $3,036....................                344,021
                                                                        -----------
    Net gain on investment transactions.....................                240,284
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $   235,861
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                              ------------   ------------
                                                                  1999           1998
                                                              ------------   ------------
DECREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $     (4,423)  $     (4,366)
  Net realized loss on investments and foreign currency
    transactions............................................      (103,737)      (147,128)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................       344,021        331,298
                                                              ------------   ------------
    Net increase resulting from operations..................       235,861        179,804
                                                              ------------   ------------
Class A distributions
  Dividends from net investment income......................            --        (15,583)
  Distributions from capital gains..........................            --           (858)
                                                              ------------   ------------
    Total distributions to Class A shareholders.............            --        (16,441)
                                                              ------------   ------------
Class B distributions
  Dividends from net investment income......................            --         (9,725)
  Distributions from capital gains..........................            --           (962)
                                                              ------------   ------------
    Total distributions to Class B shareholders.............            --        (10,687)
                                                              ------------   ------------
Class C distributions
  Dividends from net investment income......................            --         (7,930)
  Distributions from capital gains..........................            --         (1,046)
                                                              ------------   ------------
    Total distributions to Class C shareholders.............            --         (8,976)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................      (177,865)       (51,932)
  Class B...................................................      (128,283)       (16,818)
  Class C...................................................      (305,924)      (517,473)
                                                              ------------   ------------
    Net decrease resulting from Fund share transactions.....      (612,072)      (586,223)
                                                              ------------   ------------
TOTAL DECREASE IN NET ASSETS................................      (376,211)      (442,523)
NET ASSETS
  Beginning of period.......................................     3,131,410      3,573,933
                                                              ------------   ------------
  END OF PERIOD.............................................  $  2,755,199   $  3,131,410
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $      4,594   $      9,017
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 CLASS A                               CLASS B                     CLASS C
                                     ----------------------------------------------------------------------------------------
                                     for the six                         for the six                             for the six
                                     months ended     for the year       months ended                            months ended
                                       June 30,          ended             June 30,      for the year ended        June 30,
                                     (unaudited)      December 31,       (unaudited)        December 31,         (unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                         1999       1998       1997          1999         1998        1997           1999
SELECTED PER SHARE DATA              ----------------------------------------------------------------------------------------
Net asset value, beginning of
 period............................     $8.95       $8.66     $10.00        $ 8.92       $ 8.63     $ 10.00         $ 8.97
                                     ----------------------------------------------------------------------------------------
 Income (loss) from investment
   operations
 Net investment income (loss)
   (a).............................       .01(b)      .04       (.01)         (.03)(b)     (.03)       (.05)          (.03)(b)
 Net gains or losses on securities
   (both realized and
   unrealized).....................       .88(b)      .41      (1.24)          .87(b)       .41       (1.27)           .89(b)
                                     ----------------------------------------------------------------------------------------
 Total from investment
   operations......................       .89         .45      (1.25)          .84          .38       (1.32)           .86
                                     ----------------------------------------------------------------------------------------
 Less distributions
 Dividends in excess of net
   investment income...............        --         .15         --            --          .08          --             --
 Distributions from capital
   gains...........................        --         .01        .09            --          .01         .05             --
                                     ----------------------------------------------------------------------------------------
     Total distributions...........        --         .16        .09            --          .09         .05             --
                                     ----------------------------------------------------------------------------------------
Net asset value, end of period.....     $9.84       $8.95     $ 8.66        $ 9.76       $ 8.92     $  8.63         $ 9.83
                                     ----------------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------------
Total return (%)...................      9.94(c)     5.24(d)  (12.52)(d)      9.42(c)      4.46(d)   (13.19)(d)       9.59(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................     $ 882       $ 980     $  992        $  982       $1,027     $ 1,007         $  891
Ratio of expenses to average net
 assets(e)
 With expense reimbursement (%)....      2.45(f)     2.47       2.50          3.22(f)      3.24        3.31           3.16(f)
 Without expense reimbursement
   (%).............................      9.83(f)     6.38       4.87         10.60(f)      7.15        5.68          10.53(f)
Ratio of net investment income
 (loss) to average net
 assets(%)(a)......................       .18(f)      .39       (.11)         (.59)(f)     (.38)       (.91)          (.52)(f)
Portfolio turnover rate (%)........        90          18         10            90           18          10             90

                                           CLASS C
                                     ------------------
                                     for the year ended
                                        December 31,
-----------------------------------  ------------------
                                       1998       1997
SELECTED PER SHARE DATA              ------------------
Net asset value, beginning of
 period............................  $  8.65    $ 10.00
                                     ------------------
 Income (loss) from investment
   operations
 Net investment income (loss)
   (a).............................     (.03)      (.06)
 Net gains or losses on securities
   (both realized and
   unrealized).....................      .42      (1.25)
                                     ------------------
 Total from investment
   operations......................      .39      (1.31)
                                     ------------------
 Less distributions
 Dividends in excess of net
   investment income...............      .06         --
 Distributions from capital
   gains...........................      .01        .04
                                     ------------------
     Total distributions...........      .07        .04
                                     ------------------
Net asset value, end of period.....  $  8.97    $  8.65
                                     ------------------
                                     ------------------
Total return (%)...................     4.55(d)  (13.14)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $ 1,125    $ 1,574
Ratio of expenses to average net
 assets(e)
 With expense reimbursement (%)....     3.16       3.23
 Without expense reimbursement
   (%).............................     7.07       5.60
Ratio of net investment income
 (loss) to average net
 assets(%)(a)......................     (.30)      (.83)
Portfolio turnover rate (%)........       18         10

(a)Net investment income (loss) is net of expenses reimbursed by Manager.
(b)Based on average shares outstanding.
(c)Total return represents aggregate total return and does not reflect a sales charge.
(d)Total return does not reflect a sales charge.
(e)Total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(f)Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy International Small Companies Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 1999, securities valued by the Valuation Committee amounted to $19,066 (0.7% of net assets) and have been noted as such in the Portfolio of Investments

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $149,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in

10

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

FEES PAID INDIRECTLY -- From January 1, 1999 through April 15, 1999, the Fund had an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the period from January 1, 1999 through April 15, 1999, custodian fees were reduced by $3,358 under this arrangement.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Beginning January 29, 1999, Henderson Investment Management Limited is subadvisor to fifty percent of the portfolio of the Fund. See note 5. IMI, not the Fund, is obligated to compensate the subadvisor. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $110.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C . IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $1,093, $4,806 and $4,580, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $1,767, $2,027 and $1,641, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B and Class C were as follows:

                        SIX MONTHS ENDED
                          JUNE 30, 1999             YEAR ENDED
                           (UNAUDITED)          DECEMBER 31, 1998
------------------------------------------------------------------
       CLASS A         SHARES     AMOUNT      SHARES     AMOUNT
------------------------------------------------------------------
Sold.................      955   $   9,141     26,321   $ 245,402
Issued on
 reinvestment of
 distributions.......       --          --      1,617      14,226
Repurchased..........  (20,756)   (187,006)   (33,027)   (311,560)
                       =======   =========   ========   =========
Net decrease.........  (19,801)  $(177,865)    (5,089)  $ (51,932)
                       =======   =========   ========   =========

                        SIX MONTHS ENDED
                          JUNE 30, 1999             YEAR ENDED
                           (UNAUDITED)          DECEMBER 31, 1998
------------------------------------------------------------------
CLASS B                SHARES     AMOUNT      SHARES     AMOUNT
------------------------------------------------------------------
Sold.................    1,994   $  17,918     19,191   $ 172,197
Issued on
 reinvestment of
 distributions.......       --          --        729       6,395
Repurchased..........  (16,482)   (146,201)   (21,580)   (195,410)
                       =======   =========   ========   =========
Net decrease.........  (14,488)  $(128,283)    (1,660)  $ (16,818)
                       =======   =========   ========   =========

                        SIX MONTHS ENDED
                          JUNE 30, 1999          YEAR ENDED
                           (UNAUDITED)        DECEMBER 31, 1998
------------------------------------------------------------------
CLASS C                SHARES     AMOUNT      SHARES     AMOUNT
------------------------------------------------------------------
Sold.................    1,915   $  17,870     44,807   $ 433,078
Issued on
 reinvestment of
 distributions.......       --          --         83         735
Repurchased..........  (36,579)   (323,794)  (101,503)   (951,286)
                       =======   =========   ========   =========
Net decrease.........  (34,664)  $(305,924)   (56,613)  $(517,473)
                       =======   =========   ========   =========

5. SHAREHOLDER VOTE

On January 29, 1999, a special shareholders' meeting was held. The Fund's shareholders were asked to approve the new Subadvisory Agreement between the Fund and Henderson Investment Management Limited to act as subadvisor to fifty percent of the portfolio of the Fund. The shareholders approved as follows:

                        NUMBER OF VOTES
----------------------------------------------------------------
        FOR                 AGAINST               ABSTAIN
        ---                 -------               -------
      183,972                3,346                 4,974

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IISC063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan

 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer

 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts

 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts

 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472

 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida

 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY GROWTH WITH INCOME FUND

      MARKET COMMENTARY

         The US stock market has continued to               We now witness the fear of an overheated
         perform well in 1999 and has extended its       economy, the fear of inflation and the
         multiyear bull market trend. The Dow Jones      fear of higher interest rates. Although we
         Industrial Average has moved well past          believe that any one of these concerns can
         10,000, and, in our view, it now appears        easily cause the market to correct 10% or
         that investors are viewing 10,000 as the        more, in our view, experience indicates
         floor to the market instead of the              that it is best to keep focused on the
         ceiling. Moreover, as opposed to the            long-term trend of the market, and to view
         narrow advances the market experienced in       corrections as buying opportunities.
         recent years that singularly favored
         large-cap growth stocks, our research              We believe long-term investors have many
         indicates that this year's move has             reasons to remain optimistic. We believe
         broadened to include other sectors, such        that the threat of a significant rise in
         as cyclical, small-cap and international        inflation is remote. Historically,
         securities.                                     monetary growth in the US has presaged low
                                                         inflation. We believe the recent rise in
              It seems that many of the concerns         interest rates is likely to reverse once
         expressed by investors early in the year        the markets accept and reflect a
         have dissipated. According to our               low-inflation environment. The economy
         research, earnings growth has not slowed.       continues to grow, which, we believe
         The narrow scope of the market has              should support higher corporate profits.
         broadened. Weakness in foreign economies        Further, we believe that the increasing
         has not caused the US economy to slow.          need for baby boomers to invest for
         Rather, it seems that the strength in the       retirement should provide a positive
         US economy and US stock market has buoyed       influence on stock prices.
         overseas economies and markets. In our
         view, the fear of deflation has subsided,          The Ivy Growth with Income Fund benefited
         and the fear of financial-market collapse       from rising equity prices during the first
         has been replaced by the fear that              half of 1999. The Fund invested primarily
         financial markets are overvalued. Our           in a combination of high-quality, large-
         research also indicates that the fear of        and mid-cap companies and the number of
         overvaluation, which has existed since the      securities in the Fund was reduced to
         market passed 6,000,                            approximately 67.
         was unfounded.
                                                            The Fund continues to be managed in
              In 1999, the investment community has      accordance with a disciplined investment
         expressed new fears.

2

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

philosophy, the key to which is stock selection. Typically, the Fund is fully invested at all times, as the Fund manager makes no attempt to time the market. During the first half of 1999, cash positions within the Fund were held to a minimum, generally less than 2%.

     When selecting companies for the Fund's portfolio, the manager divides the stock market into nine broad economic sectors, and the weightings within the Fund approximate the weighting of each sector within the market, as measured by the S&P 500 Index. Since there is no attempt to time the market or to make sector bets, the manager focuses entirely on selecting the appropriate individual securities in which the Fund invests. The manager utilizes an equity style that is a blend of growth and value stocks. The Fund is invested in companies that, in the judgment of the manager, have had a proven and consistent record of earnings profitability, but whose prices do not adequately reflect the underlying profitability of the companies. The profitability of each company is compared to the patterns of that company's industry to account for normal cyclicality.

     In addition to earnings profitability, the manager also considers dividend-paying ability, financial strength, trading liquidity and technical readings. Normally, the Fund maintains a portfolio with a below-market price to earnings ratio, and an above-market return on equity. However, individual companies within the Fund may possess diagnostics that are different from the overall Fund due to the dominance of the company within its industry or to the nature of the industry itself.

     Overall, we expect that the US equity market will continue to experience periods of volatility. However, we believe that the long-term outlook for US stocks remains favorable.

IVY MANAGEMENT, INC.

                                                                              3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
        COMMON STOCKS -- 98.98%           SHARES      VALUE
--------------------------------------------------------------
BASIC INDUSTRIES -- 5.73%
COMAIR Holdings, Inc....................  40,000   $   832,500
Georgia-Pacific Group...................  22,000     1,042,250
PPG Industries, Inc.....................  25,000     1,476,563
Praxair, Inc............................  40,000     1,957,500
                                                   -----------
                                                     5,308,813
                                                   -----------
CAPITAL GOODS -- 8.41%
AlliedSignal Inc........................  15,000       945,000
Briggs & Stratton Corporation...........  29,000     1,674,750
General Electric Company................  15,000     1,695,000
Honeywell Inc...........................  11,000     1,274,625
Tyco International Ltd..................  10,000       947,500
United Technologies Corporation.........  17,500     1,254,531
                                                   -----------
                                                     7,791,406
                                                   -----------
CONSUMER CYCLICAL -- 9.07%
American Eagle Outfitters Inc.(a).......  35,000     1,592,500
Gap, Inc.(The)..........................  22,500     1,133,438
Goodyear Tire & Rubber Co. (The)........  27,500     1,617,344
Lowe's Companies, Inc...................  17,500       992,031
May Department Stores Company, (The)....  30,000     1,226,250
Tommy Hilfiger Corporation (a)..........  25,000     1,837,500
                                                   -----------
                                                     8,399,063
                                                   -----------
CONSUMER STAPLES -- 9.69%
Anheuser-Busch Companies, Inc...........  20,000     1,418,750
Avon Products, Inc......................  22,500     1,248,750
Colgate-Palmolive Company...............  12,500     1,234,375
General Mills, Inc......................  20,000     1,607,500
H.J. Heinz Company......................  20,000     1,002,500
Proctor & Gamble Company, (The).........  10,000       892,500
Wm. Wrigley Jr. Company.................  17,500     1,575,000
                                                   -----------
                                                     8,979,375
                                                   -----------
ENERGY -- 6.18%
Atlantic Richfield Company (ARCO).......  15,000     1,253,438
Chevron Corporation.....................  15,000     1,427,813
Mobil Corporation.......................  15,000     1,485,000
Texaco Inc..............................  25,000     1,562,500
                                                   -----------
                                                     5,728,751
                                                   -----------
FINANCIAL SERVICES -- 16.31%
A.G. Edwards, Inc.......................  35,000     1,128,750
AMBAC Financial Group, Inc..............  20,000     1,142,500
Comerica Incorporated...................  15,000       891,563
Fannie Mae..............................  13,000       888,875
First Tennessee National Corporation....  35,000     1,340,938
First Virginia Banks, Inc...............  30,000     1,473,750
Freddie Mac.............................  15,000       870,000
Hartford Life, Inc......................  30,000     1,578,750
Mercantile Bankshares Corporation.......  37,500     1,326,563
Old Kent Financial Corporation..........  34,125     1,428,984
Paine Webber Group Inc..................  40,000     1,870,000
Providian Financial Corporation.........  12,500     1,168,750
                                                   -----------
                                                    15,109,423
                                                   -----------
HEALTHCARE -- 10.57%
Abbott Laboratories.....................  30,000     1,365,000
American Home Products Corporation......  22,500     1,293,750
Ballard Medical Products................  50,000     1,165,625
Bristol-Myers Squibb Company............  20,000     1,408,750
Johnson & Johnson.......................  15,000     1,470,000
Merck & Co, Inc.........................  22,000     1,628,000
Schering-Plough Corporation.............  27,500     1,457,500
                                                   -----------
                                                     9,788,625
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
             COMMON STOCKS                SHARES      VALUE
TECHNOLOGY -- 22.08%
Adobe Systems Incorporated..............  25,000   $ 2,053,906
Altera Corporation (a)..................  50,000     1,840,625
American Power Conversion
  Corporation(a)........................  95,000     1,911,875
Cisco Systems, Inc.(a)..................  18,000     1,161,000
Dionex Corporation(a)...................  16,000       648,000
Equifax, Inc............................  40,000     1,427,500
Intel Corporation.......................  30,000     1,785,000
International Business Machines Corp....  11,500     1,486,375
LSI Logic Corporation(a)................  27,500     1,268,437
Microsoft Corporation(a)................  13,000     1,172,437
Novellus Systems, Inc.(a)...............  26,000     1,774,500
Sun Microsystems, Inc.(a)...............  23,000     1,584,125
Xerox Corporation.......................  14,500       856,405
Xilinx Inc.(a)..........................  26,000     1,488,500
                                                   -----------
                                                    20,458,685
                                                   -----------
UTILITIES -- 10.94%
ALLTEL Corporation......................  27,500     1,966,250
AT&T Corporation........................  27,500     1,534,843
Bell Atlantic Corporation...............  20,000     1,307,500
BellSouth Corporation...................  30,000     1,406,250
DPL Inc.................................  70,000     1,286,250
SBC Communications Inc..................  27,000     1,566,000
OGE Energy Corp.........................  45,000     1,068,750
                                                   -----------
                                                    10,135,843
                                                   -----------
TOTAL INVESTMENTS -- 98.98%
  (Cost -- $69,331,792)(b)..............            91,699,984
OTHER ASSETS, LESS
  LIABILITIES -- 1.02%..................               941,239
                                                   -----------
NET ASSETS -- 100%......................           $92,641,223
                                                   ===========

(a) Non-income producing security
(b) Cost is approximately the same for Federal income tax purposes

OTHER INFORMATION:

At June 30, 1999, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

    Gross unrealized appreciation...............  $23,185,481
    Gross unrealized depreciation...............     (817,289)
                                                  -----------
        Net unrealized appreciation.............  $22,368,192
                                                  ===========
Purchases and sales of securities other than short-term
obligations aggregated $38,439,139 and $46,831,236,
respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

4
[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $69,331,792)......  $91,699,984
Cash........................................................    1,013,248
Receivables
  Fund shares sold..........................................        4,166
  Dividends and interest....................................       72,415
Other assets................................................       21,851
                                                              -----------
  Total assets..............................................   92,811,664
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       40,985
  Management fee............................................       55,531
  12b-1 service and distribution fees.......................       33,819
  Other payables to related parties.........................       34,234
Accrued expenses............................................        5,872
                                                              -----------
  Total liabilities.........................................      170,441
                                                              -----------
NET ASSETS..................................................  $92,641,223
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($67,470,800/4,669,504 shares outstanding)................  $     14.45
                                                              ===========
Maximum offering price per share ($14.45 X 100/94.25)*......  $     15.33
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($24,147,824/1,697,622 shares outstanding)..........  $     14.22
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($647,181/45,859 shares outstanding)................  $     14.11
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($375,418/25,899 shares outstanding)................  $     14.50
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $65,214,689
  Undistributed net realized gain on investments............    5,443,383
  Accumulated net investment loss...........................     (385,041)
  Net unrealized appreciation on investments................   22,368,192
                                                              -----------
NET ASSETS..................................................  $92,641,223
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................                $   648,889
  Interest..................................................                     25,295
                                                                            -----------
                                                                                674,184
                                                                            -----------
EXPENSES
  Management fee............................................  $   341,895
  Transfer agent............................................      125,548
  Administrative services fee...............................       45,586
  Custodian fees............................................        9,854
  Blue Sky fees.............................................       14,014
  Auditing and accounting fees..............................       19,186
  Shareholder reports.......................................        9,391
  Fund accounting...........................................       50,272
  Trustees' fees............................................        3,977
  12b-1 service and distribution fees.......................      186,536
  Legal.....................................................       15,863
  Other.....................................................          316
                                                                            -----------
Total expenses..............................................                    822,438
                                                                            -----------
NET INVESTMENT LOSS.........................................                   (148,254)
                                                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments..........................                  7,627,231
  Net change in unrealized appreciation on investments......                 (1,450,287)
                                                                            -----------
    Net gain on investment transactions.....................                  6,176,944
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 6,028,690
                                                                            ===========

    The accompanying notes are an integral part of the financial statements.

                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                                  1999           1998
                                                              ===========================
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment (loss) income..............................  $   (148,254)  $     76,556
  Net realized gain on investments..........................     7,627,231      3,269,440
  Net change in unrealized appreciation on investments......    (1,450,287)     5,444,602
                                                              ------------   ------------
      Net increase resulting from operations................     6,028,690      8,790,598
                                                              ------------   ------------
Class A distributions
Dividends
  From net investment income................................            --        (44,407)
  In excess of net investment income........................      (170,492)            --
Distributions from capital gains............................            --     (1,399,111)
                                                              ------------   ------------
      Total distributions to Class A shareholders...........      (170,492)    (1,443,518)
                                                              ------------   ------------
Class B distributions
  Dividends in excess of net investment income..............       (58,202)            --
  Distributions from capital gains..........................            --       (492,051)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........       (58,202)      (492,051)
                                                              ------------   ------------
Class C distributions
  Dividends in excess of net investment income..............        (1,585)            --
  Distributions from capital gains..........................            --        (31,265)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........        (1,585)       (31,265)
                                                              ------------   ------------
Advisor Class distributions
  Dividends in excess of net investment income..............          (823)            --
  Distributions from capital gains..........................            --         (5,709)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....          (823)        (5,709)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................    (6,590,717)    (5,017,773)
  Class B...................................................    (1,239,241)     2,325,537
  Class C...................................................       (30,230)    (3,935,114)
  Advisor Class.............................................        13,203        331,216
                                                              ------------   ------------
      Net decrease resulting from Fund share transactions...    (7,846,985)    (6,296,134)
                                                              ------------   ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................    (2,049,397)       521,921
NET ASSETS
  Beginning of period.......................................    94,690,620     94,168,699
                                                              ------------   ------------
  END OF PERIOD.............................................  $ 92,641,223   $ 94,690,620
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

6

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS A
                                         --------------------------------------------------------------------------------
                                         for the six
                                         months ended
                                           June 30,                              for the year ended
                                         (unaudited)                                December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                             1999            1998          1997          1996          1995        1994
       SELECTED PER SHARE DATA            ---------------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................    $   13.54         $ 12.59       $ 11.38       $ 10.98       $  9.08     $  9.70
                                          ---------------------------------------------------------------------------------------
  Income (loss) from investment
    operations
  Net investment (loss) income........         (.01)            .04           .08           .08           .11         .17
  Net gains or losses on securities
    (both realized and unrealized)....          .95            1.19          2.37          2.16          2.13        (.36)
                                          ---------------------------------------------------------------------------------------
  Total from investment operations....          .94            1.23          2.45          2.24          2.24        (.19)
                                          ---------------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income........           --              --           .03           .08           .08         .17
    In excess of net investment
      income..........................          .03              --            --           .03            --         .01
  Distributions from capital gains....           --             .28          1.21          1.73           .26         .25
                                          ---------------------------------------------------------------------------------------
    Total distributions...............          .03             .28          1.24          1.84           .34         .43
                                          ---------------------------------------------------------------------------------------
Net asset value, end of period........    $   14.45         $ 13.54       $ 12.59       $ 11.38       $ 10.98     $  9.08
                                          ---------------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------------
Total return (%)......................         6.99(a)         9.64(b)      21.57(b)      20.46(b)      24.93(b)    (2.03)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)..........................    $  67,471         $69,733       $69,742       $63,219       $59,054     $26,017
Ratio of expenses to average net
  assets (%)..........................         1.61(c)         1.60          1.59          1.81          1.96        1.84
Ratio of net investment income to
  average net assets (%)..............         (.13)(c)         .28           .58           .68          1.06        1.83
Portfolio turnover rate (%)...........           42             108            36           138            81          36

--------------------------------------------------------------------------------

                                                                             CLASS B
                                         --------------------------------------------------------------------------------
                                         for the six
                                         months ended
                                           June 30,                              for the year ended
                                         (unaudited)                                December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                      1999            1998          1997          1996          1995        1994
                                          ---------------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................    $   13.38         $ 12.54       $ 11.36       $ 10.98       $  9.08     $  9.70
                                          ---------------------------------------------------------------------------------------
  Income (loss) from investment
    operations
  Net investment (loss) income........         (.06)           (.06)         (.02)         (.01)          .03         .09
  Net gains or losses on securities
    (both realized and unrealized)....          .93            1.18          2.37          2.15          2.13        (.36)
                                          ---------------------------------------------------------------------------------------
  Total from investment operations....          .87            1.12          2.35          2.14          2.16        (.27)
                                          ---------------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income........           --              --           .03            --           .01         .09
    In excess of net investment
      income..........................          .03              --            --           .08            --         .01
  Distributions from capital gains....           --             .28          1.14          1.68           .25         .25
                                          ---------------------------------------------------------------------------------------
    Total distributions...............          .03             .28          1.17          1.76           .26         .35
                                          ---------------------------------------------------------------------------------------
Net asset value, end of period........    $   14.22         $ 13.38       $ 12.54       $ 11.36       $ 10.98     $  9.08
                                          ---------------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------------
Total return (%)......................         6.55(a)         9.01(b)      20.74(b)      19.59(b)      23.94(b)    (2.88)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)..........................    $  24,148         $23,975       $20,071       $13,473       $ 8,868     $ 5,849
Ratio of expenses to average net
  assets (%)..........................         2.35(c)         2.33          2.31          2.55          2.75        2.70
Ratio of net investment income to
  average net assets (%)..............         (.87)(c)        (.45)         (.13)         (.06)          .27         .97
Portfolio turnover rate (%)...........           42             108            36           138            81          36

                                                                               7

-------------------------------------------------------------
                         CLASS C
-----------------------------------------------------------
for the six                            for the period
months ended                           April 30, 1996
  June 30,     for the year ended      (commencement)
(unaudited)       December 31,         to December 31,
-----------------------------------------------------------
    1999        1998        1997            1996
-----------------------------------------------------------
  $ 13.29      $ 12.44     $ 11.37         $ 11.73
-----------------------------------------------------------
     (.07)        (.05)       (.01)           (.08)
      .92         1.18        2.35            1.53
-----------------------------------------------------------
      .85         1.13        2.34            1.45
-----------------------------------------------------------
       --           --          --              --
      .03           --          --             .08
       --          .28        1.27            1.73
-----------------------------------------------------------
      .03          .28        1.27            1.81
-----------------------------------------------------------
  $ 14.11      $ 13.29     $ 12.44         $ 11.37
-----------------------------------------------------------
-----------------------------------------------------------
     6.44 (a)     9.16(b)    20.70(b)        12.37(a)
  $   647      $   643     $ 4,356         $    28
     2.48(c)      2.27        2.23            3.02 (c)
    (1.00)(c)     (.39)       (.05)           (.53)(c)
       42          108          36             138

                           (a) Total return represents aggregate total return
                               and does not reflect a sales charge.
                           (b) Total return does not reflect a sales charge.
                           (c) Annualized

-----------------------------------
           ADVISOR CLASS
-----------------------------------
  for the six     for the period
  months ended    April 30, 1998
    June 30,      (commencement)
  (unaudited)    to December 31,
  -----------------------------------
      1999             1998
  -------------------------------
    $ 13.58          $ 13.88
  -----------------------------------
         --              .05
        .95             (.07)
  -----------------------------------
        .95             (.02)
  -----------------------------------
         --               --
        .03               --
         --              .28
  -----------------------------------
        .03              .28
  -----------------------------------
    $ 14.50          $ 13.58
  -----------------------------------
  -----------------------------------
       7.04(a)          (.36)(a)
    $   375          $   339
       1.45(c)          1.20 (c)
        .03(c)           .68 (c)
         42              108

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Growth with Income Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. exchange or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market, are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax basis capital loss carryforward of approximately $2,036,000 as of December 31, 1998, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The Fund's capital loss carryforward was realized by Mackenzie North American Fund prior to the Fund's acquisition of all the net assets on April 1, 1995. The carryforward expires in 2002.

DISTRIBUTIONS TO SHAREHOLDERS -- From January 1, 1999 to April 30, 1999, distributions from net investment income were declared daily and paid quarterly (or at redemption, if earlier). Beginning May 1, 1999, distributions from net investment income and net realized capital gain, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to distributions received from pass-through entities (such as REITs), and certain securities sold at a loss. As a result, Net investment income and Net realized gain on investments and

                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $3,277.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class
C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $67,725, $115,591, and $3,220, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $97,043, $26,776, $1,168, and $561, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
------------------------------------------------------------------------------
CLASS A                  SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------
Sold.................     832,969   $ 11,165,698    1,086,458   $ 14,042,632
Issued on
 reinvestment of
 distributions.......      10,892        145,431       91,798      1,211,827
Repurchased..........  (1,323,129)   (17,901,846)  (1,567,998)   (20,272,232)
                       ----------   ------------   ----------   ------------
Net decrease.........    (479,268)  $ (6,590,717)    (389,742)  $ (5,017,773)
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
------------------------------------------------------------------------------
CLASS B                  SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------
Sold.................     224,691   $  3,047,011      722,497   $  9,215,272
Issued on
 reinvestment of
 distributions.......       3,570         47,022       29,845        389,428
Repurchased..........    (322,324)    (4,333,274)    (561,757)    (7,279,163)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............     (94,063)  $ (1,239,241)     190,585   $  2,325,537
                       ==========   ============   ==========   ============

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
------------------------------------------------------------------------------
CLASS C                  SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------
Sold.................      37,773   $    516,570       22,867   $    288,642
Issued on
 reinvestment of
 distributions.......          72            945        1,721         23,013
Repurchased..........     (40,407)      (547,745)    (326,251)    (4,246,769)
                       ----------   ------------   ----------   ------------
Net decrease.........      (2,562)  $    (30,230)    (301,663)  $ (3,935,114)
                       ==========   ============   ==========   ============

10

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------


                                                        FOR THE PERIOD
                           SIX MONTHS ENDED             APRIL 30, 1998
                             JUNE 30, 1999              (COMMENCEMENT)
                              (UNAUDITED)            TO DECEMBER 31, 1998
-------------------------------------------------------------------------------
ADVISOR CLASS            SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------
Sold.................       2,979   $     40,658       29,137   $    385,406
Issued on
 reinvestment of
 distributions.......          65            872          417          5,466
Repurchased..........      (2,080)       (28,327)      (4,619)       (59,656)
                       ----------   ------------   ----------   ------------
Net increase.........         964   $     13,203       24,935   $    331,216
                       ==========   ============   ==========   ============

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IGIF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY GLOBAL NATURAL RESOURCES FUND

      MARKET COMMENTARY

         There appears to be a growing sense by               Lumber and oriented-strand board
         many analysts that most commodity prices        surpassed expectations as construction
         and resource stocks have begun a new            activity in the US was firm. We believe
         positive cycle. This is particularly            will see better commodity price we
         welcome news in view of the difficult year      appreciation in containerboard, pulp and
         for commodity-based and resource companies      newsprint, and continue to favor these
         in 1998. According to our research, the         sectors. The Fund sold UPM-Kymmene Oyj,
         conditions for positive returns are             preferring to own Svenska Cellulosa AB
         falling into place, and investors may want      (SCA), a Swedish paper company, which,
         to consider increasing their commitment to      according to our research, represents
         this sector, particularly if resource           better value at this time. The Fund's
         stocks outperform.                              largest holding, Sino-Forest Corp., a
                                                         Canadian company, is performing well
              Oil prices have almost doubled in          operationally, but the stock has not yet
         response to OPEC cuts and the natural           responded.
         decline in non-OPEC production. We believe
         oil prices will stall and may slip if OPEC           Copper, nickel and zinc prices
         compliance fails. Therefore, during the         advanced in response to production cutbacks
         rally we have reduced exposure in the Ivy       or shortfalls. Freeport- McMoRan Copper &
         Global Natural Resources Fund to drillers       Gold, Inc. has responded well. The Fund's
         even though our research indicates they         weighting in Australian-based Pasminco
         are trading at a 30% discount to                Limited was reduced as the stock rallied,
         replacement value. The Ivy Global Natural       and we purchased Brazilian-based Cia Vale
         Resources Fund established positions in         do Rio Doce (CVRD), the world's premier
         Superior Energy, which is the leading plug      iron ore producer and potential takeout
         and abandonment company in the Gulf of          candidate. Copper and aluminum inventories
         Mexico. The Fund sold YPF S.A., and             remain high, and we believe this should
         Pacalta Resources Ltd. after their share        limit their near- term advance.
         prices rose as a result of takeover bids.
         In our view, Canadian heavy oil and                  Uranium prices remain subdued but, in
         natural gas prices should be strong; and        our view, the long-term supply/demand
         therefore we have added companies to the        forecasts are very favorable. Merger
         Fund that are located in the Canadian           activity in steel companies continues
         energy sector.                                  throughout the

2

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

world. We believe it is very encouraging that North American companies remained profitable throughout the world slowdown. Our research indicates that valuations are still attractive.

     Prices of precious metals were driven lower by the announcement of the sale of gold reserves by the Bank of England. We are taking advantage of multidecade low prices to slowly increase positions in the Fund, primarily in three well-hedged, growing Australian producers, Newcrest Mining Ltd., Delta Gold and Acacia Resources. We continue to favor the prospects for platinum and palladium producers, which are seeing demand growth in Asia and reduced supply from Russia. Anglo American Platinum Corporation (South Africa), the world leader in platinum production, remains one of the Fund's largest holdings. Gold Fields Limited was replaced in the Fund by Gencor Ltd., which increases the Fund's exposure to platinum.

     Weakness in both the Canadian and Australian dollars has had a negative impact on the Fund's portfolio. However, we consider this to be a temporary setback.

     Overall, share prices of commodity-based companies have responded well to the rally in commodities. We expect further improvement over the balance of the year. We believe that as prices firm up and higher product demand increases volumes, corporate profits should show steady improvement and that earnings disappointments could be replaced by positive surprises. However, we believe it is important to remember the inherent risk in broad stock market indices when valuations are historically high. However, in addition to the macroeconomic factors that are becoming more favorable, the investment merits for individual companies held within the portfolio continue to suggest that more gains are likely.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
 FOREIGN EQUITY SECURITIES -- 98.84%     SHARES       VALUE
--------------------------------------------------------------
DIAMONDS -- 5.04%
Aber Resources, Ltd.(a)...............     42,500   $  361,813
De Beers Consolidated Mines Ltd.......      2,500       59,687
                                                    ----------
                                                       421,500
                                                    ----------
ENERGY SERVICES -- 11.00%
Badger Daylighting Inc.(a)............     30,000      118,577
Ensign Resource Service Group, Inc....      6,000      120,199
Fred Olsen Energy ASA(a)..............      5,000       37,473
Noble Drilling Corporation(a).........      5,000       98,437
NQL Drilling Tools Inc. -- Class
  A(a)................................     32,500      153,711
Santa Fe International Corporation....      2,000       46,000
Shaw Industries Ltd. Class A..........     10,000       93,578
Smedvig ASA-A Shares..................      5,000       46,366
Superior Energy Services Inc.(a)......     30,000      152,812
Transocean Offshore Inc...............      2,000       52,500
                                                    ----------
                                                       919,653
                                                    ----------
FOOD/AGRICULTURE -- 3.92%
IMC Global Inc........................      4,500       79,312
Potash Corporation of Saskatchewan,
  Inc.................................      2,500      128,628
Saskatchewan Wheat Pool...............     20,000      119,591
                                                    ----------
                                                       327,531
                                                    ----------
GAS PRODUCERS -- 12.07%
Beau Canada Exploration(a)............     50,000       76,011
Elk Point Resources, Inc.(a)..........     70,000      170,265
Fletcher Challenge Energy.............     50,000      137,117
Merit Energy Ltd.(a)..................     40,000      162,157
Newport Petroleum Corp.(a)............     20,000       68,241
Niko Resources Ltd.(a)................     45,000      167,224
Penn West Petroleum Ltd.(a)...........     12,500      228,033
                                                    ----------
                                                     1,009,048
                                                    ----------
INDUSTRIAL -- 5.78%
AK Steel Holding Corp.................      3,000       67,500
Cameco Corporation....................      4,000       83,511
International Uranium Corp.(a)........    448,500       87,879
IPSCO, Inc............................      9,000      190,028
USX-U.S. Steel Group..................      2,000       54,000
                                                    ----------
                                                       482,918
                                                    ----------
JUNIOR PRECIOUS METALS -- 5.05%
Iamgold Corporation(a)................     30,000       60,809
Meridian Gold, Inc.(a)................     30,000      138,847
Orvana Minerals Corporation(a)........    600,000      129,726
Repadre Capital Corporation(a)........     62,500       92,902
                                                    ----------
                                                       422,284
                                                    ----------
METALS & MINERALS -- 6.77%
Cia Vale do Rio Doce -- Sponsored
  ADR.................................     12,000      235,560
Inmet Mining Corporation(a)...........     65,000      105,402
M.I.M. Holdings Ltd...................     75,000       53,119
Pasminco Limited......................    100,000      110,409
Teck Corporation Class B(a)...........      5,000       42,904
Tenke Mining Corp.(a).................     20,000       18,243
                                                    ----------
                                                       565,637
                                                    ----------
OIL PRODUCERS -- 9.38%
Cabre Exploration Ltd.(a).............     18,000      170,265
Canadian Natural Resources Ltd.(a)....      3,000       58,782
Crestar Energy Inc.(a)................      4,000       47,296
Ranger Oil Limited(a).................     20,000       96,618

--------------------------------------------------------------
      FOREIGN EQUITY SECURITIES          SHARES       VALUE
--------------------------------------------------------------
Talisman Energy Inc.(a)...............     12,500   $  338,249
Vermilion Resources Ltd.(a)...........     25,000       72,633
                                                    ----------
                                                       783,843
                                                    ----------
PAPER & FOREST PRODUCTS -- 12.65%
Abitibi-Consolidated Inc..............      3,000       34,256
Alliance Forest Products, Inc.(a).....     15,000      183,947
Asia Pulp & Paper Company Ltd. --
  Sponsored ADR(a) (with 2,500
  Warrants(a))........................     12,500      126,874
Cascades Inc..........................     20,000      118,239
Fletcher Challenge Paper..............     90,000       67,247
Sino-Forest Corp. Class A(a)..........    430,000      435,797
Svenska Cellulosa AB (SCA) -- Series
  B...................................      3,500       90,570
                                                    ----------
                                                     1,056,930
                                                    ----------
PLATINUM GROUP METALS -- 13.61%
Anglo American Platinum Corporation...     17,500      408,331
Gencor Limited........................     50,000      137,547
Industrias Penoles S.A................     60,000      173,376
Lonmin plc............................     22,400      207,877
Platexco Inc.(a)......................      7,000       14,094
Stillwater Mining Company(a)..........      6,000      196,124
                                                    ----------
                                                     1,137,349
                                                    ----------
SENIOR PRECIOUS METALS -- 13.57%
Acacia Resources Ltd..................    150,000      173,755
Ashanti Goldfields Ltd. -- Sponsored
  ADR.................................     10,000       69,375
Delta Gold NL.........................    125,000      177,892
Freeport-McMoRan Copper & Gold Class
  B...................................     17,000      304,937
Freeport-McMoRan Copper & Gold
  Preferred Depository Shares.........     16,500      233,063
Newcrest Mining Ltd.(a)...............     75,000      168,393
Normandy Mining Limited...............     10,000        6,659
                                                    ----------
                                                     1,134,074
                                                    ----------
TOTAL FOREIGN EQUITY SECURITIES
  (Cost -- $9,240,337)................               8,260,767
                                                    ----------
FOREIGN BONDS -- 0.65%                  PRINCIPAL
William Resources, Inc., 8.00%,
  01/23/02(b)
  (Cost -- $315,198)..................  $ 895,000       54,423
                                                    ----------
TOTAL FOREIGN INVESTMENTS -- 99.49%
(Cost -- $9,555,535)..................               8,315,190
OTHER ASSETS, LESS
  LIABILITIES -- 0.51%................                  42,422
                                                    ----------
NET ASSETS -- 100%....................              $8,357,612
                                                    ==========

ADR -- American Depository Receipt
(a) Non-income producing security
(b) Issuer is in default on interest payments

OTHER INFORMATION:
At June 30, 1999, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:

    Gross unrealized appreciation..............  $ 1,221,324
    Gross unrealized depreciation..............   (2,461,669)
                                                 -----------
        Net unrealized depreciation............  $(1,240,345)
                                                 ===========
Purchases and sales of securities other than short-term
obligations aggregated $15,576,056 and $5,235,424,
respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

4

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $9,555,535).......  $ 8,315,190
Receivables
  Investments sold..........................................      276,005
  Fund shares sold..........................................        1,295
  Dividends and Interest....................................        3,476
  Manager for expense reimbursement.........................       17,526
Deferred organization expenses..............................       23,959
Other assets................................................       15,077
                                                              -----------
  Total assets..............................................    8,652,528
                                                              -----------
LIABILITIES
  Payables
  Fund shares repurchased...................................        2,547
  Management fee............................................        6,670
  12b-1 service and distribution fees.......................        3,711
  Other payables to related parties.........................        6,932
Due to custodian............................................      249,367
Accrued expenses............................................       25,689
                                                              -----------
  Total liabilities.........................................      294,916
                                                              -----------
NET ASSETS..................................................  $ 8,357,612
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($5,570,365/675,603 shares outstanding)...................  $      8.25
                                                              ===========
Maximum offering price per share ($8.25 x 100/94.25)*.......  $      8.75
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($2,519,987/309,850 shares outstanding).............  $      8.13
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($250,656/31,314 shares outstanding)................  $      8.00
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($16,604/2,021 shares outstanding)..................  $      8.22
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $18,924,099
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (9,299,291)
  Accumulated net investment loss...........................      (26,806)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (1,240,390)
                                                              -----------
NET ASSETS..................................................  $ 8,357,612
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $1,984 foreign taxes withheld...........            $    32,494
  Interest..................................................                 26,138
                                                                        -----------
                                                                             58,632
EXPENSES
  Management fee............................................  $13,538
  Advisory fee..............................................   13,538
  Transfer agent............................................   15,947
  Administrative services fee...............................    2,708
  Custodian fees............................................   24,215
  Blue Sky fees.............................................   13,604
  Auditing and accounting fees..............................   11,174
  Shareholder reports.......................................    2,196
  Amortization of organization expenses.....................    4,873
  Fund accounting...........................................   11,645
  Trustees' fees............................................    3,977
  12b-1 service and distribution fees.......................   14,512
  Legal.....................................................   11,782
  Other.....................................................    1,134
                                                                        -----------
                                                                            144,843
  Expenses reimbursed by Manager............................                (85,417)
                                                                        -----------
    Net expenses............................................                 59,426
                                                                        -----------
NET INVESTMENT LOSS.........................................                   (794)
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................             (1,153,269)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              2,817,684
                                                                        -----------
    Net gain on investment transaction transactions.........              1,664,415
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 1,663,621
                                                                        ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE SIX
                                                               MONTHS ENDED      FOR THE
                                                                 JUNE 30,       YEAR ENDED
                                                               (UNAUDITED)     DECEMBER 31,
                                                              -----------------------------
                                                                   1999            1998
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment loss.......................................   $       (794)   $     (2,358)
  Net realized loss on investments and foreign currency
    transactions............................................     (1,153,269)     (1,287,009)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................      2,817,684        (122,583)
                                                               ------------    ------------
    Net increase (decrease) resulting from operations.......      1,663,621      (1,411,950)
                                                               ------------    ------------
Dividends to shareholders in excess of net investment income
  Class A...................................................             --          (9,832)
  Class B...................................................             --          (9,330)
  Class C...................................................             --            (292)
                                                               ------------    ------------
    Total dividends to shareholders.........................             --         (19,454)
                                                               ------------    ------------
Fund share transactions (Note 5)
  Class A...................................................      3,132,187      (1,812,081)
  Class B...................................................        672,655        (740,027)
  Class C...................................................        168,367         (47,826)
  Advisor Class.............................................         14,142              --
                                                               ------------    ------------
    Net increase (decrease) resulting from Fund share
     transactions...........................................      3,987,351      (2,599,934)
                                                               ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      5,650,972      (4,031,338)
NET ASSETS
  Beginning of period.......................................      2,706,640       6,737,978
                                                               ------------    ------------
  END OF PERIOD.............................................   $  8,357,612    $  2,706,640
                                                               ============    ============

    The accompanying notes are an integral part of the financial statements.

6

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
                                                               -------------------------------------------------
                                                               for the six
                                                               months ended                  for the
                                                                 June 30,                  year ended
                                                               (unaudited)                December 31,
----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999               1998             1997
                                                               -------------------------------------------------
Net asset value, beginning of period........................      $ 6.32             $  9.01          $10.00
                                                               -------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................         .01(b)              .03            (.11)
  Net gains or losses on securities (both realized and
    unrealized).............................................        1.92(b)            (2.68)            .70
                                                               -------------------------------------------------
  Total from investment operations..........................        1.93               (2.65)            .59
                                                               -------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............          --                 .04             .22
  Distributions
    From net capital gains..................................          --                  --            1.08
    In excess of capital gains..............................          --                  --             .28
                                                                  ----------------------------------------------
    Total distributions.....................................          --                 .04            1.58
                                                                  ----------------------------------------------
Net asset value, end of period..............................      $ 8.25             $  6.32          $ 9.01
                                                               -------------------------------------------------
                                                               -------------------------------------------------
Total return (%)............................................       30.54(c)           (29.35)(d)        6.95(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $5,570             $ 1,345          $3,907
Ratio of expenses to average net assets
  With expense reimbursement (%)............................        1.95(e)             2.22            2.10
  Without expense reimbursement (%).........................        5.10(e)             5.75            2.88
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................         .22(e)              .29           (1.10)
Portfolio turnover rate (%).................................         100                  98             199

--------------------------------------------------------------------------------

                                                                                    CLASS B
                                                               -------------------------------------------------
                                                               for the six
                                                               months ended                  for the
                                                                 June 30,                  year ended
                                                               (unaudited)                December 31,
----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                            1999               1998             1997
                                                               -------------------------------------------------
Net asset value, beginning of period........................      $ 6.27             $  9.00          $10.00
                                                               -------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................        (.01)(b)            (.04)           (.15)
  Net gains or losses on securities (both realized and
    unrealized).............................................        1.87(b)            (2.65)            .68
                                                               -------------------------------------------------
  Total from investment operations..........................        1.86               (2.69)            .53
                                                               -------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............          --                 .04             .17
  Distributions
    From net capital gains..................................          --                  --            1.08
    In excess of capital gains..............................          --                  --             .28
                                                                  ----------------------------------------------
    Total distributions.....................................          --                 .04            1.53
                                                                  ----------------------------------------------
Net asset value, end of period..............................      $ 8.13             $  6.27          $ 9.00
                                                               -------------------------------------------------
                                                               -------------------------------------------------
Total return (%)............................................       29.67(c)           (29.82)(d)        6.28(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $2,530             $ 1,320          $2,706
Ratio of expenses to average net assets
  With expense reimbursement (%)............................        2.59(e)             2.90            2.86
  Without expense reimbursement (%).........................        5.74(e)             6.43            3.64
Ratio of net investment income (loss) to average net assets
  (%)(a)....................................................          42(e)             (.39)          (1.06)
Portfolio turnover rate (%).................................         100                  98             199

                                                                               7

---------------------------------------------------------------

               CLASS C                  ADVISOR CLASS
 ---------------------------------------------------------
 for the six                            for the period
 months ended                           April 8, 1999
   June 30,      for the year ended     (commencement)
 (unaudited)        December 31,         to June 30,
 ---------------------------------------------------------
     1999        1998         1997           1999
 ---------------------------------------------------------
   $  6.21      $  9.00      $ 10.00       $  7.00
 ---------------------------------------------------------
      (.02)(b)     (.14)        (.17)          .01(b)
      1.81(b)     (2.61)         .68          1.21(b)
 ---------------------------------------------------------
      1.79        (2.75)         .51          1.22
 ---------------------------------------------------------
        --          .04          .15            --
        --           --         1.08            --
        --           --          .28            --
 ---------------------------------------------------------
        --          .04         1.51            --
 ---------------------------------------------------------
   $  8.00      $  6.21      $  9.00       $  8.22
 ---------------------------------------------------------
 ---------------------------------------------------------
     28.82(c)    (30.49)(d)     6.08(d)      17.43(c)
   $   251      $    41      $   124       $    17
      2.77(e)      3.57         3.08          1.72(e)
      5.92(e)      7.10         3.86          4.87(e)
       .60(e)     (1.06)       (2.08)          .45(e)
       100           98          199           100

(a) Net investment loss in net of expenses reimbursed by Manager.
(b) Based on average shares outstanding
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Total return does not reflect a sales charge.
(e) Annualized

    The accompanying notes are an integral part of the financial statements.

8
[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Global Natural Resources Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $3,771,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006. As of April 7, 1999, the date of the transfer of net assets described in Note 4, the Fund had a capital loss carryforward of $7,616,000, which is available to offset future capital gains of the Fund to the extent provided by the Code.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of

                                                                              9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), is the Manager of the Fund. For its services, IMI receives a management fee monthly at the annual rate of .50% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the Investment Adviser of the Fund. For its services, MFC receives a fee monthly at the annual rate of .50% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI, a subsidiary of MFC.

MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $211.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $4,176, $9,669 and $667, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

10
[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $10,607, $4,844, $471 and $25 for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. TRANSFER OF NET ASSETS

At a meeting held on April 7, 1999, the shareholders of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") providing for the transfer into the Fund of all or substantially all of the assets of Ivy Canada Fund. On April 7, 1999, the date of the consummation of the Reorganization, the Fund acquired all or substantially all of the assets of Ivy Canada Fund. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Code. Ivy Canada Fund shareholders contributed net assets having an aggregate value of $4,845,256 (including $2,735,535 of unrealized depreciation). Upon completion of the merger the combined net assets were $7,841,856.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS A          SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................    66,886   $   535,787    145,809   $ 1,262,673
Issued on
 reinvestment of
 distributions.......        --            --      1,494         9,069
Repurchased..........  (158,465)   (1,288,784)  (368,169)   (3,083,823)
Issued on acquisition
 of Ivy Canada Fund..   554,442     3,885,184         --            --
                       --------   -----------   --------   -----------
Net increase/
 (decrease)..........   462,863   $ 3,132,187   (220,866)  $(1,812,081)
                       ========   ===========   ========   ===========

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS B          SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................    33,683   $   246,031     17,035   $   138,303
Issued on
 reinvestment of
 distributions.......        --            --        327         1,810
Repurchased..........   (40,959)     (310,191)  (107,494)     (880,140)
Issued on acquisition
 of Ivy Canada Fund..   106,477       736,815         --            --
                       --------   -----------   --------   -----------
Net increase/
 (decrease)..........    99,201   $   672,655    (90,132)  $  (740,027)
                       ========   ===========   ========   ===========

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS C          SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................     1,589   $    12,154      3,817   $    31,278
Issued on
 reinvestment of
 distributions.......        --            --         38           232
Repurchased..........    (7,573)      (52,902)   (11,016)      (79,336)
Issued on acquisition
 of Ivy Canada Fund..    30,640       209,115         --            --
                       --------   -----------   --------   -----------
Net increase/
 (decrease)..........    24,656   $   168,367     (7,161)  $   (47,826)
                       ========   ===========   ========   ===========

                           FOR THE PERIOD
                           APRIL 8, 1999
                           (COMMENCEMENT)
                          TO JUNE 30, 1999
                            (UNAUDITED)
---------------------------------------------
    ADVISOR CLASS       SHARES      AMOUNT
---------------------------------------------
Issued on acquisition
 of Ivy Canada Fund..     2,021   $    14,142
                       --------   -----------
Net increase.........     2,021   $    14,142
                       ========   ===========

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IGNRF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY GLOBAL FUND

      MARKET COMMENTARY

         The recovery in world equity markets            We believe that improving economic and
         during the first half of 1999 has been a        corporate fundamentals will continue to
         welcome relief following a difficult 1998.      support
         We believe that, in general, this recovery      emerging market equities. Although shares
         has been driven by rising expectations for      of companies in many emerging markets have
         global economic growth and a greater            been recovering, according to our
         willingness by investors to accept risk.        research, valuations are still compelling.
         As a result, there has been a marked            At their peak in early 1997, emerging
         divergence in performance of major              markets accounted for more than 8% of
         sectors, with cyclicals, small-caps, and        global stock market capitalization.
         emerging market equities outperforming          Despite the fact that the shares of many
         large-cap, defensive growth stocks and          emerging market companies have more than
         developed markets. These trends,                doubled, today they account for only 5% of
         particularly the recovery of emerging           global stock market capitalization. Morgan
         stock markets, have benefited the Ivy           Stanley Capital International calculates
         Global Fund.                                    that, assuming emerging market companies
                                                         return to historic levels of
              Until recently, many investors             profitability, stock prices could double
         appeared to be questioning the investment       from current levels. We believe that
         rationale for emerging markets, as these        crisis-induced corporate restructuring
         markets had not provided good returns over      should allow profits to exceed prior
         the last five years. However, we believe        peaks.
         the recent recovery of emerging markets
         has proven the skeptics wrong. Throughout       Asian equity markets have shown the most
         the crisis of the past two years, the Ivy       dramatic recovery following two years of
         Global Fund has maintained its weighting        crisis. Falling interest rates,
         in developing economies at approximately        strengthening currencies and improving
         25% of the Fund's assets, including 21% in      current account balances were the initial
         Asia and 4% in Latin America. In the past       signals that the economic recession, or in
         nine months, emerging markets have              some cases depression, was ending.
         rebounded by 65%, as reflected by the           According to our research, most Asian
         Morgan Stanley Capital International            economies hit bottom in the second quarter
         Emerging Markets Free Index. (There is no       of 1999 and should report positive growth
         guarantee this trend will continue in the       in the remainder of the year. We believe
         future.)                                        the expectation for economic recovery has
                                                         been a powerful force

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

behind the rally in Asian share prices, which have increased 39% since the beginning of the year, as measured by the Morgan Stanley Capital International Asia Ex-Japan Index. (There is, however, no guarantee this trend will continue in the future.)

     Although in the short run, Asian equities are factoring in a sizeable rebound in earnings, we believe the next few years should be positive for markets in the region, as economies resume their high-growth standing and as the benefits of corporate restructuring are reflected in higher profitability. We continue to favor Singapore and Hong Kong as large, liquid markets with favorable government policies and a corporate environment that focuses on shareholder value. We believe the outlook for Malaysian equities is also positive, and the Ivy Global Fund could benefit from the strengthening of the ringgit (the Malaysian currency) once it is allowed to float freely.

     In our view, much of the recent rally in Japan has been driven by announcements of corporate restructuring. We believe there is room for improvement in corporate Japan. Currently, Japanese companies are earning returns on equity of 3.0%, compared with 14.5% for European companies and 27.1% for the US. In our view, the corporate sector needs to restructure, and the government needs to push forward with banking reform and initiatives to pump liquidity into the economy. These concerns, combined with our belief that other Asian markets provide much greater upside potential, underlie our decision to exclude Japanese equities from the Fund at this time.

     The bull market in Europe continued during the first half of 1999; however, higher stock prices were overshadowed by weakness in the euro, the new single European currency. Although politics have played a role, we believe low interest rates in the eurozone (the 11 nations that have adopted the common European currency, the euro) have been the primary factor in the currency's decline, with the gap between long-term interest rates in the US and long-term interest rates in Germany at a 10-year high. While this has hampered dollar returns on European equities in the first half of the year, we believe a weak euro should prove positive for exporters.

     We continue to favor companies that are sensitive to an economic recovery, including a flat-glass producer, auto manufacturers and consumer goods companies. Paper, chemicals and mining companies have all performed well on the expectation of a recovery in commodity prices and global demand. We believe that these sectors will continue to perform well, as inventories are low, production cuts have been announced and demand for basic materials is accelerating around the world.

     We have been watching with interest the sector shift in Europe. Market participants' growing interest in cyclical stocks seems to correspond with a declining interest in companies traditionally labeled as "growth." In our view, this has created attractive opportunities in industries like pharmaceuticals, which normally fall outside our acceptable valuation metrics. Accordingly, we have taken this opportunity to build positions in companies in such industries.

     We believe that any slowdown in economic demand (whether induced by a stock market correction or a normal turn in the cycle) makes US corporations particularly vulnerable. In addition, we believe the Federal Reserve's bias toward neutral to tighter monetary policy, combined with stock market valuations that our research concludes are at least 60% above 10-year averages, are reasons to be cautious.

     In our view, the environment for most world equity markets is positive. While virtually all financial markets are vulnerable to a US stock market correction, we believe equities in Europe and Asia (non-Japan) are trading at reasonable valuations and that currencies in these areas have the potential to appreciate relative to the dollar. These factors should, in our view, provide a constructive environment for equities in the coming months.
IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
     EQUITY SECURITIES -- 99.14%         SHARES       VALUE
--------------------------------------------------------------
AFRICA -- 2.37%
-------------------------------------
SOUTH AFRICA -- 2.37%
Anglo American plc(a).................      4,090   $  191,137
Nampak Limited........................     33,000       91,328
South African Breweries plc...........     24,144      209,658
                                                    ----------
                                                       492,123
                                                    ----------
ASIA/PACIFIC -- 31.57%
-------------------------------------
AUSTRALIA -- 0.74%
Pacific Dunlop Limited................    107,000      154,400
                                                    ----------
CHINA -- 1.41%
Shenzhen Konka Electronics Group Ltd.
  Class B.............................    260,000      293,893
                                                    ----------
HONG KONG -- 5.82%
Axa China Region Limited..............    240,000      191,787
Cheung Kong Holdings Ltd..............     17,000      151,187
Citic Pacific Ltd.....................     70,000      223,300
Hong Kong Telecommunications Ltd. --
  Sponsored ADR.......................      3,700       99,669
HSBC Holdings plc.....................      4,439      161,915
Jardine Matheson Holdings Ltd.........     15,600       78,000
Jardine Strategic Holdings Ltd........     76,187      198,086
New World Development Company Ltd.....     35,401      106,085
                                                    ----------
                                                     1,210,029
                                                    ----------
MALAYSIA(B) -- 4.77%
KFC Holdings (Malaysia) Berhad........     58,000       74,179
London & Pacific Insurance Company
  Berhad(a)...........................    181,200      207,903
Perusahaan Otomobil Nasional
  Berhad(a)...........................     87,000      201,474
Public Bank Berhad -- Foreign
  Registered..........................    166,800      174,701
RHB Capital Berhad....................    151,000      194,711
RHB Sakura Merchant Bankers Berhad....      3,000        2,432
Sime Darby Berhad.....................     43,000       56,353
Sime UEP Properties Berhad............     62,000       79,621
                                                    ----------
                                                       991,374
                                                    ----------
NEW ZEALAND -- 2.18%
Fletcher Challenge Building...........     21,500       31,332
Fletcher Challenge Forestry...........      2,580        1,449
Fletcher Challenge Paper..............     43,000       32,129
Tourism Holdings Limited(a)...........    292,242      387,162
                                                    ----------
                                                       452,072
                                                    ----------
PHILIPPINES -- 2.04%
Bacnotan Cement Corporation(a)........    145,000       22,865
Belle Corporation Warrants............     46,200          923
Benpres Holdings Corporation Sponsored
  GDR(a)..............................     24,100      112,969
Philippine Long Distance Telephone
  Co..................................      3,800      115,851
SM Prime Holdings, Inc................    251,000       56,732
Universal Robina Corporation..........    535,000      113,893
                                                    ----------
                                                       423,233
                                                    ----------
SINGAPORE -- 6.23%
Clipsal Industries Limited............    118,000      182,900
DBS Land Ltd..........................    105,000      209,696
Development Bank of Singapore
  Limited -- Foreign Registered.......     15,600      190,594
Elec & Eltek International Co. Ltd....     34,100      132,990

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
Fraser & Neave Ltd. ORD...............     54,200   $  240,363
Singapore Airlines Ltd. -- Foreign
  Registered..........................     21,000      199,828
United Overseas Bank Ltd. -- Foreign
  Registered..........................     20,000      139,797
                                                    ----------
                                                     1,296,168
                                                    ----------
SOUTH KOREA -- 6.47%
Hyundai Motor Company Ltd.............      3,052       72,380
Korea Electric Power Corporation......      5,400      224,405
Pohang Iron & Steel Company Ltd.......      2,000      243,826
Samsung Electronics...................      3,799      416,837
Samsung Electronics Ltd. Sponsored
  GDR.................................        270       14,469
Samsung Fire & Marine Insurance.......        531      373,891
                                                    ----------
                                                     1,345,808
                                                    ----------
THAILAND -- 1.91%
Robinson Department Store Public
  Company Limited -- Foreign
  Registered(a).......................    377,000       62,367
SG Asia Credit Public Company
  Limited -- Foreign Registered(a)....    336,000      122,376
Siam Cement Public Company Limited
  (The) -- Foreign Registered(a)......      4,100      124,533
Siam Makro Public Company Limited --
  Foreign Registered..................     47,800       87,527
                                                    ----------
                                                       396,803
                                                    ----------
EUROPE -- 40.51%
-------------------------------------
AUSTRIA -- 0.88%
Bank Austria AG.......................      3,466      182,294
                                                    ----------
DENMARK -- 1.41%
Den Danske Bank Group.................      1,786      193,705
Unidanmark A/S........................      1,500      100,114
                                                    ----------
                                                       293,819
                                                    ----------
FINLAND -- 0.20%
Stora Enso Oyj -- R Shares............      3,847       41,260
                                                    ----------
FRANCE -- 6.73%
Alcatel S.A...........................      7,000      198,625
Compagnie Financiere de Paribas.......      2,339      262,200
Compagnie Generale des Etablissements
  Michelin Class B....................      3,000      122,732
Groupe Danone.........................        600      154,691
Scor S.A..............................      4,800      238,100
Societe Generale......................      1,319      232,466
Suez Lyonnaise des Eaux...............      1,054      190,109
                                                    ----------
                                                     1,398,923
                                                    ----------
GERMANY -- 3.72%
Adidas-Salomon AG.....................      2,400      233,645
DaimlerChrysler AG....................      2,715      237,152
Hornbach Holding AG Preferred.........      1,337       57,221
Volkswagen AG.........................      3,800      245,201
                                                    ----------
                                                       773,219
                                                    ----------
IRELAND -- 0.40%
Bank of Ireland.......................      5,000       84,017
                                                    ----------
ITALY -- 1.02%
Banca Popolare di Milano..............     27,500      212,416
                                                    ----------

    /IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY GLOBAL FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
--------------------------------------------------------------
NETHERLANDS -- 5.00%
Akzo Nobel NV.........................      4,863   $  204,615
Fortis (NL) NV........................      6,100      188,408
Hunter Douglas NV.....................      3,800      130,497
ING Groep NV..........................      4,022      217,758
Koninklijke (Royal) Philips
  Electronics NV......................      3,013      297,206
                                                    ----------
                                                     1,038,484
                                                    ----------
NORWAY -- 0.95%
Storebrand ASA(a).....................     29,200      196,590
                                                    ----------
PORTUGAL -- 1.46%
Lusomundo -- SGPS S.A. Preferred
  Shares..............................      5,900       60,115
Portugal Telecom S.A. -- Sponsored
  ADR.................................      2,977      122,615
Sonae Industria E Investimentos.......      3,550      120,740
                                                    ----------
                                                       303,470
                                                    ----------
SWEDEN -- 3.64%
AssiDoman AB..........................      4,680       70,461
Boliden Limited -- Swedish Depository
  Receipt(a)..........................      3,790        8,693
Electrolux AB -- Series B.............     12,000      251,243
Investor AB...........................     24,000      268,180
S.K.F. AB Series "B"..................      6,400      118,188
Trelleborg AB "B" Free Shares.........      4,645       40,977
                                                    ----------
                                                       757,742
                                                    ----------
SWITZERLAND -- 5.36%
Holderbank Financiere Glaris AG.......        103      121,579
Nestle AG Registered..................        128      230,625
Novartis AG Registered................        183      267,215
SGS Societe Generale de Surveillance
  Holding S.A.(a).....................        251      259,946
Swatch Group, (The) AG................        350      235,496
                                                    ----------
                                                     1,114,861
                                                    ----------
UNITED KINGDOM -- 9.74%
Billiton plc..........................     32,742      114,190
Boots Company plc.....................     12,000      143,191
British Airways plc...................     31,000      213,175
Cadbury Schweppes plc.................     24,000      153,216
Corporate Services Group plc..........    125,000      167,482
Gallaher Group plc....................     41,048      252,992
Imperial Chemical Industries plc......     21,539      212,879
National Westminster Bank plc ADR.....        900      116,944
Pilkington plc........................    207,890      285,096
PowerGen plc..........................     18,831      202,589
Rio Tinto plc Sponsored ADR...........         89        5,985
Tate & Lyle plc.......................     25,000      157,039
                                                    ----------
                                                     2,024,778
                                                    ----------
NORTH AMERICA -- 20.40%
-------------------------------------
UNITED STATES -- 20.40%
Abbott Laboratories...................      2,000       91,000
AlliedSignal Inc......................        900       56,700
ALLTEL Corporation....................      1,400      100,100
American Home Products Corporation....      1,500       86,250
Anheuser-Busch Companies, Inc.........      1,200       85,125
Applied Materials, Inc.(a)............      1,000       73,875
AT&T Corporation......................      1,800      100,463
Atlantic Richfield Company (ARCO).....        500       41,781
Avon Products, Inc....................      1,200       66,600
Bank of America Corporation...........      1,000       73,313

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
Bank of New York Company, Inc.,
  (The)...............................      1,800   $   66,038
Bank One Corporation..................        800       47,650
Bell Atlantic Corporation.............      1,000       65,375
BellSouth Corporation.................      1,500       70,313
Bristol-Myers Squibb Company..........      1,400       98,613
Chase Manhattan Corporation, (The)....      1,100       95,288
Chevron Corporation...................        900       85,669
Coca-Cola Company (The)...............        700       43,750
Colgate-Palmolive Company.............        800       79,000
Dell Computer Corporation(a)..........        500       18,500
Equifax Inc...........................      1,700       60,669
Fannie Mae............................        700       47,863
Ford Motor Company....................      1,500       84,656
Gap, Inc. (The).......................      1,050       52,894
General Electric Company..............        900      101,700
General Mills, Inc....................      1,000       80,375
General Motors Corporation............        600       39,600
Goodyear Tire & Rubber Co. (The)......      1,500       88,219
H.J. Heinz Company....................      1,100       55,138
Honeywell Inc.........................        900      104,288
Intel Corporation.....................      2,100      124,950
International Business Machines
  Corp................................      1,600      206,800
Johnson & Johnson.....................      1,000       98,000
Lowe's Companies, Inc.................      1,000       56,688
May Department Stores Co. (The).......      1,350       55,181
Mellon Bank Corporation...............      1,700       61,838
Merck & Co, Inc.......................      1,000       74,000
Merrill Lynch & Co., Inc..............      1,100       87,931
Mobil Corporation.....................        500       49,500
Morgan Stanley Dean Witter & Co.......      1,000      102,500
Novellus Systems, Inc.(a).............      1,000       68,250
PepsiCo, Inc..........................      2,000       77,375
PPG Industries, Inc...................      1,000       59,063
Praxair, Inc..........................      1,500       73,406
Proctor & Gamble Company, (The).......        700       62,475
Providian Financial Corporation.......        600       56,100
SBC Communications Inc................      1,300       75,400
Schering-Plough Corporation...........      1,600       84,800
Sun Microsystems, Inc.(a).............      1,600      110,200
Texaco Inc............................        600       37,500
Texas Instruments Inc.................        300       43,500
Tommy Hilfiger Corporation(a).........        700       51,450
Tyco International Ltd................        600       56,850
United Technologies Corporation.......      1,200       86,025
Wells Fargo Corporation...............      1,100       47,025
Wm. Wrigley Jr. Company...............        600       54,000
Xerox Corporation.....................      2,000      118,125
                                                    ----------
                                                     4,239,737
                                                    ----------
SOUTH AMERICA -- 4.29%
-------------------------------------
BRAZIL -- 2.66%
Petroleo Brasileiro S.A.(Petrobras)
  Preferred...........................  1,340,000      207,846
Telecomunicacoes Brasileiras S.A.
  (Telebras) Sponsored ADR Preferred
  Block...............................      3,000      270,563
Uniao de Bancos Brasileiros S.A.
  (Unibanco) -- Preferred.............  4,400,000       74,452
                                                    ----------
                                                       552,861
                                                    ----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
          EQUITY SECURITIES             SHARES        VALUE
--------------------------------------------------------------
CHILE -- 1.63%
A.F.P. Provida S.A.-Sponsored ADR....      7,100   $   156,200
Cristalerias de Chile-Sponsored
  ADR................................     11,900       183,696
                                                   -----------
                                                       339,896
                                                   -----------
TOTAL INVESTMENTS -- 99.14%
  (Cost -- $17,933,902)(c)...........               20,610,270
OTHER ASSETS, LESS LIABILITIES -- 0.86%                179,142
                                                   -----------
NET ASSETS -- 100%...................              $20,789,412
                                                   ===========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
ORD -- Ordinary
(a) Non-income producing security
(b) Under the Malaysian Government policy, which
    went into effect on February 15, 1999,
    proceeds repatriated from the sale of
    Malaysian securities will be subject to a
    graduated levy. The levy ranges from zero to
    ten percent of proceeds, depending on the
    holding period and the time of repatriation.
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 4,666,940
    Gross unrealized depreciation...............    (1,990,572)
                                                   -----------
        Net unrealized appreciation.............   $ 2,676,368
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $6,728,717 and $12,296,583
respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

6

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $17,933,902)......  $20,610,270
Cash........................................................      154,258
Receivables
 Investments sold...........................................       28,094
 Fund shares sold...........................................        3,869
 Dividends and Interest.....................................       76,397
 Manager for expense reimbursement..........................        4,414
Other assets................................................       22,338
                                                              -----------
   Total assets.............................................   20,899,640
                                                              -----------
LIABILITIES
Payables
 Fund shares repurchased....................................       17,054
 Management fee.............................................       16,623
 12b-1 service and distribution fees........................        9,491
 Other payables to related parties..........................       10,420
Accrued expenses............................................       56,640
                                                              -----------
   Total liabilities........................................      110,228
                                                              -----------
NET ASSETS..................................................  $20,789,412
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($12,811,572/959,619 shares outstanding)..................  $     13.35
                                                              ===========
Maximum offering price per share ($13.35 x 100/94.25)*......  $     14.16
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($7,221,118/549,372 shares outstanding).............  $     13.14
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($359,129/28,074 shares outstanding)................  $     12.79
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($397,593/29,645 shares outstanding)................  $     13.41
                                                              ===========
NET ASSETS CONSIST OF
 Capital paid-in............................................  $17,432,720
 Undistributed net realized gain on investments and foreign
   currency transactions....................................      645,687
 Undistributed net investment income........................       63,166
 Net unrealized appreciation on investments and foreign
   currency transactions....................................    2,647,839
                                                              -----------
NET ASSETS..................................................  $20,789,412
                                                              ===========

 * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends, net of $34,801 foreign taxes withheld............             $  319,120
 Interest...................................................                  1,832
                                                                         ----------
                                                                            320,952
                                                                         ----------
EXPENSES
  Management fee............................................  $104,911
 Transfer agent.............................................    32,289
 Administrative services fee................................    10,491
 Custodian fees.............................................    41,096
 Blue Sky fees..............................................    13,567
 Auditing and accounting fees...............................    12,220
 Shareholder reports........................................     5,825
 Fund accounting............................................    18,549
 Trustees' fees.............................................     3,977
 12b-1 service and distribution fees........................    53,208
 Legal......................................................    11,913
 Other......................................................     4,491
                                                                         ----------
                                                                            312,537
 Expenses reimbursed by Manager.............................                (54,751)
                                                                         ----------
     Net expenses...........................................                257,786
                                                                         ----------
NET INVESTMENT INCOME.......................................                 63,166
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
 Net realized gain on investments and foreign currency
   transactions.............................................              1,889,660
 Net change in unrealized appreciation on investments and
   foreign currency transactions, net of taxes of $28,226...              1,460,764
                                                                         ----------
     Net gain on investment transactions....................              3,350,424
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $3,413,590
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                                  1999           1998
                                                              ---------------------------
DECREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $    63,166    $    (32,877)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................    1,889,660      (1,235,420)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................    1,460,764       3,370,566
                                                              ------------   ------------
      Net increase resulting from operations................    3,413,590       2,102,269
                                                              ------------   ------------
Class A distributions
  Dividends in excess of net investment income..............           --            (622)
  Distributions from capital gains..........................           --        (677,923)
                                                              ------------   ------------
        Total distributions to Class A shareholders.........           --        (678,545)
                                                              ------------   ------------
Class B distributions
  Dividends in excess of net investment income..............           --            (328)
  Distributions from capital gains..........................           --        (356,809)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........           --        (357,137)
                                                              ------------   ------------
Class C distributions
  Dividends in excess of net investment income..............           --             (19)
  Distributions from capital gains..........................           --         (20,452)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........           --         (20,471)
                                                              ------------   ------------
Advisor Class distributions
  Dividends in excess of net investment income..............           --             (13)
  Distributions from capital gains..........................           --         (14,685)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....           --         (14,698)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................   (4,045,015)     (5,705,136)
  Class B...................................................   (1,372,776)     (2,919,278)
  Class C...................................................     (125,979)       (351,723)
  Advisor Class.............................................       15,597         373,565
                                                              ------------   ------------
      Net decrease resulting from Fund share transactions...   (5,528,173)     (8,602,572)
                                                              ------------   ------------
TOTAL DECREASE IN NET ASSETS................................   (2,114,583)     (7,571,154)
NET ASSETS
  Beginning of period.......................................   22,903,995      30,475,149
                                                              ------------   ------------
  END OF PERIOD.............................................  $20,789,412    $ 22,903,995
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    63,166              --
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CLASS A
                                             -------------------------------------------------------------------------------
                                             for the six
                                             months ended                                                for the six
                                               June 30,                  for the year ended              months ended
                                             (unaudited)                    December 31,                 December 31,
----------------------------------------------------------------------------------------------------------------------------
                                                 1999           1998      1997       1996       1995         1994
SELECTED PER SHARE DATA                      -------------------------------------------------------------------------------
Net asset value, beginning of period.......    $  11.32        $ 10.93   $ 13.17    $ 11.97    $ 11.23     $ 11.52
                                             -------------------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss).............         .06(a)(b)      .02(a)     .08       .08        .09(a)        --(a)
  Net gains or losses on securities (both
    realized and unrealized)...............        1.97(b)         .91     (1.23)      1.86       1.25        (.10)
                                             -------------------------------------------------------------------------------
  Total from investment operations.........        2.03            .93     (1.15)      1.94       1.34        (.10)
                                             -------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.............          --             --       .05        .08        .04          --
    In excess of net investment income.....          --             --       .05        .18         --          --
  Distributions
    From capital gains.....................          --            .54       .99        .48        .49         .09
    In excess of capital gains.............          --             --        --         --        .07          --
    Returns of capital.....................          --             --        --         --         --         .10
                                             -------------------------------------------------------------------------------
  Total distributions......................          --            .54      1.09        .74        .60         .19
                                             -------------------------------------------------------------------------------
Net asset value, end of period.............    $  13.35        $ 11.32   $ 10.93    $ 13.17    $ 11.97     $ 11.23
                                             -------------------------------------------------------------------------------
                                             -------------------------------------------------------------------------------
Total return (%)...........................       17.93(c)        8.59(d)   (8.72)(d)   16.21(d)   12.08(d)     (1.00)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...    $ 12,812        $14,660   $19,692    $24,152    $21,264     $19,327
Ratio of expenses to average net assets
  With expense reimbursement (%)...........        2.17(e)        2.18        --         --       2.20        2.20(e)
  Without expense reimbursement (%)........        2.69(e)        2.54      2.07       2.18       2.46        2.34(e)
Ratio of net investment income (loss) to
  average net assets (%)...................         .89(a)(e)      .16(a)     .58       .58        .71(a)      (.06)(a)(e)
Portfolio turnover rate (%)................          32             17        45         43         53          23

--------------------------------------------------------------------------------

                                                                                 CLASS B
                                             -------------------------------------------------------------------------------
                                             for the six
                                             months ended                                                for the six
                                               June 30,                  for the year ended              months ended
                                             (unaudited)                    December 31,                 December 31,
----------------------------------------------------------------------------------------------------------------------------
                                                 1999           1998      1997       1996       1995         1994
SELECTED PER SHARE DATA                      -------------------------------------------------------------------------------
Net asset value, beginning of period.......    $  11.19        $ 10.90   $ 13.12    $ 11.97    $ 11.23     $ 11.52
                                             -------------------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss).............          --(a)(b)     (.09)(a)    (.02)    (.02)        --(a)      (.03)(a)
  Net gains or losses on securities (both
    realized and unrealized)...............        1.95(b)         .92     (1.20)      1.85       1.25        (.12)
                                             -------------------------------------------------------------------------------
  Total from investment operations.........        1.95            .83     (1.22)      1.83       1.25        (.15)
                                             -------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.............          --             --       .05         --         --          --
    In excess of net investment income.....          --             --       .05        .20         --          --
  Distributions
    From capital gains.....................          --            .54       .90        .48        .45         .08
    In excess of capital gains.............          --             --        --         --        .06          --
    Returns of capital.....................          --             --        --         --         --         .06
                                             -------------------------------------------------------------------------------
  Total distributions......................          --            .54      1.00        .68        .51         .14
                                             -------------------------------------------------------------------------------
Net asset value, end of period.............    $  13.14        $ 11.19   $ 10.90    $ 13.12    $ 11.97     $ 11.23
                                             -------------------------------------------------------------------------------
                                             -------------------------------------------------------------------------------
Total return (%)...........................       17.43(c)        7.69(d)   (9.33)(d)   15.30(d)   11.25(d)     (1.37)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...    $  7,221        $ 7,495   $10,056    $ 8,968    $ 4,811     $ 2,956
Ratio of expenses to average net assets
  With expense reimbursement (%)...........        3.00(e)        2.97        --         --       2.95        2.95(e)
  Without expense reimbursement (%)........        3.52(e)        3.33      2.82       2.94       3.21        3.09(e)
Ratio of net investment income (loss) to
  average net assets (%)...................         .06(a)(e)     (.63)(a)    (.18)    (.17)      (.04)(a)      (.81)(a)(e)
Portfolio turnover rate (%)................          32             17        45         43         53          23

-------------------------------------------------------------

                        CLASS C
-----------------------------------------------------------
for the six                            for the period
months ended                           April 30, 1996
  June 30,     for the year ended      (commencement)
(unaudited)       December 31,         to December 31,
-----------------------------------------------------------
    1999        1998        1997            1996
-----------------------------------------------------------
  $ 10.90      $ 10.67     $ 12.94         $ 13.31
-----------------------------------------------------------
     (.01)(a)(b)    (.16)(a)    (.02)         (.01)
     1.90(b)       .93       (1.24)            .42
-----------------------------------------------------------
     1.89          .77       (1.26)            .41
-----------------------------------------------------------
       --           --         .05              --
       --           --         .05             .30
       --          .54         .91             .48
       --           --          --              --
       --           --          --              --
-----------------------------------------------------------
       --          .54        1.01             .78
-----------------------------------------------------------
  $ 12.79      $ 10.90     $ 10.67         $ 12.94
-----------------------------------------------------------
-----------------------------------------------------------
    17.34(c)      7.30(d)    (9.72)(d)         3.07(c)
      359      $   428     $   727         $    71
     3.23(e)      3.30          --              --
     3.75(e)      3.66        2.82            3.77(e)
     (.18)(a)(e)    (.96)(a)    (.18)        (1.01)(e)
       32           17          45              43

-----------------------------------
                         (a) Net investment income (loss) is net of expenses
                             reimbursed by Manager.
                         (b) Based on average shares outstanding.
                         (c) Total return represents aggregate total return and
                             does not reflect a sales charge.
                         (d) Total return does not reflect a sales charge.
                         (e) Annualized

           ADVISOR CLASS
  -----------------------------------
  for the six     for the period
  months ended    April 30, 1998
    June 30,      (commencement)
  (unaudited)    to December 31,
  -----------------------------------
      1999             1998
  -------------------------------
    $ 11.36          $ 13.26
  -----------------------------------
        .07(a)(b)         .05(a)
       1.98(b)         (1.41)
  -----------------------------------
       2.05            (1.36)
  -----------------------------------
         --               --
         --               --
         --              .54
         --               --
         --               --
  -----------------------------------
         --              .54
  -----------------------------------
    $ 13.41          $ 11.36
  -----------------------------------
  -----------------------------------
      18.05(c)        (10.19)(c)
    $   398          $   321
       1.96(e)          1.75(e)
       2.48(e)          2.11(e)
       1.10(a)(e)         .59(a)(e)
         32               17

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Global Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market, are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $780,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% on the Fund's first $500 million of average net assets, and .75% of the Fund's average net assets in excess of $500 million. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $1,011.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $16,654, $34,697 and $1,857, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations. Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $18,186, $12,447, $1,102 and $554, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.
3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
CLASS A                 SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................    27,402   $   331,397    146,315   $ 1,787,073
Issued on
 reinvestment of
 distributions.......        --            --     55,920       628,542
Repurchased..........  (363,004)   (4,376,412)  (708,378)   (8,120,751)
                       ========   ===========   ========   =========== ===
Net decrease.........  (335,602)  $(4,045,015)  (506,143)  $(5,705,136)
                       ========   ===========   ========   =========== ===

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
CLASS B                 SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................    39,079   $   427,891     81,549   $   964,574
Issued on
 reinvestment of
 distributions.......        --            --     26,955       299,738
Repurchased..........  (159,525)   (1,800,667)  (361,380)   (4,183,590)
                       --------   -----------   --------   ----------- ---
Net decrease.........  (120,446)  $(1,372,776)  (252,876)  $(2,919,278)
                       ========   ===========   ========   =========== ===

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
CLASS C                 SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................       776   $     8,978     15,683   $   182,504
Issued on
 reinvestment of
 distributions.......        --            --      1,448        15,682
Repurchased..........   (11,995)     (134,957)   (45,990)     (549,909)
                       --------   -----------   --------   ----------- ---
Net decrease.........   (11,219)  $  (125,979)   (28,859)  $  (351,723)
                       ========   ===========   ========   =========== ===

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
ADVISOR CLASS           SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................     2,716   $    31,492     30,998   $   403,896
Issued on
 reinvestment of
 distributions.......        --            --      1,303        14,699
Repurchased..........    (1,308)      (15,895)    (4,064)      (45,030)
                       --------   -----------   --------   ----------- ---
Net increase.........     1,408   $    15,597     28,237   $   373,565
                       ========   ===========   ========   =========== ===

03IGLF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan

 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer

 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts

 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts

 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472

 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida

 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY GLOBAL SCIENCE & TECHNOLOGY FUND

MARKET COMMENTARY

The first half of 1999 has seen a continuation of the strong stock market performance of the last several years, which has been driven by a healthy economy and low interest rates. Economic growth remains strong, and we believe it may actually strengthen further throughout the remainder of the year as the majority of Asian economies continue to recover. We believe this could set the stage for many companies to deliver solid earnings growth, including those in the technology sector. Although inflation remains surprisingly low, the Federal Reserve recently made a preemptive strike against potential inflation by raising interest rates a quarter of a point. The broader market took this rate increase in stride and has continued to perform well. Within this environment, however, technology stocks continued to experience volatility.

     One area of concern for technology stocks is the Year 2000 (Y2K) problem. The Y2K issue forced many companies to increase technology spending over the last few years to replace noncompliant legacy systems. We believe it is possible that the strong earnings growth experienced by many technology businesses in the first half of this year resulted from a continuation of these above-average outlays. If this is the case, earnings growth for technology businesses could slow later in 1999 as some experts are predicting that in the fourth quarter of 1999, businesses will freeze all technology investment unrelated to Y2K. This is especially significant since Information Technology (IT) managers often rush to spend their budgets by year-end, making the last three months of the year the strongest quarter for many technology companies. If the normal buying pattern for technology products is disrupted, volatility in an already volatile sector of the stock market will most likely increase.

     The good news, according to analysts, is that many US companies have either addressed their Y2K problems or will have addressed them by the end of the third quarter of 1999. This should allow IT resources to be redirected to technologies like e-commerce and supply chain management, which have the potential to boost productivity and sales. This is significant, since spending to correct the Y2K problem is solely a cost item and has done nothing to improve the financial performance of firms that have been forced to deal with the millennium bug. Thus, although there could be a pause in IT spending in the second half of 1999, we believe that 2000 could turn out to be a big year in terms of technology investment.

     Although technology stocks have generated robust returns so far this year, there have been a few underperforming sectors, such as

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

personal computers, microprocessors and DRAMs (dynamic random access memory), the most common form of semiconductor memory. Computers with extremely low price points--for example, well-equipped computers, which can now be found for less than $500--are exceedingly popular. In addition, it is now possible to get a free PC in exchange for agreeing to purchase Internet access for a year or two. These factors have placed severe pressure on the profitability and sales growth of PC companies and their component suppliers.

     Although companies that manufacture microprocessors and DRAMs have stumbled as of late, other areas of the semiconductor industry have done quite well. In particular, companies that manufacture communications semiconductors have benefited from the popularity of wireless phones and, especially the Internet.

     The recent growth of the Internet has been extraordinary, with traffic doubling every three to four months. The Internet is the fastest-growing mass communications medium ever, and now has almost 100 million users world wide. We believe that the opportunities for well-positioned companies are tremendous, since, according to our research, currently only a small percentage of all commerce is performed on-line, and the amount of money spent on traditional media advertising dwarfs what is budgeted for Internet-based advertising. The Ivy Global Science & Technology Fund is invested in the leading Internet stocks, such as America Online and Yahoo!, which we believe are positioned for long-term market dominance. Given the apparent investor enthusiasm for these Internet leaders, we have also chosen to invest in a number of firms that are supplying the infrastructure for the Internet. While these companies are less direct beneficiaries of the Internet growth, according to our research, they tend to sell for more reasonable valuations and have higher levels of near-term profitability. These include companies selling communications semiconductors, e-commerce and network management software, storage-related technologies and communications equipment.

     In addition to the redirection of assets away from Y2K to more productive uses, we believe that another bright spot for technology companies next year will be a major new product cycle for Microsoft's Windows operating system. We believe that businesses and individuals will begin to upgrade to Windows 2000 sometime after the turn of the century, and that this should spur demand for more powerful PCs that are loaded with extra memory and contain the latest Pentium III microprocessors. We believe this will be a positive development not only for PC and semiconductor manufacturers, but also for other component suppliers, such as disk drive and modem vendors, as well as derivative beneficiaries, such as software firms.

     The Ivy Global Science & Technology Fund focuses on the leaders in the technology industry, the firms that are gaining market share and delivering strong earnings growth. Our goal is to see that companies represented in the Fund's portfolio will generally be number one or two in their niche, since many technology markets are winner-take-all. Ideally, the Fund will invest in companies that have set some standard within their industry or offer products that have high switching costs, which would help lock in customers. Finally, we look for businesses that have created barriers to entry due to well-differentiated products or a compelling proprietary technology. By investing in the leaders of the most dynamic segment of the global economy, we are optimistic that long-term investors will be rewarded.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
        COMMON STOCKS -- 96.79%           SHARES      VALUE
--------------------------------------------------------------
BIOTECHNOLOGY -- 1.15%
Alkermes, Inc.(a).......................   4,600   $   106,375
Pharmacyclics, Inc.(a)..................   4,200       117,600
US Bioscience, Inc.(a)..................  11,500       112,125
Vertex Pharmaceuticals
  Incorporated(a).......................   5,900       142,338
                                                   -----------
                                                       478,438
                                                   -----------
BUSINESS SERVICES -- 2.55%
Inspire Insurance Solutions, Inc.(a)....  13,650       197,925
NOVA Corporation(a).....................  12,000       300,000
Profit Recovery Group International,
  Inc. (The)(a).........................   8,600       406,887
Transaction Network Services, Inc.
  (a)...................................   5,100       149,175
                                                   -----------
                                                     1,053,987
                                                   -----------
COMPUTER EQUIPMENT & STORAGE -- 6.99%
Dell Computer Corporation(a)............   9,000       333,000
EMC Corporation(a)......................   8,600       473,000
Gateway Inc.(a).........................   2,500       147,500
International Business Machines Corp....   3,800       491,150
Network Appliance, Inc.(a)..............  13,600       759,900
Sun Microsystems, Inc.(a)...............  10,000       688,750
                                                   -----------
                                                     2,893,300
                                                   -----------
ELECTRONIC COMMERCE -- 2.73%
Pegasus Systems, Inc.(a)................  11,400       426,787
QRS Corporation(a)......................   5,000       390,000
Transactions Systems Architects, Inc....   8,000       312,000
                                                   -----------
                                                     1,128,787
                                                   -----------
ELECTRONIC DESIGN AUTOMATION -- 0.45%
Synopsys, Inc.(a).......................   3,400       187,637
                                                   -----------
ELECTRONIC MANUFACTURING SERVICES --
  3.51%
Flextronics International Ltd.(a).......   8,900       493,950
Jabil Circuit, Inc.(a)..................   5,500       248,188
Sanmina Corporation(a)..................   6,000       455,250
Solectron Corporation...................   3,800       253,412
                                                   -----------
                                                     1,450,800
                                                   -----------
HEALTHCARE INFORMATION SYSTEMS -- 0.84%
First Consulting Group, Inc. (a)........  17,800       189,125
Superior Consultant Holdings
  Corporation(a)........................   6,400       158,000
                                                   -----------
                                                       347,125
                                                   -----------
INFORMATION SERVICES -- 3.09%
Dendrite International, Inc.(a).........  14,100       509,363
FactSet Research Systems Inc............   9,750       552,094
Forrester Research, Inc.(a).............   3,700        92,500
Meta Group, Inc.(a).....................   8,100       124,538
                                                   -----------
                                                     1,278,495
                                                   -----------
INTERNET -- 11.49%
Amazon.com, Inc.(a).....................   1,700       212,713
America Online, Inc.(a).................  14,100     1,558,050
At Home Corporation -- Series A(a)......   4,800       258,900

--------------------------------------------------------------
             COMMON STOCKS                SHARES      VALUE
--------------------------------------------------------------
Broadcast.com Inc.(a)...................   1,900   $   253,769
BroadVision, Inc.(a)....................   4,200       309,750
CNET, Inc.(a)...........................   5,200       299,650
Ebay Inc.(a)............................     800       120,800
Exodus Communications, Inc.(a)..........   2,900       347,818
Inktomi Corporation(a)..................   2,100       274,181
Network Solutions Inc.(a)...............   3,800       300,675
RealNetworks, Inc.(a)...................   2,700       185,963
SportsLine USA Inc.(a)..................   3,700       132,738
VeriSign Inc.(a)........................   2,600       224,250
Yahoo! Inc.(a)..........................   1,600       275,600
                                                   -----------
                                                     4,754,857
                                                   -----------
MISCELLANEOUS TECHNOLOGY -- 1.20%
Gemstar International Group Ltd.(a).....   7,600       495,900
                                                   -----------
NETWORK EQUIPMENT & SOFTWARE -- 6.99%
American Power Conversion
  Corporation(a)........................  26,800       539,350
Cisco Systems, Inc.(a)..................  21,000     1,354,500
Concord Communications, Inc.(a).........   5,400       243,000
Extreme Networks(a).....................     500        29,031
Micromuse Inc.(a).......................   8,000       399,000
Visual Networks, Inc.(a)................  10,300       329,600
                                                   -----------
                                                     2,894,481
                                                   -----------
OPERATIONAL SUPPORT SYSTEMS -- 0.84%
DSET Corporation(a).....................  10,300       143,556
International Telecommunication Data
  Systems, Inc.(a)......................  12,750       204,000
                                                   -----------
                                                       347,556
                                                   -----------
PHARMACEUTICALS -- 2.61%
Anesta Corp.(a).........................  11,500       235,031
Sepracor, Inc.(a).......................   2,700       219,375
Shire Pharmaceuticals Group plc
  ADR(a)(b).............................  19,300       501,800
SkyePharma plc -- Sponsored ADR(b)......  16,000       123,000
                                                   -----------
                                                     1,079,206
                                                   -----------
SEMICONDUCTOR EQUIPMENT -- 4.99%
Applied Materials, Inc.(a)..............   6,200       458,025
ASM Lithography Holding NV(a)(b)           4,500       267,188
Etec Systems, Inc.(a)...................   5,400       179,550
KLA-Tencor Corporation(a)...............   5,200       337,350
Novellus Systems, Inc.(a)...............   5,200       354,900
Photronics, Inc.(a).....................   3,600        88,200
PRI Automation, Inc.(a).................   4,500       163,125
Teradyne, Inc.(a).......................   3,000       215,250
                                                   -----------
                                                     2,063,588
                                                   -----------
SEMICONDUCTORS -- 14.13%
Altera Corporation(a)...................  11,200       412,300
Applied Micro Circuits Corporation(a)...   3,200       263,200
Broadcom Corporation(a).................   1,900       274,669
Conexant Systems, Inc.(a)...............   6,200       359,988
Genesis Microchip Inc.(a)...............   9,000       212,625
hi/fn, inc.(a)..........................   7,300       555,713
Intel Corporation.......................   7,000       416,500
Level One Communications, Inc. (a)......   4,000       195,750

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--------------------------------------------------------------------------------
    IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
             COMMON STOCKS               SHARES       VALUE
--------------------------------------------------------------
Linear Technology Corporation..........    5,900   $   396,775
LSI Logic Corporation(a)...............    5,500       253,688
Maker Communications, Inc.(a)..........      600        18,600
Maxim Integrated Products, Inc.(a).....    6,200       412,300
Micrel, Inc.(a)........................    3,400       251,600
MMC Networks Inc.(a)...................   11,500       514,625
Rambus Inc.(a).........................    2,900       267,343
Texas Instruments Inc..................    5,500       797,500
Xilinx Inc.(a).........................    4,300       246,175
                                                   -----------
                                                     5,849,351
                                                   -----------
SOFTWARE -- 11.45%
Actuate Software Corporation(a)........   10,200       270,300
Best Software, Inc.(a).................    8,600       138,675
BMC Software Inc.(a)...................    4,500       243,000
Citrix Systems, Inc.(a)................   12,200       689,300
Great Plains Software, Inc.(a).........    3,200       151,000
Legato Systems, Inc.(a)................    7,800       450,450
Microsoft Corporation(a)...............   15,400     1,388,888
New Era of Networks, Inc.(a)...........    5,500       241,656
Peregrine Systems, Inc.(a).............    5,600       143,850
USinternetworking, Inc.(a).............    5,400       226,800
Veritas Software Corp.(a)..............    1,775       168,514
Verity, Inc.(a)........................    6,100       330,544
Visio Corporation(a)...................    7,700       293,081
                                                   -----------
                                                     4,736,058
                                                   -----------
SYSTEM INTEGRATORS -- 3.18%
4Front Technologies, Inc.(a)...........   25,000       246,875
International Integration
  Incorporated(a)......................    4,400        99,000
International Network Services(a)......   10,200       411,825
Technisource, Inc.(a)..................   10,800        56,025
Whittman-Hart, Inc.(a).................   15,800       501,650
                                                   -----------
                                                     1,315,375
                                                   -----------
TELECOMMUNICATION EQUIPMENT -- 12.09%
Carrier Access Corporation(a)..........    4,700       205,919
Comverse Technology, Inc.(a)...........    9,000       679,500
E-Tek Dynamics, Inc.(a)................    4,900       233,055
Gilat Satellite Networks Ltd.(a)(b)....    5,000       262,500
Lucent Technologies Inc................   11,870       800,483

--------------------------------------------------------------
             COMMON STOCKS               SHARES       VALUE
--------------------------------------------------------------
Nokia Oyj. Sponsored ADR...............    6,100   $   558,531
Nortel Networks Corporation(b).........    3,900       338,569
Pairgain Technologies Inc.(a)..........   17,400       200,100
SDL, Inc.(a)...........................    6,600       337,012
Tellabs, Inc.(a).......................   12,400       837,775
Uniphase Corporation(a)................    3,300       547,800
                                                   -----------
                                                     5,001,244
                                                   -----------
TELECOMMUNICATION SERVICES -- 5.84%
Global Crossing Ltd.(a)................    5,977       254,770
MCI WorldCom, Inc.(a)..................    8,000       690,000
Metromedia Fiber Network, Inc.(a)......    8,900       319,844
Nextel Communications, Inc.(a).........   10,700       537,006
Qwest Communications International
  Inc.(a)..............................    6,400       211,600
WinStar Communications, Inc.(a)........    8,300       404,625
                                                   -----------
                                                     2,417,845
                                                   -----------
TELESERVICES -- 0.67%
Sykes Enterprises, Inc.(a).............    8,300       277,012
                                                   -----------
TOTAL INVESTMENTS -- 96.79%
  (Cost -- $21,787,462)(c).............             40,051,042
OTHER ASSETS, LESS
  LIABILITIES -- 3.21%.................              1,329,121
                                                   -----------
NET ASSETS -- 100%.....................            $41,380,163
                                                   ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same for Federal
    income tax purposes.

OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

    Gross unrealized appreciation...............   $18,634,866
    Gross unrealized depreciation...............      (371,286)
                                                   -----------
        Net unrealized appreciation.............   $18,263,580
                                                   ===========

Purchases and sales of securities other than short-term obligations aggregated $12,681,833 and $14,898,815, respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $21,787,462)......  $40,051,042
Cash........................................................    1,550,208
Receivable from fund shares sold............................       19,229
Deferred organization expenses..............................       24,532
Other assets................................................       13,802
                                                              -----------
  Total assets..............................................   41,658,813
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................      128,130
  Fund shares repurchased...................................       71,039
  Management fee............................................       31,238
  12b-1 service and distribution fees.......................       24,023
  Other payables to related parties.........................       13,135
Accrued expenses............................................       11,085
                                                              -----------
  Total liabilities.........................................      278,650
                                                              -----------
NET ASSETS..................................................  $41,380,163
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($16,625,918/572,211 shares outstanding)..................  $     29.06
                                                              ===========
Maximum offering price per share ($29.06 x 100/94.25)*......  $     30.83
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($15,386,997/539,008 shares outstanding)............  $     28.55
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($9,334,948/325,931 shares outstanding).............  $     28.64
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($32,300/1,112 shares outstanding)..................  $     29.05
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $20,646,562
  Undistributed net realized gain on investments............    2,881,343
  Accumulated net investment loss...........................     (411,322)
  Net unrealized appreciation on investments................   18,263,580
                                                              -----------
NET ASSETS..................................................  $41,380,163
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................             $     3,961
  Interest..................................................                  26,493
                                                                         -----------
                                                                              30,454
                                                                         -----------
EXPENSES
  Management fee............................................  $181,468
  Transfer agent............................................    39,439
  Administrative services fee...............................    18,147
  Custodian fees............................................     6,035
  Blue Sky fees.............................................    13,070
  Auditing and accounting fees..............................    11,057
  Shareholder reports.......................................     5,729
  Amortization of organization expenses.....................     5,955
  Fund accounting...........................................    19,977
  Trustees' fees............................................     3,977
  12b-1 service and distribution fees.......................   123,442
  Legal.....................................................    12,037
  Other.....................................................     1,443
                                                                         -----------
    Total expenses..........................................                 441,776
                                                                         -----------
NET INVESTMENT LOSS.........................................                (411,322)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments..........................               3,625,303
  Net change in unrealized appreciation on investments......               4,581,835
                                                                         -----------
    Net gain on investment transactions.....................               8,207,138
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 7,795,816
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $  (411,322)   $  (640,698)
  Net realized gain (loss) on:
    Investments.............................................    3,625,303        327,469
    Written options.........................................           --       (210,691)
  Net change in unrealized appreciation on investments......    4,581,835      9,515,504
                                                              -----------    -----------
    Net increase resulting from operations..................    7,795,816      8,991,584
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................   (4,597,768)     1,495,065
  Class B...................................................    2,521,572       (964,996)
  Class C...................................................     (880,352)       (87,574)
  Advisor Class.............................................       10,146         12,519
                                                              -----------    -----------
    Net (decrease) increase resulting from Fund share
     transactions...........................................   (2,946,402)       455,014
                                                              -----------    -----------
TOTAL INCREASE IN NET ASSETS................................    4,849,414      9,446,598
NET ASSETS
  Beginning of period.......................................   36,530,749     27,084,151
                                                              -----------    -----------
  END OF PERIOD.............................................  $41,380,163    $36,530,749
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                              --------------------------------------------------------------
                                                              for the six                             for the period
                                                              months ended                             July 22, 1996
                                                                June 30,      for the year ended      (commencement)
                                                              (unaudited)        December 31,         to December 31,
----------------------------------------------------------------------------------------------------------------------------
                                                                  1999         1998       1997             1996
SELECTED PER SHARE DATA                                       --------------------------------------------------------------
Net asset value, beginning of period........................    $ 23.63       $ 17.47    $ 16.40          $10.00
                                                              --------------------------------------------------------------
  Income from investment operations
  Net investment loss.......................................       (.23)(a)      (.36)(a)   (.31)(a)        (.06)(b)
  Net gains on securities (both realized and unrealized)....       5.66(a)       6.52(a)    1.38(a)         6.49
                                                              --------------------------------------------------------------
  Total from investment operations..........................       5.43          6.16       1.07            6.43
                                                              --------------------------------------------------------------
  Less distributions
  Distributions from capital gains..........................         --            --         --             .03
                                                              --------------------------------------------------------------
    Total distributions.....................................         --            --         --             .03
                                                              --------------------------------------------------------------
Net asset value, end of period..............................    $ 29.06       $ 23.63    $ 17.47          $16.40
                                                              ==============================================================
Total return (%)............................................      22.98(c)      35.26(d)    6.53(d)        64.34 (c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $16,626       $17,888    $12,159          $8,324
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         --            --         --            2.19 (e)
  Without expense reimbursement (%).........................       2.01(e)       2.16       2.11            2.90 (e)
Ratio of net investment loss to average net assets (%)......      (1.84)(e)     (1.88)     (1.91)          (2.18)(b)(e)
Portfolio turnover rate (%).................................         35            73         54              23

----------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                              --------------------------------------------------------------
                                                              for the six                             for the period
                                                              months ended                             July 22, 1996
                                                                June 30,      for the year ended      (commencement)
                                                              (unaudited)        December 31,         to December 31,
----------------------------------------------------------------------------------------------------------------------------
                                                                  1999         1998       1997             1996
SELECTED PER SHARE DATA                                       --------------------------------------------------------------
Net asset value, beginning of period........................    $ 23.31       $ 17.37    $ 16.44          $10.00
                                                              --------------------------------------------------------------
  Income from investment operations
  Net investment loss.......................................       (.32)(a)      (.50)(a)   (.32)(a)        (.06)(b)
  Net gains on securities (both realized and unrealized)....       5.56(a)       6.44(a)    1.25(a)         6.52
                                                              --------------------------------------------------------------
  Total from investment operations..........................       5.24          5.94        .93            6.46
                                                              --------------------------------------------------------------
  Less distributions
  Distributions from capital gains..........................         --            --         --             .02
                                                              --------------------------------------------------------------
    Total distributions.....................................         --            --         --             .02
                                                              --------------------------------------------------------------
Net asset value, end of period..............................    $ 28.55       $ 23.31    $ 17.37          $16.44
                                                              ==============================================================
Total return (%)............................................      22.48(c)      34.20(d)    5.66(d)        64.59 (c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $15,387       $10,197    $ 8,577          $3,425
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         --            --         --            2.99 (e)
  Without expense reimbursement (%).........................       2.77(e)       2.95       2.92            3.70 (e)
Ratio of net investment loss to average net assets (%)......      (2.61)(e)     (2.67)     (2.72)          (2.98)(b)(e)
Portfolio turnover rate (%).................................         35            73         54              23

----------------------------------------------------------------------

                              CLASS C
-------------------------------------------------------------------
 for the six                                    for the period
 months ended                                    July 22, 1996
   June 30,           for the year ended        (commencement)
 (unaudited)             December 31,           to December 31,
-------------------------------------------------------------------
     1999             1998          1997             1996
-------------------------------------------------------------------
   $  23.38         $  17.40      $  16.46          $ 10.00
-------------------------------------------------------------------
       (.31)(a)         (.48)(a)      (.42)(a)         (.05)(b)
       5.57 (a)         6.46(a)       1.36(a)          6.53
-------------------------------------------------------------------
       5.26             5.98           .94             6.48
-------------------------------------------------------------------
         --               --            --              .02
-------------------------------------------------------------------
         --               --            --              .02
-------------------------------------------------------------------
   $  28.64         $  23.38      $  17.40          $ 16.46
===================================================================
      22.50 (c)        34.37(d)       5.71(d)         64.84 (c)

   $  9,335         $  8,431      $  6,348          $ 2,106

         --               --            --             2.95 (e)
       2.71 (e)         2.84          2.85             3.66 (e)
      (2.54)(e)        (2.56)        (2.65)           (2.94)(b)(e)
         35               73            54               23

--------------------------------------

                                (a) Based on average shares outstanding
                                (b) Net investment loss is net of expenses
                                    reimbursed by Manager.
                                (c) Total return represents aggregate total
                                    return and does not reflect
                                    a sales charge.
                                (d) Total return does not reflect a sales
                                    charge.
                                (e) Annualized

             ADVISOR CLASS
---------------------------------------
 for the six        for the period
 months ended       April 15, 1998
   June 30,         (commencement)
 (unaudited)        to December 31,
---------------------------------------
     1999                1998
---------------------------------------
   $ 23.62              $ 20.19
---------------------------------------
      (.21)(a)             (.20)(a)
      5.64 (a)             3.63 (a)
---------------------------------------
      5.43                 3.43
---------------------------------------
        --                   --
---------------------------------------
        --                   --
---------------------------------------
   $ 29.05              $ 23.62
---------------------------------------
---------------------------------------
     22.99 (c)            16.99 (c)

   $    32              $    15

        --                   --
      1.87 (e)             2.18 (e)
     (1.70)(e)            (1.91)(e)
        35                   73

               The accompanying notes are an integral part of the
                             financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Global Science & Technology Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing their exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. Exchange traded written call options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $744,000 as of December 31, 1998, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $373,000 in 2005 and $371,000 in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment loss and Net realized gain on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $4,349.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $19,285, $62,296, and $41,861 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $17,257, $14,793, $7,333 and $56, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS A          SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................   108,387   $ 2,739,588    320,126   $ 6,486,249
Repurchased..........  (293,008)   (7,337,356)  (259,273)   (4,991,184)
                       --------   -----------   --------   -----------
Net (decrease)/
 increase............  (184,621)  $(4,597,768)    60,853   $ 1,495,065
                       ========   ===========   ========   ===========

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS B          SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................   164,636   $ 4,103,340     88,408   $ 1,667,703
Repurchased..........   (63,073)   (1,581,768)  (144,818)   (2,632,699)
                       --------   -----------   --------   -----------
Net increase/
 (decrease)..........   101,563   $ 2,521,572    (56,410)  $  (964,996)
                       ========   ===========   ========   ===========

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
-----------------------------------------------------------------------
       CLASS C          SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................    20,901   $   507,294     56,748   $ 1,055,472
Repurchased..........   (55,627)   (1,387,646)   (60,890)   (1,143,046)
                       --------   -----------   --------   -----------
Net decrease.........   (34,726)  $  (880,352)    (4,142)  $   (87,574)
                       ========   ===========   ========   ===========

                                                      FOR THE PERIOD
                          SIX MONTHS ENDED            APRIL 15, 1998
                           JUNE 30, 1999              (COMMENCEMENT)
                            (UNAUDITED)            TO DECEMBER 31, 1998
-----------------------------------------------------------------------
    ADVISOR CLASS       SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------
Sold.................     1,111   $    27,167      1,642   $    32,780
Repurchased..........      (629)      (17,021)    (1,012)      (20,261)
                       --------   -----------   --------   -----------
Net increase.........       482   $    10,146        630   $    12,519
                       ========   ===========   ========   ===========

03IGST063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza.
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY PAN-EUROPE FUND

      MARKET COMMENTARY

         While European markets have performed           Within this low-rate, acceler-
         quite well since the beginning of the           ating-growth environment, cyclical stocks
         year, US dollar returns on investments in       have performed particularly well. In
         these markets have been somewhat disap-         January of 1999, the valuation gap between
         pointing due to depreciation of the euro,       European growth and cyclical stocks was at
         the new common currency adopted by 11           the widest point it had been for the last
         European nations. Since its launch in           five years. Since then, cyclical stocks
         January, the euro has weakened                  and other value sectors have substantially
         considerably due to concerns about weak         outperformed European growth stocks. (The
         domestic activity and a slowdown in             Morgan Stanley Capital International
         exports. However, we are now seeing signs       (MSCI) European Value Index has
         that growth in countries participating in       outperformed the broader MSCI Europe Index
         the Economic and Monetary Union (EMU),          by 13 percentage points year to date.
         also known as the eurozone, has passed its      There is no guarantee, however, this trend
         low point, and we expect the economic           will continue.) Despite this
         environment to improve in the second half       outperformance, European cyclical stocks
         of 1999. In our view, a recovery in             continue to trade well below their 10-year
         European economic growth is being driven        historical price to earnings ratios.
         by lower interest rates, a weaker euro,
         stronger consumer demand and a more robust      In addition to the cyclical recovery
         global backdrop. We believe that despite        gaining momentum in Europe, structural
         accelerating growth, inflation is expected      changes are accelerating throughout the
         to remain subdued, and interest rates are       eurozone. European merger and acquisition
         likely to remain stable through the             activity has continued to outpace
         remainder of the year. In our view, the         expectations. With $588 billion of deal
         widening US dollar/euro yield spread is         activity recorded in the first five months
         likely to keep the euro relatively weak         of 1999 alone, we believe this year's
         versus the dollar; however, growing             activity could outstrip last year's record
         confidence in European recovery has             of $873 billion. Morgan Stanley estimates
         reduced the risk of further weakening of        that as much as $1 trillion in merger and
         the euro. We expect improving economic          acquisition activity will take place in
         prospects and a weak euro to boost              2000. This consolidation, accompanied by
         corporate earnings and provide support to       improving economies of scale, disposal of
         equity markets.                                 noncore assets and cost cutting, appears
                                                         to be continuing to fuel corporate
                                                         restructuring

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY PAN-EUROPE FUND
--------------------------------------------------------------------------------

efforts across Europe. We expect these trends to make a significant contribution to corporate earnings growth over the next three to five years.

     So far this year, the Ivy Pan-Europe Fund has benefited from the apparent shift in market leadership from growth to value. The Fund's value orientation is reflected in its positioning. Its overweight positions in consumer cyclicals and industrial stocks have contributed to strong performance in the first half of the year. While we believe that there is considerable opportunity for further outperformance by this group, we have started to trim some of these positions to lock in the gains of the first half of 1999.

     Meanwhile, in our view, some European growth sectors are starting to offer good long-term value after the period of significant underperformance this year. As these sectors have come under pressure, we have been selectively adding to the Fund's holdings.

     The value orientation of the Ivy Pan-Europe Fund and its overweight positions in consumer cyclicals and industrials have led to overweight positions in Scandinavia, where consumer cyclicals, capital goods and basic industries account for a greater part of the market capitalization relative to continental European indices. (For example, these industries account for 60% of the market capitalization in Sweden in contrast to Switzerland or Italy, where the weight of these sectors is nearer to 10%.)

     In the eurozone, we continue to favor the French market. In our view, attractive valuations, signs of economic recovery and the potential for outsized gains from corporate restructuring make this one of the most attractive European markets. Our research confirms that Germany has lagged behind other major European equity markets this year. While the Fund has long been underweight the German market, recent improvements in business survey indicators are leading us to a more optimistic view of the German economy. We expect domestic recovery in the UK, which is more advanced in the economic cycle than its continental counterparts, to underpin corporate profitability as economic growth accelerates. Looking at the UK, we believe that continued low inflation and the current interest-rate differential of almost 200 basis points with the eurozone implies significant upside potential for the UK market.

     Overall, we continue to be positive on prospects for European equities. We expect European equities to perform well on the back of a strong profit recovery, driven by improving economic prospects in Europe and ongoing restructuring across the region.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
     EQUITY SECURITIES -- 100.42%        SHARES       VALUE
--------------------------------------------------------------
AUSTRIA -- 0.26%
Bank Austria AG.......................        266   $   13,990
                                                    ----------
BELGIUM -- 1.01%
Solvay S.A............................        815       54,085
                                                    ----------
CZECH REPUBLIC -- 1.84%
Czech Power Company (The)(a)..........     44,000       90,211
SPT Telekom a.s.(a)...................        500        8,088
                                                    ----------
                                                        98,299
                                                    ----------
DENMARK -- 4.00%
Jyske Bank A/S........................        687       65,435
Sydbank A/S...........................      1,186       49,473
Unidanmark A/S........................      1,480       98,779
                                                    ----------
                                                       213,687
                                                    ----------
FINLAND -- 4.99%
Pohjola Insurance Group B.............      1,203       61,721
Stora Enso Oyj -- R Shares............     10,443      112,004
UPM-Kymmene Oyj.......................      2,908       92,667
                                                    ----------
                                                       266,392
                                                    ----------
FRANCE -- 15.73%
Alcatel S.A...........................        500       70,384
Assurances Banque Populaire...........        595       58,293
Banque Nationale de Paris.............      1,189       99,076
Bongrain S.A..........................        173       65,298
Bouygues S.A. (with 522 Rights).......        522      139,361
Bull S.A.(a)..........................      6,500       55,905
Eurotunnel S.A. Warrants..............      9,200        1,518
Groupe Danone.........................        347       89,463
Scor S.A..............................      2,248      111,510
Societe Generale......................        682      120,199
Usinor S.A............................      1,948       29,029
                                                    ----------
                                                       840,036
                                                    ----------
GERMANY -- 8.23%
Adidas-Salomon AG.....................        600       58,411
BMW AG................................         32       22,242
DaimlerChrysler AG....................      1,708      149,192
Dyckerhoff AG.........................        225       66,130
Dyckerhoff AG Preferred...............         75       22,314
Merck KGaA............................      1,879       60,846
WEBS -- Germany.......................      2,780       60,639
                                                    ----------
                                                       439,774
                                                    ----------
GREECE -- 0.54%
Hellenic Telecommunications
  Organization S.A. ADR...............      2,600       28,763
                                                    ----------
HUNGARY -- 1.25%
BorsodChem Rt. Sponsored GDR 144A(a)..         41        1,011
Magyar Tavkozlesi Rt..................     12,200       66,026
                                                    ----------
                                                        67,037
                                                    ----------
ITALY -- 2.44%
Fiat S.p.A(a).........................     21,610       68,417
WEBS -- Italy.........................      2,520       61,898
                                                    ----------
                                                       130,315
                                                    ----------
NETHERLANDS -- 8.58%
AKZO Nobel NV.........................      1,822       76,662
Fortis (NL) NV........................      1,140       35,211
Hagemeyer NV..........................      1,558       50,933

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
ING Groep NV..........................        664   $   35,950
Koninklijke KPN NV....................      1,400       65,692
Koninklijke (Royal) Philips
  Electronics N.V.....................      1,966      193,929
                                                    ----------
                                                       458,377
                                                    ----------
NORWAY -- 2.32%
Bergesen d.y. ASA -- B Shares.........      2,820       39,942
Smedvig ASA -- A Shares...............      9,050       83,922
                                                    ----------
                                                       123,864
                                                    ----------
PORTUGAL -- 1.17%
Portugal Telecom S.A.(a) (with 530
  Rights(a))..........................        530       21,567
Portugal Telecom S.A. -- Sponsored
  ADR.................................      1,000       41,188
                                                    ----------
                                                        62,755
                                                    ----------
RUSSIA -- 0.02%
LUKoil Holding Co. -- Sponsored ADR...         30        1,226
                                                    ----------
SPAIN -- 1.85%
Telefonica S.A........................        392       18,883
Telefonica S.A. -- Sponsored ADR......        543       79,836
                                                    ----------
                                                        98,719
                                                    ----------
SWEDEN -- 6.82%
ABB AB -- B Shares....................      7,187       95,103
AssiDoman AB..........................      1,326       19,964
Electrolux AB -- Series B.............      5,065      106,045
S.K.F. AB Series "B"..................      3,116       57,543
Volvo AB B Free.......................      2,954       85,648
                                                    ----------
                                                       364,303
                                                    ----------
SWITZERLAND -- 11.32%
Compagnie Financiere Richemont AG.....         43       82,703
Edipresse S.A.........................         91       29,561
Holderbank Financiere Glaris AG.......         46       54,297
Jelmoli Holding AG Bearer.............         34       31,494
Nestle AG Registered..................         58      104,502
Novartis AG Registered................         70      102,213
Pargesa Holding AG -- B Shares........         18       27,326
SGS Societe Generale de Surveillance
  Holding S.A.(a).....................         45       46,604
Sulzer AG Registered..................        119       72,337
Swatch Group, (The) AG................         80       53,828
                                                    ----------
                                                       604,865
                                                    ----------
UNITED KINGDOM -- 28.05%
Astrazeneca Group plc.................        789       30,718
Barclay's Bank Ordinary...............      3,789      110,433
Bass plc..............................      5,700       82,886
British Airways plc...................      8,000       55,013
British Steel plc.....................     32,775       84,340
Cadbury Schweppes plc.................     10,480       66,904
Corporate Services Group plc..........     37,950       50,848
Diageo plc............................      8,250       85,960
Gallaher Group Plc....................     21,890      134,915
Hanson plc............................     13,050      114,373
Hazelwood Foods plc...................     13,660       28,100
HSBC Holdings plc.....................      2,380       84,411
Imperial Chemical Industries plc......      7,232       71,477
Jarvis Hotels plc.....................     14,468       31,814
Marks & Spencer plc...................      8,600       50,022
Next plc..............................      4,840       58,822
PowerGen plc..........................      5,300       57,019

    /IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY PAN-EUROPE FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
           EQUITY SECURITIES             SHARES       VALUE
--------------------------------------------------------------
Shell Transport & Trading Co. plc......   11,422        85,611
Standard Chartered plc.................    4,270        70,000
Tate & Lyle plc........................   14,300        89,826
Waterford Wedgwood plc.................   52,744        54,873
                                                   -----------
                                                     1,498,365
                                                   -----------
TOTAL INVESTMENTS -- 100.42%
  (Cost -- $5,507,628)(b)..............              5,364,852
LIABILITIES, IN EXCESS OF OTHER
  ASSETS -- (.42%).....................                (22,388)
                                                   -----------
NET ASSETS -- 100%.....................            $ 5,342,464
                                                   ===========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
WEBS -- World Equity Benchmark Series
(a) Non-income producing security
(b) Cost is approximately the same for
    Federal income tax purposes.
OTHER INFORMATION:
At June 30, 1999, net unrealized depreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $   503,730
    Gross unrealized depreciation...............      (646,506)
                                                   -----------
        Net unrealized depreciation.............   $  (142,776)
                                                   ===========

Purchases and sales of securities other than short-term obligations aggregated $1,180,502 and $2,074,760, respectively, for the period ended June 30, 1999.

                  The accompanying notes are an integral part
                          of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $5,507,628).......  $ 5,364,852
Receivables
  Fund shares sold..........................................        7,831
  Dividends and Interest....................................       30,051
  Manager for expense reimbursement.........................        8,497
Deferred organization expenses..............................       39,460
Other assets................................................       16,653
                                                              -----------
  Total assets..............................................    5,467,344
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       41,186
  Management fee............................................        4,602
  12b-1 service and distribution fees.......................        3,777
  Other payables to related parties.........................        3,571
Due to custodian............................................       53,320
Accrued expenses............................................       18,424
                                                              -----------
  Total liabilities.........................................      124,880
                                                              -----------
NET ASSETS..................................................  $ 5,342,464
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($1,818,571/150,212 shares outstanding)...................  $     12.11
                                                              ===========
Maximum offering price per share ($12.11 x 100/94.25)*......  $     12.85
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($2,943,328/246,196 shares outstanding).............  $     11.96
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($497,480/41,630 shares outstanding)................  $     11.95
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($83,085/6,848 shares outstanding)..................  $     12.13
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 5,389,316
  Undistributed net realized gain on investments and foreign
    currency transactions...................................       65,000
  Undistributed net investment income.......................       31,707
  Net unrealized depreciation on investments and foreign
    currency transactions...................................     (143,559)
                                                              -----------
NET ASSETS..................................................  $ 5,342,464
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY PAN-EUROPE FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $12,109 foreign taxes withheld..........            $   114,978
  Interest..................................................                     60
                                                                        -----------
                                                                            115,038
                                                                        -----------
EXPENSES
  Management fee............................................  $30,559
  Transfer agent............................................    8,714
  Administrative services fee...............................    3,056
  Custodian fees............................................   15,226
  Blue Sky fees.............................................   12,453
  Auditing and accounting fees..............................    9,234
  Shareholder reports.......................................    3,197
  Amortization of organization expenses.....................    6,927
  Fund accounting...........................................   10,112
  Trustees' fees............................................    3,977
  12b-1 service and distribution fees.......................   23,200
  Legal.....................................................   13,339
  Other.....................................................      400
                                                                        -----------
                                                                            140,394
  Expenses reimbursed by Manager............................                (50,952)
  Fees paid indirectly......................................                 (6,652)
                                                                        -----------
    Net expenses............................................                 82,790
                                                                        -----------
NET INVESTMENT INCOME.......................................                 32,248
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                 63,790
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................                289,214
                                                                        -----------
    Net gain on investment transactions.....................                353,004
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $   385,252
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                              ------------   ------------
                                                                  1999           1998
                                                              ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $     32,248   $    (25,551)
  Net realized gain on investments and foreign currency
    transactions............................................        63,790          5,714
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................       289,214       (416,183)
                                                              ------------   ------------
    Net increase (decrease) resulting from operations.......       385,252       (436,020)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................      (159,889)     1,378,851
  Class B...................................................      (875,834)     3,813,765
  Class C...................................................      (411,976)       921,918
  Advisor Class.............................................        11,723         69,443
                                                              ------------   ------------
    Net (decrease) increase resulting from Fund share
     transactions...........................................    (1,435,976)     6,183,977
                                                              ------------   ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................    (1,050,724)     5,747,957
NET ASSETS
  Beginning of period.......................................     6,393,188        645,231
                                                              ------------   ------------
  END OF PERIOD.............................................  $  5,342,464   $  6,393,188
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $     31,707   $         --
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  CLASS A                                         CLASS B
                               --------------------------------------------------------------------------------------------------
                               for the six                   for the period    for the six                   for the period
                               months ended   for the year    May 13, 1997     months ended   for the year    May 13, 1997
                                 June 30,        ended       (commencement)      June 30,        ended       (commencement)
                               (unaudited)    December 31,   to December 31,   (unaudited)    December 31,   to December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                   1999           1998            1997             1999           1998            1997
SELECTED PER SHARE DATA        --------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.....................     $11.27         $10.56          $10.02           $11.17         $10.54          $10.02
                                      -------------------------------------------------------------------------------------------
  Income from investment
    operations
  Net investment loss(a).....        .10(b)        (.01)(b)        (.02)             .05(b)        (.01)(b)        (.03)
  Net gains or losses on
    securities (both realized
    and unrealized)..........        .74(b)         .72(b)          .58              .74(b)         .64(b)          .56
                                      -------------------------------------------------------------------------------------------
  Total from investment
    operations...............        .84            .71             .56              .79            .63             .53
                                      -------------------------------------------------------------------------------------------
  Less distributions
  Distributions from capital
    gains....................         --             --             .02               --             --             .01
                                      -------------------------------------------------------------------------------------------
    Total distributions......         --             --             .02               --             --             .01
                                      -------------------------------------------------------------------------------------------
Net asset value, end of
  period.....................     $12.11         $11.27          $10.56           $11.96         $11.17          $10.54
                                      -------------------------------------------------------------------------------------------
                                      -------------------------------------------------------------------------------------------
Total return (%).............       7.45(c)        6.72(d)         5.54(c)          7.07(c)        5.98(d)         5.26 (c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).................     $1,819         $1,862          $  575           $2,943         $3,604          $   70
Ratio of expenses to average
  net assets(e)
  With expense reimbursement
    (%)......................       2.43(f)        2.49            2.20(f)          3.14(f)        3.27            3.29 (f)
  Without expense
    reimbursement (%)........       4.10(f)        5.86           28.41(f)          4.81(f)        6.64           29.50 (f)
Ratio of net investment loss
  to average net assets
  (%)(a).....................       1.55(f)        (.12)           (.48)(f)          .83(f)        (.90)          (1.58)(f)
Portfolio turnover rate
  (%)........................         49             25               5               49             25               5

--------------------------------------------------------------------------------

                         CLASS C                       ADVISOR CLASS
----------------------------------------------------------------------------------------
             for the six     for the period    for the six    for the period
             months ended   January 29, 1998   months ended   March 23, 1998
               June 30,      (commencement)      June 30,     (commencement)
             (unaudited)    to December 31,    (unaudited)    to December 31,
----------------------------------------------------------------------------------------
                 1999             1998             1999            1998
----------------------------------------------------------------------------------------
                $11.17           $10.91           $11.28          $12.31
----------------------------------------------------------------------------------------
                   .05(b)          (.02)(b)          .11(b)         (.01)(b)
                   .73(b)           .28(b)           .74(b)        (1.02)(b)
----------------------------------------------------------------------------------------
                   .78              .26              .85           (1.03)
----------------------------------------------------------------------------------------
                    --               --               --              --
----------------------------------------------------------------------------------------
                    --               --               --              --
----------------------------------------------------------------------------------------
                $11.95           $11.17           $12.13          $11.28
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                  6.98(c)          2.38(c)          7.54(c)        (8.37)(c)
                $  497           $  863           $   83          $   65
                  3.20(f)          3.26(f)          2.29(f)         2.41(f)
                  4.87(f)          6.63(f)          3.96(f)         5.78(f)
                   .78(f)          (.89)(f)         1.69(f)         (.04)(f)
                    49               25               49              25

(a) Net investment loss is net of expenses reimbursed by Manager.
(b) Based on average shares outstanding
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Total return does not reflect a sales charge.
(e) Total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(f) Annualized

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY PAN-EUROPE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Pan-Europe Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities and non-deductible organization expenses. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

FEES PAID INDIRECTLY -- From January 1, 1999 though April 15, 1999, the Fund had an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the period from January 1, 1999 through April 15, 1999, custody fees were reduced by $6,652 under this arrangement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.
Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At June 30, 1999 MIMI owned 8.4% of the Fund's shares outstanding.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $634.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $2,321, $17,067 and $3,812, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $2,794, $4,520, $1,237 and $163, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
                       ----------------------   --------------------------
--------------------------------------------------------------------------
       CLASS A          SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................    41,699   $   490,025    252,535   $ 3,085,553
Repurchased..........   (56,709)     (649,914)  (141,799)   (1,706,702)
                       --------   -----------   --------   ----------- ---
Net (decrease)/
 increase............   (15,010)  $  (159,889)   110,736   $ 1,378,851
                       ========   ===========   ========   =========== ===

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
                       ----------------------   --------------------------
--------------------------------------------------------------------------
CLASS B                 SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................    47,983   $   554,613    445,347   $ 5,372,927
Repurchased..........  (124,517)   (1,430,447)  (129,254)   (1,559,162)
                       --------   -----------   --------   ----------- ---
Net (decrease)/
 increase............   (76,534)  $  (875,834)   316,093   $ 3,813,765
                       ========   ===========   ========   =========== ===









                                                      FOR THE PERIOD
                          SIX MONTHS ENDED           JANUARY 29, 1998
                           JUNE 30, 1999              (COMMENCEMENT)
                            (UNAUDITED)            TO DECEMBER 31, 1998
                       ----------------------   --------------------------
--------------------------------------------------------------------------
CLASS C                 SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................     9,336   $   107,729    162,521   $ 1,904,211
Repurchased..........   (44,970)     (519,705)   (85,257)     (982,293)
                       --------   -----------   --------   ----------- ---
Net (decrease)/
 increase............   (35,634)  $  (411,976)    77,264   $   921,918
                       ========   ===========   ========   =========== ===

                                                      FOR THE PERIOD
                          SIX MONTHS ENDED            MARCH 23, 1998
                           JUNE 30, 1999              (COMMENCEMENT)
                            (UNAUDITED)            TO DECEMBER 31, 1998
                       ----------------------   --------------------------
--------------------------------------------------------------------------
ADVISOR CLASS           SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................     1,978   $    22,808      5,765   $    69,889
Repurchased..........      (854)      (11,085)       (41)         (446)
                       --------   -----------   --------   ----------- ---
Net increase.........     1,124   $    11,723      5,724   $    69,443
                       ========   ===========   ========   =========== ===

03IPEF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY CHINA REGION FUND

      MARKET COMMENTARY

         In the first half of 1999, stock markets        picked up sharply. Since Hong Kong is a
         in the China region have continued the          service-oriented economy, we believe a
         rally that began in September 1998. In our      return to profitability for the retail,
         view, the recovery in the region's equity       hotel and airline sectors should
         markets has been fueled by expectations         contribute greatly to an overall economic
         that the worst of the Asian economic            recovery. In addition, our research
         crisis is over, and we believe that             indicates that property prices have
         economies in the region are set for             rebounded from the lows of last year. In
         recovery.                                       our view, the recovery in real estate
              We believe that declining interest         prices, along with rising share prices,
         rates were the initial signal that the          are part of a "virtuous" cycle of wealth
         crisis was ending, and have been a              creation that has historically been very
         significant force behind the                    favorable for Hong Kong's economy and
         liquidity-driven rally we have seen thus        stock market.
         far. According to our research,                 As of June 30, 1999, the Ivy China Region
         interest-rate-sensitive stocks, such as         Fund had approximately 58% of its assets
         banks, property developers and utili-           invested in Hong Kong equities, excluding
         ties, which account for more than half of       H- shares and Red Chips. During the first
         the market capitalization in Hong Kong,         half of 1999, some of the Fund's
         have been direct beneficiaries of a more        best-performing investments were in Hong
         favorable interest-rate environment. Share      Kong banks. Although HSBC Holdings
         prices in these sectors have risen as           continues to be one of the Fund's largest
         interest rates have fallen in the past          holdings, second-tier banks like Dao Heng
         several months. In addition, international      Bank and Wing Hang Bank have also
         investors, who fled this market during the      performed very well. The Fund has held
         crisis, have started to return, providing       positions in these banks since last
         further liquidity to drive share prices         autumn, when our research indicated they
         higher.                                         were trading at 60% of book value. As
              In our opinion, many equity markets        interest rates declined, and public
         throughout the China region are poised for      confidence with regard to asset quality
         a recovery, and the most recent economic        began to return, these stocks made
         reports support this view. In Hong Kong,        positive contributions to the Fund's
         first-quarter GDP, while still negative,        overall performance.
         showed improvement over the fourth quarter      Until the second quarter of 1999, Chinese
         of 1998. Retail sales have started to           equities had lagged behind the rally in
         recover, and tourism in Hong Kong has           the rest of the

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------

region. Concerns over China's currency policy and economic prospects held back mainland China's B-shares, as well as Red Chips and H-shares, which trade in Hong Kong. In May, events began to change and many B-shares in Shanghai and Shenzhen doubled in price within a 60-day period. To a large extent, the bull market in China's shares has been driven by government policy. A reduction in stamp taxes, which effectively lowers trading costs, combined with a 0.75% cut in interest rates, created a powerful retail-investor-led rally in Chinese equities. The Chinese government appears to be trying to create a US-style wealth effect in the hopes of reviving consumer spending on the mainland. For now, these moves seem to have only succeeded in driving share prices higher. While Chinese-share markets remain particularly vulnerable to changes in policy, we believe that valuations are still compelling at 10 times 1999 earnings. Looking ahead, we believe government policies aimed at stimulating the economy could lead to 7.0% GDP growth in 1999. In our view, China's commitment to maintaining the value of its currency (the renminbi), its determination to deepen economic reforms and prospects for entering the World Trade Organization
(WTO) are all positive for China's long-term growth potential.

     Taiwan, which accounted for 7% of the Ivy China Region Fund's portfolio as of June 30, 1999, has also performed well on the back of stronger-than-expected exports. Taiwan's electronics industry is one of the most competitive in the world, combining low-cost production with high-tech content. This sector is showing strong growth thanks to a global recovery in the demand for personal computers. The Fund is invested in a variety of Taiwanese electronics companies, ranging from a world-class chip manufacturer to a leading notebook personal computer company.
     Even though most of the markets in the China region are rebounding from their lows, according to our research they are still well below the peaks reached in 1996 and 1997. For example, the Hong Kong market is still almost 20% below its peak in July 1997. Chinese stocks listed in Hong Kong (H-shares) are more than 60% lower than their peak level seen in the summer of 1997. While these markets may look somewhat expensive on current earnings (with an average price to earnings ratio of 19 for 1999), in our view earnings are currently depressed and, in most cases, we expect them to rebound in 2000 and beyond.

     We believe the Asian economic crisis of 1997-1998 served as a wake-up call for many companies in the region. According to our research, companies are actively looking at each area of their operations with an eye toward lowering costs, increasing margins, efficiently utilizing resources and improving shareholder returns. As a result, we believe that corporate restructuring could not only allow companies to exceed precrisis profitability levels over the next few years, but also could create stronger companies that will be able to better withstand an economic contraction when the next cycle turns. As investment funds have returned to the region's markets, they appear to have acted like a rising tide, lifting all boats. In our view, successful investments during the second leg of the recovery should rely much more on stock selection. We believe that Ivy Management's disciplined approach, which focuses on uncovering undervalued companies, large or small cap, should allow the Ivy China Region Fund to build on its five-year history of solid outperformance within its peer group.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

-----------------------------------------------------------------
      EQUITY SECURITIES -- 86.04%          SHARES        VALUE
-----------------------------------------------------------------
CHINA -- 12.29%
Anhui Expressway Co. Ltd................  1,246,000   $   170,231
Hainan Airlines Co., Ltd................    350,000       165,200
Huaneng Power International, Inc........    200,000        83,778
Inner Mongolia Erdos Cashmere Products
 Co. Ltd. Class B.......................    681,000       193,404
Qingling Motors Company -- H Shares.....  1,900,000       460,392
Shanghai Dazhong Taxi Company -- Class
 B(a)...................................    639,000       434,520
Shanghai Diesel Engine Co. Ltd. -- Class
 B......................................    648,000       172,368
Shanghai Narcissus Electric Appliances
 Industrial Company Ltd. -- Class
 B(a)...................................    467,500        52,360
Shanghai Posts & Telecommunications
 Equipment Co. Ltd. -- Class B(a).......    510,900       275,886
Shanghai Shangling Electric Appliances
 Co. Ltd. -- Class B(a).................    312,000       230,568
Shanghai Worldbest Co., Ltd.............    432,000       116,640
Shenzhen Konka Electronics Group Ltd.
 Class B................................    260,000       293,893
Zhejiang Southeast Electric Power Co.,
 Ltd -- Class B.........................    289,393       127,912
Zhenhai Refining and Chemical Company
 Ltd....................................    200,000        60,578
                                                      -----------
                                                        2,837,730
                                                      -----------
HONG KONG -- 57.95%
Asia Satellite Telecommunications
 Holdings Ltd...........................      4,000        92,250
Asia Satellite Telecommunications
 Holdings Ltd. American Depository
 Receipt................................    100,000       235,222
Axa China Region Limited................    662,000       529,012
Cathay Pacific Airways..................    230,000       352,769
CDL Hotels International Ltd............    440,000       184,311
Cheung Kong Holdings Ltd................    100,000       889,334
Cheung Kong Infrastructure Holdings.....    111,000       229,622
China Hong Kong Photo Products Holdings,
 Ltd....................................    940,000       150,233
China Resources Enterprise Limited......     44,000        77,694
China Southern Airlines Company
 Limited(a).............................  1,900,000       484,881
Citic Pacific Ltd.......................    150,000       478,501
CLP Holdings Ltd........................     30,000       145,774
Cosco Pacific Limited...................    326,000       271,015
Dao Heng Bank Group Ltd.................     66,000       296,032
First Tractor Company Limited -- H
 Shares.................................  1,362,000       403,758
Founder Hong Kong Ltd.(a)...............    417,600       158,781
Giordano International Ltd..............    404,000       286,391
Gold Peak Industries (Holdings)
 Limited................................    983,000       210,319
Guangdong Kelon Electrical Holdings Co.
 Ltd. -- H. Shares......................    266,000       310,275
Guangdong Tannery Ltd.(a)...............     39,950         1,673
Hang Seng Bank..........................     20,900       233,685
Hong Kong & China Gas Company Ltd.......    171,072       248,055
Hong Kong Electric Holdings Ltd.........    120,000       386,667
Hong Kong Land Holdings Ltd.............    289,000       468,180
Hong Kong Telecommunications Ltd........    124,000       322,042
HSBC Holdings plc.......................     25,200       919,185
Jardine International Motor Holdings
 Ltd....................................    524,000       270,151
Jardine Strategic Holdings Ltd..........    190,250       494,650
Johnson Electric Holdings Ltd...........     84,800       349,753
Lamex Holdings Ltd.(a)..................    780,000        17,091
Li & Fung Ltd...........................    215,800       517,345
New World Development Company Ltd.......    196,535       588,951
New World Infrastructure Ltd.(a)........    200,133       376,606
Orient Overseas International Ltd.(a)...  1,092,000       401,128
Shanghai Industrial Holdings Limited....     43,000       102,531
Siu-Fung Ceramics Holdings, Ltd(a)......  1,110,327         3,435

-----------------------------------------------------------------
-----------------------------------------------------------------
           EQUITY SECURITIES               SHARES        VALUE
Sun Hung Kai Properties Ltd.............     44,800   $   408,527
Swire Pacific Ltd.......................     39,500       195,499
Tingyi (Cayman Island) Holding Co.(a)...  1,494,000       132,867
Union Bank of Hong Kong Ltd.............     86,833        67,151
VTech Holdings Limited..................    108,000       343,128
Wharf Holdings Ltd......................     69,000       215,219
Wing Hang Bank Limited..................    131,000       421,267
Yue Yuen Industrial Holdings............     47,200       108,896
                                                      -----------
                                                       13,379,856
                                                      -----------
MALAYSIA -- 0.11%
Leader Universal Holdings -- Class
 A(a)(b)................................     61,666        25,802
                                                      -----------
SINGAPORE -- 3.18%
Clipsal Industries Limited..............    114,816       177,965
Elec & Eltek International Co. Ltd......    142,500       555,750
                                                      -----------
                                                          733,715
                                                      -----------
SOUTH KOREA -- 5.38%
Hyundai Motor Co, Ltd.(a)...............     11,215       265,971
Pohang Iron & Steel Company Ltd.........      2,000       243,826
Samsung Electronics Co., Ltd............      3,564       391,052
Samsung Electronics Co., Ltd. 144 A
 Sponsored GDR..........................        430        23,043
Samsung Electronics Co., Ltd. 144 A
 Sponsored GDR, Registered S, N/V.......        640        17,120
Shinhan Bank............................     26,840       301,452
                                                      -----------
                                                        1,242,464
                                                      -----------
TAIWAN -- 7.13%
Acer Incorporation......................    144,687       367,328
Compal Electronics......................     76,000       298,833
Far Eastern Department Stores Ltd.......    254,495       146,556
Hon Hai Precision Industries............     35,000       316,419
Taiwan Semiconductor Manufacturing
 Company................................    135,300       517,340
                                                      -----------
                                                        1,646,476
                                                      -----------
TOTAL INVESTMENTS -- 86.04%
 (Cost -- $16,705,278)(c)...............               19,866,043
OTHER ASSETS, LESS
 LIABILITIES -- 13.96%..................                3,224,468
                                                      -----------
NET ASSETS -- 100%......................              $23,090,511
                                                      ===========

GDR -- Global Depository Receipt
N/V -- Non voting security
(a) Non-income producing
(b) Under the Malysian Government policy, which
    went into effect on February 15, 1999, proceeds
    repatriated from the sale of Malysian
    securities will be subject to a graduated levy.
    The levy ranges from zero to ten percent of
    proceeds, depending on the holding period and
    the time of repatriation.
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as
follows:
   Gross unrealized appreciation...................   $ 5,328,210
   Gross unrealized depreciation...................    (2,167,445)
                                                      -----------
       Net unrealized appreciation.................   $ 3,160,765
                                                      ===========

Purchases and sales of securities other than short-term obligations aggregated $3,377,899 and $4,726,998, respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------

4

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $16,705,278)......  $19,866,043
Cash........................................................    3,528,598
Receivables
  Fund shares sold..........................................      301,105
  Dividends and Interest....................................       44,461
  Manager for expense reimbursement.........................        6,216
Other assets................................................       14,576
                                                              -----------
  Total assets..............................................   23,760,999
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................      306,384
  Fund shares repurchased...................................      302,297
  Management fee............................................       16,962
  12b-1 service and distribution fees.......................       10,277
  Other payables to related parties.........................       12,682
Accrued expenses............................................       21,886
                                                              -----------
  Total liabilities.........................................      670,488
                                                              -----------
NET ASSETS..................................................  $23,090,511
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($14,039,398/1,594,109 shares outstanding)................  $      8.81
                                                              ===========
Maximum offering price per share ($8.81 x 100/94.25)*.......  $      9.35
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($8,192,714/944,289 shares outstanding).............  $      8.68
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($844,404/97,024 shares outstanding)................  $      8.70
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($13,995/1,601 shares outstanding)..................  $      8.74
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $27,987,612
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (8,166,193)
  Undistributed net investment income.......................      105,052
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    3,164,040
                                                              -----------
NET ASSETS..................................................  $23,090,511
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $1,017 foreign taxes withheld...........            $  281,297
  Interest..................................................                38,660
                                                                        ----------
                                                                           319,957
                                                                        ----------
EXPENSES
  Management fee............................................  $87,275
  Transfer agent............................................   49,056
  Administrative services fee...............................    8,728
  Custodian fees............................................   28,602
  Blue Sky fees.............................................    6,059
  Auditing and accounting fees..............................    9,877
  Shareholder reports.......................................    6,658
  Fund accounting...........................................   17,814
  Trustees' fees............................................    3,977
  12b-1 service and distribution fees.......................   47,821
  Legal.....................................................   11,879
  Other.....................................................      814
                                                                        ----------
                                                                           278,560
  Expenses reimbursed by Manager............................               (60,391)
                                                                        ----------
    Net expenses............................................               218,169
                                                                        ----------
NET INVESTMENT INCOME.......................................               101,788
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................              (473,403)
  Net change in unrealized depreciation on investments and
    foreign currency transactions, net of taxes of $673.....             6,920,913
                                                                        ----------
    Net gain on investment transactions.....................             6,447,510
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $6,549,298
                                                                        ==========

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE SIX
                                                              MONTHS ENDED      FOR THE
                                                                JUNE 30,       YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31,
                                                                  1999            1998
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................  $     101,788   $    242,809
  Net realized loss on investments and foreign currency
    transactions............................................       (473,403)    (5,197,689)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................      6,920,913      1,012,350
                                                              -------------   ------------
    Net increase (decrease) resulting from operations.......      6,549,298     (3,942,530)
                                                              -------------   ------------
Dividends to shareholders from net investment income
  Class A...................................................             --       (124,272)
  Class B...................................................             --        (44,037)
  Class C...................................................             --         (2,395)
  Advisor Class.............................................             --           (121)
                                                              -------------   ------------
    Total dividends to shareholders.........................             --       (170,825)
                                                              -------------   ------------
Fund share transactions (Note 5)
  Class A...................................................        952,370       (616,533)
  Class B...................................................       (146,819)       (87,455)
  Class C...................................................       (118,744)      (382,691)
  Advisor Class.............................................             --         12,424
                                                              -------------   ------------
    Net increase (decrease) resulting from Fund share
     transactions...........................................        686,807     (1,074,255)
                                                              -------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      7,236,105     (5,187,610)
NET ASSETS
  Beginning of period.......................................     15,854,406     21,042,016
                                                              -------------   ------------
  END OF PERIOD.............................................  $  23,090,511   $ 15,854,406
                                                              =============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $     105,052   $      3,264
                                                              =============   ============

    The accompanying notes are an integral part of the financial statements.

6

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           CLASS A
                                ---------------------------------------------------------------------------------------------
                                for the six
                                months ended
                                  June 30,                                       for the year ended
                                (unaudited)                                         December 31,
-----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA             1999             1998           1997           1996             1995             1994
                                ---------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.....................    $    6.30         $   8.04       $  10.30       $   8.58       $   8.61         $  11.55
                                    -----------------------------------------------------------------------------------------
  Income (loss) from
    investment operations
  Net investment income
    (loss)(a)................          .05(b)           .13            .02(b)         .03            .14              .05
  Net gains or losses on
    securities (both realized
    and unrealized)..........         2.46(b)         (1.78)         (2.28)(b)       1.74           (.01)           (2.91)
                                    -----------------------------------------------------------------------------------------
  Total from investment
    operations...............         2.51            (1.65)         (2.26)          1.77            .13            (2.86)
                                    -----------------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment
      income.................           --              .09             --            .03            .14              .05
    In excess of net
      investment income......           --               --             --            .02             --              .03
  Distributions in excess of
    capital gains............           --               --             --             --            .02               --
                                    -----------------------------------------------------------------------------------------
    Total distributions......           --              .09             --            .05            .16              .08
                                    -----------------------------------------------------------------------------------------
Net asset value, end of
  period.....................    $    8.81         $   6.30       $   8.04       $  10.30       $   8.58         $   8.61
                                    -----------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------
Total return (%).............        39.84(c)        (20.56)(d)     (21.94)(d)      20.50(d)        1.59(d)        (24.88)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).................    $  14,039         $  9,061       $ 12,020       $ 15,290       $ 12,855         $ 13,180
Ratio of expenses to average
  net
  assets(e)
  With expense reimbursement
    (%)......................         2.19(f)          2.30           2.44           2.20           2.20             2.20
  Without expense
    reimbursement (%)........         2.88(f)          2.86           2.51           2.48           2.73             2.76
Ratio of net investment
  income to average net
  assets (%)(a)..............         1.47(f)          1.60            .28            .32           1.61              .55
Portfolio turnover rate
  (%)........................           22               56             20             22             25                4

--------------------------------------------------------------------------------

                                                                           CLASS B
                                ---------------------------------------------------------------------------------------------
                                for the six
                                months ended
                                  June 30,                                       for the year ended
                                (unaudited)                                         December 31,
-----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA             1999             1998           1997           1996             1995             1994
                                ---------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.....................    $    6.24         $   7.96       $  10.28       $   8.58       $   8.61         $  11.55
                                    -----------------------------------------------------------------------------------------
  Income (loss) from
    investment operations
  Net investment income
    (loss)(a)................          .02(b)           .05           (.04)(b)       (.04)(b)        .08             (.02)(b)
  Net gains or losses on
    securities (both realized
    and unrealized)..........         2.42(b)         (1.73)         (2.28)(b)       1.74(b)        (.02)           (2.92)(b)
                                    -----------------------------------------------------------------------------------------
  Total from investment
    operations...............         2.44            (1.68)         (2.32)          1.70            .06            (2.94)
                                    -----------------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment
      income.................           --              .04             --             --            .08               --
    In excess of net
      investment income......           --               --             --             --             --               --
  Distributions in excess of
    capital gains............           --               --             --             --            .01               --
                                    -----------------------------------------------------------------------------------------
    Total distributions......           --              .04             --             --            .09               --
                                    -----------------------------------------------------------------------------------------
Net asset value, end of
  period.....................    $    8.68         $   6.24       $   7.96       $  10.28       $   8.58         $   8.61
                                    -----------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------
Total return (%).............        39.10(c)        (21.04)(d)     (22.57)(d)      19.67(d)         .83(d)        (25.45)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).................    $   5,193         $  6,080       $  7,893       $  8,995       $  6,905         $  7,336
Ratio of expenses to average
  net
  assets (e)
  With expense reimbursement
    (%)......................         2.97(f)          3.08           3.17           2.95           2.95             2.95
  Without expense
    reimbursement (%)........         3.66(f)          3.64           3.24           3.23           3.48             3.51
Ratio of net investment
  income to average net
  assets (%)(a)..............          .70(f)           .82           (.45)          (.43)           .86             (.20)
Portfolio turnover rate
  (%)........................           22               56             20             22             25                4

-------------------------------------------------------------

                        CLASS C
-----------------------------------------------------------
for the six                            for the period
months ended                           April 30, 1996
  June 30,     for the year ended      (commencement)
(unaudited)       December 31,         to December 31,
-----------------------------------------------------------
    1999        1998        1997            1996
-----------------------------------------------------------
  $  6.25      $  7.94     $ 10.24         $  9.44
-----------------------------------------------------------
      .02(b)       .08        (.03)(b)           --
     2.43(b)     (1.75)      (2.27)(b)          .89
-----------------------------------------------------------
     2.45        (1.67)      (2.30)            .89
-----------------------------------------------------------
       --          .02          --              --
       --           --          --             .09
       --           --          --              --
-----------------------------------------------------------
       --          .02          --             .09
-----------------------------------------------------------
  $  8.70      $  6.25     $  7.94         $ 10.24
-----------------------------------------------------------
-----------------------------------------------------------
    39.20(c)    (21.02)(d)  (22.46)(d)         9.39(c)
  $   844      $   704     $ 1,129         $   449
     2.99(f)      2.98        3.05            2.71(f)
     3.68(f)      3.54        3.12            2.99(f)
      .67(f)       .92        (.33)           (.19)(f)
       22           56          20              22

------------------------------------

                           (a) Net investment income (loss) is net of expenses reimbursed by Manager.
                           (b) Based on average shares outstanding
                           (c) Total return represents aggregate total return and does not reflect a sales charge
                           (d) Total return does not reflect a sales charge.
                           (e) Beginning in 1995, total expenses include fees
                               paid indirectly, if any, through an expense offset arrangement.
                           (f) Annualized

           ADVISOR CLASS
  ------------------------------------
  for the six     for the period
  months ended   February 10, 1998
    June 30,      (commencement)
  (unaudited)     to December 31,
  ------------------------------------
      1999             1998
  --------------------------------
    $  6.27           $  7.89
  ------------------------------------
        .03(b)            .08
       2.44(b)          (1.62)
  ------------------------------------
       2.47             (1.54)
  ------------------------------------
         --               .08
         --                --
         --                --
  ------------------------------------
         --               .08
  ------------------------------------
    $  8.74           $  6.27
  ------------------------------------
  ------------------------------------
      39.39(c)         (19.56)(c)
    $    14           $    10
       2.65(f)           2.92(f)
       3.39(f)           3.48(f)
       1.02(f)            .98(f)
         22                56

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy China Region Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT
   ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 1999, the interest rate was 4.25%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $6,154,000 as of December 31, 1998, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $264,000 in 2002, $203,000 in 2003, $1,033,000 in 2004, $416,000 in 2005, and
$4,238,000 in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $1,974.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $13,134, $31,043 and $3,644, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $28,972, $17,823, $2,194 and $67, for Class A, Class B, Class C and Advisor Class respectively, are reflected as Transfer agent in the Statement of Operations.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY CHINA REGION FUND
--------------------------------------------------------------------------------

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.
4. CONCENTRATION OF CREDIT RISK

The Fund primarily invests in equity securities of companies in the China region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the China region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS
Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                           SIX MONTHS ENDED
                             JUNE 30, 1999                  YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS A           SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................   2,139,020   $ 13,593,725    2,287,353   $ 14,147,859
Issued on
 reinvestment of
 distributions.......          --             --       17,535        109,945
Repurchased..........  (1,982,205)   (12,641,355)  (2,363,014)   (14,874,337)
                       ----------   ------------   ----------   ------------ ---
Net increase/
 (decrease)..........     156,815   $    952,370      (58,126)  $   (616,533)
                       ==========   ============   ==========   ============ ===

                           SIX MONTHS ENDED
                             JUNE 30, 1999                  YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS B           SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................      97,538   $    676,629      665,157   $  4,445,368
Issued on
 reinvestment of
 distributions.......          --             --        5,669         35,150
Repurchased..........    (128,276)      (823,448)    (687,061)    (4,567,973)
                       ----------   ------------   ----------   ------------ ---
Net decrease.........     (30,738)  $   (146,819)     (16,235)  $    (87,455)
                       ==========   ============   ==========   ============ ===

                           SIX MONTHS ENDED
                             JUNE 30, 1999                  YEAR ENDED
                              (UNAUDITED)                DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS C           SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................      44,492   $    292,441      275,555   $  1,869,126
Issued on
 reinvestment of
 distributions.......          --             --          245          1,523
Repurchased..........     (60,123)      (411,185)    (305,285)    (2,253,340)
                       ----------   ------------   ----------   ------------ ---
Net decrease.........     (15,631)  $   (118,744)     (29,485)  $   (382,691)
                       ==========   ============   ==========   ============ ===

                                                          FOR THE PERIOD
                           SIX MONTHS ENDED              FEBRUARY 10, 1998
                             JUNE 30, 1999                (COMMENCEMENT)
                              (UNAUDITED)              TO DECEMBER 31, 1998
--------------------------------------------------------------------------------
    ADVISOR CLASS        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................          --   $         --       82,048   $    621,435
Issued on
 reinvestment of
 distributions.......          --             --           19            121
Repurchased..........          --             --      (80,466)      (609,132)
                       ----------   ------------   ----------   ------------ ---
Net increase.........          --   $         --        1,601   $     12,424
                       ==========   ============   ==========   ============ ===

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03ICRF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY US EMERGING GROWTH FUND

      MARKET COMMENTARY

         During the last 12 months, we have had to       advent of the free PC will help to drive
         contend with a domestic political crisis        even further the reach of the Internet,
         and a worldwide financial crisis, both of       which is already having a profound impact
         which were extremely serious; and yet in        on the economy.
         our view the overall investment environ-
         ment appears even more favorable today               Practically every CEO now has "avoid
         than it did at midyear 1998. According to       being Amazoned" at the top of his or her
         our research, US economic growth remains        priority list. Retailing and financial
         healthy; and with recovery clearly under        services are two of the most obvious
         way in Asia, visibility is good. Corporate      sectors where e-commerce has created big
         earnings are generally robust. Although a       opportunities for young companies,
         tight labor market has prompted the             allowing them to emerge as daunting new
         Federal Reserve and investors alike to be       competitors for the established players.
         wary of inflationary pressure, actual           The incumbents have had little choice
         evidence of inflation is practically            other than to step up their own technology
         nonexistent. Against this kind of               efforts in response to this new challenge.
         backdrop, it is no wonder that most of the      We see this as an important driver for
         US stock averages are at or near their          continued growth in the technology sector,
         all-time highs.                                 and an area for significant representation
                                                         in the portfolio of the Ivy US Emerging
              For US emerging growth investors, one      Growth Fund, as well.
         of the more interesting events of the last
         few months is the advent of the free                 Free PCs, like so many developments in
         personal computer. America Online's             technology, would not be possible without
         CompuServe unit now offers a $400 voucher       ongoing declines in the cost of computing
         to subscribers who sign up for a three-         power. This phenomenon--often referred to
         year commitment. This voucher can be            as Moore's Law, after Gordon Moore, the
         redeemed at Circuit City for a low-end PC,      cofounder of Intel--is the result of the
         or applied to the purchase of a more            semiconductor industry cramming more and
         expensive unit. Thus, Internet service          more transistors onto a single silicon
         providers are following the same pattern        chip. Continuing shrinkage in chip
         that evolved in the cellular phone busi-        geometries has allowed the industry to
         ness, where a piece of hardware that was        double the amount of computing power-per-
         initially quite expensive was eventually        unit cost approximately every 18 months. A
         given away in return for a service              similar phenomenon is now taking place in
         commitment. No doubt, the                       the data

2

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

communications area, where the cost of transmitting a single bit of data is dropping sharply, and helping to spur the growth of worldwide broadband networks. In our view, these powerful broad-based trends should continue to make technology a very fertile area for emerging growth investors.

     However, our search for investment candidates to be included in the portfolio of the Ivy US Emerging Growth Fund also extends to other sectors of the economy--consumer, business services and healthcare--all of which, in our opinion, provide the opportunity for small companies to ride the wave of change. In healthcare, for instance, laser surgery for vision correction appears to have been receiving enthusiastic consumer acceptance, largely due to favorable word-of-mouth. This has been a catalyst for strong growth for both equipment suppliers and service providers. And in the area of business services, it seems more and more companies have made the decision to focus on their core competencies and outsource nonstrategic business functions. This has opened up a myriad of new opportunities for small service companies.

     We believe that the very favorable business conditions that exist today, combined with the many fine small-growth companies from which to choose, make this an exciting time to be an emerging growth investor. However, for most of the last three years, valuation has been the missing ingredient. Since mid-1996, the relative price to earnings ratios of small-cap growth stocks have followed a downward trend, as investors have been willing to pay up for liquidity. As a result, according to our research, growth is relatively cheap in the small-cap sector of the market. We are hopeful that relative valuations in this sector will eventually revert to a more favorable level; but even if they do not, strong earnings growth by itself should be enough to fuel respectable returns for patient investors.

IVY MANAGEMENT, INC.

                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------
       COMMON STOCKS -- 95.69%          SHARES      VALUE
-------------------------------------------------------------
CONSUMER -- 11.51%
EDUCATIONAL SERVICES -- 2.05%
Advantage Learning Systems, Inc.(a)...  26,100   $    577,463
Apollo Group, Inc. -- Class A(a)......  38,300      1,017,344
CBT Group plc -- Spon ADR(a)(b).......  49,400        815,100
                                                 ------------
                                                    2,409,907
                                                 ------------
ENTERTAINMENT -- 4.86%
Action Performance Companies,
  Inc.(a).............................  32,200      1,062,600
Dave & Buster's, Inc.(a)..............  40,150      1,164,350
International Speedway Corp. -- Class
  A...................................  11,900        565,250
Premier Parks, Inc.(a)................  53,200      1,955,100
Speedway Motorsports, Inc.(a).........  24,300        955,293
                                                 ------------
                                                    5,702,593
                                                 ------------
MISCELLANEOUS CONSUMER -- 1.42%
Blyth Industries, Inc.(a).............   9,700        333,438
Cutter & Buck, Inc.(a)................  40,050        675,844
Horizon Organic Holding Corp.(a)......  44,600        652,275
                                                 ------------
                                                    1,661,557
                                                 ------------
RESTAURANTS -- 0.33%
Cheesecake Factory (The)(a)...........  12,500        381,250
                                                 ------------
SPECIALTY RETAIL -- 2.85%
Abercrombie & Fitch Co................  19,800        950,400
Dollar Tree Stores, Inc.(a)...........  32,275      1,420,100
Guitar Center, Inc.(a)................  50,100        522,919
Hibbet Sporting Goods, Inc.(a)........  20,600        453,200
                                                 ------------
                                                    3,346,619
                                                 ------------
HEALTHCARE -- 13.43%
ASSISTED LIVING -- 0.60%
Sunrise Assisted Living, Inc.(a)......  20,100        700,987
                                                 ------------
BIOTECHNOLOGY -- 1.78%
Alkermes, Inc.(a).....................  21,600        499,500
Pharmacyclics, Inc.(a)................  18,300        512,400
US Bioscience, Inc.(a)................  56,000        546,000
Vertex Pharmaceuticals
  Incorporated(a).....................  22,000        530,750
                                                 ------------
                                                    2,088,650
                                                 ------------
HEALTHCARE INFORMATION
  SYSTEMS -- 3.22%
Eclipsys Corporation(a)...............  35,200        842,600
First Consulting Group, Inc.(a).......  72,800        773,500
MedQuist Inc.(a)......................  35,700      1,561,875
Superior Consultant Holdings
  Corporation(a)......................  24,400        602,375
                                                 ------------
                                                    3,780,350
                                                 ------------
HEALTHCARE SERVICES -- 1.22%
Health Management Associates,
  Inc.(a).............................  27,625        310,781
Renal Care Group, Inc.(a).............  43,200      1,117,800
                                                 ------------
                                                    1,428,581
                                                 ------------
MEDICAL DEVICES &
  INSTRUMENTS -- 1.13%
MiniMed Inc.(a).......................  10,200        784,763
VISX, Incorporated(a).................   6,800        538,475
                                                 ------------
                                                    1,323,238
                                                 ------------
PHARMACEUTICALS -- 5.48%
Algos Pharmaceutical Corporation(a)...  25,000        551,563
Anesta Corp.(a).......................  44,800        915,600
ChiRex Inc.(a)........................  44,300      1,423,138




-------------------------------------------------------------
         COMMON STOCKS                  SHARES      VALUE
-------------------------------------------------------------
EPIX Medical, Inc.(a).................  37,500        206,250
Medicis Pharmaceutical Corporation --
  Class A(a)..........................  49,400   $  1,253,525
Sepracor, Inc.(a).....................   8,300        674,375
Shire Pharmaceuticals Group plc
  ADR(a)..............................  54,000      1,404,000
                                                 ------------
                                                    6,428,451
                                                 ------------
SERVICES -- 23.55%
BROADCAST MEDIA -- 1.48%
Metro Networks, Inc.(a)...............  32,400      1,729,350
                                                 ------------
BUSINESS SERVICES -- 8.59%
Abacus Direct Corporation(a)..........  15,900      1,454,850
Corporate Executive Board Company
  (The)(a)............................   5,300        188,481
CSG Systems International, Inc.(a)....  22,900        599,694
Inspire Insurance Solutions,
  Inc.(a).............................  42,750        619,875
Labor Ready, Inc.(a)..................  16,000        520,000
Metzler Group, Inc. (The)(a)..........  21,080        582,335
NOVA Corporation(a)...................  48,307      1,207,675
ProBusiness Services, Inc.(a).........  22,800        817,950
Profit Recovery Group International,
  Inc. (The)(a).......................  38,600      1,826,263
TMP Worldwide Inc.(a).................  16,200      1,028,700
Transaction Network Services,
  Inc.(a).............................  41,800      1,222,650
                                                 ------------
                                                   10,068,473
                                                 ------------
CONSUMER FINANCE -- 0.68%
Litchfield Financial Corp.............  47,327        801,600
                                                 ------------
FINANCIAL SERVICES -- 2.44%
Federal Agricultural Mortgage Corp.
  Class C.............................   9,350        641,644
Knight/Trimark Group, Inc.(a).........  19,500      1,176,094
Willis Lease Finance Corporation(a)...  64,100      1,045,630
                                                 ------------
                                                    2,863,368
                                                 ------------
INFORMATION SERVICES -- 4.61%
Dendrite International, Inc.(a).......  41,500      1,499,188
FactSet Research Systems Inc..........  30,150      1,707,244
Forrester Research, Inc.(a)...........  13,600        340,000
Lason Holdings, Inc.(a)...............  24,600      1,220,775
Meta Group, Inc.(a)...................  41,900        644,212
                                                 ------------
                                                    5,411,419
                                                 ------------
SOCIAL SERVICES -- 1.34%
Cornell Corrections, Inc.(a)..........  53,100        872,831
Maximus, Inc.(a)......................  24,300        698,625
                                                 ------------
                                                    1,571,456
                                                 ------------
TELECOMMUNICATION SERVICES -- 3.20%
Global Crossing Ltd.(a)...............  17,521        746,833
Metromedia Fiber Network, Inc.(a).....  19,000        682,813
Rhythms Netconnections Inc.(a)........   4,600        268,525
Viatel, Inc.(a).......................  15,300        858,712
WinStar Communications, Inc.(a).......  24,600      1,199,250
                                                 ------------
                                                    3,756,133
                                                 ------------
TELESERVICES -- 1.21%
Sykes Enterprises, Inc.(a)............  42,500      1,418,437
                                                 ------------
TECHNOLOGY -- 47.20%
COMPUTER EQUIPMENT & STORAGE -- 1.60%
Network Appliance, Inc.(a)............  33,600      1,877,400
                                                 ------------

4

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------
       COMMON STOCKS -- 95.69%          SHARES      VALUE
-------------------------------------------------------------
ELECTRONIC COMMERCE -- 3.31%
Pegasus Systems, Inc.(a)..............  38,100   $  1,426,369
QRS Corporation(a)....................  17,000      1,326,000
Transactions Systems Architects,
  Inc.................................  28,900      1,127,100
                                                 ------------
                                                    3,879,469
                                                 ------------
ELECTRONIC DESIGN AUTOMATION -- 0.59%
Synopsys, Inc.(a).....................  12,500        689,844
                                                 ------------
ELECTRONIC MANUFACTURING SERVICES --
  2.66%
Flextronics International Ltd.(a).....  27,100      1,504,050
Jabil Circuit, Inc.(a)................  11,600        523,450
Sanmina Corporation(a)................  14,400      1,092,600
                                                 ------------
                                                    3,120,100
                                                 ------------
INTERNET -- 9.68%
At Home Corporation -- Series A(a)....  11,600        625,675
Broadcast.com Inc.(a).................   4,500        601,031
Cais Internet, Inc.(a)................     700         12,862
CNET, Inc.(a).........................  10,500        605,063
Comps.com, Inc.(a)....................  17,300        127,588
Critical Path, Inc.(a)................   3,000        165,938
DoubleClick Inc.(a)...................   8,200        752,350
EarthWeb Inc.(a)......................  19,100        711,475
Exodus Communications, Inc.(a)........  16,200      1,942,988
F5 Networks, Inc.(a)..................  28,000      1,148,000
Inktomi Corporation(a)................   7,300        953,106
MarketWatch.com, Inc.(a)..............   8,800        518,100
nFront, Inc.(a).......................  35,000        531,563
Pilot Network Services, Inc.(a).......  67,700        664,306
Priceline.com Inc.(a).................   2,800        323,575
Verisign Inc.(a)......................  10,200        879,750
WebTrends Corporation(a)..............  17,200        793,350
                                                 ------------
                                                   11,356,720
                                                 ------------
MISCELLANEOUS TECHNOLOGY -- 2.48%
Gemstar International Group Ltd.(a)...  30,800      2,009,700
Molecular Devices Corporation(a)......  23,800        892,500
                                                 ------------
                                                    2,902,200
                                                 ------------
NETWORK EQUIPMENT & SOFTWARE -- 3.63%
American Power Conversion
  Corporation(a)......................  69,400      1,396,675
Concord Communications, Inc.(a).......  15,100        679,500
Micromuse Inc.(a).....................  25,100      1,251,863
Visual Networks, Inc.(a)..............  29,000        928,000
                                                 ------------
                                                    4,256,038
                                                 ------------
OPERATIONAL SUPPORT SYSTEMS -- 1.09%
DSET Corporation(a)...................  43,700        609,069
International Telecommunication Data
  Systems, Inc.(a)....................  42,000        672,000
                                                 ------------
                                                    1,281,069
                                                 ------------
SEMICONDUCTOR EQUIPMENT -- 3.58%
ASM Lithography Holding NV(a)(b)......  17,000      1,009,375
Etec Systems.(a)......................  14,400        478,800
Novellus Systems, Inc.(a).............  11,600        791,700
Photronics, Inc.(a)...................  14,400        352,800
PRI Automation, Inc.(a)...............  15,300        554,625
Speedfam-IPEC, Inc.(a)................  26,900        432,080
Teradyne, Inc.(a).....................   8,100        581,175
                                                 ------------
                                                    4,200,555
                                                 ------------

-------------------------------------------------------------
           COMMON STOCKS                SHARES      VALUE
-------------------------------------------------------------
SEMICONDUCTORS -- 4.59%
Altera Corporation(a).................  28,600   $  1,052,838
Artisan Components, Inc.(a)...........  11,100        129,038
Genesis Microchip Inc.(a).............  29,600        699,300
Maxim Integrated Products, Inc.(a)....  17,000      1,130,500
MMC Networks Inc.(a)..................  35,300      1,579,675
Rambus Inc.(a)........................   8,600        792,813
                                                 ------------
                                                    5,384,164
                                                 ------------
SOFTWARE -- 7.35%
Actuate Software Corporation(a).......  35,400        938,100
Best Software, Inc.(a)................  27,100        436,988
Citrix Systems, Inc.(a)...............  31,200      1,762,800
Great Plains Software, Inc.(a)........   9,500        448,281
Legato Systems, Inc.(a)...............  17,800      1,027,950
New Era of Networks, Inc.(a)..........  12,300        540,431
Peregrine Systems, Inc.(a)............  17,600        452,100
SalesLogix Corporation(a).............  40,000        595,000
Veritas Software Corp.(a).............   5,250        498,421
Verity, Inc.(a).......................  17,300        937,443
Visio Corporation(a)..................  25,900        985,818
                                                 ------------
                                                    8,623,332
                                                 ------------
SYSTEM INTEGRATORS -- 2.58%
International Network Services(a).....  29,850      1,205,194
Technisource, Inc.(a).................  44,200        229,287
Whittman-Hart, Inc.(a)................  50,100      1,590,675
                                                 ------------
                                                    3,025,156
                                                 ------------
TELECOMMUNICATION EQUIPMENT -- 4.06%
Carrier Access Corporation(a).........  11,700        512,606
Comverse Technology, Inc.(a)..........  23,250      1,755,375
E-Tek Dynamics, Inc.(a)...............  12,800        608,800
Pairgain Technologies Inc.(a).........  51,600        593,400
Uniphase Corporation(a)...............   7,800      1,294,800
                                                 ------------
                                                    4,764,981
                                                 ------------
TOTAL INVESTMENTS -- 95.69%
  (Cost -- $70,978,865)(c)............            112,233,447

OTHER ASSETS, LESS
  LIABILITIES -- 4.31%................              5,060,643
                                                 ------------
NET ASSETS -- 100%....................           $117,294,090
                                                 ============
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same for Federal
    income tax purposes
OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation.............   $ 44,381,610
    Gross unrealized depreciation.............     (3,127,028)
                                                 ------------
        Net unrealized appreciation...........   $ 41,254,582
                                                 ============
Purchases and sales of securities other than short-term
obligations aggregated $44,951,545 and $62,210,232,
respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $70,978,865)......  $112,233,447
Cash........................................................     6,650,985
Receivables
  Investments sold..........................................       254,888
  Fund shares sold..........................................       446,196
Other assets................................................        21,035
                                                              ------------
  Total assets..............................................   119,606,551
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................     1,109,119
  Fund shares repurchased...................................     1,005,937
  Management fee............................................        76,203
  12b-1 service and distribution fees.......................        63,472
  Other payables to related parties.........................        43,489
Accrued expenses............................................        14,241
                                                              ------------
  Total liabilities.........................................     2,312,461
                                                              ------------
NET ASSETS..................................................  $117,294,090
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($54,662,816/1,621,477 shares outstanding)................  $      33.71
                                                              ============
Maximum offering price per share ($33.71 X 100/94.25)*......  $      35.77
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($51,431,050/1,565,724 shares outstanding)..........  $      32.85
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($10,346,559/315,170 shares outstanding)............  $      32.83
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($853,665/25,184 shares outstanding)................  $      33.90
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 71,243,837
  Undistributed net realized gain on investments............     5,897,362
  Accumulated net investment loss...........................    (1,101,691)
  Net unrealized appreciation on investments................    41,254,582
                                                              ------------
NET ASSETS..................................................  $117,294,090
                                                              ============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

6
[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................             $     4,542
  Interest..................................................                  70,951
                                                                         -----------
                                                                              75,493
                                                                         -----------
EXPENSES
  Management fee............................................  $479,991
  Transfer agent............................................   160,358
  Administrative services fee...............................    56,470
  Custodian fees............................................    10,611
  Blue Sky fees.............................................    16,034
  Auditing and accounting fees..............................    13,596
  Shareholder reports.......................................    13,233
  Fund accounting...........................................    50,355
  Trustees' fees............................................     3,977
  12b-1 service and distribution fees.......................   357,922
  Legal.....................................................    11,785
  Other.....................................................     2,852
                                                              --------
      Total expenses........................................               1,177,184
                                                                         -----------
NET INVESTMENT LOSS.........................................              (1,101,691)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments..........................               8,443,824
  Net change in unrealized appreciation on investments......              (4,121,943)
                                                                         -----------
      Net gain on investment transactions...................               4,321,881
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 3,220,190
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $(1,101,691)   $ (2,134,695)
  Net realized gain (loss) on
    Investments.............................................    8,443,824       1,164,559
    Written options.........................................           --        (986,707)
  Net change in unrealized appreciation on investments......   (4,121,943)     21,048,849
                                                             ------------    ------------
      Net increase resulting from operations................    3,220,190      19,092,006
                                                             ------------    ------------
Fund share transactions (Note 4)
  Class A...................................................   (9,778,309)    (11,973,287)
  Class B...................................................   (2,928,323)     (2,537,070)
  Class C...................................................      391,734      (1,154,772)
  Advisor Class.............................................       83,718         695,130
                                                             ------------    ------------
      Net decrease resulting from Fund share transactions...  (12,231,180)    (14,969,999)
                                                             ------------    ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (9,010,990)      4,122,007
NET ASSETS
  Beginning of period.......................................  126,305,080     122,183,073
                                                             ------------    ------------
  END OF PERIOD............................................. $117,294,090    $126,305,080
                                                             ============    ============

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS A
                                           --------------------------------------------------------------------------------------
                                           for the six
                                           months ended
                                             June 30,                                for the year ended
                                           (unaudited)                                  December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                               1999           1998         1997             1996         1995         1994
        SELECTED PER SHARE DATA            --------------------------------------------------------------------------------------
Net asset value, beginning of period....     $ 32.65        $  27.67     $  26.54         $  24.12     $  18.38     $  17.93
                                             ------------------------------------------------------------------------------------
  Income (loss) from investment
    operations
  Net investment loss...................        (.28)(a)        (.44)(a)     (.41)(a)         (.35)        (.24)        (.24)(b)
  Net gains or losses on securities
    (both realized and unrealized)......        1.34(a)         5.42(a)      1.54(a)          4.84         7.90          .82
                                             ------------------------------------------------------------------------------------
  Total from investment operations......        1.06            4.98         1.13             4.49         7.66          .58
                                             ------------------------------------------------------------------------------------
  Less distributions
  Distributions from capital gains......                          --           --             2.07         1.92           --
  Returns of capital....................          --              --           --               --           --          .13
                                             ------------------------------------------------------------------------------------
  Total distributions...................          --              --           --             2.07         1.92          .13
                                             ------------------------------------------------------------------------------------
Net asset value, end of period..........     $ 33.71        $  32.65     $  27.67         $  26.54     $  24.12     $  18.38

                                             ------------------------------------------------------------------------------------
                                             ------------------------------------------------------------------------------------
Total return (%)........................        3.25(c)        18.00(d)      4.26(d)         18.52(d)     42.07(d)      3.29(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)............................     $54,663        $ 62,961     $ 64,910         $ 55,944     $ 39,456     $ 21,493
Ratio of expenses to average net assets
  With expense reimbursement (%)........          --              --           --               --           --         2.20
  Without expense reimbursement (%).....        1.71(e)         1.70         1.67             1.76         1.95         2.22
Ratio of net investment loss to average
  net assets (%)........................       (1.58)(e)       (1.48)       (1.37)           (1.31)       (1.39)       (1.72)(b)
Portfolio turnover rate (%).............          40              67           65               68           86           67

--------------------------------------------------------------------------------

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                           for the six
                                           months ended
                                             June 30,                                for the year ended
                                           (unaudited)                                  December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                               1999           1998         1997             1996         1995         1994
SELECTED PER SHARE DATA                    --------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 31.93        $  27.26     $  26.33         $  24.12     $  18.38     $  17.93
                                           --------------------------------------------------------------------------------------
  Income (loss) from investment
    operations
  Net investment loss...................      (.40)(a)        (.65)(a)     (.33)(a)         (.40)        (.35)        (.29)(a)(b)
  Net gains or losses on securities
    (both realized and unrealized)......      1.32(a)         5.32(a)      1.26(a)          4.68         7.85          .74 (a)
                                           --------------------------------------------------------------------------------------
  Total from investment operations......       .92            4.67          .93             4.28         7.50          .45
                                           --------------------------------------------------------------------------------------
  Less distributions
  Distributions from capital gains......        --              --           --             2.07         1.76           --
  Returns of capital....................        --              --           --               --           --           --
                                           --------------------------------------------------------------------------------------
  Total distributions...................        --              --           --             2.07         1.76           --
                                           --------------------------------------------------------------------------------------
Net asset value, end of period..........   $ 32.85        $  31.93     $  27.26         $  26.33     $  24.12     $  18.38

                                           --------------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------------
Total return (%)........................      2.88(c)        17.13(d)      3.53(d)         17.65(d)     41.03(d)      2.51(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)............................   $51,431        $ 52,940     $ 47,789         $ 35,321     $ 13,985     $  5,015
Ratio of expenses to average net assets
  With expense reimbursement (%)........        --              --           --               --           --         2.95
  Without expense reimbursement (%).....      2.45(e)         2.45         2.43             2.52         2.70         2.97
Ratio of net investment loss to average
  net assets (%)........................     (2.31)(e)       (2.23)       (2.13)           (2.07)       (2.14)       (2.47)(b)
Portfolio turnover rate (%).............        40              67           65               68           86           67

                                                          9

-----------------------------------------------------------

                        CLASS C
-----------------------------------------------------------
for the six                            for the period
months ended                           April 30, 1996
  June 30,     for the year ended      (commencement)
(unaudited)       December 31,         to December 31,
-----------------------------------------------------------
    1999        1998        1997            1996
-----------------------------------------------------------
  $ 31.91      $ 27.23     $ 26.29         $ 29.69
-----------------------------------------------------------
     (.39)(a)     (.63)(a)    (.34)(a)        (.14)
     1.31 (a)     5.31(a)     1.28(a)        (1.19)
-----------------------------------------------------------
      .92         4.68         .94           (1.33)
-----------------------------------------------------------
       --           --          --            2.07
       --           --          --              --
-----------------------------------------------------------
       --           --          --            2.07
-----------------------------------------------------------
  $ 32.83      $ 31.91     $ 27.23         $ 26.29
-----------------------------------------------------------
-----------------------------------------------------------
     2.88 (c)    17.19(d)     3.58(d)        (4.48)(c)
  $10,347      $ 9,664     $ 9,484         $ 4,018
     2.40(e)      2.40        2.39            2.52 (e)
    (2.27)(e)    (2.18)      (2.09)          (2.07)(e)
       40           67          65              68

                           (a) Based on average shares outstanding
                           (b) Net investment income (loss) is net of expenses
                               reimbursed by Manager.
                           (c) Total return represents aggregate total return
                               and does not reflect a sales charge.
                           (d) Total return does not reflect a sales charge.
                           (e) Annualized

  ------------------------------------

           ADVISOR CLASS
  ------------------------------------
  for the six     for the period
  months ended   February 18, 1998
    June 30,      (commencement)
  (unaudited)     to December 31,
  ------------------------------------
      1999             1998
  ------------------------------------
    $ 32.79           $ 28.82
  ------------------------------------
       (.23)(a)          (.23)(a)
       1.34 (a)          4.20 (a)
  ------------------------------------
       1.11              3.97
  ------------------------------------
         --                --
         --                --
  ------------------------------------
         --                --
  ------------------------------------
    $ 33.90           $ 32.79
  ------------------------------------
  ------------------------------------
       3.39 (c)         13.78 (c)
    $   854           $   740
       1.46 (e)          1.22 (e)
      (1.32)(e)         (1.00)(e)
         40                67

    The accompanying notes are an integral part of the financial statements.

10
[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy US Emerging Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 1999, the interest rate was 4.25%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $2,546,000 as of December 31, 1998, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $1,852,000 in 2005 and $694,000 in 2006.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $14,348.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $67,667, $242,715 and $47,540, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $79,852, $68,223, $11,193 and $1,090 for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                          SIX MONTHS ENDED
                            JUNE 30, 1999              YEAR ENDED
                             (UNAUDITED)            DECEMBER 31, 1998
------------------------------------------------------------------------
       CLASS A          SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................   284,224   $  8,918,742    539,705   $ 15,118,932
Repurchased..........  (590,882)   (18,697,051)  (957,217)   (27,092,219)
                       --------   ------------   --------   ------------
Net decrease.........  (306,658)  $ (9,778,309)  (417,512)  $(11,973,287)
                       ========   ============   ========   ============

                          SIX MONTHS ENDED
                            JUNE 30, 1999              YEAR ENDED
                             (UNAUDITED)            DECEMBER 31, 1998
------------------------------------------------------------------------
       CLASS B          SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................   154,206   $  4,675,505    362,359   $ 10,063,144
Repurchased..........  (246,255)    (7,603,828)  (457,766)   (12,600,214)
                       --------   ------------   --------   ------------
Net decrease.........   (92,049)  $ (2,928,323)   (95,407)  $ (2,537,070)
                       ========   ============   ========   ============

                          SIX MONTHS ENDED
                            JUNE 30, 1999              YEAR ENDED
                             (UNAUDITED)            DECEMBER 31, 1998
------------------------------------------------------------------------
       CLASS C          SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................    58,575   $  1,818,283    141,705   $  4,043,709
Repurchased..........   (46,259)    (1,426,549)  (187,175)    (5,198,481)
                       --------   ------------   --------   ------------
Net increase /
 (decrease)..........    12,316   $    391,734    (45,470)  $ (1,154,772)
                       ========   ============   ========   ============

                          SIX MONTHS ENDED
                            JUNE 30, 1999              YEAR ENDED
                             (UNAUDITED)            DECEMBER 31, 1998
------------------------------------------------------------------------
    ADVISOR CLASS       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................     7,637   $    236,733     30,299   $    897,744
Repurchased..........    (5,014)      (153,015)    (7,738)      (202,614)
                       --------   ------------   --------   ------------
Net increase.........     2,623   $     83,718     22,561   $    695,130
                       ========   ============   ========   ============

03IEGF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]

         June 30, 1999    IVY DEVELOPING NATIONS FUND
      MARKET COMMENTARY

         As sentiment about worldwide economic           declined across the region, are likely to
         growth appears to have improved since the       drive a rebound in earnings this year and
         beginning of the year, emerging markets         in 2000. Equity markets in the region have
         have benefited. We believe that when last       already priced in much of the recovery,
         year's economic doomsday predictions            with a number of them having doubled from
         failed to materialize, the prevailing           the lows reached in the third quarter of
         level of risk aversion among global             1998. However, our research indicates that
         investors was replaced with "risk seeking"      they continue to trade at 20% to 30% below
         behavior. Emerging markets have rallied,        precrisis levels in US dollar terms. We
         along with commodities and other cyclical       continue to find value in the region,
         stocks. In our view, global growth              particularly in some of the mid- to
         expectations bode well for these asset          smaller-cap names, which have lagged in
         classes. We believe the decline in              the predominantly large-cap rally.
         volatility in many emerging markets that
         has been seen since Brazil devalued its         In addition to economic recovery, we
         currency, the real, at the end of               expect corporate restructuring to be an
         January--essentially the final phase of         important driver for Asian markets over
         the recent global emerging market               the next couple of years. The crisis
         crisis--is even more positive for               revealed many of the excesses of the
         investors with exposure to these markets.       "go-go" high-growth years, and corporate
         With this decline, we expect to see a           management across the region seems to have
         return to a more typical relationship           taken note. While in the past Asian
         between risk and reward, in which higher        companies often pursued "growth for
         risk assets enjoy higher returns.               growth's sake," there now appears to be a
                                                         newfound focus on profitable growth. We
              We believe the worst is over for the       believe that improved corporate governance
         economies impacted by the Asian economic        may generate significantly higher return
         crisis. Our research indicates that             on equity, as companies restructure and
         currencies have stabilized and, in many         improve operating efficiency.
         cases, interest rates have returned to
         precrisis levels. International investors       In our view, the Ivy Developing Nations
         who fled the region during the crisis have      Fund is well positioned to benefit from
         returned as economies across the region         this sort of environment. At June 30,
         have bottomed out. We believe the               1999, the Fund's largest regional
         resumption of economic growth and falling       weighting was in Asia, which, at about 42%
         costs, as interest rates and nominal wage       of total assets, has made a positive
         rates have

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY DEVELOPING NATIONS FUND
--------------------------------------------------------------------------------

contribution to performance. Within Asia, the largest country position continues to be in Hong Kong, which we view as the best way to benefit from the growth story of the China region. As of June 30, 1999, the Fund's combined China region exposure represented almost 10% of the Fund's assets. The Ivy Developing Nations Fund has also benefited from its significant position in Malaysia (9% of total assets). The Malaysian market has performed exceptionally well since March, as capital controls imposed at the height of the Asian economic crisis have been liberalized, and the market has been readmitted to international benchmarks. Aggressive interest-rate cuts have helped support the rally.

     At midyear, 30% of the Fund was invested in Latin America. Since the beginning of 1999, the fundamentals governing regional economies and equity markets have improved significantly, with Brazil demonstrating the most dramatic turnaround. The much-feared devaluation of its currency, the real, actually served as a catalyst to drive stock prices higher. And, while the Brazilian economy still faces considerable challenges, we believe its market offers exceptional value and the most upside potential of any in the region. We expect most Latin American economies to hit bottom in the second half of 1999, and anticipate a pickup in economic growth in 2000.

     The portfolio of the Ivy Developing Nations Fund continues to be underweighted in Central and Eastern Europe, although we have taken advantage of market weakness during the first half of the year to add to positions in the region. The Hungarian market, long considered at the forefront of market liberalization and economic reform relative to its Central and Eastern European neighbors, has experienced pressure as a result of deteriorating current account and fiscal deficits. While we recognize these concerns, we believe the market has been overpenalized and that long-term growth prospects remain intact. In the Czech Republic, it appears that currency weakness since the beginning of the year may have been what was needed to stimulate exports. The rate of contraction in retail sales and industrial production seems to have halted, and we believe a recovery may be in sight. In our view, while domestic demand currently remains subdued, substantial long-term capital inflows attest to the economy's promise. We have used market weakness to purchase Czech stocks that our research indicates to be undervalued. In our view, prospects for the Polish market continue to be strong, although we believe this is largely discounted in equity prices.

     Overall, we remain positive on prospects for emerging markets. After a hiatus of two or three years caused by extreme risk aversion among international investors, interest seems to be returning to the asset class. We believe that global growth and liquidity should continue to provide a supportive backdrop. And, perhaps most importantly, in our view current valuations indicate opportunity.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
    EQUITY SECURITIES -- 89.60%         SHARES        VALUE
--------------------------------------------------------------
AFRICA -- 3.53%
-----------------------------------
SOUTH AFRICA -- 3.53%
Anglo American plc(a)...............        3,000   $  140,198
Liberty Life Association of Africa
  Limited...........................       10,500      134,506
Nampak Limited......................       70,300      194,555
South African Breweries plc.........       17,900      153,494
                                                    ----------
                                                       622,753
                                                    ----------
ASIA/PACIFIC -- 41.46%
-----------------------------------
CHINA -- 1.16%
Anhui Expressway Co. Ltd............      252,000       34,429
Huaneng Power International, Inc.
  ADR...............................        1,200       20,550
Inner Mongolia Erdos Cashmere
  Products Co. Ltd. Class B.........       64,000       18,176
Qingling Motors Company -- H
  Shares............................       67,000       16,235
Shanghai Diesel Engine Co. Ltd. --
  Class B...........................       81,200       21,599
Shanghai Posts & Telecommunications
  Equipment Co. Ltd. -- Class
  B(a)..............................       55,900       30,186
Zhenhai Refining and Chemical
  Company Ltd.......................      210,000       63,607
                                                    ----------
                                                       204,782
                                                    ----------
HONG KONG -- 8.05%
Asia Satellite Telecommunications
  Holdings Ltd. ADR.................       16,000       37,636
Axa China Region Limited............      140,000      111,876
Cheung Kong Holdings Ltd............       17,000      151,187
Cheung Kong Infrastructure
  Holdings..........................       10,000       20,687
China Southern Airlines Company
  Limited(a)........................      158,000       40,322
Citic Pacific Ltd...................       31,000       98,890
CLP Holdings Ltd....................       11,000       53,450
Guangdong Kelon Electrical Holdings
  Co. Ltd. -- H Shares..............       45,000       52,490
Hong Kong Electric Holdings Ltd.....       24,500       78,945
Hong Kong Telecommunications Ltd....       34,400       89,341
HSBC Holdings plc...................        3,341      121,865
Li & Fung Ltd.......................       46,000      110,277
New World Development Company Ltd...       41,000      122,863
Ng Fung Hong Limited................       48,000       39,904
Shanghai Industrial Holdings
  Limited...........................       35,000       83,456
Union Bank of Hong Kong Ltd.........        4,000        3,093
Wharf Holdings Ltd. (with 4,100
  warrants(a))......................       48,000      153,523
Wing Hang Bank Limited..............       16,000       51,453
                                                    ----------
                                                     1,421,258
                                                    ----------
ISRAEL -- 1.18%
Koor Industries Limited -- Sponsored
  ADR...............................        8,900      208,033
                                                    ----------
MALAYSIA(B) -- 7.94%
Arab Malaysian Corporation(a).......      140,000       64,842
Berjaya Sports Toto Berhad..........       65,000      150,526
Genting Berhad......................       41,000      156,447
KFC Holdings (Malaysia) Berhad......       97,000      124,058
London & Pacific Insurance Company
  Berhad(a).........................       90,400      103,722
Malayan Banking Berhad..............       58,000      174,000
Perusahaan Otomobil Nasional
  Berhad(a).........................       68,000      157,474
Public Bank Berhad..................      139,200      105,865
Public Bank Berhad -- Foreign
  Registered........................      102,000      106,832

--------------------------------------------------------------
--------------------------------------------------------------
         EQUITY SECURITIES              SHARES        VALUE
Sime Darby Berhad...................       80,000   $  104,842
Sime UEP Properties Berhad..........      120,000      154,105
                                                    ----------
                                                     1,402,713
                                                    ----------
PHILIPPINES -- 3.16%
Alaska Milk Corporation(a)..........    1,700,000      120,634
Asian Terminals, Inc.(a)............    1,177,500       40,231
Belle Corporation(a) (with 61,400
  Warrants(a))......................      607,000       65,836
Benpres Holdings Corporation
  Sponsored GDR(a)..................       15,000       70,313
Manila Electric Company -- B
  Shares............................       10,000       36,006
Metropolitan Bank & Trust Company...       11,728      117,129
Music Corporation(a)................      127,000       23,031
Southeast Asia Cement Holdings,
  Inc...............................    1,051,519       15,200
Universal Robina Corporation........      329,000       70,039
                                                    ----------
                                                       558,419
                                                    ----------
SINGAPORE -- 5.56%
Asia Pulp & Paper Company Ltd. --
  Sponsored ADR(a) (with 800
  warrants(a))......................        4,000       40,600
DBS Land Ltd........................       92,000      183,733
Development Bank of Singapore
  Limited -- Foreign Registered.....       24,200      295,665
Elec & Eltek International Co.
  Ltd...............................       12,700       49,530
Fraser & Neave Ltd. Ordinary........       35,000      155,216
Singapore Airlines Ltd. -- Foreign
  Registered........................       27,000      256,921
                                                    ----------
                                                       981,665
                                                    ----------
SOUTH KOREA -- 10.30%
Hyundai Motor Company, Ltd..........       16,283      386,162
Hyundai Motor Company Ltd. GDR
  144A..............................          844        4,695
Korea Electric Power Corp. Sponsored
  ADR...............................       12,400      254,200
Pohang Iron & Steel Company Ltd.....        4,000      487,653
Samsung Fire & Marine Insurance.....          767      540,065
Shinhan Bank........................       13,016      146,189
                                                    ----------
                                                     1,818,964
                                                    ----------
THAILAND -- 4.11%
Advanced Info Service Public Company
  Limited -- Foreign(a).............        5,000       67,799
Bangkok Bank Public Company Ltd --
  Foreign Registered(a).............       36,000      134,730
Bangkok Bank Public Company Ltd.....       20,000       43,662
Krungthai Thanakit PCL -- Foreign
  Registered(a).....................       24,000        7,973
Robinson Department Store Public
  Company Limited(a)................      637,200      105,411
Siam Cement Public Company
  Limited --
  Foreign Registered(a).............        9,300      282,476
Thai Farmers Bank Public Company
  Limited --
  Foreign Registered(a).............       27,000       83,474
                                                    ----------
                                                       725,525
                                                    ----------
EUROPE -- 14.91%
-----------------------------------
CZECH REPUBLIC -- 3.40%
Czech Power Company (The)(a)........      109,000      223,478
Inzenyrske a Prumyslove Stavby
  (IPS).............................       55,500      233,581

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
  IVY DEVELOPING NATIONS FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
         EQUITY SECURITIES             SHARES         VALUE
--------------------------------------------------------------
Restitucni Invest Fund Ceske.......        1,200   $    41,664
Skoda Plzen a.s.(a)................        2,000         8,471
Zivnobanka -- Investicni Fond......        5,300        93,015
                                                   -----------
                                                       600,209
                                                   -----------
FINLAND -- 0.98%
Hansabank Ltd.(a)..................       36,500       173,151
                                                   -----------
GREECE -- 1.10%
Hellenic Telecommunications
  Organization S.A. ADR............       17,500       193,594
                                                   -----------
HUNGARY -- 6.76%
BorsodChem Rt.(a)..................        5,600       135,443
Gedeon Richter Rt..................        5,980       259,723
Magyar Tavkozlesi Rt...............       44,200       239,208
MOL Magyar Olaj-es Gazipari Rt.....        8,800       212,112
Pannonplast Rt.....................        9,500       184,602
Pick Szeged Rt.....................        5,800       162,821
                                                   -----------
                                                     1,193,909
                                                   -----------
POLAND -- 1.89%
Bank Rozwoju Eksportu S.A..........        1,550        48,791
Telekomunikacja Polska S.A.........       40,000       285,000
                                                   -----------
                                                       333,791
                                                   -----------
PORTUGAL -- 0.39%
Portugal Telecom S.A. -- Sponsored
  ADR..............................        1,100        45,306
Sonae Industria E Investimentos....          700        23,808
                                                   -----------
                                                        69,114
                                                   -----------
RUSSIA -- 0.10%
Gorkovsky Auto Plant (GAZ)(a)......          500        18,563
                                                   -----------
TURKEY -- 0.29%
Turkiye Garanti Bankasi A.S........    6,770,883        50,540
                                                   -----------
SOUTH AND CENTRAL AMERICA -- 29.70%
----------------------------------
ARGENTINA -- 6.42%
Banco de Galicia y Buenos Aires
  S.A. de C.V......................       29,650       152,124
Banco Frances S.A. (with 21,000
  rights(a)).......................       21,000       136,517
Bansud S.A. -- Class B Shares(a)...       52,401       133,640
Inversiones y Representaciones S.A.
  (IRSA)...........................       65,139       200,654
Perez Companc S.A. -- Class B......       13,000        75,410
Quilmes Industrial S.A.............       20,000       247,500
Telefonica de Argentina S.A. --
  Sponsored ADR....................        6,000       188,250
                                                   -----------
                                                     1,134,095
                                                   -----------
BRAZIL -- 12.93%
Banco Bradesco S.A. Preferred......   30,000,000       149,920
Centrais Electricas Brasileiras
  S.A.(Electrobras)................   10,200,000       192,154
Tam -- Cia de Invetimentos em
  Transportes Preferred(a)(c)......    9,200,000       247,053
Cia Energetica de Minas Gerais
  (CEMIG) Preferred................    3,879,016        81,389
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar...........................    8,148,100       151,431
Companhia Paulista de Forca e Luz
  Dividend Preferred Receipts......        1,156            71
Companhia Vale do Rio Doce --
  Preferred A (with 5,000 non
  tradeable debentures(a)).........       14,000       274,796
Embratel Participacoes S.A.........        8,500       117,938
Petroleo Brasileiro S.A.
  (Petrobras)......................    1,354,300       210,064

--------------------------------------------------------------
--------------------------------------------------------------
         EQUITY SECURITIES             SHARES         VALUE
Tele Centro Oeste Celular Part.
  S.A..............................  140,000,000   $   173,722
Tele Norte Leste Participacoes
  S.A..............................       11,000       204,188
Telecomunicacoes Brasileiras S.A.
  (Telebras) -- Sponsored ADR
  Preferred Block..................        1,700       153,319
Telesp Participacoes S.A. ADR......        6,400       146,400
Uniao de Bancos Brasileiras S.A.
  (Unibanco) Sponsored GDR.........        3,900        93,844
Uniao de Bancos Brasileiros S.A.
  (Unibanco) -- Units..............    1,950,000        87,989
                                                   -----------
                                                     2,284,278
                                                   -----------
CHILE -- 5.26%
A.F.P. Provida S.A. -- Sponsored
  ADR..............................        6,700       147,400
Antofagasta Holdings plc...........       37,963       176,531
Cristalerias de Chile Sponsored
  ADR..............................       14,800       228,475
Gener S.A. Sponsored ADR...........        3,590        63,723
Laboratorio Chile S.A. ADR.........        4,000        72,000
Vina Concha y Toro S.A. Sponsored
  ADR..............................        6,700       241,200
                                                   -----------
                                                       929,329
                                                   -----------
COLUMBIA -- 0.61%
Bancolombia S.A. Sponsored ADR.....       22,700       107,825
                                                   -----------
MEXICO -- 2.44%
Grupo Posadas S.A. -- Series A.....       83,785        57,999
Panamerican Beverages Inc..........        5,500       130,969
Telefonos de Mexico S.A. ADR Class
  L................................        3,000       242,438
                                                   -----------
                                                       431,406
                                                   -----------
PERU -- 0.90%
Telefonica del Peru S.A. -- Class
  B................................      105,900       159,069
                                                   -----------
VENEZUELA -- 1.14%
Cia Anonima Nacional Telefonos de
  Venezuela (CANTV) ADR............        7,400       201,650
                                                   -----------
TOTAL INVESTMENTS -- 89.60%
  (Cost -- $15,921,976)(d).........                 15,824,635
OTHER ASSETS, LESS LIABILITIES --
  10.40%...........................                  1,836,894
                                                   -----------
NET ASSETS -- 100%.................                $17,661,529
                                                   ===========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Under the Malaysian Government policy, which
    went into effect on February 15, 1999,
    proceeds repatriated from the sale of
    Malaysian securities will be subject to a
    graduated levy. The levy ranges from zero to
    ten percent of proceeds, depending on the
    holding period and the time of repatriation.
(c) Securities valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note 1 to the Financial
    Statements.
(d) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 1999, net unrealized depreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 2,901,403
    Gross unrealized depreciation...............    (2,998,744)
                                                   -----------
        Net unrealized depreciation.............   $   (97,341)
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $3,859,000 and $5,673,986,
respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $15,921,976)......  $15,824,635
Cash........................................................    1,867,440
Receivables
  Investments sold..........................................       37,410
  Fund shares sold..........................................        6,395
  Dividends and Interest....................................       73,651
  Manager for expense reimbursement.........................        2,189
Deferred organization expenses..............................        3,287
Other assets................................................       13,248
                                                              -----------
  Total assets..............................................   17,828,255
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................        7,135
  Fund shares repurchased...................................       34,976
  Management fee............................................       13,932
  12b-1 service and distribution fees.......................       11,226
  Other payables to related parties.........................       10,170
Accrued expenses............................................       89,287
                                                              -----------
  Total liabilities.........................................      166,726
                                                              -----------
NET ASSETS..................................................  $17,661,529
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($6,012,971/743,483 shares outstanding)...................  $      8.09
                                                              ===========
Maximum offering price per share ($8.09 x 100/94.25)*.......  $      8.58
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($7,535,388/948,931 shares outstanding).............  $      7.94
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($3,993,254/500,463 shares outstanding).............  $      7.98
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($119,916/14,729 shares outstanding)................  $      8.14
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $25,640,586
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (7,834,092)
  Undistributed net investment income.......................        3,827
  Net unrealized depreciation on investments and foreign
    currency transactions...................................     (148,792)
                                                              -----------
NET ASSETS..................................................  $17,661,529
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

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IVY DEVELOPING NATIONS FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $23,119 foreign taxes withheld..........            $   190,220
  Interest..................................................                 11,827
                                                                        -----------
                                                                            202,047
                                                                        -----------
EXPENSES
  Management fee............................................  $70,675
  Transfer agent............................................   34,045
  Administrative services fee...............................    7,068
  Custodian fees............................................   26,365
  Blue Sky fees.............................................   14,513
  Auditing and accounting fees..............................   11,319
  Shareholder reports.......................................    5,119
  Amortization of organization expenses.....................    4,896
  Fund accounting...........................................   17,777
  Trustees' fees............................................    3,977
  12b-1 service and distribution fees.......................   51,057
  Legal.....................................................   11,850
  Other.....................................................    1,461
                                                                        -----------
                                                                            260,122
  Expenses reimbursed by Manager............................                (71,251)
                                                                        -----------
    Net expenses............................................                188,871
                                                                        -----------
NET INVESTMENT INCOME.......................................                 13,176
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................             (1,060,804)
  Net change in unrealized depreciation on investments and
    foreign currency transactions, net of taxes of
    $64,894.................................................              5,206,945
                                                                        -----------
    Net gain on investment transactions.....................              4,146,141
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 4,159,317
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                                  1999           1998
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................  $     13,176   $     64,818
  Net realized loss on investments and foreign currency
    transactions............................................    (1,060,804)    (6,212,483)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................     5,206,945      3,893,124
                                                              ------------   ------------
    Net increase (decrease) resulting from operations.......     4,159,317     (2,254,541)
                                                              ------------   ------------
Class A distributions
  Dividends from net investment income......................            --         (3,738)
                                                              ------------   ------------
    Total distributions to Class A shareholders.............            --         (3,738)
                                                              ------------   ------------
Class B distributions
  Dividends from net investment income......................            --         (4,282)
                                                              ------------   ------------
    Total distributions to Class B shareholders.............            --         (4,282)
                                                              ------------   ------------
Class C distributions
  Dividends from net investment income......................            --         (1,761)
                                                              ------------   ------------
    Total distributions to Class C shareholders.............            --         (1,761)
                                                              ------------   ------------
Advisor Class distributions
  Dividends from net investment income......................            --            (54)
                                                              ------------   ------------
    Total distributions to Advisor Class shareholders.......            --            (54)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................      (869,994)    (2,149,545)
  Class B...................................................      (517,855)    (1,249,929)
  Class C...................................................       527,801        436,012
  Advisor Class.............................................         7,284         90,457
                                                              ------------   ------------
    Net decrease resulting from Fund share transactions.....      (852,764)    (2,873,005)
                                                              ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     3,306,553     (5,137,381)
NET ASSETS
  Beginning of period.......................................    14,354,976     19,492,357
                                                              ------------   ------------
  END OF PERIOD.............................................  $ 17,661,529   $ 14,354,976
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $      3,827             --
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
                                                 -----------------------------------------------------------------------------
                                                 for the six                                               for the period
                                                 months ended                                             November 1, 1994
                                                   June 30,                for the year ended              (commencement)
                                                 (unaudited)                  December 31,                to December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                     1999         1998       1997       1996      1995          1994
SELECTED PER SHARE DATA                          -----------------------------------------------------------------------------
Net asset value, beginning of period...........     $ 6.02       $  6.82    $ 10.12    $ 9.05    $ 8.64       $ 10.00
                                                 -----------------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)..............        .02(b)        .06(b)     .01      (.02)(b)    .01           --
  Net gains or losses on securities (both
    realized
    and unrealized)............................       2.05(b)       (.86)(b)   (2.80)    1.09(b)    .54         (1.36)(b)
                                                 -----------------------------------------------------------------------------
  Total from investment operations.............       2.07          (.80)     (2.79)     1.07       .55         (1.36)
                                                 -----------------------------------------------------------------------------
  Less distributions
    Dividends
      From net investment income...............         --            --         --        --       .01            --
      In excess of net investment income.......         --            --        .01        --        --            --
    Distributions
      From capital gains.......................         --            --        .30        --       .10            --
      In excess of capital gains...............         --            --        .20        --       .03            --
                                                 -----------------------------------------------------------------------------
    Total distributions........................         --            --        .51        --       .14            --
                                                 -----------------------------------------------------------------------------
Net asset value, end of period.................     $ 8.09       $  6.02    $  6.82    $10.12    $ 9.05       $  8.64
                                                 -----------------------------------------------------------------------------
                                                 -----------------------------------------------------------------------------
Total return (%)...............................      34.39(c)     (11.67)(d)  (27.42)(d)  11.83(d)   6.40(d)      (13.50)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).......     $6,013       $ 5,487    $ 8,584    $9,925    $3,435       $   611
Ratio of expenses to average net assets(e)
  With expense reimbursement (%)...............       2.28(f)       2.18       2.31      2.45      2.55          2.20 (f)
  Without expense reimbursement (%)............       3.29(f)       3.47       2.39      2.82      7.18         20.74 (f)
Ratio of net investment income (loss) to
  average net assets (%)(a)....................        .58(f)        .88        .09      (.23)      .24           .52 (f)
Portfolio turnover rate (%)....................         28            47         42        27        14            --

--------------------------------------------------------------------------------

                                                                                    CLASS B
                                                 -----------------------------------------------------------------------------
                                                 for the six                                               for the period
                                                 months ended                                             November 1, 1994
                                                   June 30,                for the year ended              (commencement)
                                                 (unaudited)                  December 31,                to December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                     1999         1998       1997       1996      1995          1994
SELECTED PER SHARE DATA                          -----------------------------------------------------------------------------
Net asset value, beginning of period...........     $ 5.93       $  6.77    $ 10.04    $ 9.05    $ 8.64       $ 10.00
                                                 -----------------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)..............        (--)(b)       .01(b)    (.06)     (.06)(b)   (.02)          -- (b
  Net gains or losses on securities (both
    realized
    and unrealized)............................       2.01(b)       (.85)(b)   (2.76)    1.05(b)    .51         (1.36)(b)
                                                 -----------------------------------------------------------------------------
  Total from investment operations.............       2.01          (.84)     (2.82)      .99       .49         (1.36)
                                                 -----------------------------------------------------------------------------
  Less distributions
    Dividends
      From net investment income...............         --            --         --        --        --            --
      In excess of net investment income.......         --            --        .01        --        --            --
    Distributions
      From capital gains.......................         --            --        .28        --       .08            --
      In excess of capital gains...............         --            --        .16        --        --            --
                                                 -----------------------------------------------------------------------------
    Total distributions........................         --            --        .45        --       .08            --
                                                 -----------------------------------------------------------------------------
Net asset value, end of period.................     $ 7.94       $  5.93    $  6.77    $10.04    $ 9.05       $  8.64
                                                 -----------------------------------------------------------------------------
                                                 -----------------------------------------------------------------------------
Total return (%)...............................      33.90(c)     (12.35)(d)  (27.93)(d)  10.95(d)   5.62(d)      (13.60)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).......     $7,535       $ 6,145    $ 8,488    $6,269    $  945       $   121
Ratio of expenses to average net assets(e)
  With expense reimbursement (%)...............       2.93(f)       2.96       3.09      3.20      3.30          2.95 (f)
  Without expense reimbursement (%)............       3.94(f)       4.25       3.17      3.57      7.93         21.49 (f)
Ratio of net investment income (loss) to
  average net assets (%)(a)....................       (.07)(f)       .10       (.69)     (.98)     (.51)         (.23)(f)
Portfolio turnover rate (%)....................         28            47         42        27        14            --

-------------------------------------------------------------

                        CLASS C
-----------------------------------------------------------
for the six                            for the period
months ended                           April 30, 1996
  June 30,     for the year ended      (commencement)
(unaudited)       December 31,         to December 31,
-----------------------------------------------------------
    1999        1998        1997            1996
-----------------------------------------------------------
  $  5.96      $  6.79     $ 10.06         $  9.89
-----------------------------------------------------------
      (--)(b)      .01(b)     (.07)           (.02)(b)
     2.02 (b)     (.84)(b)   (2.76)            .19 (b
-----------------------------------------------------------
     2.02         (.83)      (2.83)            .17
-----------------------------------------------------------
       --           --          --              --
       --           --         .01              --
       --           --         .27              --
       --           --         .16              --
-----------------------------------------------------------
       --           --         .44              --
-----------------------------------------------------------
  $  7.98      $  5.96     $  6.79         $ 10.06
-----------------------------------------------------------
-----------------------------------------------------------
    33.89 (c)   (12.16)(d)  (28.01)(d)         1.73 (c
  $ 3,993      $ 2,641     $ 2,420         $ 1,854
     2.87 (f)     2.96        3.12            3.16 (f)
     3.88 (f)     4.25        3.20            3.53 (f)
     (.07)(f)      .10        (.72)           (.94)(f)
       28           47          42              27

-----------------------------------
                         (a) Net investment income (loss) is net of expenses reimbursed by Manager.
                         (b) Based on average shares outstanding.
                         (c) Total return represents aggregate total return and does not reflect a sales charge.
                         (d) Total return does not reflect a sales charge.
                         (e) Beginning in 1995, total expenses include fees paid
                             indirectly, if any, through an expense
                             offset arrangement.
                         (f)  Annualized.

           ADVISOR CLASS
  -----------------------------------
  for the six     for the period
  months ended    April 30, 1998
    June 30,      (commencement)
  (unaudited)    to December 31,
  -----------------------------------
      1999             1998
  -------------------------------
    $  6.05          $  7.48
  -----------------------------------
        .04(b)           .04 (b)
       2.05(b)         (1.47)(b)
  -----------------------------------
       2.09            (1.43)
  -----------------------------------
         --               --
         --               --
         --               --
         --               --
  -----------------------------------
         --               --
  -----------------------------------
    $  8.14          $  6.05
  -----------------------------------
  -----------------------------------
      34.55(c)        (19.06)(c)
    $   120          $    82
       1.76(f)          1.68 (f)
       2.77(f)          2.97 (f)
       1.10(f)          1.38 (f)
         28               47

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

--------------------------------------------------------------------------------
IVY DEVELOPING NATIONS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Developing Nations Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 1999, Board valued securities amounted to $247,053 (1.4% of net assets) and have been noted as such in the portfolio of investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 1999, the interest rate was 4.25%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $6,641,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund, prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accord-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $1,512.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $6,350, $31,159 and $13,548, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp.("IMSC"), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $14,200, $14,245, $5,435 and $165, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
       CLASS A          SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................    89,799   $   669,191    339,762   $ 1,889,391
Issued on
 reinvestment of
 distributions.......        --            --        449         2,705
Repurchased..........  (257,509)   (1,539,185)  (688,352)   (4,041,641)
                       --------   -----------   --------   ----------- ---
Net decrease.........  (167,710)  $  (869,994)  (348,141)  $(2,149,545)
                       ========   ===========   ========   =========== ===

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
       CLASS B          SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................    71,653   $   478,361    249,973   $ 1,513,934
Issued on
 reinvestment of
 distributions.......        --            --        414         2,490
Repurchased..........  (158,673)     (996,216)  (469,091)   (2,766,353)
                       --------   -----------   --------   ----------- ---
Net decrease.........   (87,020)  $  (517,855)  (218,704)  $(1,249,929)
                       ========   ===========   ========   =========== ===










                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
       CLASS C          SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................   149,645   $ 1,101,944    240,773   $ 1,338,143
Issued on
 reinvestment of
 distributions.......        --            --        106           548
Repurchased..........   (92,630)     (574,143)  (153,701)     (902,679)
                       --------   -----------   --------   ----------- ---
Net increase.........    57,015   $   527,801     87,178   $   436,012
                       ========   ===========   ========   =========== ===

                                                      FOR THE PERIOD
                          SIX MONTHS ENDED            APRIL 30, 1998
                           JUNE 30, 1999              (COMMENCEMENT)
                            (UNAUDITED)            TO DECEMBER 31, 1998
--------------------------------------------------------------------------
    ADVISOR CLASS       SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................    29,000   $   213,530     14,503   $    95,403
Issued on
 reinvestment of
 distributions.......        --            --          9            54
Repurchased..........   (27,770)     (206,246)    (1,013)       (5,000)
                       --------   -----------   --------   ----------- ---
Net increase.........     1,230   $     7,284     13,499   $    90,457
                       ========   ===========   ========   =========== ===

03IDNF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY SOUTH AMERICA FUND

      MARKET COMMENTARY

         In our view, the fundamentals governing         the emergency fiscal package implemented
         South American economies and equity             at the time of the devaluation is
         markets have improved substantially since       producing positive results. Analysts'
         the beginning of the year. The devalua-         expectations for growth for 1999 have been
         tion of the Brazilian currency, the real,       upgraded significantly, from projections
         at the end of January was viewed by many        of a wrenching contraction to flat or
         analysts as the final event of the              slightly positive growth. And, our
         emerging market crisis that started with        research indicates a recovery of growth in
         the devaluation of the Thai currency, the       excess of 3% in 2000.
         baht, two years ago. With the end of the
         crisis, it appears that previously gun-              The absence of a big increase in
         shy investors have started to venture back      postdevaluation inflation has allowed a
         into riskier asset classes. According to        steady reduction in interest rates from
         our research, commodity prices have             crisis levels. Barring any additional
         improved. And, capital flows to South           external shock, we expect additional
         America have increased, although they           interest rate declines that could bring
         remain well below precrisis levels. These       rates to below 20%, a 25-year low, by
         improvements in both global and regional        year-end. In addition to stimulating
         fundamentals have been reflected in share       economic activity, we believe that
         prices, with markets across the region          interest rate cuts would be extremely
         posting double-digit returns for the first      positive for share prices, as domestic
         half of 1999.                                   investors reallocate from fixed income
                                                         into equities. According to our research,
              Our research indicates that Brazil,        the Brazilian market, trading at 11 times
         which represents 55% of the holdings of         estimated 1999 earnings, is at a 20%
         the Ivy South America Fund, has                 discount to the rest of the region,
         experienced the most dramatic turnaround        despite this year's depressed earnings. In
         in the region. Since the devaluation of         addition to offering the best value of the
         the real at the end of January, it appears      bigger markets in the region on current
         that market sentiment turned from pessi-        year earnings, in our view, the Brazilian
         mism to optimism as the worst-case              market will also offer the most leverage
         scenario that many market participants          to earnings recovery in 2000.
         predicted failed to materialize. We
         believe that, while challenges remain,               Argentina, which comprises 15% of Fund
         prospects for the Brazilian market are          assets, has perhaps been hardest hit by
         improving. In our view,                         the recent crisis. The Brazilian
                                                         devaluation served to

2
[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY SOUTH AMERICA FUND
--------------------------------------------------------------------------------

deepen a recession that had, in large part, been initially triggered by the Asian crisis and depressed commodity prices. Despite Argentina's current economic difficulties, Brazil's currency crisis has had a much milder impact on the Argentine economy than the December 1994 Mexican peso crisis did--indicating some of the progress that has been made in recent years. Although the bulk of Argentina's privatization program was completed in 1993 and 1994, asset sales continue in banking, oil and water, and could bring in significant revenues in 1999. Since the Tequila crisis, structural reforms, particularly in the banking sector, have dramatically increased Argentina's ability to withstand external shocks. While short-term prospects are somewhat clouded by uncertainty surrounding upcoming presidential elections, we believe that longer-term prospects for the economy remain sound. The country remains popular with multinational businesses seeking a toehold in the region, as demonstrated by Repsol's $16 billion bid for Argentine oil giant YPF earlier this year.

     Chile also continues to suffer from the aftereffects of last year's crisis, when a sharp downturn in Asian demand and a fall in copper prices triggered the country's first recession in 15 years. However, we believe a turnaround is in sight. We expect the current slowdown to ease by the end of 1999, as the central bank's most recent 75 basis point reduction in interest rates reaches the domestic economy. In our view, increased demand from Asia, which represents 27% of Chilean exports, should also be supportive of Chile's economy, as will improving copper prices, which make up 40% of the country's exports. While the market has responded positively to recent rate cuts and improvements in Chile's trade prospects, we believe the market still offers value on a selective basis. As of June 30, 1999, Chile represented 17% of the Ivy South America Fund.

     The Andean markets of Colombia, Peru and Venezuela also offer attractive valuations. On a collective basis, they are trading at a 30% discount to the rest of the region. We remain cautious regarding Colombia, due to uncertainty surrounding peace talks and bank-sector reforms. However, we continue to look for opportunities to increase the Ivy South America Fund's exposure to Peru (currently 5.5% of Fund assets) and Venezuela (2.3%). We believe that Peru is particularly interesting as the economy recovers from the effects of El Nino, which hit the country's fishing industry particularly hard, and depressed Asian demand, as well.

     South American markets have posted strong performance since the beginning of the year, as investors apparently anticipate the brighter prospects ahead for the region as a whole. In our view, improvements in both the domestic and global environments have substantially lowered the risks associated with investment in the region. But, despite a recovery in share prices since the beginning of the year, South American markets continue to trade 30% below 1997 levels. We believe that at a discount of over 50% to the US market, equity markets in the region represent good value.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
     EQUITY SECURITIES -- 96.35%         SHARES       VALUE
--------------------------------------------------------------
ARGENTINA -- 15.67%
Banco de Galicia y Buenos Aires S.A.
  de C.V.............................      10,957   $   56,217
Banco Frances S.A. (with 7,500
  rights)(a).........................       7,500       48,756
Bansud S.A. -- Class B Shares(a).....       8,809       22,466
Inversiones y Representaciones S.A.
  (IRSA).............................      14,936       46,009
Perez Companc S.A. -- Class B........      10,555       61,227
Quilmes Industrial S.A...............       2,830       35,021
Telecom Argentina S.A. Sponsored
  ADR................................       2,700       72,225
Telefonica de Argentina
  S.A. -- Sponsored ADR..............       2,700       84,713
                                                    ----------
                                                       426,634
                                                    ----------
BRAZIL -- 52.71%
Aracruz Celulose S.A. ADR............       1,750       38,500
Banco Bradesco S.A. Preferred........   8,636,032       43,157
Banco Itau S.A.......................      97,000       49,514
Centrais Electricas Brasileiras S.A.
  (Electrobras) Preferred............   4,808,000       96,814
Cia Brasileira de Distribuicao Grupo
  Pao de Acucar......................   4,600,000       85,490
Cia Cervejaria Brahma Preferred......      92,551       52,097
Cia Energeti ca de Minas Gerais
  (Cemig) Preferred..................   3,368,933       70,687
Cia Paranaense de Energia (COPEL)....   6,800,000       33,752
Cia Paulista de Forca e Luz (CPFL)
  (with 5,046 Dividend Preferred
  Receipts)..........................     350,000       22,420
Cia Saneamento Basico (SABESP).......     320,030       26,174
Cia Siderurgica de Tubarao
  Preferred..........................   3,400,000       36,724
Cia Vale do Rio Doce -- Preferred A
  (with 8,300 nontradeable
  debentures(a)).....................       4,900       96,179
Elevadores Atlas S.A. 144A...........       4,000       56,629
Embratel Participacoes S.A. -- ADR...       2,600       36,075
Gerdau S.A...........................   2,200,000       36,606
Light Servicos de Eletricidade
  S.A................................     230,153       18,550
Petroleo Brasileiro S.A.
  (Petrobras)........................   1,139,000      176,669
Rossi Residencial S.A. GDR...........      10,000       12,188
Tam -- Cia de Invetimentos em
  Transportes Preferred(a)(b)........   2,450,000       65,791
Tele Centro Oeste Celular
  Participacoes S.A. -- Preferred....  20,000,000       24,817
Tele Centro Sul Participacoes
  S.A. -- ADR........................         520       28,860
Tele Norte Leste Participacoes
  S.A. -- ADR........................       2,600       48,263
Tele Sudeste Celular Participacoes
  S.A. -- ADR........................         520       15,080
Telecomunicacoes de Minas Gerais
  (Telemig) -- Preferred B...........     582,043       14,412
Telecomunicacoes de Sao Paulo S.A.
  (Telesp) Preferred.................     591,796       69,429
Telemig Celular Participacoes
  S.A. -- ADR........................         130        3,201
Telesp Celular S.A. Preferred B......     673,807       34,204
Telesp Participacoes S.A. -- ADR.....       2,600       59,475
Uniao de Bancos Brasileiros S.A
  (Unibanco) -- Units................   1,189,847       53,689
Usinas Siderurgicas de Minas Gerais
  S.A. Preferred (USIMINAS)..........       9,010       30,288
                                                    ----------
                                                     1,435,734
                                                    ----------
CHILE -- 16.36%
A.F.P. Provida S.A. -- Sponsored
  ADR................................       2,100   $   46,200
Antofagasta Holdings plc.............      11,700       54,406

--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
--------------------------------------------------------------
Banco Santander Chile Sponsored
  ADR................................       2,100       32,550
Cristalerias de Chile Sponsored
  ADR................................       2,600       40,138
Empresa Nacional Electricidad S.A. --
  Sponsored ADR......................       2,793       33,865
Gener S.A. Sponsored ADR.............       1,728       30,672
Laboratorio Chile S.A. ADR...........       2,500       45,000
Madeco S.A. Sponsored ADR............       3,700       37,463
Sociedad Quimica y Minera de Chile
  S.A. Sponsored ADR.................       1,100       38,913
Vina Concha y Toro S.A. Sponsored
  ADR................................       2,400       86,400
                                                    ----------
                                                       445,607
                                                    ----------
COLUMBIA -- 1.48%
Bancolombia S.A. Sponsored ADR.......       6,100       28,975
Cementos Diamante GDR 144A...........       8,300       11,413
                                                    ----------
                                                        40,388
                                                    ----------
MEXICO -- 2.36%
Panamerican Beverages Inc............       2,700       64,294
                                                    ----------
PERU -- 5.47%
Banco Wiese ADR......................       7,200        8,550
Credicorp Limited....................       5,273       58,003
Southern Peru Copper Corp............       1,900       27,431
Telefonica del Peru S.A. -- Class
  B..................................      36,600       54,976
                                                    ----------
                                                       148,960
                                                    ----------
VENEZUELA -- 2.30%
Cia Anonima Nacional Telefonos de
  Venezuela (CANTV) ADR..............       2,300       62,671
                                                    ----------
TOTAL INVESTMENTS -- 96.35%
  (Cost -- $3,348,784)(c)............                2,624,288
OTHER ASSETS, LESS LIABILITIES -- 3.65%                 99,446
                                                    ----------
NET ASSETS -- 100%...................               $2,723,734
                                                    ==========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Securities valued in good faith by the
    Valuation Committee of the Board of Trustees.
    See Note 1 to the Financial Statements.
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION
At June 30, 1999, net unrealized depreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation................   $  302,196
    Gross unrealized depreciation................   (1,026,692)
                                                    ----------
        Net unrealized depreciation..............   $ (724,496)
                                                    ==========
Purchases and sales of securities other than short-term
obligations aggregated $62,942 and $523,432, respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

4
[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY SOUTH AMERICA FUND
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $3,348,784).......  $2,624,288
Cash........................................................      68,224
Receivables
 Fund shares sold...........................................         100
 Dividends and interest.....................................      25,410
 Manager for expense reimbursement..........................      13,362
Deferred organization expenses..............................       4,105
Other assets................................................      13,103
                                                              ----------
 Total assets...............................................   2,748,592
                                                              ----------
LIABILITIES
Payables
 Fund shares repurchased....................................       1,793
 Management fee.............................................       2,224
 12b-1 service and distribution fees........................       1,370
 Other payables to related parties..........................       3,366
Accrued expenses............................................      16,105
                                                              ----------
 Total liabilities..........................................      24,858
                                                              ----------
NET ASSETS..................................................  $2,723,734
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($1,609,061/247,115 shares outstanding)...................  $     6.51
                                                              ==========
Maximum offering price per share ($6.51 x 100/94.25)*.......  $     6.91
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
 share ($990,069/154,313 shares outstanding)................  $     6.42
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
 share ($124,604/19,540 shares outstanding).................  $     6.38
                                                              ==========
NET ASSETS CONSIST OF
 Capital paid-in............................................  $4,210,269
 Accumulated net realized loss on investments and foreign
   currency transactions....................................    (861,161)
 Undistributed net investment income........................     103,007
 Net unrealized depreciation on investments and foreign
   currency transactions....................................    (728,381)
                                                              ----------
NET ASSETS..................................................  $2,723,734
                                                              ==========

 *  On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
 Dividends, net of $6,878 foreign taxes withheld............            $    57,194
 Interest...................................................                  1,314
                                                                        -----------
                                                                             58,508
                                                                        -----------
EXPENSES
 Management fee.............................................  $12,801
 Transfer agent.............................................    8,742
 Administrative services fee................................    1,280
 Custodian fees.............................................   20,082
 Blue Sky fees..............................................   14,354
 Auditing and accounting fees...............................    9,225
 Shareholder reports........................................    3,040
 Amortization of organization expenses......................    6,176
 Fund accounting............................................    9,975
 Trustees' fees.............................................    3,977
 12b-1 service and distribution fees........................    6,978
 Legal......................................................   11,754
 Other......................................................      374
                                                                        -----------
                                                                            108,758
 Expenses reimbursed by Manager.............................                (76,818)
                                                                        -----------
   Net expenses.............................................                 31,940
                                                                        -----------
NET INVESTMENT INCOME.......................................                 26,568
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 TRANSACTIONS
 Net realized loss on investments and foreign currency
   transactions.............................................               (191,928)
 Net change in unrealized depreciation on investments and
   foreign currency transactions............................                524,481
                                                                        -----------
   Net gain on investment transactions......................                332,553
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $   359,121
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                              ------------   ------------
                                                                  1999           1998
                                                              ------------   ------------
DECREASE IN NET ASSETS
Operations
  Net investment income.....................................  $    26,568    $     87,659
  Net realized loss on investments and foreign currency
    transactions............................................     (191,928)       (677,203)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................      524,481      (1,807,210)
                                                              -----------    ------------
    Net increase (decrease) resulting from operations.......      359,121      (2,396,754)
                                                              -----------    ------------
Class A distributions
  Dividends from capital gains..............................           --         (44,650)
                                                              -----------    ------------
    Total distributions to Class A shareholders.............           --         (44,650)
                                                              -----------    ------------
Class B distributions
  Dividends from capital gains..............................           --         (28,480)
                                                              -----------    ------------
    Total distributions to Class B shareholders.............           --         (28,480)
                                                              -----------    ------------
Class C distributions
  Dividends from capital gains..............................           --          (4,060)
                                                              -----------    ------------
    Total distributions to Class C shareholders.............           --          (4,060)
                                                              -----------    ------------
Fund share transactions (Note 5)
  Class A...................................................     (247,158)     (2,470,662)
  Class B...................................................     (110,946)     (1,266,307)
  Class C...................................................      (35,037)       (184,076)
                                                              -----------    ------------
    Net decrease resulting from Fund share transactions.....     (393,141)     (3,921,045)
                                                              -----------    ------------
TOTAL DECREASE IN NET ASSETS................................      (34,020)     (6,394,989)
NET ASSETS
  Beginning of period.......................................    2,757,754       9,152,743
                                                              -----------    ------------
  END OF PERIOD.............................................  $ 2,723,734    $  2,757,754
                                                              ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $   103,007    $     76,439
                                                              ===========    ============

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                for the six                                                   for the period
                                               months ended                                                  November 1, 1994
                                                 June 30,                  for the year ended                 (commencement)
                                                (unaudited)                   December 31,                   to December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                   1999           1998       1997       1996       1995            1994
SELECTED PER SHARE DATA                        ----------------------------------------------------------------------------------
Net asset value, beginning of period.........    $   5.58       $   8.96    $  8.51    $  6.88    $  8.37        $ 10.00
                                               ----------------------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment (loss)(a)...................         .08(b)         .21        .06        .01        .01             --
  Net gains or losses on securities (both
    realized
    and unrealized)..........................         .85(b)       (3.44)       .53       1.66      (1.45)         (1.63)(b)
                                               ----------------------------------------------------------------------------------
  Total from investment operations...........         .93          (3.23)       .59       1.67      (1.44)         (1.63)
                                               ----------------------------------------------------------------------------------
  Less distributions
  Dividends from net investment income.......          --             --        .04         --         --             --
  Distributions from capital gains...........          --            .15        .10        .04         --             --
  Returns of capital.........................          --             --         --         --        .05             --
                                               ----------------------------------------------------------------------------------
    Total distributions......................          --            .15        .14        .04        .05             --
                                               ----------------------------------------------------------------------------------
Net asset value, end of period...............    $   6.51       $   5.58    $  8.96    $  8.51    $  6.88        $  8.37
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------------------------------------------------------
Total return (%).............................       16.67(c)      (36.07)(d)   7.03(d)   24.22(d)  (17.28)(d)     (16.10)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).....    $  1,609       $  1,638    $ 5,671    $ 4,016    $ 2,015        $   571
Ratio of expenses to average net assets(e)
  With expense reimbursement (%).............        2.16(f)        2.38       2.45       2.55       2.61           2.20 (f)
  Without expense reimbursement (%)..........        8.16(f)        5.09       3.18       4.89       9.26          16.22 (f)
Ratio of net investment income (loss) to
  average net assets (%)(a)..................        2.41(f)        1.96        .65        .24        .22            .21 (f)
Portfolio turnover rate (%)..................           3             26         10         20         45             82

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Based on average shares outstanding
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Total return does not reflect a sales charge.
(e) Beginning in 1995, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(f) Annualized

                                                                               7

--------------------------------------------------------------------------------

                      CLASS B                                                                  CLASS C
--------------------------------------------------------------------------------------------------------------------------------
for the six                                            for the period    for the six                         for the period
month ended                                           November 1, 1994   month ended                         April 30, 1996
 June 30,              for the year ended              (commencement)     June 30,     for the year ended    (commencement)
(unaudited)               December 31,                to December 31,    (unaudited)      December 31,       to December 31,
--------------------------------------------------------------------------------------------------------------------------------
   1999        1998      1997      1996      1995           1994            1999        1998        1997          1996
--------------------------------------------------------------------------------------------------------------------------------
  $  5.52     $  8.94   $  8.48   $  6.88   $   8.37      $ 10.00          $  5.48     $  8.89     $  8.46       $  7.96
--------------------------------------------------------------------------------------------------------------------------------
      .05(b)      .12      (.01)     (.03)(b)   (.02)(b)     (.01)(b)          .05(b)      .12        (.02)         (.02)
      .85(b)    (3.39)      .53      1.63(b)   (1.47)(b)    (1.62)(b)          .85(b)    (3.38)        .53           .55
--------------------------------------------------------------------------------------------------------------------------------
      .90       (3.27)      .52      1.60      (1.49)       (1.63)             .90       (3.26)        .51           .53
--------------------------------------------------------------------------------------------------------------------------------

       --          --        --        --        --            --               --          --          --            --
       --         .15       .06        --        --            --               --         .15         .08           .03
       --          --        --        --        --            --               --          --          --            --
--------------------------------------------------------------------------------------------------------------------------------
       --         .15       .06        --        --            --               --         .15         .08           .03
--------------------------------------------------------------------------------------------------------------------------------
  $  6.42     $  5.52   $  8.94   $  8.48   $  6.88       $  8.37          $  6.38     $  5.48     $  8.89       $  8.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
    16.30(c)   (36.59)(d)  6.18(d)  23.26(d) (17.90)(d)    (16.20)(c)        16.42(c)   (36.69)(d)    6.06(d)       6.66(c)
  $   990     $   972   $ 3,028   $ 2,025   $   684       $   122          $   125     $   148     $   453       $   111
     3.01(f)     3.18      3.23      3.33      3.36          2.95(f)          3.02(f)     3.21        3.30          3.46(f)
     9.01(f)     5.89      3.96      5.67     10.01         16.97(f)          9.02(f)     5.92        4.03          5.80(f)
         (f)
     1.56        1.16      (.13)     (.54)     (.53)         (.54)(f)         1.55(f)     1.13        (.20)         (.68)(f)
        3          26        10        20        45            82                3          26          10            20

    The accompanying notes are an integral part of the financial statements.

8
[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY SOUTH AMERICA FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy South America Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 1999, Board valued securities amounted to $65,791 (2.4% of net assets) and have been noted as such in the portfolio of investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $529,000 as of December 31, 1998, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained

                                                                              9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $68.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $1,941, $4,460 and $577, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. -- (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $5,006, $3,302, and $434, for Class A, Class B and Class C respectively, are reflected as Transfer agent in the Statement of Operations.

10

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY SOUTH AMERICA FUND
--------------------------------------------------------------------------------

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

The Fund primarily invests in equity securities of companies in South America. Therefore, the Fund is more susceptible to factors adversely affecting securities in South America than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B and Class C were as follows:

                         SIX MONTHS ENDED
                          JUNE 30, 1999               YEAR ENDED
                           (UNAUDITED)            DECEMBER 31, 1998
--------------------------------------------------------------------
       CLASS A          SHARES     AMOUNT      SHARES      AMOUNT
--------------------------------------------------------------------
Sold.................    54,751   $ 333,536    131,225   $ 1,039,478
Issued on
 reinvestment of
 distributions.......        --          --      6,020        34,396
Repurchased..........  (101,352)   (580,694)  (476,199)   (3,544,536)
                       --------   ---------   --------   -----------
Net decrease.........   (46,601)  $(247,158)  (338,954)  $(2,470,662)
                       ========   =========   ========   ===========

                         SIX MONTHS ENDED
                          JUNE 30, 1999               YEAR ENDED
                           (UNAUDITED)            DECEMBER 31, 1998
--------------------------------------------------------------------
       CLASS B          SHARES     AMOUNT      SHARES      AMOUNT
--------------------------------------------------------------------
Sold.................     8,098   $  46,246     27,768   $   209,828
Issued on
 reinvestment of
 distributions.......        --          --      3,019        16,992
Repurchased..........   (29,906)   (157,192)  (193,307)   (1,493,127)
                       --------   ---------   --------   -----------
Net decrease.........   (21,808)  $(110,946)  (162,520)  $(1,266,307)
                       ========   =========   ========   ===========

                         SIX MONTHS ENDED
                          JUNE 30, 1999               YEAR ENDED
                           (UNAUDITED)            DECEMBER 31, 1998
--------------------------------------------------------------------
       CLASS C          SHARES     AMOUNT      SHARES      AMOUNT
--------------------------------------------------------------------
Sold.................     5,476   $  30,068      3,891   $    32,908
Issued on
 reinvestment of
 distributions.......        --          --        161           902
Repurchased..........   (12,902)    (65,105)   (28,074)     (217,886)
                       --------   ---------   --------   -----------
Net decrease.........    (7,426)  $ (35,037)   (24,022)  $  (184,076)
                       ========   =========   ========   ===========

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03ISAF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY US BLUE CHIP FUND

      MARKET COMMENTARY

         The US stock market has continued to            an overheated economy, the fear of
         perform well in 1999 and has extended its       inflation and the fear of higher interest
         multiyear bull market trend. The Dow Jones      rates. Although we believe that any one of
         Industrial Average has moved well past          these concerns can easily cause the market
         10,000, and, in our view, it now appears        to correct 10% or more, in our view,
         that investors are viewing 10,000 as the        experience indicates that it is best to
         floor to the market instead of the              keep focused on the long-term trend of the
         ceiling. Moreover, as opposed to the            market, and to view corrections as major
         narrow advances the market experienced in       buying opportunities.
         recent years that singularly favored
         large-capitalization growth stocks,             In our view, long-term investors have many
         according to our research, this year's          reasons to remain optimistic. We believe
         move has broadened to include other             the threat of a significant rise in
         sectors, such as cyclical,                      inflation is remote. Historically,
         small-capitalization and international          monetary growth in the US has presaged low
         securities.                                     inflation. We believe the recent rise in
                                                         interest rates is likely to reverse once
              In our view, many of the concerns          the market accepts and reflects a low-
         expressed by investors early in the year        inflation environment. The economy
         have dissipated. According to our               continues to grow, which, we believe,
         research, earnings growth has not slowed.       should support higher corporate profits.
         The narrow scope of the market has              Further, we believe that the increasing
         broadened. Weakness in foreign economies        need for baby boomers to invest for
         has not caused the US economy to slow.          retirement should provide a positive
         Rather, it seems that the strength in the       influence on stock prices.
         US economy and US stock market has buoyed
         overseas economies and markets. In our          The Ivy US Blue Chip Fund benefited from
         view, the fear of deflation has subsided,       rising equity prices during the first half
         and the fear of financial-market collapse       of 1999. The Fund was invested primarily
         has been replaced by the fear that              in high-quality, large-cap companies that
         financial markets are overvalued. Our           hold leading positions in their indus-
         research also indicates that the fear of        tries or we believe are expected to be
         overvaluation, which has existed since the      leaders in the future.
         Dow passed 6,000, was unfounded.
                                                         The Fund continues to be managed in
              In 1999, the investment community has      accordance with a disciplined investment
         given birth to new fears. We now witness        philosophy, the key to which is stock
         the fear of                                     selection. Typically, the manager makes no

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

attempt to time the market. Therefore, the Fund is fully invested at all times and the manager ignores short-term market volatility. During the first half of 1999, cash positions within the Fund were held to a minimum, generally less than 2%.

     When selecting companies for the Fund's portfolio, the manager divides the stock market into nine broad economic sectors, and the weightings within the Fund approximate the weighting of each sector within the market, as represented by the S&P 500 Index. Since there is no attempt to time the market or to make sector bets, the manager focuses entirely on selecting the appropriate individual securities in which the Fund invests. The manager utilizes an equity style that is a blend of growth and value stocks. The Fund is invested in companies that, in the judgment of the manager, have had a proven and consistent record of earnings profitability, but whose prices do not adequately reflect the underlying profitability of the companies. The profitability of each company is compared to the patterns of that company's industry to account for normal cyclicality.

     In addition to earnings profitability, the manager also considers dividend-paying ability, financial strength, trading liquidity and technical readings. Normally, the Ivy US Blue Chip Fund maintains a portfolio with below-market price to earnings ratio, and an above-market return on equity. However, individual companies within the Fund may possess diagnostics that are different from the overall Fund due to the dominance of the company within its industry or to the nature of the industry itself.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
COMMON STOCKS -- 98.99%                 SHARES        VALUE
--------------------------------------------------------------
BASIC INDUSTRIES -- 4.64%
Georgia-Pacific Group................      2,700   $   127,913
PPG Industries, Inc..................      2,600       153,563
Praxair, Inc.........................      3,700       181,069
Southwest Airlines Co................      3,100        96,488
                                                   -----------
                                                       559,033
                                                   -----------
CAPITAL GOODS -- 8.46%
AlliedSignal Inc.....................      1,600       100,800
General Electric Company.............      2,200       248,600
Honeywell Inc........................      2,000       231,750
Tyco International Ltd...............      2,500       236,875
United Technologies Corporation......      2,800       200,725
                                                   -----------
                                                     1,018,750
                                                   -----------
CONSUMER CYCLICAL -- 8.90%
Ford Motor Company...................      2,100       118,519
Gap, Inc. (The)......................      3,150       158,681
General Motors Corporation...........      2,500       165,000
Goodyear Tire & Rubber Co. (The).....      3,200       188,200
Lowe's Companies, Inc................      2,500       141,719
May Department Stores Co. (The)......      2,500       102,188
Tommy Hilfiger Corporation(a)........      2,700       198,450
                                                   -----------
                                                     1,072,757
                                                   -----------
CONSUMER STAPLES -- 12.24%
Anheuser-Busch Companies, Inc........      3,400       241,188
Avon Products, Inc...................      3,100       172,050
Coca-Cola Company (The)..............      2,300       143,750
Colgate-Palmolive Company............      2,200       217,250
General Mills, Inc...................      1,700       136,638
H.J. Heinz Company...................      2,700       135,338
PepsiCo, Inc.........................      2,500        96,719
Proctor & Gamble Company, (The)......      1,600       142,800
Wm. Wrigley Jr. Company..............      2,100       189,000
                                                   -----------
                                                     1,474,733
                                                   -----------
ENERGY -- 6.00%
Atlantic Richfield Company (ARCO)....      2,200       183,838
Chevron Corporation..................      1,700       161,818
Exxon Corporation....................        600        46,275
Mobil Corporation....................      1,700       168,300
Texaco Inc...........................      2,600       162,500
                                                   -----------
                                                       722,731
                                                   -----------
FINANCIAL SERVICES -- 16.24%
American International Group, Inc....      1,300       152,181
Bank of America Corporation..........      2,500       183,280
Bank of New York Company, Inc.,
  (The)..............................      3,700       135,743
Bank One Corporation.................      2,600       154,862
Chase Manhattan Corporation, (The)...      1,900       164,587
Fannie Mae...........................      1,800       123,075
First Union Corporation..............      2,100        98,700
Mellon Bank Corporation..............      4,500       163,688
Merrill Lynch & Co., Inc.............      2,700       215,831
Morgan Stanley Dean Witter & Co......      2,900       297,250
Providian Financial Corporation......      1,400       130,900
Wells Fargo Company..................      3,200       136,800
                                                   -----------
                                                     1,956,897
                                                   -----------

--------------------------------------------------------------
--------------------------------------------------------------
COMMON STOCKS                           SHARES        VALUE
HEALTHCARE -- 11.10%
Abbott Laboratories..................      4,600   $   209,300
American Home Products Corporation...      3,700       212,750
Bristol-Myers Squibb Company.........      3,200       225,400
Johnson & Johnson....................      2,400       235,200
Merck & Co, Inc......................      3,000       222,000
Schering-Plough Corporation..........      4,400       233,200
                                                   -----------
                                                     1,337,850
                                                   -----------
TECHNOLOGY -- 20.40%
Altera Corporation(a)................      4,000       147,250
Applied Materials, Inc.(a)...........      2,700       199,463
Cisco Systems, Inc.(a)...............      2,200       141,900
Dell Computer Corporation(a).........      3,200       118,400
Equifax Inc..........................      3,400       121,337
Intel Corporation....................      4,800       285,600
International Business Machines
  Corp...............................      3,000       387,750
Microsoft Corporation(a).............      2,800       252,525
Novellus Systems, Inc.(a)............      2,900       197,925
Sun Microsystems, Inc.(a)............      3,600       247,950
Texas Instruments Inc................      1,200       174,000
Xerox Corporation....................      3,100       183,094
                                                   -----------
                                                     2,457,194
                                                   -----------
UTILITIES -- 11.01%
ALLTEL Corporation...................      2,900       207,350
AT&T Corporation.....................      4,400       245,575
Bell Atlantic Corporation............      3,200       209,200
BellSouth Corporation................      4,100       192,187
Duke Energy Corporation..............      2,500       135,937
SBC Communications Inc...............      3,600       208,800
Southern Company, (The)..............      4,800       127,200
                                                   -----------
                                                     1,326,249
                                                   -----------
TOTAL INVESTMENTS -- 98.99%
  (Cost -- $10,957,970)(b)...........               11,926,194
OTHER ASSETS, LESS
  LIABILITIES -- 1.01%...............                  121,918
                                                   -----------
NET ASSETS -- 100%...................              $12,048,112
                                                   ===========
(a) Non-income producing security
(b) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 1,103,095
    Gross unrealized depreciation...............      (134,871)
                                                   -----------
        Net unrealized appreciation.............   $   968,224
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $10,993,193 and $2,233,752,
respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

4

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $10,957,970)......  $11,926,194
Cash........................................................      131,152
Receivables
  Fund shares sold..........................................       34,302
  Dividends and interest....................................        6,116
  Manager for expense reimbursement.........................       17,646
Deferred offering costs.....................................       35,841
Other assets................................................        7,254
                                                              -----------
  Total assets..............................................   12,158,505
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................       26,006
  Fund shares repurchased...................................       14,159
  Management fee............................................        6,932
  12b-1 service and distribution fees.......................        7,851
  Other payables to related parties.........................       42,330
Accrued expenses............................................       13,115
                                                              -----------
  Total liabilities.........................................      110,393
                                                              -----------
NET ASSETS..................................................  $12,048,112
                                                              ===========
CLASS A.....................................................
Net asset value and redemption price per share
  ($2,425,714/205,199 shares outstanding)...................  $     11.82
                                                              ===========
Maximum offering price per share ($11.82 X 100/94.25)*......  $     12.54
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($6,393,829/543,055 shares outstanding).............  $     11.77
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($2,390,166/202,896 shares outstanding).............  $     11.78
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($838,403/70,714 shares outstanding)................  $     11.86
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $11,189,931
  Accumulated net realized loss on investments..............      (94,298)
  Accumulated net investment loss...........................      (15,745)
  Net unrealized appreciation on investments................      968,224
                                                              -----------
NET ASSETS..................................................  $12,048,112
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................            $  50,984
  Interest..................................................                  213
                                                                        ---------
                                                                           51,197
                                                                        ---------
EXPENSES
  Management fee............................................  $28,028
  Transfer agent............................................    5,729
  Administrative services fee...............................    3,737
  Custodian fees............................................   12,274
  Blue Sky fees.............................................    9,918
  Auditing and accounting fees..............................    5,881
  Shareholder reports.......................................    1,426
  Amortization of deferred offering costs...................   52,743
  Fund accounting...........................................   11,787
  Trustees' fees............................................    3,977
  12b-1 service and distribution fees.......................   27,851
  Legal.....................................................   10,748
  Other.....................................................      516
                                                                        ---------
                                                                          174,615
  Expenses reimbursed by Manager............................             (103,788)
                                                                        ---------
    Net expenses............................................               70,827
                                                                        ---------
NET INVESTMENT LOSS.........................................              (19,630)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments..........................              (84,384)
  Net change in unrealized appreciation on investments......              871,019
                                                                        ---------
    Net gain on investment transactions.....................              786,635
                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 767,005
                                                                        =========

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX       FOR THE PERIOD
                                                              MONTHS ENDED     NOVEMBER 2, 1998
                                                                JUNE 30,        (COMMENCEMENT)
                                                              (UNAUDITED)      TO DECEMBER 31,
                                                              ---------------------------------
                                                                  1999               1998
                                                              ---------------------------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (19,630)        $     (195)
  Net realized loss on investments..........................      (84,384)            (9,914)
  Net change in unrealized appreciation on investments......      871,019             97,205
                                                              -----------         ----------
    Net increase resulting from operations..................      767,005             87,096
                                                              -----------         ----------
Fund share transactions (Note 4)
  Class A...................................................    1,526,085            702,150
  Class B...................................................    4,931,972          1,021,585
  Class C...................................................    2,174,153            108,021
  Advisor Class.............................................      230,035            500,010
                                                              -----------         ----------
    Net increase resulting from Fund share transactions.....    8,862,245          2,331,766
                                                              -----------         ----------
TOTAL INCREASE IN NET ASSETS................................    9,629,250          2,418,862
NET ASSETS
  Beginning of period.......................................    2,418,862                 --
                                                              -----------         ----------
  END OF PERIOD.............................................  $12,048,112         $2,418,862
                                                              ===========         ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $        --         $    3,885
                                                              ===========         ==========

    The accompanying notes are an integral part of the financial statements.

6

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        CLASS A                           CLASS B
                                                            ---------------------------------------------------------------------
                                                            for the six     for the period    for the six     for the period
                                                            months ended   November 2, 1998   months ended   November 6, 1998
                                                              June 30,      (commencement)      June 30,      (commencement)
                                                            (unaudited)    to December 31,    (unaudited)    to December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                1999             1998             1999             1998
                 SELECTED PER SHARE DATA                    ---------------------------------------------------------------------
Net asset value, beginning of period......................     $10.74           $10.00           $10.72           $10.30
                                                            ---------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)(b)......................         --               --             (.04)            (.01)
  Net gains on securities (both realized and
    unrealized)(a)........................................       1.08              .74             1.09              .43
                                                            ---------------------------------------------------------------------
  Total from investment operations........................       1.08              .74             1.05              .42
                                                            ---------------------------------------------------------------------
Net asset value, end of period............................     $11.82           $10.74           $11.77           $10.72
                                                            ---------------------------------------------------------------------
                                                            ---------------------------------------------------------------------
Total return (%)(c).......................................      10.06             7.40             9.79             4.08

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................     $2,426           $  726           $6,394           $1,047
Ratio of expenses to average net assets (%)
  With expense reimbursement (%)(d).......................       1.46             1.43             2.15             2.13
  Without expense reimbursement (%)(d)....................       4.24             6.34             4.93             7.04
Ratio of net investment income (loss) to average net
  assets (%)(b)(d)........................................       (.09)             .02             (.79)            (.68)
Portfolio turnover rate (%)...............................         31                3               31                3

---------------------------------------------------------------------------------------------------------------------------------
                                                                        CLASS C                        ADVISOR CLASS
                                                            ---------------------------------------------------------------------
                                                            for the six     for the period    for the six     for the period
                                                            months ended   November 6, 1998   months ended   November 2, 1998
                                                              June 30,      (commencement)      June 30,      (commencement)
                                                            (unaudited)    to December 31,    (unaudited)    to December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                1999             1998             1999             1998
                 SELECTED PER SHARE DATA                    ---------------------------------------------------------------------
Net asset value, beginning of period......................     $10.72           $10.30           $10.74           $10.00
                                                            ---------------------------------------------------------------------
  Income (loss) from investment operations
  Net investment income (loss)(a)(b)......................       (.04)            (.01)             .01              .01
  Net gains on securities (both realized and
    unrealized)(a)........................................       1.10              .43             1.11              .73
                                                            ---------------------------------------------------------------------
  Total from investment operations........................       1.06              .42             1.12              .74
                                                            ---------------------------------------------------------------------
Net asset value, end of period............................     $11.78           $10.72           $11.86           $10.74
                                                            ---------------------------------------------------------------------
                                                            ---------------------------------------------------------------------
Total return (%)(c).......................................       9.89             4.08            10.43             7.40

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................     $2,390           $  110           $  838           $  537
Ratio of expenses to average net assets (%)
  With expense reimbursement (%)(d).......................       2.08             2.22             1.08             1.08
  Without expense reimbursement (%)(d)....................       4.86             7.13             3.86             5.99
Ratio of net investment income (loss) to average net
  assets (%)(b)(d)........................................       (.71)            (.77)             .28              .37
Portfolio turnover rate (%)...............................         31                3               31                3

(a) Based on average shares outstanding
(b) Net investment income (loss) is net of expenses reimbursed by Manager.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy US Blue Chip Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Advisor Class and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

DEFERRED OFFERING COSTS -- Offering costs are being amortized over a one year period beginning November 2, 1998, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc. (MIMI) and will be reimbursed by the Fund.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment income and Net realized loss on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.15% of its average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At June 30, 1999, MIMI owned 4.9% of the Fund's shares outstanding.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $6,772.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $2,024, $20,039 and $5,788, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.
Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $1,731, $3,188, $498 and $312, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.
3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                                   FOR THE PERIOD
                                                  NOVEMBER 2, 1998
                          SIX MONTHS ENDED         (COMMENCEMENT)
                           JUNE 30, 1999           TO DECEMBER 31,
                            (UNAUDITED)                 1998
----------------------------------------------------------------------
       CLASS A          SHARES      AMOUNT     SHARES     AMOUNT
----------------------------------------------------------------------
Sold..................  189,013   $2,096,025   67,905   $  705,555
Repurchased...........  (51,395)    (569,940)   (324)       (3,405)
                        -------   ----------   ------   ---------- ---
Net increase..........  137,618   $1,526,085   67,581   $  702,150
                        =======   ==========   ======   ========== ===

                                                   FOR THE PERIOD
                                                  NOVEMBER 6, 1998
                          SIX MONTHS ENDED         (COMMENCEMENT)
                           JUNE 30, 1999           TO DECEMBER 31,
                            (UNAUDITED)                 1998
----------------------------------------------------------------------
       CLASS B          SHARES      AMOUNT     SHARES     AMOUNT
----------------------------------------------------------------------
Sold..................  452,474   $5,010,947   97,672   $1,021,966
Repurchased...........   (7,054)     (78,975)    (37)         (381)
                        -------   ----------   ------   ---------- ---
Net increase..........  445,420   $4,931,972   97,635   $1,021,585
                        =======   ==========   ======   ========== ===

                                                   FOR THE PERIOD
                                                  NOVEMBER 6, 1998
                          SIX MONTHS ENDED         (COMMENCEMENT)
                           JUNE 30, 1999           TO DECEMBER 31,
                            (UNAUDITED)                 1998
----------------------------------------------------------------------
       CLASS C          SHARES      AMOUNT     SHARES     AMOUNT
----------------------------------------------------------------------
Sold..................  201,165   $2,269,285   10,223   $  108,031
Repurchased...........   (8,491)     (95,132)     (1)          (10)
                        -------   ----------   ------   ---------- ---
Net increase..........  192,674   $2,174,153   10,222   $  108,021
                        =======   ==========   ======   ========== ===

                                                   FOR THE PERIOD
                                                  NOVEMBER 2, 1998
                          SIX MONTHS ENDED         (COMMENCEMENT)
                           JUNE 30, 1999           TO DECEMBER 31,
                            (UNAUDITED)                 1998
----------------------------------------------------------------------
    ADVISOR CLASS       SHARES      AMOUNT     SHARES     AMOUNT
----------------------------------------------------------------------
Sold..................   21,370   $  237,654   50,001   $  500,010
Repurchased...........     (657)      (7,619)     --            --
                        -------   ----------   ------   ---------- ---
Net increase..........   20,713   $  230,035   50,001   $  500,010
                        =======   ==========   ======   ========== ===

03IBCF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY BOND FUND

      MARKET COMMENTARY

         Thus far in 1999, bond markets have not         when investors neither were interested nor
         been friendly to investors. The US              had the cash. According to our research,
         treasury market spent the first half of         cash outflows from the corporate bond
         the year in a bear market. Our research         market, particularly the high yield
         indicates that the sell-off was caused by       market, combined with heavy new issues
         several factors. The two most significant       also pressured the market.
         of these were the continued trend of a
         flight to quality that took place during        As interest rates increased, bond prices
         1998, and fear that the Federal Reserve         decreased. This negatively impacted the
         would begin raising interest rates. These       Ivy Bond Fund despite it having less
         conditions are taking place in an               exposure to interest rates than most of
         environment where inflation remains very        its peers. The Federal Reserve lowered
         low and productivity gains continue to          interest rates three times in 1998--each
         keep a lid on wage inflation.                   time by 25 basis points. This was largely
                                                         because global bond markets ceased to
              The US corporate bond market began         function properly in the wake of the
         the year on a positive note. Yield spreads      financial crisis that developed. By
         tightened slowly as investors returned to       lowering rates, the US central bank
         the corporate market, apparently focused        provided liquidity to global markets and
         on buying high-quality corporate bonds.         reassured investors that it stood ready to
         However, this had a negative impact on the      soften any negative impact the global
         Ivy Bond Fund, which is positioned largely      economic turmoil might have on the US
         in middle-quality bonds with some exposure      economy. In our view, now that global
         to lower-quality bonds. These sectors did       markets are more stable and US growth is
         not perform as well.                            still strong, it would seem only natural
                                                         that the Federal Reserve would begin to
              Toward the end of the first quarter,       move rates back to precrisis levels.
         it seems that weakness in the US treasury       Federal Reserve Chairman Alan Greenspan
         market, fear of increases in interest           made this clear as the June 30, 1999
         rates, heavy new-issue supply and               Federal Open Market Committee (FOMC)
         illiquidity all conspired to weaken the         meeting approached. Our research indicates
         market, and yield spreads widened once          that most investors were not surprised by
         again. In addition, the new-issue market        the 25 basis point increase. What
         was very active. In our view, many issuers      investors apparently were anxious to hear
         were trying to bring their bonds to market      was the Federal Reserve's future policy
         at a time

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--------------------------------------------------------------------------------

plan--they announced a shift from a bias to raise rates to a more neutral stance. Commentary released from the FOMC meeting indicated that the Federal Reserve "must be especially alert to the emergence or potential emergence of inflationary forces that could undermine economic growth." In our view, this sounded as though they had left the door open for future rate increases. We believe that any future actions, however, will be largely determined by the strength of economic data to be released.

     Against the backdrop of a strong US economy, there has been a lot of discussion by economists about the level of noninflationary growth that our "new" economy can withstand. We believe that while the information and technological revolution has had a substantial impact on the US economy and the way we conduct business, it has not repealed the old laws of the business cycle. In our view, inflation can and will become a problem if the Federal Reserve does not continue to act as needed in a preemptive manner. We believe it will.

     Despite some volatility, valuations for emerging market corporate bonds are largely unchanged since the beginning of the year. Many of these bonds continue to trade at significant discounts after last year's economic crisis. This has caused the Ivy Bond Fund to lag behind its peers, as not all funds hold bonds that are issued in Mexico, Brazil and Argentina. However, we continue to believe these bonds are sound investments, as most of them would have higher ratings if located in more developed countries. We believe this is what makes them attractive. In our view, investors are paid a premium to hold these investments, and the premium is higher than is necessary to compensate for the additional risk.

     Looking into the second half of 1999, we see the continued possibility of interest-rate increases, though we believe the Federal Reserve should move gradually and cautiously. Should the Federal Reserve raise rates, we believe the Ivy Bond Fund's focus on corporate bonds, which have historically outperformed government bonds in times of increasing interest rates, should help to lessen the impact usually associated with rising rates. In our view, the economy should remain firm despite some slowing to be engineered by the Federal Reserve, and global deflation should contain pricing power and challenge corporate credit quality. However, we believe any slowing should not significantly weaken the economy. In our view, oversupply of new issues should moderate. Already, many new issues are being brought to market only when they have been priced at attractive levels. Others are being delayed or even canceled completely. We believe that with supply and demand in balance, this should help improve the outlook for corporate bonds. We expect that emerging markets should continue to recover as the reform process continues, though some delays could occur due to the coming elections in Argentina and Mexico.

     The year 2000 issue creates uncertainty. However, our research indicates that the vast majority of companies held in the Ivy Bond Fund have been working to update their systems and expect to complete their year 2000 readiness before the end of 1999.

     Some of the Ivy Bond Fund competitors are no longer as focused on corporate bonds, while others have boosted returns by investing in foreign government bonds and currencies. This can help in the short run, but we believe it is not why investors choose a corporate bond fund. There have been no changes to the strategy or positioning of the Ivy Bond Fund. We continue to invest largely in middle-quality corporate bonds, with some exposure to lower-quality and emerging market bonds. We believe this is where we, as the investment manager, can add the most value. We also believe that investors with a long-term horizon should benefit from this type of strategy.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
U.S. CORPORATE BONDS -- 81.53%       PRINCIPAL       VALUE
--------------------------------------------------------------
Amresco Inc., 9.875%, 03/15/05(b)..  $1,000,000   $    810,000
BRE Properties, 7.125%, 02/15/13...   2,000,000      1,807,500
Burlington Industries, 7.25%,
  09/15/05.........................   1,000,000        911,250
Burlington Industries, 7.25%,
  08/01/27.........................   1,000,000        888,750
CBS Corp., 7.15%, 05/20/05.........     975,000        970,125
CBS Corp., 7.125%, 11/01/23........   1,000,000        922,500
CHS Electronics, 9.875%,
  04/15/05(b)......................   1,505,000      1,008,350
Circus Circus Enterprises, 7.625%,
  07/15/13(b)......................   1,000,000        882,500
Continental Airlines, 6.545%,
  02/02/2019.......................   1,500,000      1,408,125
Cyprus Amax Minerals, 8.375%,
  02/01/23.........................   1,575,000      1,639,969
Darden Restaurants Inc, 7.125%,
  02/01/16.........................   1,250,000      1,140,625
Delphi Financial Group Inc., 8.00%,
  10/01/03.........................   2,500,000      2,537,500
Delta Air Lines, 9.30%, 01/02/11...   1,000,000      1,120,000
Delta Air Lines, 9.59%, 01/12/17...   1,500,000      1,681,245
Developers Diversified Realty
  Corp., 6.96%, 12/17/07...........   2,000,000      1,892,500
Developers Diversified Realty
  Corp., 6.625%, 01/15/08..........   1,000,000        912,500
Farmers Insurance Exchange, 8.625%,
  05/01/24.........................   2,000,000      2,152,500
Franchise Finance Corp America,
  6.86%, 06/15/07..................   4,000,000      3,640,000
Freeport-McMoRan Copper & Gold,
  Inc., 7.50%, 11/15/06(b).........   1,975,000      1,471,375
Goldman Sachs Group LP, 7.20%,
  03/01/07.........................   1,000,000        973,750
Goss Graphic Systems Inc., 12.00%,
  10/15/06(b)......................     825,000        280,500
Green Tree Financial, 6.50%,
  09/26/02.........................   3,000,000      2,850,000
Indianapolis Life Ins. Co. 144A,
  8.66%, 04/01/11..................   2,000,000      2,132,500
Indiantown Cogeneration, 9.77%,
  12/15/20.........................   1,500,000      1,726,875
International Knife & Saw, 11.375%,
  11/15/06(b)......................   1,300,000      1,280,500
Jackson National Life Ins. Co.
  144A, 8.15%, 03/15/27............   1,000,000      1,037,500
Jefferies Group Inc., 7.50%,
  08/15/07.........................   2,500,000      2,515,625
Leucadia National Corp., 7.75%,
  08/15/13.........................   2,415,000      2,381,794
Level 3 Communications, 9.125%,
  05/01/08(b)......................     950,000        935,750
Lumbermens Mutual Casualty 144A,
  9.15%, 07/01/26..................   2,000,000      2,122,500
McCaw International Ltd., 15.67%,
  04/15/07(b)......................   2,000,000      1,030,000
McDermott Inc., 8.75%, 05/19/23....   2,000,000      1,980,000
Medpartners Inc., 7.375%,
  10/01/06(b)......................   2,000,000      1,765,000
Meritor Automotive, 6.80%,
  02/15/09.........................   1,000,000        947,500
News America Holdings, 7.75%,
  01/20/24.........................   1,000,000        975,000
News America Holdings, 7.70%,
  10/30/25.........................   2,000,000      1,955,000

--------------------------------------------------------------
--------------------------------------------------------------
U.S. CORPORATE BONDS                 PRINCIPAL       VALUE
Nextel Communications, 9.75%,
  08/15/04(b)......................  $1,000,000   $  1,017,500
Northrop Grumman Corp., 9.375%,
  10/15/24.........................   2,000,000      2,155,000
Pegasus Media & Communications
  144A, 12.50%, 07/01/05(b)........   1,000,000      1,097,500
Pioneer-Standard Electronics,
  8.50%, 08/01/06(b)...............   2,000,000      2,057,500
Praxair Inc., 8.70%, 07/15/22......   2,500,000      2,565,625
Protection One, 7.375%, 08/15/05...   2,000,000      1,900,000
Pulte Corp., 7.625%, 10/15/17......   1,500,000      1,443,750
Regal Cinemas, 8.875%,
  12/15/10(b)......................   1,000,000        922,500
RJ Reynolds 144A, 7.375%,
  05/15/03.........................   1,000,000        986,250
Royal Caribbean Cruises, 7.50%,
  10/15/27.........................   2,300,000      2,187,875
Servicemaster Company, 7.25%,
  03/01/38.........................   3,000,000      2,715,000
Silverleaf Resorts Inc., 10.50%,
  04/01/08(b)......................   2,000,000      1,655,000
Sithe/Independence Funding Corp.,
  9.00%, 12/30/13..................   2,000,000      2,152,500
Spieker Properties, 7.35%,
  12/01/17.........................   2,975,000      2,744,438
Storage USA Partnership L.P.,
  7.00%, 12/01/07..................   1,200,000      1,108,500
Storage USA Partnership L.P.,
  8.20%, 06/01/17..................   2,240,000      2,125,200
Storage USA Partnership L.P.,
  7.45%, 07/01/18..................   1,000,000        875,000
TCI Communications, Inc., 8.75%,
  08/01/15.........................   1,000,000      1,145,000
TCI Communications, Inc., 9.25%,
  01/15/23.........................   2,000,000      2,202,500
TE Products Pipeline Co., 7.51%,
  01/15/28.........................   1,975,000      1,821,938
Terex Corp., 8.875%, 04/01/08(b)...   1,975,000      1,928,093
Time Warner Inc., 9.125%,
  01/15/13.........................   2,000,000      2,335,000
Time Warner Inc., 9.15%,
  02/01/23.........................   1,500,000      1,736,250
Tommy Hilfiger USA, 6.50%,
  06/01/03.........................     975,000        939,656
Torchmark Corporation, 7.875%,
  05/15/23.........................   2,000,000      1,977,500
Trump Atlantic City Associates,
  11.25%, 05/01/06(b)..............   1,975,000      1,787,375
Turner Broadcasting System, 8.40%,
  02/01/24.........................   1,000,000      1,050,000
Watson Pharmaceuticals, 7.125%,
  05/15/08.........................   3,475,000      3,353,374
                                                  ------------
TOTAL U.S. CORPORATE BONDS
  (Cost $100,046,040)..............                104,672,932
                                                  ------------
U.S. DOLLAR DENOMINATED FOREIGN
  CORPORATE BONDS -- 16.65%
Abitibi Consolidated Inc., 7.50%,
  4/01/28..........................   2,000,000      1,800,000
Acindar Industria Argentina de
  Aceros S.A., 11.25%,
  02/15/04(b)......................   1,500,000      1,117,500
Alestra 144A, 12.125%,
  05/15/06(b)......................     600,000        568,500
APP Fin II Mauritius Ltd., 12.00%,
  12/29/49(b)......................   1,500,000        960,000
Buenos Aires Embotelladora
  Argentina S.A. (BAESA), 12.00%,
  08/03/05 (a)(b)(d)...............     161,000        161,000
Cemex S.A., 12.75%, 07/15/07(b)....     750,000        847,500
Cemex S.A. 144A, 12.75%,
  07/15/06(b)......................     500,000        565,000

                                                                               3
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IVY BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
U.S. DOLLAR DENOMINATED
FOREIGN CORPORATE BONDS              PRINCIPAL       VALUE
--------------------------------------------------------------
Cia Brasileira de Petroleo Ipiranga
  S.A. 144A, 10.625%,
  02/25/03(b)......................  $1,000,000   $    940,000
Cia Latino Americana de
  Infraestructuctra & Servicos S.A.
  (CLISA) 144A, 11.625%,
  06/01/04(b)......................   1,000,000        575,000
Equimar Shipholdings Ltd. 9.875%,
  07/01/07(b)......................   1,300,000        841,750
Espirito Santo-Escelsa, 10.00%,
  07/15/07(b)......................   1,400,000      1,050,000
Greater Beijing, 9.50%,
  06/15/07(b)......................   1,000,000        520,000
Grupo Industrial Durango S.A.
  (GIDUSA), 12.625%, 08/01/03(b)...   1,500,000      1,455,000
Grupo Televisa S.A., 13.51%,
  05/15/08(b)......................   1,000,000        815,000
GS Superhighway Holdings, 10.25%,
  08/15/07(b)......................   1,000,000        480,000
Iochpe-Maxion S.A. 144A, 12.375%,
  11/08/02(b)......................     900,000        792,000
MRS Logistica S.A., 10.625%,
  08/15/05(b)......................     500,000        329,375
MRS Logistica S.A. 144A, 10.625%,
  08/15/05(b)......................   1,000,000        658,750
Mastellone Hermanos S.A., 11.75%,
  04/01/08(b)......................   1,750,000      1,242,500
Navigator Gas Transport 144A,
  10.50%, 06/30/07(b)..............   1,170,000        573,300
Polysindo International Finance Co.
  BV, 11.375%, 06/15/06(b)(c)......   1,000,000        200,000
RSL Communications, 10.50%,
  11/15/08(b)......................   1,425,000      1,403,625
Sideco Americana S.A. 144A, 9.125%,
  08/01/02(b)......................   1,500,000      1,155,000
Telekomunikacja Polska S.A. Finance
  BV (TPSA) 144A, 7.75%,
  12/10/08.........................   1,500,000      1,475,625
Trikem S.A. 144A, 10.625%,
  07/24/07(b)......................   1,500,000        855,000
                                                  ------------
TOTAL U.S. DOLLAR DENOMINATED
  FOREIGN CORPORATE BONDS

--------------------------------------------------------------
--------------------------------------------------------------
EQUITY SECURITY -- 0.03%               SHARES        VALUE
FOREIGN CORPORATE BONDS              PRINCIPAL       VALUE
  (Cost -- $36,698,586)............               $ 21,381,425
                                                  ------------
Buenos Aires Embotelladora
  Argentina SA (BAESA)(a) (Cost --
  $309,698)........................   1,219,559   $     38,165
                                                  ------------
RIGHTS & WARRANTS(A) -- 0.17%
Gothic Energy Restricted
  Warrants.........................       4,767             --
Gothic Energy Warrants.............       6,941             --
Gothic Energy 144A Warrants........      14,000         14,000
McCaw International Ltd.
  Warrants.........................       2,000          5,000
RSL Communications Ltd. 144A
  Warrants.........................       1,000        100,000
Terex Corp. -- Appreciation
  Rights...........................       4,000         96,000
                                                  ------------
TOTAL RIGHTS & WARRANTS
  (Cost -- $0).....................                    215,000
                                                  ------------

TOTAL INVESTMENTS -- 98.38%
  (Cost -- $137,054,324)(e)........                126,307,522
OTHER ASSETS, LESS LIABILITIES -- 1.62%              2,084,397
                                                  ------------
NET ASSETS -- 100%.................               $128,391,919
                                                  ============
(a) Non-income producing security
(b) Below investment grade security
(c) Issuer is in default on interest payments.
(d) Securities valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note 1 to the Financial
    Statements.
(e) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 1999, net unrealized depreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $  2,332,604
    Gross unrealized depreciation..............    (13,079,406)
                                                  ------------
        Net unrealized depreciation............   $(10,746,802)
                                                  ============
Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $18,191,760 and $40,546,215, respectively, for the period ended June 30,
1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $137,054,324).....  $126,307,522
Cash........................................................       624,563
Receivables
  Fund shares sold..........................................       210,206
  Dividends and interest....................................     3,143,299
Other assets................................................        26,769
                                                              ------------
  Total assets..............................................   130,312,359
                                                              ------------
LIABILITIES
Payables
  Distributions to shareholders.............................       378,610
  Fund shares repurchased...................................     1,332,875
  Management fee............................................        73,825
  12b-1 service and distribution fees.......................        58,509
  Other payables to related parties.........................        46,327
Accrued expenses............................................        30,294
                                                              ------------
  Total liabilities.........................................     1,920,440
                                                              ------------
NET ASSETS..................................................  $128,391,919
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($86,021,165/9,680,719 shares outstanding)................  $       8.89
                                                              ============
Maximum offering price per share ($8.89 x 100/95.25)*.......  $       9.33
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($36,516,229/4,113,937 shares outstanding)..........  $       8.88
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($5,602,108/629,314 shares outstanding).............  $       8.90
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($252,417/28,422 shares outstanding)................  $       8.88
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $148,113,586
  Accumulated net realized loss on investments..............    (8,874,017)
  Accumulated net investment loss...........................      (100,848)
  Net unrealized depreciation on investments................   (10,746,802)
                                                              ------------
NET ASSETS..................................................  $128,391,919
                                                              ============

  *    On sales of more than $100,000 the offering price is
       reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY BOND FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Interest..................................................               $ 6,515,168
                                                                           -----------
EXPENSES
  Management fee............................................  $  489,633
  Transfer agent............................................     183,948
  Administrative services fee...............................      73,132
  Custodian fees............................................      24,764
  Blue Sky fees.............................................      15,677
  Auditing and accounting fees..............................      22,690
  Shareholder reports.......................................      11,339
  Fund accounting...........................................      51,015
  Trustees' fees............................................       3,977
  12b-1 service and distribution fees.......................     365,115
  Legal.....................................................      13,040
  Other.....................................................       3,223
                                                                           -----------
      Total expenses........................................                 1,257,553
                                                                           -----------
NET INVESTMENT INCOME.......................................                 5,257,615
                                                                           -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments..........................                (4,963,613)
  Net change in unrealized depreciation on investments......                (5,488,448)
                                                                           -----------
      Net loss on investments...............................               (10,452,061)
                                                                           -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $(5,194,446)
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30       YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                                  1999           1998
                                                              ---------------------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $ 5,257,615    $ 10,579,351
  Net realized loss on investments..........................   (4,963,613)       (701,990)
  Net change in unrealized depreciation on investments......   (5,488,448)    (10,804,689)
                                                              ------------   ------------
      Net decrease resulting from operations................   (5,194,446)       (927,328)
                                                              ------------   ------------
Class A distributions
Dividends
  From net investment income................................   (3,649,597)     (7,864,249)
  In excess of net investment income........................      (17,933)             --
                                                              ------------   ------------
      Total distributions to Class A shareholders...........   (3,667,530)     (7,864,249)
                                                              ------------   ------------
Class B distributions
Dividends
  From net investment income................................   (1,323,741)     (2,093,426)
  In excess of net investment income........................      (12,157)        (65,500)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........   (1,335,898)     (2,158,926)
                                                              ------------   ------------
Class C distributions
Dividends
  From net investment income................................     (275,967)       (598,287)
  In excess of net investment income........................           --         (12,551)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........     (275,967)       (610,838)
                                                              ------------   ------------
Advisor Class distributions
Dividends
  From net investment income................................       (8,310)        (23,389)
  In excess of net investment income........................           --            (513)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....       (8,310)        (23,902)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................  (16,461,045)     11,160,978
  Class B...................................................   (2,806,634)     26,333,094
  Class C...................................................   (5,053,094)      5,413,523
  Advisor Class.............................................      (78,089)        374,347
                                                              ------------   ------------
      Net (decrease) increase resulting from Fund share
       transactions.........................................  (24,398,862)     43,281,942
                                                              ------------   ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................  (34,881,013)     31,696,699
NET ASSETS
  Beginning of period.......................................  163,272,932     131,576,233
                                                              ------------   ------------
  END OF PERIOD.............................................  $128,391,919   $163,272,932
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                             for the six
                                            months ended                                                      for the six
                                              June 30,                      for the year                     months ended
                                             (unaudited)                 ended December 31,                  December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                         1999          1998        1997        1996        1995           1994
                                            -------------------------------------------------------------------------------------
Net asset value, beginning of period......     $  9.54      $  10.22    $   9.80    $   9.78    $   9.01       $   9.38
                                            -------------------------------------------------------------------------------------
  Income from investment operations
  Net investment income...................         .35           .69         .80         .72         .67(a)         .33(a)
  Net gains or losses on securities (both
    realized and unrealized)..............        (.65)         (.69)        .42         .03         .84           (.29)
                                            -------------------------------------------------------------------------------------
  Total from investment operations........        (.30)           --        1.22         .75        1.51            .04
                                            -------------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income............         .35           .68         .80         .72         .63            .32
    In excess of net investment income....          --            --          --         .01          --             --
  Distributions in excess of capital
    gains.................................          --            --          --          --          --            .09
  Returns of capital......................          --            --          --          --         .11             --
                                            -------------------------------------------------------------------------------------
    Total distributions...................         .35           .68         .80         .73         .74            .41
                                            -------------------------------------------------------------------------------------
Net asset value, end of period............     $  8.89      $   9.54    $  10.22    $   9.80    $   9.78       $   9.01
                                            -------------------------------------------------------------------------------------
                                            -------------------------------------------------------------------------------------
Total return (%)..........................       (3.19)(b)       .00(c)    11.87(c)     8.06(c)    17.41(c)         .43(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)..............................     $86,021      $109,445    $106,497    $ 97,881    $108,840       $110,232
Ratio of expenses to average net assets
  With expense reimbursement (%)..........          --            --          --          --        1.54           1.50(d)
  Without expense reimbursement (%).......        1.43(d)       1.39        1.47        1.56        1.54           1.52(d)
Ratio of net investment income to average
  net assets (%)..........................        7.48(d)       6.88        7.08        7.36        7.09(a)        6.92(a)(d)
Portfolio turnover rate (%)...............          12            43          71          90          93             44

--------------------------------------------------------------------------------

                                                                                   CLASS B
                                            -------------------------------------------------------------------------------------
                                             for the six
                                            months ended                                                      for the six
                                              June 30,                      for the year                     months ended
                                             (unaudited)                 ended December 31,                  December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                         1999          1998        1997        1996        1995           1994
                                            -------------------------------------------------------------------------------------
Net asset value, beginning of period......     $  9.53      $  10.22    $   9.80    $   9.78    $   9.01       $   9.38
                                            -------------------------------------------------------------------------------------
  Income from investment operations
  Net investment income...................         .31           .59         .68         .64         .60(a)         .30(a)
  Net gains or losses on securities (both
    realized and unrealized)..............        (.65)         (.67)        .46         .04         .84           (.29)
                                            -------------------------------------------------------------------------------------
  Total from investment operations........        (.34)         (.08)       1.14         .68        1.44            .01
                                            -------------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income............         .31           .59         .72         .64         .56            .29
    In excess of net investment income....          --           .02          --         .02          --             --
  Distributions in excess of capital
    gains.................................          --            --          --          --          --            .09
  Returns of capital......................          --            --          --          --         .11             --
                                            -------------------------------------------------------------------------------------
    Total distributions...................         .31           .61         .72         .66         .67            .38
                                            -------------------------------------------------------------------------------------
Net asset value, end of period............     $  8.88      $   9.53    $  10.22    $   9.80    $   9.78       $   9.01
                                            -------------------------------------------------------------------------------------
                                            -------------------------------------------------------------------------------------
Total return (%)..........................       (3.63)(b)      (.81)(c)    11.12(c)     7.25(c)    16.54(c)        .06(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)..............................     $36,516      $ 42,166    $ 18,499    $  5,300    $  5,184       $  2,420
Ratio of expenses to average net assets
  With expense reimbursement (%)..........          --            --          --          --        2.29           2.25(d)
  Without expense reimbursement (%).......        2.33(d)       2.13        2.21        2.29        2.29           2.27(d)
Ratio of net investment income to average
  net assets (%)..........................        6.58(d)       6.14        6.35        6.62        6.34(a)        6.17(a)(d)
Portfolio turnover rate (%)...............          12            43          71          90          93             44

---------------------------------------------------------------

                           CLASS C
-------------------------------------------------------------
 for the six                              for the period
 months ended                             April 30, 1996
   June 30,      for the year ended       (commencement)
 (unaudited)        December 31,          to December 31,
-------------------------------------------------------------
     1999          1998       1997             1996
-------------------------------------------------------------
   $   9.55      $  10.24   $   9.82          $  9.44
-------------------------------------------------------------
        .31           .60        .64              .39
       (.65)         (.68)       .48              .43
-------------------------------------------------------------
       (.34)         (.08)      1.12              .82
-------------------------------------------------------------
        .31           .60        .70              .39
         --           .01         --              .05
         --            --         --               --
         --            --         --               --
-------------------------------------------------------------
        .31           .61        .70              .44
-------------------------------------------------------------
   $   8.90      $   9.55   $  10.24          $  9.82
-------------------------------------------------------------
-------------------------------------------------------------
      (3.58)(b)      (.81)(c)    11.11(c)        8.81(b)
   $  5,602      $ 11,266   $  6,580          $   618
         --            --         --               --
       2.16 (d)      2.12       2.20             2.35(d)
       6.74 (d)      6.15       6.35             6.56(d)
         12            43         71               90

--------------------------------------

                                (a) Net investment income is net of expenses reimbursed by Manager.
                                (b) Total return represents aggregate total
                                    return and does not reflect a sales charge.
                                (c) Total return does not reflect a sales charge.
                                (d) Annualized

             ADVISOR CLASS
----------------------------------------
 for the six         for the period
 months ended       January 20, 1998
   June 30,          (commencement)
 (unaudited)        to December 31,
----------------------------------------
     1999                 1998
----------------------------------------
   $  9.54               $ 10.28
----------------------------------------
       .35                   .69
      (.66)                 (.72)
----------------------------------------
      (.31)                 (.03)
----------------------------------------
       .35                   .69
        --                   .02
        --                    --
        --                    --
----------------------------------------
       .35                   .71
----------------------------------------
   $  8.88               $  9.54
----------------------------------------
----------------------------------------
     (3.30)(b)              (.30)(b)
   $   252               $   347
        --                    --
      1.37 (d)              1.11 (d)
      7.54 (d)              7.16 (d)
        12                    43

                           The accompanying notes are an integral part of the
                             financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Bond Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 1999, securities valued by the Valuation Committee amounted to $161,000 (0.1% of net assets) and have been noted as such in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Corporate actions are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $3,564,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $984,000 in 1999, $2,215,000 in 2003 and $365,000 in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly. Distributions from net realized capital gains, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the first $100 million in average net assets, and .50% of average net assets in excess of $100 million.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. As compensation for these services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $3,737.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

for purposes of advertising and marketing shares of the Fund. Such fees of $121,700, $200,229, and $43,186, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $103,006, $72,029, $8,468 and $445, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.
4. FUND SHARE TRANSACTIONS
Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS A           SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................   2,046,916   $ 18,836,530    4,228,736   $ 42,547,340
 Issued on
  reinvestment of
  distributions......     238,076      2,173,724      492,080      4,877,468
Repurchased..........  (4,080,117)   (37,471,299)  (3,661,831)   (36,263,830)
                       ----------   ------------   ----------   ------------ ---
 Net (decrease)/
  increase...........  (1,795,125)  $(16,461,045)   1,058,985   $ 11,160,978
                       ==========   ============   ==========   ============ ===

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS B           SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................     844,894   $  7,811,747    3,607,412   $ 36,104,675
 Issued on
  reinvestment of
  distributions......      57,223        521,687       98,591        972,810
Repurchased..........  (1,212,211)   (11,140,068)  (1,092,874)   (10,744,391)
                       ----------   ------------   ----------   ------------ ---
 Net (decrease)/
  increase...........    (310,094)  $ (2,806,634)   2,613,129   $ 26,333,094
                       ==========   ============   ==========   ============ ===

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
--------------------------------------------------------------------------------
       CLASS C           SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................      88,336   $    813,518      796,777   $  8,013,954
 Issued on
  reinvestment of
  distributions......       6,900         63,137       13,159        132,586
Repurchased..........    (645,052)    (5,929,749)    (273,586)    (2,733,017)
                       ----------   ------------   ----------   ------------ ---
 Net (decrease)/
  increase...........    (549,816)  $ (5,053,094)     536,350   $  5,413,523
                       ==========   ============   ==========   ============ ===

                                                        FOR THE PERIOD
                           SIX MONTHS ENDED            JANUARY 20, 1998
                             JUNE 30, 1999              (COMMENCEMENT)
                              (UNAUDITED)            TO DECEMBER 31, 1998
--------------------------------------------------------------------------------
    ADVISOR CLASS        SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................      15,549   $    139,090       59,160   $    601,995
 Issued on
  reinvestment of
  distributions......         671          6,140        1,241         12,160
Repurchased..........     (24,122)      (223,319)     (24,077)      (239,808)
                       ----------   ------------   ----------   ------------ ---
 Net (decrease)/
  increase...........      (7,902)  $    (78,089)      36,324   $    374,347
                       ==========   ============   ==========   ============ ===

03IBFX063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY MONEY MARKET FUND

      MARKET COMMENTARY

         Inflation in the US remains at histor-          returning to more favorable conditions,
         ically low levels. In our view, this is         our research indicates that monetary
         due to several factors. Commodity prices        policy is viewed by many economists as
         are still at very low levels despite an         being too accommodative, considering the
         increase in the price of oil and some           strong growth we see in the economy.
         other industrial commodities. Low-cost          Therefore, in our view, it seems logical
         Asian imports have kept downward pres-          that the Federal Reserve would want to
         sure on prices, preventing price increases      move interest rates back to precrisis
         in US final goods. Our research indicates       levels to prevent the economy from
         that increasing levels of productivity          overheating.
         have offset increased wages and the
         concern over wage inflation.                    There has been a lot of discussion amongst
                                                         analysts and economists about the level of
              So why has the Federal Reserve             non- inflationary growth that our "new"
         recently raised interest rates and              economy can withstand. In our view, while
         considered further corrective actions?          the information and technological
         During the global financial crisis that         revolution has had a substantial impact on
         developed last year, the Federal Reserve        our economy and the way in which we
         lowered rates three times in 25 basis           conduct business, it has not repealed the
         point increments, a move that was designed      old laws of the business cycle. We believe
         to provide liquidity to the global credit       that inflation can and will become a
         markets and to reassure investors in the        problem if the Federal Reserve does not
         US that the US central bank would try to        continue to act as needed in a preemptive
         mitigate any negative effects of the            manner. We believe it will.
         global economic crisis on the US economy.
         In our view, the US has weathered these         We believe the Ivy Money Market Fund is
         events well, and growth did not slow as         well positioned in the current
         many had feared. The weakness in exports        environment. The Fund will continue to
         was largely confined to the manufac-            search out attractive investments within
         turing sector, which is a small part of         the money market universe while seeking to
         the US economy. Our research indicates          provide investors with a competitive
         that consumers, who drive more than             yield.
         two-thirds of the economy, continue to
         spend, as employment is strong. Now that        IVY MANAGEMENT, INC.
         the crisis has passed and markets are

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY MONEY MARKET FUND
--------------------------------------------------------------------------------

2

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------------
                                                              PRINCIPAL       VALUE
--------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 20.58%
Abbott Laboratories, 4.75%, 07/12/99........................  $1,000,000   $   998,549
Associates Corp. Of N.A., 5.00%, 08/16/99...................  1,000,000        993,611
Chevron Oil Finance Co., 5.03%, 07/19/99....................  1,000,000        997,485
General Electric Capital, 4.79%, 07/01/99...................  1,000,000      1,000,000
Paccar Financial Corp., 4.70%, 07/22/99.....................  1,000,000        997,258
                                                                           -----------
TOTAL COMMERCIAL PAPER
  (Cost -- $4,986,903)......................................                 4,986,903
                                                                           -----------
U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 76.38%
Federal Home Loan Mortgage Corp., 4.70%, 07/14/99...........  3,000,000      2,994,909
Federal Home Loan Mortgage Corp., 4.75%, 08/05/99...........  3,500,000      3,483,837
Federal Home Loan Mortgage Corp., 5.00%, 08/12/99...........  3,200,000      3,181,333
Federal Home Loan Mortgage Corp., 4.85%, 08/23/99...........  2,500,000      2,482,149
Federal National Mortgage Association, 4.80%, 08/13/99......  1,400,000      1,391,973
Federal National Mortgage Association, 4.98%, 08/24/99......  4,000,000      3,970,120
Student Loan Marketing Association, 5.10%, 08/02/99(a)......  1,000,000      1,007,946
                                                                           -----------
TOTAL U.S. GOVERNMENT AGENCY
  Obligations (Cost -- $18,512,267).........................                18,512,267
                                                                           -----------
TOTAL INVESTMENTS -- 96.96%
  (Cost -- $23,499,170)(b)..................................                23,499,170
OTHER ASSETS, LESS LIABILITIES -- 3.04%.....................                   736,423
                                                                           -----------
NET ASSETS -- 100%..........................................               $24,235,593
                                                                           ===========

(a) Floating rate note; reflects variable rate as of the latest reset date, June 29, 1999.
(b) Cost is the same for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               3

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified -- $23,499,170)...........  $23,499,170
Cash........................................................      952,322
Receivable from Manager for expense reimbursement...........       10,531
Other assets................................................       20,171
                                                              -----------
  Total assets..............................................   24,482,194
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................        6,699
  Fund shares repurchased...................................      119,010
  Management fee............................................        7,418
  Other payables to related parties.........................       12,341
Accrued expenses............................................       11,133
                                                              -----------
  Total liabilities.........................................      156,601
                                                              -----------
NET ASSETS..................................................  $24,325,593
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($17,286,729/17,286,729 shares outstanding)...............  $      1.00
                                                              ===========
CLASS B
Net asset value, offering price and redemption price* per
  share ($6,794,769/6,794,769 shares outstanding)...........  $      1.00
                                                              ===========
CLASS C
Net asset value, offering price and redemption price* per
  share ($244,095/244,095 shares outstanding)...............  $      1.00
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $24,325,593
                                                              -----------
NET ASSETS..................................................  $24,325,593
                                                              ===========

* Subject to any applicable contingent deferred sales charge.

[IVY LEAF LOGO]
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IVY MONEY MARKET FUND
--------------------------------------------------------------------------------

4

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Interest..................................................            $620,408
                                                                        --------
EXPENSES
  Management fee............................................  $51,483
  Transfer agent............................................   50,171
  Administrative services fee...............................   12,871
  Custodian fees............................................    2,600
  Blue Sky fees.............................................   14,228
  Auditing and accounting fees..............................    3,561
  Shareholder reports.......................................    6,050
  Fund accounting...........................................   16,572
  Trustees' fees............................................    3,977
  Legal.....................................................   11,968
  Other.....................................................      876
                                                                        --------
                                                                         174,357
  Expenses reimbursed by Manager............................             (65,686)
                                                                        --------
    Net expenses............................................             108,671
                                                                        --------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.................................            $511,737
                                                                        ========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                                  1999           1998
                                                              ---------------------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   511,737    $ 1,162,955
                                                              -----------    -----------
    Net increase resulting from operations..................      511,737      1,162,955
                                                              -----------    -----------
Distributions to shareholders from net investment income
  Class A...................................................     (371,773)      (910,735)
  Class B...................................................     (130,606)      (233,841)
  Class C...................................................       (9,358)       (18,379)
                                                              -----------    -----------
    Total distributions to shareholders.....................     (511,737)    (1,162,955)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................   (1,816,499)     3,718,599
  Class B...................................................      159,229      2,823,837
  Class C...................................................     (178,905)        18,004
                                                              -----------    -----------
    Net (decrease) increase resulting from Fund share
     transactions...........................................   (1,836,175)     6,560,440
                                                              -----------    -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (1,836,175)     6,560,440
NET ASSETS
  Beginning of period.......................................   26,161,768     19,601,328
                                                              -----------    -----------
  END OF PERIOD.............................................  $24,325,593    $26,161,768
                                                              ===========    ===========

    The accompanying notes are an integral part of the financial statements.

6

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS A
                                                  ------------------------------------------------------------------------
                                                  for the six
                                                  months ended
                                                    June 30,                         for the year ended
                                                  (unaudited)                           December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                      1999          1998       1997       1996       1995       1994
SELECTED PER SHARE DATA                           ------------------------------------------------------------------------
Net asset value, beginning of period...........     $  1.00       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                  ------------------------------------------------------------------------
  Income from investment operations
  Net investment income (a)....................         .02            .05        .05        .04        .05        .04
  Less distributions
  Dividends from net investment income.........        (.02)          (.05)      (.05)      (.04)      (.05)      (.04)
                                                  ------------------------------------------------------------------------
Net asset value, end of period.................     $  1.00       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00

                                                     ---------------------------------------------------------------------
                                                  ---------------------------------------------------------------------
Total return (%)...............................        1.96(b)        4.51       4.60       4.47       4.80       4.21
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).......     $17,287       $ 19,103   $ 15,385   $ 21,359   $ 24,609   $ 26,827
Ratio of expenses to average net assets
  With expense reimbursement (%)...............         .87(c)         .87        .88        .86        .85        .85
  Without expense reimbursement (%)............        1.38(c)        1.42       1.57       1.86       1.39       1.24
Ratio of net investment income to average net
  assets (%)(a)................................        3.95(c)        4.50       4.60       4.47       4.91       3.29

--------------------------------------------------------------------------------

                                                                                    CLASS B
                                                               --------------------------------------------------
                                                               for the six
                                                               months ended
                                                                 June 30,            for the year ended
                                                               (unaudited)              December 31,
-----------------------------------------------------------------------------------------------------------------
                                                                   1999          1998       1997       1996
SELECTED PER SHARE DATA                                        --------------------------------------------------
Net asset value, beginning of period........................     $  1.00       $   1.00   $   1.00   $   1.00
                                                               --------------------------------------------------
  Income from investment operations
  Net investment income (a).................................         .02            .05        .05        .05
  Less distributions
  Dividends from net investment income......................        (.02)          (.05)      (.05)      (.05)
                                                               --------------------------------------------------
Net asset value, end of period..............................     $  1.00       $   1.00   $   1.00   $   1.00

                                                                  -----------------------------------------------
                                                               -----------------------------------------------
Total return (%)............................................        2.01(b)        4.59       4.77       4.57
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $ 6,795       $  6,636   $  3,812   $  3,474
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         .76(c)         .76        .70        .77
  Without expense reimbursement (%).........................        1.27(c)        1.31       1.39       1.77
Ratio of net investment income to average net assets
  (%)(a)....................................................        4.06(c)        4.61       4.77       4.57

                                      (a) Net investment income is net of
                                      expenses reimbursed by Manager.
                                      (b) Total return represents aggregate
                                      total return.
                                      (c) Annualized

                                      NOTE: The seven day yield as of June 30,
                                            1999 was 4.10%. The thirty day yield
                                            as of June 30, 1999 was 4.06%.
---------------------------------------------------------

                          CLASS C
  --------------------------------------------------------
  for the six
  months ended     for the year    from April 30, 1996
    June 30,          ended          (commencement)
  (unaudited)      December 31,      to December 31,
  --------------------------------------------------------
      1999        1998     1997           1996
  --------------------------------------------------------
     $ 1.00       $1.00    $1.00          $1.00
  --------------------------------------------------------
        .02         .05      .05            .03
       (.02)       (.05)    (.05)          (.03)
  --------------------------------------------------------
     $ 1.00       $1.00    $1.00          $1.00
  --------------------------------------------------------
  --------------------------------------------------------
       1.99 (b)    4.55     4.78           4.78(b)

     $  244       $ 423    $ 405          $  74
        .81 (c)     .81      .70            .56(c)
       1.32 (c)    1.36     1.39           1.56(c)
       4.01 (c)    4.56     4.78           4.78(c)

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY MONEY MARKET FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Money Market Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Short-term obligations and commercial paper are valued at amortized cost, which approximates market.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .40% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of
 .85% of its average net assets. For each of the following nine years, IMI will limit these expenses to 1.25% of the Fund's average net assets.
Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $39,404, $9,925 and $842, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions and equivalent dollar amounts for Class A, Class B and Class C were as follows:

                        SIX MONTHS
                           ENDED
                       JUNE 30, 1999      YEAR ENDED
CLASS A                 (UNAUDITED)    DECEMBER 31, 1998
--------------------------------------------------------
Sold.................    31,223,407        71,915,171
Issued on
 reinvestment of
 distributions.......       330,009           820,735
Repurchased..........   (33,369,915)      (69,017,307)
                        -----------       -----------
Net (decrease)/
 increase............    (1,816,499)        3,718,599
                        ===========       ===========

                        SIX MONTHS
                           ENDED
                       JUNE 30, 1999      YEAR ENDED
CLASS B                 (UNAUDITED)    DECEMBER 31, 1998
--------------------------------------------------------
Sold.................     5,911,740        15,159,484
Issued on
 reinvestment of
 distributions.......       105,257           183,070
Repurchased..........    (5,857,768)      (12,518,717)
                        -----------       -----------
Net increase.........       159,229         2,823,837
                        ===========       ===========

                        SIX MONTHS
                           ENDED
                       JUNE 30, 1999      YEAR ENDED
CLASS C                 (UNAUDITED)    DECEMBER 31, 1998
--------------------------------------------------------
Sold.................     2,235,163         3,746,980
Issued on
 reinvestment of
 distributions.......         8,034            13,517
Repurchased..........    (2,422,102)       (3,742,493)
                        -----------       -----------
Net (decrease)/
 increase............      (178,905)           18,004
                        ===========       ===========

03IMMF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY ASIA PACIFIC FUND

      MARKET COMMENTARY

         Following a rebound in the fourth quarter       good news, our outlook for Asian equities
         of 1998, markets in Asia (non-Japan) have       over the next few years remains positive.
         continued to rally throughout the first
         half of 1999. According to our research,        In addition to the benefits of economic
         strong stock market performance has been        recovery, we believe that corporate
         supported by improving macroeconomic            restructuring will be instrumental in
         fundamentals, increasing trade surpluses        driving markets higher. In our view, the
         resulting from an increase in export            economic crisis that swept through Asia
         growth, and improving consumer confidence.      over the last two years has highlighted
         Our research indicates that currencies          the need for a change in the way business
         have stabilized and, in many cases,             is done in the region. Governments appear
         interest rates have returned to precrisis       to be adopting measures to restructure
         levels. Economies across the region appear      their economies: opening markets,
         to have bottomed out. Attracted by              strengthening bankruptcy laws and banking
         declining interest rates and the promise        systems, and improving disclosure
         of economic recovery, international             requirements. At the corporate level, our
         investors who fled Asia during its              research indicates that there is a
         economic crisis are again investing there.      new-found emphasis on the efficient use of
                                                         capital and increased management focus. In
              In our view, the strong performance        our view, improved corporate governance
         of Asian markets combined with steep            has the potential to generate
         declines in interest rates have fed a           significantly higher return on equity
         "virtuous" cycle in the region. Lower           (ROE) as companies restructure, sell off
         interest costs have provided relief for         noncore assets and improve operating
         debt-strapped companies. Rising exports         efficiency. Morgan Stanley, the noted
         and mounting trade surpluses have helped        international investment banking firm,
         build foreign reserves, which were badly        argues that even without widespread
         depleted during the crisis. In addition,        restructuring in Asia, there is still
         our research indicates that lower-risk          significant upside potential as ROE
         premiums have attracted much-needed             returns to precrisis levels. Simply
         foreign capital back into the region,           returning to Asian average ROE at a
         which has helped to recapitalize banks and      precrisis level of 12.4% from its current
         companies affected by the crisis. Although      3.3% would generate average annual
         we believe that, in the shorter term,           compound earnings growth of more than 30%
         markets in the region have priced in much       over the next five years.
         of the

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY ASIA PACIFIC FUND
--------------------------------------------------------------------------------

     The largest country weighting in the Ivy Asia Pacific Fund remains Hong Kong. While its economy continues to suffer from the aftereffects of the crisis, our research suggests there are signs of a recovery. Property transactions, of particular importance to the Hong Kong economy, are beginning to pick up, and developers have resumed capital investment. While top-line growth is still scarce, our research indicates that earnings upgrades are starting to come through. In our view, the broader market has priced in a fairly optimistic recovery. While large-cap stocks led the recovery, we are uncovering value in many mid-cap and second-tier companies, which we will be adding to the Fund.

     We continue to be positive on prospects for the Singaporean market, where we expect current account surpluses and a relatively low demand for credit will keep interest rates low. We expect economic growth to accelerate next year as the recovery broadens, aided by low interest rates and an increase in exports from the important technology sector. Our research indicates that the Malaysian market has performed well since March, as capital controls, which were imposed at the height of the crisis, have been liberalized and the market has been readmitted to international benchmarks. Aggressive interest rate cuts have helped support the rally, as well.

     Going forward, we expect restructuring to continue to be the driving force in the Korean and Thai markets, as oversized conglomerates pare down their asset bases and focus on core businesses. Improvements in bankruptcy laws in both countries raise the incentive for companies to "get their houses in order." Our research indicates that progress has also been made on strengthening disclosure requirements and accounting standards.

     Though a number of Asian stock markets have doubled from the low levels reached in the third quarter of 1998, according to our research, they continue to trade 20% to 30% below precrisis levels in US dollar terms. While markets across the region do appear to be discounting much of this year's recovery, we believe there is still value to be found in the region, particularly in some of the mid- and smaller-cap stocks. The first wave of the rebound was in the most liquid, large-cap stocks and drove up broader indices. We expect that the next leg of the recovery is likely to be more selective. Accordingly, we have been adding positions to the Fund in smaller, high-quality companies that have lagged behind their larger-cap counterparts. In the long-term, we believe that countries and companies in the region will continue to emerge stronger than they were before the economic crisis, making the prospects for investment opportunities in Asia good.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
EQUITY SECURITIES -- 89.59%              SHARES       VALUE
--------------------------------------------------------------
CHINA -- 1.36%
Anhui Expressway Co. Ltd..............    110,000   $   15,028
Qingling Motors Company -- H Shares...    288,000       69,786
Zhenhai Refining and Chemical Company
  Ltd.................................     84,000       25,444
                                                    ----------
                                                       110,258
                                                    ----------
HONG KONG -- 39.03%
Asia Satellite Telecommunications
  Holdings Ltd. ADR...................     30,000       70,567
Axa China Region Limited..............    134,000      107,081
CDL Hotels International Ltd..........    360,000      150,800
Cheung Kong Holdings Ltd..............     26,000      231,227
China Resources Enterprise Limited....     26,000       45,910
China Southern Airlines Company
  Limited(a)..........................    116,000       29,603
Citic Pacific Ltd.....................     48,000      153,120
CLP Holdings Ltd......................     23,000      111,760
Dao Heng Bank Group Ltd...............     31,000      139,045
Giordano International Ltd............    360,000      255,200
Gold Peak Industries (Holdings)
  Limited.............................    200,000       42,791
Guangdong Kelon Electrical Holdings
  Co. Ltd. -- H. Shares...............     39,000       45,491
Hong Kong Electric Holdings Ltd.......     43,000      138,556
Hong Kong Land Holdings Ltd...........     52,000       84,240
Hong Kong Telecommunications Ltd......     46,800      121,545
HSBC Holdings plc.....................     10,400      379,346
Jardine International Motor Holdings
  Ltd.................................    160,000       82,489
Jardine Matheson Holdings Ltd.........     16,200       81,000
Jardine Strategic Holdings Ltd........     30,500       79,300
Moulin International Holding Ltd......    230,000       24,605
New World Development Company Ltd.....     65,000      194,784
Orient Overseas International
  Ltd.(a).............................    272,000       99,915
Sun Hung Kai Properties Ltd...........      8,000       72,951
Swire Pacific Ltd.....................     17,000       84,139
Union Bank of Hong Kong Ltd...........      8,266        6,392
VTech Holdings Limited................     29,000       92,136
Wharf Holdings Ltd. (with 3,800
  warrants(a))........................     30,000       97,099
Wing Hang Bank Limited................     35,000      112,552
Yue Yuen Industrial Holdings..........     13,000       29,992
                                                    ----------
                                                     3,163,636
                                                    ----------
INDONESIA -- 1.59%
PT Bank Dagang Nasional Indonesia Tbk
  Warrants(a).........................        500           --
PT Hanjaya Mandala Sampoerna Tbk(a)...     56,000      128,515
                                                    ----------
                                                       128,515
                                                    ----------
MALAYSIA(B) -- 15.14%
Berjaya Sports Toto Berhad............     61,000      141,263
Genting Berhad........................     17,000       64,868
Johor Port Berhad.....................    204,000       95,558
KFC Holdings (Malaysia) Berhad........     90,700      116,001
Malakoff Berhad.......................     32,000       85,053
Malayan Banking Berhad................     34,400      103,200
Perusahaan Otomobil Nasional
  Berhad(a)...........................     52,000      120,421
Petronas Gas Berhad...................     28,000       66,316
Public Bank Berhad....................     40,000       30,421
Public Bank Berhad -- Foreign
  Registered..........................     50,000       52,368

--------------------------------------------------------------
--------------------------------------------------------------
          EQUITY SECURITIES              SHARES       VALUE
Sime Darby Berhad.....................    102,000   $  133,674
Sime UEP Properties Berhad............     68,000       87,326
Telekom Malaysia Berhad...............     35,000      130,789
                                                    ----------
                                                     1,227,258
                                                    ----------
NEW ZEALAND -- 1.53%
Fletcher Challenge Paper..............     34,000       25,404
Tourism Holdings Limited(a)...........     74,428       98,602
                                                    ----------
                                                       124,006
                                                    ----------
PHILIPPINES -- 5.15%
Alaska Milk Corporation(a)............    382,000       27,107
Benpres Holdings Corporation Sponsored
  GDR(a)..............................      9,600       45,000
Manila Electric Company -- B Shares...     16,000       57,610
Metropolitan Bank & Trust Company.....      7,200       71,908
Music Corporation(a)..................    242,000       43,886
Philippine Long Distance Telephone
  Co..................................      1,972       60,121
Southeast Asia Cement Holdings,
  Inc.................................  2,267,000       32,770
Universal Robina Corporation..........    369,500       78,661
                                                    ----------
                                                       417,063
                                                    ----------
SINGAPORE -- 14.22%
Asia Pulp & Paper Company Ltd. --
  Sponsored ADR(a) (with 2,560
  warrants(a))........................     12,800      268,989
DBS Land Ltd..........................     73,000      153,330
Development Bank of Singapore
  Limited -- Foreign Registered.......     12,550      160,095
Elec & Eltek International Co. Ltd....     41,050       75,391
Fraser & Neave Ltd. Ordinary..........     17,000      128,428
Overseas Union Bank Ltd...............     26,664      161,765
Singapore Airlines Ltd. -- Foreign
  Registered..........................     17,000      170,341
Singapore Press Holdings Ltd..........     10,000       27,959
United Overseas Bank Ltd. -- Foreign
  Registered..........................      4,000        6,720
                                                    ----------
                                                     1,153,018
                                                    ----------
SOUTH KOREA -- 7.56%
Hyundai Motor Company, Ltd............      6,432      152,539
Korea Electric Power Corp.............      2,000       83,113
Pohang Iron & Steel Company Ltd.......      1,000      121,913
Samsung Electronics Ltd. GDR..........      2,970       96,466
Samsung Fire & Marine Insurance.......        137      159,155
                                                    ----------
                                                       613,186
                                                    ----------
THAILAND -- 4.01%
Advanced Info Service Public Company
  Limited -- Foreign(a)...............      4,600       62,375
Bangkok Bank Public Company Ltd --
  Foreign Registered(a)...............     23,800       89,071
Siam Cement Public Company Limited --
  Foreign Registered(a)...............      1,200       36,449
Thai Airways International Public
  Company Limited(a)..................     45,900       86,512
Thai Farmers Bank Public Company
  Limited -- Foreign Registered(a)....     16,500       51,012
                                                    ----------
                                                       325,419
                                                    ----------

                                                                               3
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IVY ASIA PACIFIC FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
                                                      VALUE
--------------------------------------------------------------
TOTAL INVESTMENTS -- 89.59%
  (Cost -- $4,790,384)(c)..............            $ 7,262,359

OTHER ASSETS, LESS
  LIABILITIES -- 10.41%................                843,472
                                                   -----------
NET ASSETS -- 100%.....................            $ 8,105,831
                                                   ===========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) Under the Malaysian Government policy, which
    went into effect on February 15, 1999,
    proceeds repatriated from the sale of
    Malaysian securities will be subject to a
    graduated levy. The levy ranges from zero to
    ten percent of proceeds, depending on the
    holding period and the time of repatriation.
(c) Cost is approximately the same for Federal
    income tax purposes.

--------------------------------------------------------------
--------------------------------------------------------------
                                                      VALUE
OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 2,540,373
    Gross unrealized depreciation...............       (68,398)
                                                   -----------
        Net unrealized appreciation.............   $ 2,471,975
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $986,173 and $1,054,175, respectively, for the period ended June 30, 1999.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $4,790,384).......  $ 7,262,359
Cash........................................................      853,837
Receivables
 Fund shares sold...........................................       59,151
 Dividends and Interest.....................................       13,036
 Manager for expense reimbursement..........................          987
Deferred organization expenses..............................       23,958
Other assets................................................       18,108
                                                              -----------
 Total assets...............................................    8,231,436
                                                              -----------
LIABILITIES
Payables
 Fund shares repurchased....................................       47,673
 Management fee.............................................        6,249
 12b-1 service and distribution fees........................        5,568
 Other payables to related parties..........................        4,189
Accrued expenses............................................       61,926
                                                              -----------
 Total liabilities..........................................      125,605
                                                              -----------
NET ASSETS..................................................  $ 8,105,831
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($2,010,200/262,454 shares outstanding)...................  $      7.66
                                                              ===========
Maximum offering price per share ($7.66 x 100/94.25)*.......  $      8.13
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
 share ($3,207,204/423,620 shares outstanding)..............  $      7.57
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
 share ($2,888,427/380,292 shares outstanding)..............  $      7.60
                                                              ===========
NET ASSETS CONSIST OF
 Capital paid-in............................................  $ 7,620,313
 Accumulated net realized loss on investments and foreign
   currency transactions....................................   (1,960,418)
 Undistributed net investment income........................        1,334
 Net unrealized appreciation on investments and foreign
   currency transactions....................................    2,444,602
                                                              -----------
NET ASSETS..................................................  $ 8,105,831
                                                              ===========

 *  On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
 Dividends, net of $5,288 foreign taxes withheld............            $   73,123
 Interest...................................................                 4,052
                                                                        ----------
                                                                            77,175
                                                                        ----------
EXPENSES
 Management fee.............................................  $31,046
 Transfer agent.............................................   10,437
 Administrative services fee................................    3,105
 Custodian fees.............................................   20,190
 Blue Sky fees..............................................   14,178
 Auditing and accounting fees...............................   10,295
 Shareholder reports........................................    3,993
 Amortization of organization expenses......................    4,873
 Fund accounting............................................   10,168
 Trustees' fees.............................................    3,977
 12b-1 service and distribution fees........................   24,987
 Legal......................................................   11,785
 Other......................................................    1,513
                                                                        ----------
                                                                           150,547
 Expenses reimbursed by Manager.............................               (53,102)
 Fees paid indirectly.......................................               (11,918)
                                                                        ----------
     Net expenses...........................................                85,527
                                                                        ----------
NET INVESTMENT LOSS.........................................                (8,352)
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
 Net realized gain on investments and foreign currency
   transactions.............................................               138,133
 Net change in unrealized appreciation on investments and
   foreign currency transactions, net of taxes of $42,868...             2,135,308
                                                                        ----------
   Net gain on investment transactions......................             2,273,441
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $2,265,089
                                                                        ==========

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED     FOR THE
                                                                JUNE 30,      YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31,
                                                              ---------------------------
                                                                  1999           1998
                                                              ---------------------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $     (8,352)  $       (115)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       138,133     (2,099,161)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................     2,135,308      1,157,220
                                                              ------------   ------------
    Net increase (decrease) resulting from operations.......     2,265,089       (942,056)
                                                              ------------   ------------
Class A distributions
  Dividends from net investment income......................            --         (8,845)
  Distributions from capital gains..........................            --         (1,561)
                                                              ------------   ------------
    Total distributions to Class A shareholders.............            --        (10,406)
                                                              ------------   ------------
Class B distributions
  Dividends from net investment income......................            --         (3,991)
  Distributions from capital gains..........................            --           (704)
                                                              ------------   ------------
    Total distributions to Class B shareholders.............            --         (4,695)
                                                              ------------   ------------
Class C distributions
  Dividends from net investment income......................            --         (2,487)
  Distributions from capital gains..........................            --           (439)
                                                              ------------   ------------
    Total distributions to Class C shareholders.............            --         (2,926)
                                                              ------------   ------------
Fund share transactions (Note 5)
  Class A...................................................       (21,706)     1,414,019
  Class B...................................................       148,692      1,367,392
  Class C...................................................       268,426      1,239,743
                                                              ------------   ------------
    Net increase resulting from Fund share transactions.....       395,412      4,021,154
                                                              ------------   ------------
TOTAL INCREASE IN NET ASSETS................................     2,660,501      3,061,071
NET ASSETS
  Beginning of period.......................................     5,445,330      2,384,259
                                                              ------------   ------------
  END OF PERIOD.............................................  $  8,105,831   $  5,445,330
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $      1,334   $      9,686
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

6

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     CLASS A                              CLASS B                    CLASS C
                                        ---------------------------------------------------------------------------------------
                                        for the six                          for the six                           for the six
                                           months                               months                                months
                                           ended                                ended                                 ended
                                          June 30,     for the year ended      June 30,      for the year ended      June 30,
                                        (unaudited)       December 31,       (unaudited)        December 31,       (unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                            1999        1998       1997          1999         1998       1997          1999
SELECTED PER SHARE DATA                 ---------------------------------------------------------------------------------------
Net asset value, beginning of
 period...............................     $ 5.56      $ 6.01     $10.00        $ 5.53       $ 5.99     $10.00        $ 5.54
                                        ---------------------------------------------------------------------------------------
 Loss from investment operations
 Net investment income (loss)(a)......        .01(b)      .03        .02          (.01)(b)     (.01)        --          (.01)(b)
 Net gains or losses on securities
   (both realized and unrealized).....       2.09(b)     (.44)     (3.98)         2.05(b)      (.44)     (4.00)         2.07(b)
                                        ---------------------------------------------------------------------------------------
 Total from investment operations.....       2.10        (.41)     (3.96)         2.04         (.45)     (4.00)         2.06
                                        ---------------------------------------------------------------------------------------
 Less distributions
 Dividends
   From net investment income.........         --          --        .01            --           --         --            --
   In excess of net investment
     income...........................         --         .03        .02            --          .01        .01            --
 Distributions from capital gains.....         --         .01         --            --           --         --            --
                                        ---------------------------------------------------------------------------------------
   Total distributions................                    .04        .03            --          .01        .01            --
                                        ---------------------------------------------------------------------------------------
Net asset value, end of period........     $ 7.66      $ 5.56     $ 6.01        $ 7.57       $ 5.53     $ 5.99        $ 7.60
                                        ---------------------------------------------------------------------------------------
                                        ---------------------------------------------------------------------------------------
Total return (%)......................      37.77(c)    (6.86)(d)  (39.58)(d)     36.89(c)    (7.48)(d)  (39.96)(d)     37.18(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...........................     $2,010      $1,393     $  692        $3,207       $2,197     $  929        $2,888
Ratio of expenses to average net
 assets(e)
 With expense reimbursement (%).......       2.59(f)     2.77       2.11          3.38(f)      3.65       2.86          3.29(f)
 Without expense reimbursement (%)....       4.30(f)     6.15      10.17          5.09(f)      7.03      10.92          5.00(f)
Ratio of net investment income to
 average net assets (%)(a)............        .28(f)      .53        .63          (.50)(f)     (.35)      (.12)         (.42)(f)
Portfolio turnover rate (%)...........         16          86          1            16           86          1            16

                                             CLASS C
                                        ------------------

                                        for the year ended
                                           December 31,
--------------------------------------  ------------------
                                         1998       1997
SELECTED PER SHARE DATA                 ------------------
Net asset value, beginning of
 period...............................  $ 5.99     $10.00
                                        ---------------------------
 Loss from investment operations
 Net investment income (loss)(a)......    (.01)        --
 Net gains or losses on securities
   (both realized and unrealized).....    (.43)     (3.99)
                                        ---------------------------------------------
 Total from investment operations.....    (.44)     (3.99)
                                        ---------------------------------------------------------------
 Less distributions
 Dividends
   From net investment income.........      --         --
   In excess of net investment
     income...........................     .01        .02
 Distributions from capital gains.....      --         --
                                        ---------------------------------------------------------------------------------
   Total distributions................     .01        .02
                                        ---------------------------------------------------------------------------------------
Net asset value, end of period........  $ 5.54     $ 5.99
                                        ---------------------------------------------------------------------------------------
                                        ---------------------------------------------------------------------------------------
Total return (%)......................   (7.37)(d)  (39.94)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...........................  $1,855     $  764
Ratio of expenses to average net
 assets(e)
 With expense reimbursement (%).......    3.54       2.74
 Without expense reimbursement (%)....    6.92      10.80
Ratio of net investment income to
 average net assets (%)(a)............    (.24)        --
Portfolio turnover rate (%)...........      86          1

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Based on average shares outstanding
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Total return does not reflect a sales charge.
(e) Total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(f) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Asia Pacific Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market, are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 1999, the interest rate was 4.25%.
FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryforward of approximately $1,951,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED ORGANIZATION EXPENSES -- Expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, certain securities sold at a loss, and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain

[IVY LEAF LOGO]

--------------------------------------------------------------------------------
IVY ASIA PACIFIC FUND
--------------------------------------------------------------------------------

of its capital accounts without impacting the net asset value of the Fund.

FEES PAID INDIRECTLY -- From January 1, 1999 through April 15, 1999, the Fund had an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the period from January 1, 1999 through April 15, 1999, custodian fees were reduced by $11,918 under this arrangement.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $683.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $2,020, $12,305, and $10,662 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations. Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $2,729, $4,638 and $3,070, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

The Fund primarily invests in equity securities of companies in the Asia-Pacific region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the Asia-Pacific region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B and Class C were as follows:

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
CLASS A                 SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................   688,545   $ 3,878,302    587,033   $ 3,227,193
Issued on
 reinvestment of
 distributions.......        --            --      1,325         7,271
Repurchased..........  (676,530)   (3,900,008)  (453,035)   (1,820,445)
                       --------   -----------   --------   ----------- ---
Net increase
 (decrease)..........    12,015   $   (21,706)   135,323   $ 1,414,019
                       ========   ===========   ========   =========== ===









                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
CLASS B                 SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................    70,082   $   427,163    367,268   $ 1,924,978
Issued on
 reinvestment of
 distributions.......        --            --        537         2,927
Repurchased..........   (44,019)     (278,471)  (125,329)     (560,513)
                       --------   -----------   --------   ----------- ---
Net increase.........    26,063   $   148,692    242,476   $ 1,367,392
                       ========   ===========   ========   =========== ===

                          SIX MONTHS ENDED
                           JUNE 30, 1999                YEAR ENDED
                            (UNAUDITED)             DECEMBER 31, 1998
--------------------------------------------------------------------------
CLASS C                 SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------
Sold.................   101,585   $   622,108    355,153   $ 1,944,016
Issued on
 reinvestment of
 distributions.......        --            --        432         2,364
Repurchased..........   (56,142)     (353,682)  (148,169)     (706,637)
                       --------   -----------   --------   ----------- ---
Net increase.........    45,443   $   268,426    207,416   $ 1,239,743
                       ========   ===========   ========   =========== ===

03IAPF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY GROWTH FUND

      MARKET COMMENTARY

         The US stock market has continued to            overheated economy, the fear of inflation
         perform well in 1999 and has extended its       and the fear of higher interest rates.
         multiyear bull market trend. The Dow Jones      Although we believe that any one of these
         Industrial Average has moved well past          concerns can easily cause the market to
         10,000, and, in our view, it now appears        correct 10% or more, in our view, experi-
         that investors are viewing 10,000 as the        ence indicates that it is best to keep
         floor to the market instead of the              focused on the long-term trend of the
         ceiling. Moreover, as opposed to the            market, and to view corrections as buying
         narrow advances the market experienced in       opportunities.
         recent years that singularly favored
         large-cap growth stocks, our research           We believe long-term investors have many
         indicates that this year's move has             reasons to remain optimistic. In our view,
         broadened to include other sectors, such        the threat of a significant rise in
         as cyclical and small-cap                       inflation is remote. Historically,
         securities.                                     monetary growth in the US has presaged low
                                                         inflation. We believe the recent rise in
              It seems that many of the concerns         interest rates will likely reverse once
         expressed by investors early in the year        the market accepts and reflects a low-
         have dissipated. According to our               inflation environment. The economy
         research, earnings growth has not slowed.       continues to grow, which we believe should
         The narrow scope of the market has              support higher corporate profits. Further,
         broadened. Weakness in foreign economies        we believe that the increasing need for
         has not caused the US economy to slow.          baby boomers to invest for retirement
         Rather, it seems that the strength in the       should provide a positive influence on
         US economy and US stock market has buoyed       stock prices.
         overseas economies and markets. In our
         view, the fear of deflation has decreased,      The Ivy Growth Fund is managed using a
         and the fear of financial-market collapse       three-pronged approach: the core portion
         has been replaced by the fear that              of the Fund invests primarily in large-cap
         financial markets may be overvalued. Our        US stocks, with the balance of the Fund
         research also indicates that the fear of        invested in US emerging growth stocks and
         overvaluation, which has existed since the      large-cap international stocks.
         market passed 6,000, was unfounded.
                                                         The core portion of the Ivy Growth Fund
              In 1999, the investment community has      benefited from rising equity prices during
         expressed new fears. We now witness the         the first half of 1999. The Fund was
         fear of an                                      invested prima-

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

rily in high-quality, large-cap companies. The core portion continues to be managed in accordance with a disciplined investment philosophy, the key to which is stock selection.

     The manager of the core portion makes no attempt to time the market. The Fund is fully invested at all times and the manager ignores short-term market volatility. The manager divides the stock market into nine broad economic sectors, and the weightings within the core portion approximate the weighting of each sector within the market, as represented by the S&P 500 Index.

     The manager of the core portion focuses entirely on selecting the appropriate individual securities in which the core portion invests. The manager utilizes an equity style that is a blend of growth stocks and value stocks.

     The core portion is invested in companies that, in the judgment of the manager, have had a proven and consistent record of earnings profitability, but whose prices do not adequately reflect the underlying profitability of the companies. The profitability of each company is compared to the patterns of that company's industry to account for normal cyclicality. In addition to earnings profitability, the manager also considers dividend-paying ability, financial strength, trading liquidity and technical readings.

     Normally, the core portion maintains a below-market price to earnings ratio and an above-market return on equity; however, individual companies within the Fund may possess diagnostics that are different from the overall Fund due to the dominance of the company within its industry or to the nature of the industry itself.

     The Ivy Growth Fund continues to invest a portion of its assets (approximately 24%) in companies located outside the US. After experiencing considerable volatility in 1998, the recovery in world equity markets during the first half of 1999 has been a welcome relief. We believe that, in general, this recovery has been driven by rising expectations for global economic growth and a greater willingness by investors to accept risk.

     Asian equity markets, which we believe hit bottom in the second quarter of 1999, have shown a dramatic recovery following two years of crisis. The bull market in Europe continued during the first half of the year; however, higher stock prices were overshadowed by weakness in the euro. Although politics have played a role, our research indicates that low interest rates in the eurozone (the 11 nations that have adopted the common European currency, the euro) have been the primary factor in the currency's decline, with the gap between long-term interest rates in the US and long-term interest rates in Germany at a 10-year high. While this has hampered dollar returns on European equities in the first half of the year, we believe a weak euro should prove positive for exporters.

     Overall, we believe the environment for most international equity markets is positive. Equities in Europe and Asia (non-Japan) are trading at reasonable valuations. We believe that currencies in these areas have the potential to appreciate relative to the dollar, and that interest rates have little risk of rising in the coming months.

     As of June 30, 1999, 32% of the Ivy Growth Fund was invested in US emerging growth stocks. We believe the favorable business conditions that exist today, combined with the many fine, small-growth companies from which to choose, make this an exciting time to be an emerging growth investor. However, for most of the last three years, valuation has been the missing ingredient. Since mid-1996, the relative price to earnings ratios of small-company growth stocks have followed a downward trend, as investors have been willing to pay more for liquidity. As a result, in our view, growth is relatively cheap in the small-cap sector of the market.

     We continue to believe that the diversification strategy employed by the Ivy Growth Fund is prudent in today's world and should reward investors for their patience.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
      EQUITY SECURITIES -- 98.65%        SHARES       VALUE
--------------------------------------------------------------
BASIC INDUSTRIES -- 4.40%
AKZO Nobel NV(b).......................   21,139   $   889,442
Anglo American plc(a)(b)...............   11,639       543,922
AssiDoman AB(b)........................   26,801       403,506
Billiton plc(b)........................  107,624       375,346
Boliden Limited Swedish Depository
  Receipt(a)(b)........................   14,186        32,538
Broken Hill Proprietary Company
  Limited(b)...........................   93,800     1,086,545
Cia Vale do Rio Doce -- Preferred
  A(b).................................   10,000       196,283
Cia Vale do Rio Doce -- Sponsored
  ADR(b)...............................   30,000       588,900
Fletcher Challenge Building(b).........  183,750       267,775
Fletcher Challenge Paper(b)............  184,500       137,856
Georgia-Pacific Group..................   20,000       947,500
Hanson plc Sponsored ADR(b)............   13,700       607,938
Holderbank Financiere Glaris AG(b).....      459       541,792
Imperial Chemical Industries plc --
  Sponsored ADR(b).....................   19,000       755,250
Nampak Limited(b)......................  110,000       304,425
Pilkington plc(b)......................  782,282     1,072,807
PPG Industries, Inc....................   35,000     2,067,188
Praxair, Inc...........................   50,000     2,446,875
Rio Tinto plc(b).......................   19,776       329,186
Stora Enso Oyj -- R Shares(b)..........   31,173       334,338
UPM-Kymmene Oyj(b).....................    7,105       226,410
                                                   -----------
                                                    14,155,822
                                                   -----------
BUSINESS SERVICES -- 6.16%
Abacus Direct Corporation(a)...........   14,400     1,317,600
Corporate Services Group plc(b)........  247,500       331,614
CSG Systems International, Inc.(a).....   21,400       560,413
Dendrite International, Inc.(a)........   38,700     1,398,038
Equifax, Inc...........................   60,000     2,141,250
FactSet Research Systems Inc...........   28,300     1,602,488
Inspire Insurance Solutions, Inc.(a)...   41,100       595,950
International Telecommunication Data
  Systems, Inc.(a).....................   39,750       636,000
Metro Networks, Inc.(a)................   28,200     1,505,175
Metzler Group, Inc. (The)(a)...........   19,380       535,373
NOVA Corporation(a)....................   44,900     1,122,500
Paychex, Inc...........................   33,750     1,075,781
ProBusiness Services, Inc.(a)..........   21,600       774,900
Profit Recovery Group International,
  Inc. (The)(a)........................   49,300     2,332,506
SGS Societe Generale de Surveillance
  Holding S.A.(a)(b)...................    1,088     1,126,779
Sykes Enterprises, Inc.(a).............   38,900     1,298,287
Transaction Network Services,
  Inc.(a)..............................   49,950     1,461,038
                                                   -----------
                                                    19,815,692
                                                   -----------
CAPITAL GOODS -- 3.38%
AlliedSignal Inc.......................   22,500     1,417,500
General Electric Company...............   24,500     2,768,500
Honeywell Inc..........................   20,000     2,317,500
Matsushita Electric Industrial
  Co.(b)...............................   34,000       660,133
Schneider S.A.(b)......................   15,379       863,573
Tyco International Ltd.................   27,380     2,594,255
Valmet-Rauma Oyj(b)....................   21,803       258,575
                                                   -----------
                                                    10,880,036
                                                   -----------
COMPUTER EQUIPMENT &
  STORAGE -- 4.00%
Dell Computer Corporation(a)...........   45,000     1,665,000
International Business Machines
  Corp.................................   30,000     3,877,500

--------------------------------------------------------------
--------------------------------------------------------------
           EQUITY SECURITIES             SHARES       VALUE
Network Appliance, Inc.(a).............   31,700   $ 1,771,237
Sun Microsystems, Inc.(a)..............   80,600     5,551,325
                                                   -----------
                                                    12,865,062
                                                   -----------
CONGLOMERATES -- 1.39%
Cheung Kong Holdings Ltd.(b)...........  144,500     1,285,088
Genting Berhad(b)(d)...................  140,000       534,211
Investor AB(b).........................  102,572     1,146,158
Pacific Dunlop Limited(b)..............  365,000       526,691
Sime Darby Berhad(b)(d)................  737,000       965,858
                                                   -----------
                                                     4,458,006
                                                   -----------
CONSUMER CYCLICAL -- 3.55%
Gap, Inc.(The).........................   37,500     1,889,063
General Motors Corporation.............   30,000     1,980,000
Goodyear Tire & Rubber Co. (The).......   30,000     1,764,375
Hornbach Holding AG Preferred(b).......    6,677       285,761
Lowe's Companies, Inc..................   31,000     1,757,313
May Department Stores Co. (The)........   37,500     1,532,813
Tommy Hilfiger Corporation(a)..........   30,000     2,205,000
                                                   -----------
                                                    11,414,325
                                                   -----------
CONSUMER DURABLES -- 1.69%
Compagnie Generale des Etablissements
  Michelin Class B(b)..................   14,400       589,112
DaimlerChrysler AG(b)..................   10,218       892,529
Electrolux AB Series B(b)..............   52,500     1,099,186
Perusahaan Otomobil Nasional
  Berhad(a)(b)(d)......................  166,000       384,421
Peugeot Citroen(b).....................    4,703       742,061
Volkswagen AG(b).......................   14,000       903,374
Volvo AB B Free(b).....................   28,000       811,833
                                                   -----------
                                                     5,422,516
                                                   -----------
CONSUMER NON-DURABLES -- 9.45%
Action Performance Companies,
  Inc.(a)..............................   28,700       947,100
Adidas-Salomon AG(b)...................   10,300     1,002,726
Anheuser-Busch Companies, Inc..........   40,000     2,837,500
Avon Products, Inc.....................   30,000     1,665,000
Cadbury Schweppes plc(b)...............   54,000       344,737
Coca-Cola Company (The)................   25,000     1,562,500
Colgate-Palmolive Company..............   17,500     1,728,125
Compagnie Financiere Richemont AG(b)...      720     1,384,802
Cutter & Buck, Inc.(a).................   42,300       713,813
Diageo plc -- Sponsored ADR(b).........   23,417     1,006,931
Fraser & Neave Ltd. ORD(b).............  130,000       576,516
Fuji Photo Film ORD(b).................   29,000     1,097,358
Gallaher Group plc(b)..................  134,000       825,887
General Mills, Inc.....................   30,000     2,411,250
Groupe Danone(b).......................    2,300       592,981
H. J. Heinz Company....................   25,000     1,253,125
Nestle AG Registered(b)................      568     1,023,400
PepsiCo, Inc...........................   55,000     2,127,813
Pernod-Ricard(b).......................   11,100       744,063
Proctor & Gamble Company, (The)........   20,000     1,785,000
South African Breweries plc(b).........   20,044       174,055
South African Breweries 144A(b)........   10,244        88,959
Swatch Group, (The) AG(b)..............    1,300       874,700
Tate & Lyle plc(b).....................  109,000       684,690
Unilever NV(b).........................   11,428       797,103
Vina Concha y Toro S.A. Sponsored
  ADR(b)...............................    9,800       352,800
Wm. Wrigley Jr. Company................   20,000     1,800,000
                                                   -----------
                                                    30,402,934
                                                   -----------

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
           EQUITY SECURITIES             SHARES       VALUE
--------------------------------------------------------------
CONSUMER SERVICES -- 4.59%
Abercrombie & Fitch Co.................   18,600   $   892,800
Advantage Learning Systems, Inc.(a)....   25,100       555,338
Apollo Group, Inc. -- Class A(a).......   32,000       850,000
Blyth Industries, Inc.(a)..............    9,350       321,406
British Airways plc(b).................  135,000       928,342
CBT Group plc -- Sponsored ADR(a)(b)...   44,800       739,200
Dollar Tree Stores, Inc.(a)............   31,100     1,368,400
Galeries Lafayette(b)..................    2,600       344,012
Guitar Center, Inc.(a).................   47,700       497,869
International Speedway Corp. -- Class
  A....................................   17,800       845,500
Lusomundo -- SGPS S.A. Preferred
  Shares(b)............................   51,200       521,675
Next plc(b)............................   21,000       255,219
Premier Parks, Inc.(a).................   56,700     2,083,725
Singapore Airlines Ltd. -- Foreign
  Registered(a)(b).....................  150,000     1,427,340
Southwest Airlines Co..................   30,000       933,750
Speedway Motorsports, Inc.(a)..........   21,800       857,013
Sunrise Assisted Living, Inc.(a).......   13,000       453,375
Tourism Holdings Limited(a)(b).........  669,856       887,425
                                                   -----------
                                                    14,762,389
                                                   -----------
ELECTRONIC DESIGN
  AUTOMATION -- 0.20%
Synopsys, Inc.(a)......................   11,600       640,175
                                                   -----------
ELECTRONIC MANUFACTURING
  SERVICES -- 1.10%
Elec & Eltek International Co.
  Ltd.(a)(b)...........................   99,500       388,050
Flextronics International Ltd.(a)......   26,300     1,459,650
Jabil Circuit, Inc.(a).................   15,400       694,925
Sanmina Corporation(a).................   13,100       993,962
                                                   -----------
                                                     3,536,587
                                                   -----------
ELECTRONICS -- 1.14%
Koninklijke Philips Electric(b)........   12,588     1,241,695
Sharp Corporation(b)...................  116,000     1,370,500
Sony Corporation(b)....................    9,700     1,045,843
                                                   -----------
                                                     3,658,038
                                                   -----------
ENERGY -- 4.16%
Atlantic Richfield Company (ARCO)......   20,000     1,671,250
BP Amoco plc(b)........................   28,375       508,105
Chevron Corporation....................   15,000     1,427,813
Elf Aquitaine S.A.(b)..................    5,762       845,574
Exxon Corporation......................   12,500       964,063
Fletcher Challenge Energy(b)...........  133,750       362,889
Mobil Corporation......................   30,000     2,970,000
Norsk Hydro A.S. Sponsored ADR(b)......   18,100       692,325
Repsol S.A. -- Sponsored ADR(b)........   24,000       487,500
Shell Transport & Trading Co. plc(b)...  113,699       852,209
Texaco Inc.............................   25,000     1,562,500
Total Fina S.A. ADR(b).................   16,155     1,040,988
                                                   -----------
                                                    13,385,216
                                                   -----------
FINANCIAL SERVICES -- 12.66%
A.F.P. Provida S.A. -- Sponsored
  ADR(b)...............................   10,300       226,600
American International Group, Inc......   10,000     1,170,625
Arab Malaysian Corporation(a)(b)(d)....  189,000        87,537
Australia & New Zealand Banking
  Group Ltd.(b)........................   78,000       573,557
Banca Popolare di Milano(b)............   90,000       695,180
Bank of America Corporation............   20,100     1,473,581
Bank of Ireland(b).....................   48,175       809,505

--------------------------------------------------------------
--------------------------------------------------------------
           EQUITY SECURITIES             SHARES       VALUE
Bank of New York Company, Inc.,
  (The)................................   60,000   $ 2,201,250
Bank One Corporation...................   25,000     1,489,063
Banque Nationale de Paris(b)...........   10,700       891,597
Barclay's Bank ORD(b)..................   25,858       753,652
Chase Manhattan Corporation, (The).....   25,000     2,165,625
Compagnie Financiere de Paribas(b).....   12,455     1,396,196
Den Danske Bank Group(b)...............    6,721       728,941
Fannie Mae.............................   30,000     2,051,250
Federal Agricultural Mortgage Corp.
  Class C(a)...........................    8,000       549,000
Federal Home Loan Mortgage
  Corporation..........................   25,000     1,450,000
First Union Corporation................   28,000     1,316,000
Fortis NL NV(b)........................   26,414       815,839
HSBC Holdings plc(b)...................   41,497     1,513,628
ING Groep NV(b)........................   16,156       874,715
Liberty Life Association of Africa
  Limited(b)...........................   29,455       377,320
Litchfield Financial Corp..............   43,500       736,781
Mellon Bank Corporation................   45,000     1,636,875
Merrill Lynch & Co., Inc...............   17,500     1,398,906
Morgan Stanley Dean Witter & Co........   20,000     2,050,000
National Australia Bank Ltd.(b)........   42,000       695,018
National Westminster Bank plc(a)(b)....   31,500       667,342
Nava Finance Public Company Limited-
  Foreign(a)(b)(c).....................   40,000            --
Overseas Union Bank Ltd.(b)............  226,600     1,091,427
Providian Financial Corporation........   20,000     1,870,000
Scor S.A.(b)...........................    6,000       297,625
Societe Generale(b)....................    4,700       828,349
Unidanmark A/S(b)......................    7,800       520,594
United Overseas Bank Ltd. -- Foreign
  Registered(b)........................   60,000       419,391
United Technologies Corporation........   25,000     1,792,188
Wells Fargo Corporation................   41,600     1,778,400
Westpac Banking Corp. Ltd.(b)..........   84,000       544,894
Willis Lease Finance Corporation(a)....   48,200       786,263
                                                   -----------
                                                    40,724,714
                                                   -----------
HEALTHCARE -- 8.59%
Abbott Laboratories....................   65,000     2,957,500
Alkermes, Inc.(a)......................   20,000       462,500
American Home Products Corporation.....   45,000     2,587,500
Bristol-Myers Squibb Company...........   35,000     2,465,313
ChiRex Inc.(a).........................   43,600     1,400,650
Eclipsys Corporation(a)................   33,400       799,513
First Consulting Group, Inc.(a)........   69,200       735,250
Health Management Associates,
  Inc.(a)..............................   25,450       286,313
Johnson & Johnson......................   35,000     3,430,000
Medicis Pharmaceutical Corporation --
  Class A(a)...........................   47,200     1,197,700
MedQuist Inc.(a).......................   34,500     1,509,375
Merck & Co, Inc........................   40,000     2,960,000
Merck KGaA(a)(b).......................   25,548       827,294
Novartis AG Registered(a)(b)...........      846     1,235,323
Pharmacyclics, Inc.(a).................    8,000       224,000
Renal Care Group, Inc.(a)..............   40,600     1,050,525
Superior Consultant Holdings
  Corporation(a).......................   17,400       429,563
Schering-Plough Corporation............   35,000     1,855,000
Sepracor, Inc.(a)......................    8,700       706,875
VISX, Incorporated(a)..................    6,400       506,800
                                                   -----------
                                                    27,626,994
                                                   -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
         EQUITY SECURITIES             SHARES        VALUE
--------------------------------------------------------------
INDUSTRIAL -- 0.40%
Clipsal Industries Limited(b)......     152,000   $    235,600
Hunter Douglas NV(b)...............      19,800        679,959
Societe Generale d'Enterprises
  S.A.(b)..........................       7,500        363,523
                                                  ------------
                                                     1,279,082
                                                  ------------
INTERNET & ELECTRONIC
  COMMERCE -- 3.80%
About.com, Inc.(a).................       8,100        420,188
America Online, Inc.(a)............      40,000      4,420,000
At Home Corporation -- Series
  A(a).............................      11,200        604,100
Broadcast.com Inc.(a)..............       3,300        440,756
CNET, Inc.(a)......................      15,800        910,475
Inktomi Corporation(a).............       6,438        840,561
Network Solutions Inc.(a)..........       6,000        474,750
Pilot Network Services, Inc.(a)....      50,000        490,625
QRS Corporation(a).................      19,000      1,482,000
Sterling Commerce, Inc.............      16,100        587,650
Transactions Systems Architects,
  Inc..............................      26,400      1,029,600
WebTrends Corporation(a)...........      11,000        507,375
                                                  ------------
                                                    12,208,080
                                                  ------------
NETWORK EQUIPMENT AND
  SOFTWARE -- 6.16%
American Power Conversion
  Corporation(a)...................      92,400      1,859,550
Cisco Systems, Inc.(a).............     241,500     15,576,750
Concord Communications, Inc.(a)....      14,200        639,000
Micromuse Inc.(a)..................      21,200      1,057,350
Visual Networks, Inc.(a)...........      21,500        688,000
                                                  ------------
                                                    19,820,650
                                                  ------------
OFFICE EQUIPMENT -- 0.97%
Canon Inc(a)(b)....................      26,000        747,545
Xerox Corporation..................      40,000      2,362,500
                                                  ------------
                                                     3,110,045
                                                  ------------
PROPERTY DEVELOPERS AND
  INVESTMENT -- 0.08%
Sime UEP Properties Berhad(b)(d)...     200,000        256,842
                                                  ------------
SEMICONDUCTORS -- 3.65%
Altera Corporation(a)..............      70,000      2,576,875
Intel Corporation..................      76,000      4,522,000
Linear Technology Corporation......      16,000      1,076,000
Maxim Integrated Products,
  Inc.(a)..........................      20,800      1,383,200
Rambus Inc.(a).....................       8,000        737,500
Texas Instruments Incorporated.....      10,000      1,450,000
                                                  ------------
                                                    11,745,575
                                                  ------------
SEMICONDUCTOR EQUIPMENT -- 1.88%
Applied Materials, Inc.(a).........      27,500      2,031,563
Etec Systems.(a)...................      12,800        425,600
Novellus Systems, Inc.(a)..........      40,000      2,730,000
Photronics, Inc.(a)................      13,700        335,650
Teradyne, Inc.(a)..................       7,400        530,950
                                                  ------------
                                                     6,053,763
                                                  ------------
SOFTWARE -- 3.17%
BMC Software Inc.(a)...............       7,000        378,000
Citrix Systems, Inc.(a)............      26,000      1,469,000
Legato Systems, Inc.(a)............      16,900        975,975
Microsoft Corporation(a)...........      66,600      6,006,488
New Era of Networks, Inc.(a).......      11,700        514,068

--------------------------------------------------------------
--------------------------------------------------------------
         EQUITY SECURITIES             SHARES        VALUE
Peregrine Systems, Inc.(a).........      14,800   $    380,175
Veritas Software Corp.(a)..........       5,050        479,434
                                                  ------------
                                                    10,203,140
                                                  ------------
SYSTEM INTEGRATORS -- 0.73%
International Network
  Services(a)......................      25,950      1,047,730
Whittman-Hart, Inc.(a).............      41,300      1,311,275
                                                  ------------
                                                     2,359,005
                                                  ------------
TELECOMMUNICATION
  EQUIPMENT -- 3.13%
Alcatel S.A.(a)(b).................       5,700        802,381
Comverse Technology Inc.(a)........      21,150      1,596,825
E-Tek Dynamics, Inc(a).............      12,300        585,019
Lucent Technologies Inc............      33,165      2,236,565
Tellabs, Inc.(a)...................      36,200      2,445,762
Uniphase Corporation(a)............       7,500      1,245,000
WinStar Communications, Inc.(a)....      24,000      1,170,000
                                                  ------------
                                                    10,081,552
                                                  ------------
TELECOMMUNICATION
  SERVICES -- 1.07%
Global Crossing Ltd.(a)............      16,292        694,446
Koninklijke KPN NV(b)..............      17,761        833,396
Metromedia Fiber Network,
  Inc.(a)..........................      14,700        528,280
Nextel Communications, Inc.(a).....      27,600      1,385,175
                                                  ------------
                                                     3,441,297
                                                  ------------
UTILITIES -- 7.15%
ALLTEL Corporation.................      45,000      3,217,500
AT&T Corporation...................      47,500      2,651,094
Bell Atlantic Corporation..........      35,000      2,288,125
BellSouth Corporation..............      45,000      2,109,375
Centrais Electricas Brasileiras
  S.A. (Electrobras)
  Preferred(b).....................  10,000,000        201,358
Cia de Telecomunicaciones de Chile
  S.A. Sponsored ADR(b)............      10,625        262,968
Duke Energy Corporation............      25,000      1,359,375
Endesa S.A. -- Sponsored ADR(b)....      37,600        799,000
Portugal Telecom S.A. -- Sponsored
  ADR(b)...........................      10,800        444,825
PowerGen plc(b)....................      68,210        733,820
SBC Communications Inc.............      45,000      2,610,000
Southern Company, (The)............      60,000      1,590,000
Suez Lyonnaise des Eaux(b).........       5,899      1,064,000
Telecom Corporation of New Zealand
  Limited(b).......................     119,000        510,790
Telecomunicacoes Brasileiras S.A.
  (Telebras) -- Sponsored ADR
  Preferred Block(b)...............      18,355      1,655,391
Telefonica de Argentina S.A. --
  Sponsored ADR(b).................       9,100        285,512
Telefonica S.A. -- Sponsored
  ADR(b)...........................       8,187      1,204,441
                                                  ------------
                                                    22,987,574
                                                  ------------
TOTAL INVESTMENTS -- 98.65%
  (Cost -- $209,157,992)(e)........                317,295,111
OTHER ASSETS, LESS
  LIABILITIES -- 1.35%.............                  4,356,012
                                                  ------------
NET ASSETS -- 100%.................               $321,651,123
                                                  ============
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Foreign security

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--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
--------------------------------------------------------------
(c) Securities valued in good faith by the
    Valuation Committee of the Board of
    Trustees. See Note 1 to the Financial
    Statements.
(d) Under the Malaysian Government policy,
    which went into effect on February 15,
    1999, proceeds repatriated from the sale of
    Malaysian securities will be subject to a
    graduated levy. The levy ranges from zero
    to ten percent of proceeds, depending on
    the holding period and the time of
    repatriation.
(e) Cost is approximately the same for Federal
    income tax purposes.

--------------------------------------------------------------
--------------------------------------------------------------
OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost
for financial
statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..............   $116,130,884
    Gross unrealized depreciation..............     (7,993,765)
                                                  ------------
        Net unrealized appreciation............   $108,137,119
                                                  ============
Purchases and sales of securities other than short-term
obligations aggregated $79,833,479 and $108,778,331,
respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $209,157,992).....  $317,295,111
Cash........................................................     5,714,275
Receivables
  Investments sold..........................................       246,578
  Fund shares sold..........................................         8,219
  Dividends and Interest....................................       448,579
Other assets................................................        36,102
                                                              ------------
  Total assets..............................................   323,748,864
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................       504,064
  Fund shares repurchased...................................     1,139,808
  Management fee............................................       217,204
  12b-1 service and distribution fees.......................        20,701
  Other payables to related parties.........................        96,942
Accrued expenses............................................       119,022
                                                              ------------
  Total liabilities.........................................     2,097,741
                                                              ------------
NET ASSETS..................................................  $321,651,123
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($314,550,726/14,599,797 shares outstanding)..............  $      21.54
                                                              ============
Maximum offering price per share ($21.54 X 100/94.25)*......  $      22.85
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($6,447,459/305,026 shares outstanding).............  $      21.14
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($284,626/13,700 shares outstanding)................  $      20.78
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($368,312/17,077 shares outstanding)................  $      21.57
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $186,911,464
  Undistributed net realized gain on investments and foreign
    currency transactions...................................    26,402,479
  Undistributed net investment income.......................       285,765
  Net unrealized appreciation on investments and foreign
    currency transactions...................................   108,051,415
                                                              ------------
NET ASSETS..................................................  $321,651,123
                                                              ============

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

8

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................               $ 2,351,851
  Interest..................................................                   103,635
                                                                           -----------
                                                                             2,455,486
                                                                           -----------
EXPENSES
  Management fee............................................  $1,321,468
  Transfer agent............................................     388,328
  Administrative services fee...............................     155,467
  Custodian fees............................................      46,114
  Blue Sky fees.............................................      14,238
  Auditing and accounting fees..............................      26,589
  Shareholder reports.......................................      20,464
  Fund accounting...........................................      57,014
  Trustees' fees............................................       3,977
  12b-1 service and distribution fees.......................     111,026
  Legal.....................................................      14,434
  Other.....................................................      10,199
                                                                           -----------
      Total expenses........................................                 2,169,318
                                                                           -----------
NET INVESTMENT INCOME.......................................                   286,168
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                26,471,010
  Net change in unrealized appreciation on investments and
    foreign currency transactions,
    net of taxes of $83,011.................................                (1,537,100)
                                                                           -----------
      Net gain on investment transactions...................                24,933,910
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $25,220,078
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED      FOR THE
                                                                JUNE 30,       YEAR ENDED
                                                              (UNAUDITED)     DECEMBER 31,
                                                                  1999           1998
                                                              ---------------------------
DECREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   286,168    $     60,787
  Net realized gain (loss) on
    Investments and foreign currency transactions...........   26,471,010       1,904,081
    Written options.........................................           --        (771,173)
  Net change in unrealized appreciation on
    investments and foreign currency transactions...........   (1,537,100)     40,776,096
                                                              ------------   ------------
      Net increase resulting from operations................   25,220,078      41,969,791
                                                              ------------   ------------
Class A distributions
  Dividends
    From net investment income..............................           --        (237,344)
    In excess of net investment income......................           --         (24,015)
  Distributions
    From capital gains......................................           --      (6,250,567)
                                                              ------------   ------------
      Total distributions to Class A shareholders...........           --      (6,511,926)
                                                              ------------   ------------
Class B distributions
  Dividends
    From net investment income..............................           --          (3,953)
    In excess of net investment income......................           --            (400)
  Distributions
    From capital gains......................................           --        (104,113)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........           --        (108,466)
                                                              ------------   ------------
Class C distributions
  Dividends
    From net investment income..............................           --            (201)
    In excess of net investment income......................           --             (20)
  Distributions
    From capital gains......................................           --          (5,297)
                                                              ------------   ------------
      Total distributions to Class C shareholders...........           --          (5,518)
                                                              ------------   ------------
Advisor Class distributions
  Dividends
    From net investment income..............................           --            (255)
    In excess of net investment income......................           --             (26)
  Distributions
    From capital gains......................................           --          (6,708)
                                                              ------------   ------------
      Total distributions to Advisor Class shareholders.....           --          (6,989)
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................  (28,619,610)    (36,404,872)
  Class B...................................................    1,113,505          (5,127)
  Class C...................................................          374        (167,500)
  Advisor Class.............................................       (5,571)        349,248
                                                              ------------   ------------
      Net decrease resulting from Fund share transactions...  (27,511,302)    (36,228,251)
                                                              ------------   ------------
TOTAL DECREASE IN NET ASSETS................................   (2,291,224)       (891,359)
NET ASSETS
  Beginning of period.......................................  323,942,347     324,833,706
                                                              ------------   ------------
  END OF PERIOD.............................................  $321,651,123   $323,942,347
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $   285,765    $         --
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                     for the six
                                     months ended
                                       June 30,                                   for the year ended
                                     (unaudited)                                     December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                  1999           1998          1997          1996          1995          1994
                                     --------------------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................   $   19.88       $   17.80     $   17.76     $   16.75     $   13.91     $   15.14
                                       ------------------------------------------------------------------------------------------
  Income (loss) from investment
    operations
  Net investment income............         .02(a)          .01           .02           .02(b)        .05(b)        .05 (b)
  Net gains or losses on securities
    (both realized and
    unrealized)....................        1.64(a)         2.49          1.98          2.86          3.73          (.49)
                                       ------------------------------------------------------------------------------------------
  Total from investment
    operations.....................        1.66            2.50          2.00          2.88          3.78          (.44)
                                       ------------------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.....          --             .02           .02           .02           .02           .05
    In excess of net investment
      income.......................          --              --           .13           .11            --            --
  Distributions
    From capital gains.............          --             .40          1.81          1.74           .89           .74
    In excess of capital gains.....          --              --            --            --           .03            --
                                       ------------------------------------------------------------------------------------------
    Total distributions............          --             .42          1.96          1.87           .94           .79
                                       ------------------------------------------------------------------------------------------
Net asset value, end of period.....   $   21.54       $   19.88     $   17.80     $   17.76     $   16.75     $   13.91
                                       ------------------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------------------
Total return (%)...................        8.35(c)        14.05(d)      11.69(d)      17.22(d)      27.33(d)      (2.97)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).......................   $ 314,551       $ 318,444     $ 320,000     $ 314,908     $ 289,954     $ 231,446
Ratio of expenses to average net
  assets
  With expense reimbursement (%)...          --              --            --          1.45          1.59          1.38
  Without expense reimbursement
    (%)............................        1.38(e)         1.38          1.38          1.45          1.60          1.49
Ratio of net investment income to
  average net assets (%)...........         .20(e)          .03           .13           .13(b)        .32(b)        .32 (b)
Portfolio turnover rate (%)........          26              59            39            72            41            39

--------------------------------------------------------------------------------

                                                                               CLASS B
                                     --------------------------------------------------------------------------------------------
                                     for the six
                                     months ended
                                       June 30,                                   for the year ended
                                     (unaudited)                                     December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                  1999           1998          1997          1996          1995          1994
                                     --------------------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................   $   19.60       $   17.72     $   17.69     $   16.75     $   13.91     $   15.14
                                       ------------------------------------------------------------------------------------------
  Income (loss) from investment
    operations
  Net investment income............        (.08)(a)        (.16)         (.14)         (.13)(b)      (.08)(b)      (.04)(b)
  Net gains or losses on securities
    (both realized and
    unrealized)....................        1.62(a)         2.46          1.96          2.81          3.71          (.54)
                                       ------------------------------------------------------------------------------------------
  Total from investment
    operations.....................        1.54            2.30          1.82          2.68          3.63          (.58)
                                       ------------------------------------------------------------------------------------------
  Less distributions
  Dividends
    From net investment income.....          --             .02            --            --            --            --
    In excess of net investment
      income.......................          --              --           .07            --            --            --
  Distributions
    From capital gains.............          --             .40          1.72          1.74           .73           .52
    In excess of capital gains.....          --              --            --            --           .06           .13
                                       ------------------------------------------------------------------------------------------
    Total distributions............          --             .42          1.79          1.74           .79           .65
                                       ------------------------------------------------------------------------------------------
Net asset value, end of period.....   $   21.14       $   19.60     $   17.72     $   17.69     $   16.75     $   13.91
                                       ------------------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------------------
Total return (%)...................        7.86(c)        12.99(d)      10.69(d)      16.02(d)      26.13(d)      (3.90)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands).......................   $   6,447       $   4,889     $   4,433     $   3,850     $   2,669     $   1,399
Ratio of expenses to average net
  assets
  With expense reimbursement (%)...          --              --            --          2.37          2.55          2.34
  Without expense reimbursement
    (%)............................        2.34(e)         2.32          2.30          2.37          2.56          2.45
Ratio of net investment income to
  average net assets (%)...........        (.76)(e)        (.90)         (.79)         (.79)(b)      (.64)(b)      (.64)(b)
Portfolio turnover rate (%)........          26              59            39            72            41            39

---------------------------------------------------------------

                          CLASS C
  --------------------------------------------------------
  for the six                          for the period
  months ended                         April 30, 1996
    June 30,     for the year ended    (commencement)
  (unaudited)       December 31,       to December 31,
  --------------------------------------------------------
      1999         1998       1997          1996
  --------------------------------------------------------
    $  19.27     $  17.47   $  17.59       $ 18.46
  --------------------------------------------------------
        (.08)(a)     (.16)      (.07)         (.06)(b)
        1.59(a)      2.38       1.86          1.02
  --------------------------------------------------------
        1.51         2.22       1.79           .96
  --------------------------------------------------------
          --          .02         --            --
          --           --        .13           .09
          --          .40       1.78          1.74
          --           --         --            --
  --------------------------------------------------------
          --          .42       1.91          1.83
  --------------------------------------------------------
    $  20.78     $  19.27   $  17.47       $ 17.59
  --------------------------------------------------------
  --------------------------------------------------------
        7.84(c)     12.72(d)    10.58(d)        5.20(c)
    $    285     $    263   $    400       $    90
          --           --         --          2.44(e)
        2.44(e)      2.53       2.33          2.44(e)
        (.86)(e)    (1.11)      (.82)         (.86)(b)(e)
          26           59         39            72

--------------------------------------
                               (a) Based on average shares outstanding
                               (b) Net investment income (loss) is net of expenses reimbursed by Manager.
                               (c) Total return represents aggregate total
                                   return and does not reflect a sales
                                   charge.
                               (d) Total return does not reflect a sales charge.
                               (e) Annualized

             ADVISOR CLASS
  ------------------------------------
  for the six     for the period
  months ended    April 30, 1998
    June 30,      (commencement)
  (unaudited)     to December 31,
  ------------------------------------
      1999             1998
  ------------------------------------
    $  19.91          $ 20.36
  ------------------------------------
         .02(a)           .03
        1.64(a)          (.06)
  ------------------------------------
        1.66             (.03)
  ------------------------------------
          --              .02
          --               --
          --              .40
          --               --
  ------------------------------------
          --              .42
  ------------------------------------
    $  21.57          $ 19.91
  ------------------------------------
  ------------------------------------
        8.34(c)          (.14)(c)
    $    368          $   347
          --               --
        1.41(e)          1.18(e)
         .17(e)           .24(e)
          26               59

                          The accompanying notes are an integral part of the
                             financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market, are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 1999, securities valued by the Valuation Committee have no value and have been noted as such in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends, are recorded on ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's first $350 million in average net assets and .75% of the Fund's average net assets in excess of $350 million.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly-owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $4,693.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets of Class B and Class C. IMDI may use such distribution fee

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

for purposes of advertising and marketing shares of the Fund. Such fees of $82,497, $27,124 and $1,405, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $380,150, $7,100, $508 and $570, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
--------------------------------------------------------------------------------
CLASS A                  SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................     188,494   $  3,810,459      865,388   $ 15,843,739
Issued on
 reinvestment of
 distributions.......          --             --      305,995      5,966,659
Repurchased..........  (1,603,765)   (32,430,069)  (3,129,049)   (58,215,270)
                       ----------   ------------   ----------   ------------ ---
Net decrease.........  (1,415,271)  $(28,619,610)  (1,957,666)  $(36,404,872)
                       ==========   ============   ==========   ============ ===

                           SIX MONTHS ENDED
                             JUNE 30, 1999                YEAR ENDED
                              (UNAUDITED)              DECEMBER 31, 1998
--------------------------------------------------------------------------------
CLASS B                  SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------
Sold.................     109,270   $  2,175,518       87,314   $  1,611,127
Issued on
 reinvestment of
 distributions.......          --             --        4,946         95,108
Repurchased..........     (53,703)    (1,062,013)     (92,930)    (1,711,362)
                       ----------   ------------   ----------   ------------ ---
Net increase/
 (decrease)..........      55,567   $  1,113,505         (670)  $     (5,127)
                       ==========   ============   ==========   ============ ===

                         SIX MONTHS ENDED
                          JUNE 30, 1999             YEAR ENDED
                           (UNAUDITED)          DECEMBER 31, 1998
------------------------------------------------------------------------
CLASS C                 SHARES     AMOUNT      SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................     3,161   $  61,031       9,823   $  171,281
Issued on
 reinvestment of
 distributions.......        --          --         176        3,330
Repurchased..........    (3,097)    (60,657)    (19,282)    (342,111)
                       --------   ---------   ---------   ---------- ---
Net increase/
 (decrease)..........        64   $     374      (9,283)  $ (167,500)
                       ========   =========   =========   ========== ===

                                                  FOR THE PERIOD
                         SIX MONTHS ENDED         APRIL 30, 1998
                          JUNE 30, 1999           (COMMENCEMENT)
                           (UNAUDITED)         TO DECEMBER 31, 1998
------------------------------------------------------------------------
ADVISOR CLASS           SHARES     AMOUNT      SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................     2,293   $  46,524      20,466   $  408,401
Issued on
 reinvestment of
 distributions.......        --          --         358        6,989
Repurchased..........    (2,627)    (52,095)     (3,413)     (66,142)
                       --------   ---------   ---------   ---------- ---
Net (decrease)/
 increase............      (334)  $  (5,571)     17,411   $  349,248
                       ========   =========   =========   ========== ===

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

03IGFX063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111
 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan
 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer
 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts
 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts
 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472
 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida
 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY EUROPEAN OPPORTUNITIES FUND

      MARKET COMMENTARY

         We would like to take this opportunity to       to their market capitalization. The Fund
         welcome you as a shareholder of the Ivy         attempts to capitalize on what the manager
         European Opportunities Fund. The Fund           believes are the best stock opportunities
         typically invests at least 65% of its           available. And the final component is what
         total assets in the equity securities of        is known as growth at a reasonable price
         European companies, which may include           (GARP)--it is important not to overpay for
         companies operating in Europe's emerging        a stock given its anticipated level of
         markets; small-capitalization companies in      growth.
         the more developed markets of Europe; and
         large European companies or a company of             In the period since the Fund was
         any size that, in the opinion of the Fund       launched, European equity markets have
         manager, provides special investment            proved lackluster, with the Morgan Stanley
         opportunities.                                  Capital International Europe Index down
                                                         3.5% in US-dollar terms. The weakness of
              The Fund's objective is to achieve         the euro, the new common currency adopted
         high growth. In pursuing this objective,        by 11 European nations, continued to
         the manager employs a distinctive               hinder performance for non-European
         bottom-up, value-conscious approach, with       investors, as it fell to further lows.
         an eye toward the growth dynamics of each       Despite the European Central Bank's 50
         company.                                        basis point cut in interest rates in April
                                                         and the resolution of the crisis in
              There are four key components to this      Kosovo, the currency's weakness was
         strategy. The first component is                exacerbated by permission granted to Italy
         identifying companies that the Fund             by the European Union to overshoot its
         manager believes are significantly              budget deficit target for 1999, as well as
         undervalued relative to their history,          poor economic data early in the period.
         sector, global peer companies or the            However, during June, we believe signs
         overall market, whichever applies. The          began to emerge of an improving European
         Fund manager refers to the second facet of      economic background. German GDP for the
         the strategy as "contrariety." He believes      first quarter of 1999 came in at a
         the time to sell is when everyone loves a       better-than-expected 0.4%, and the German
         stock and the time to buy is when it is         government has announced a tax reform and
         friendless. The third component entails         savings package for 2000 and 2001.
         being opportunistic. Whenever possible,         Overall, the package was surprisingly
         the Fund manager seeks out companies that       tough. We believe, however, it is being
         he believes should provide the highest          viewed positively by analysts, and not
         returns, without regard                         just for the German market,

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--------------------------------------------------------------------------------
IVY EUROPEAN OPPORTUNITIES FUND
--------------------------------------------------------------------------------

which has been considered a major drag on European markets year to date, but also for the other nations of the European Union.

     There were two major features in European equity markets during the period. First, there was a switch from growth and momentum stocks to cyclical and business-sensitive stocks in their early stages, although this tapered off as the period progressed. Second, many new issues came to market, notably in Germany. This inevitably led to some oversupply, and a number of issues were either pulled or had their issue price cut significantly to ensure success.

     Of the four key components of the Fund's strategy, GARP has been used to the greatest advantage. The Fund's manager has generally focused on the better-quality companies that are expected to have more durable growth in the future.

     On June 30, 1999, the Ivy European Opportunities Fund held 25 stocks. As the year progresses, the number of stocks is expected to increase. It is expected that, in time, the Fund will own 35-45 stocks.

     Looking forward, the Fund manager believes the European economic background should continue to improve, providing a positive impetus for European equity markets. While the euro has continued to languish, it appears to be close to bottoming out and the Fund manager believes it could be stronger by the end of 1999. The Fund manager will continue to be selective and opportunistic in his approach to stock selection, as well as seeking quality and value.

     During the period May 3, 1999 (commencement) to June 30, 1999, the Ivy European Opportunities Fund invested in securities of 11 companies in their initial public offering (IPO). The Fund's investment in IPO securities had a favorable impact on the Fund's performance. The Fund's Class A total return during the period was 71.03%, of which 51.35% resulted from the impact of the IPOs.

     The availability of IPO securities is limited. As the Fund's assets increase, IPO securities likely will become a smaller component of overall Fund performance. Future performance of the Fund, therefore, likely will be lower than during the current period. Past performance is no guarantee of future results.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
       EQUITY SECURITIES -- 72.48%         SHARES     VALUE
--------------------------------------------------------------
EUROPE -- 68.38%
----------------------------------------
FRANCE -- 7.48%
Integra S.A.(a)..........................  1,800    $   53,276
Technip S.A..............................    250        28,051
Transiciel S.A...........................    200        21,244
                                                    ----------
                                                       102,571
                                                    ----------
GERMANY -- 16.56%
GFT Technologies AG(a)...................  3,000       169,851
Intershop Communications AG(a)...........    100        24,029
Zapf Creation AG(a)......................  1,400        33,207
                                                    ----------
                                                       227,087
                                                    ----------
GREECE -- 3.71%
Elgeka S.A.(a)(b)........................  1,230        10,155
Interamerican Insurance Co.(b)...........  1,830        40,678
                                                    ----------
                                                        50,833
                                                    ----------
ITALY -- 3.56%
Monte dei Paschi di Siena SpA(a)......... 11,000        48,779
                                                    ----------
NETHERLANDS -- 3.48%
IHC Caland NV............................    618        24,218
Koninklijke KPN NV.......................    500        23,461
                                                    ----------
                                                        47,679
                                                    ----------
NORWAY -- 3.53%
EniTel ASA(a)(b).........................  1,200        17,530
Tandberg Television ASA(a)...............  3,000        30,868
                                                    ----------
                                                        48,398
                                                    ----------
PORTUGAL -- 3.83%
ParaRede, SGPS(a)........................  6,000        52,595
                                                    ----------
SPAIN -- 8.78%
Telefonica Publicidad e Informacion,
  S.A.(a)................................  5,000        99,776
TelePizza, S.A.(a).......................  4,000        20,708
                                                    ----------
                                                       120,484
                                                    ----------
SWEDEN -- 3.04%
Ericsson LM Telephone Series B Free......  1,300        41,668
                                                    ----------

--------------------------------------------------------------
            EQUITY SECURITIES              SHARES     VALUE
--------------------------------------------------------------
SWITZERLAND -- 8.35%
Charles Voegele Holding AG(a)............    250    $   37,791
Distefora Holding AG(a)..................    200        20,584
Selecta Group (The)......................     65        25,923
Swisslog Holding AG......................    250        30,273
                                                    ----------
                                                       114,571
                                                    ----------
UNITED KINGDOM -- 6.06%
Garban plc............................... 10,000        47,289
Sun Life and Provincial Holdings plc.....  5,000        35,841
                                                    ----------
                                                        83,130
                                                    ----------
NORTH AMERICA -- 4.10%
----------------------------------------
UNITED STATES -- 4.10%
Global TeleSytems Group, Inc.(a).........    400        32,400
MIH Ltd. Class A(a)......................    900        23,850
                                                    ----------
                                                        56,250
                                                    ----------
TOTAL INVESTMENTS -- 72.48%
  (Cost -- $847,055)(c)..................              994,045
OTHER ASSETS, LESS
  LIABILITIES -- 27.52%..................              377,460
                                                    ----------
NET ASSETS -- 100%.......................           $1,371,505
                                                    ==========
(a) Non-income producing security
(b) When-issued security
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At June 30, 1999, net unrealized appreciation based on cost
for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation........           $  164,199
    Gross unrealized depreciation........              (17,209)
                                                    ----------
        Net unrealized appreciation......           $  146,990
                                                    ==========
Purchases and sales of securities other than short-term
obligations aggregated $1,591,631 and $1,040,406,
respectively, for the period ended June 30, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

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--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $847,055).........  $  994,045
Cash........................................................     356,320
Receivables
  Investments sold..........................................     120,344
  Dividends and Interest....................................         763
  Manager for expense reimbursement.........................      17,674
Deferred offering costs.....................................      49,298
                                                              ----------
  Total assets..............................................   1,538,444
                                                              ----------
LIABILITIES
Payables
  Investments purchased.....................................      93,273
  Management fee............................................         804
  12b-1 service and distribution fees.......................         119
  Other payables to related parties.........................      56,337
Accrued expenses............................................      16,406
                                                              ----------
  Total liabilities.........................................     166,939
                                                              ----------
NET ASSETS..................................................  $1,371,505
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($352,990/20,623 shares outstanding)......................  $    17.12
                                                              ==========
Maximum offering price per share ($17.12 x 100/94.25)*......  $    18.16
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($163,103/9,530 shares outstanding).................  $    17.11
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($17/1 shares outstanding)..........................  $    17.08
                                                              ==========
CLASS I
Net asset value, offering price and redemption price per
  share ($17/1 shares outstanding)..........................  $    17.08
                                                              ==========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($855,378/50,002 shares outstanding)................  $    17.11
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $  930,925
  Undistributed net realized gain on investments and foreign
    currency transactions...................................     300,643
  Undistributed net investment income.......................         839
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     139,098
                                                              ----------
NET ASSETS..................................................  $1,371,505
                                                              ==========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT)
TO JUNE 30, 1999(UNAUDITED)

INVESTMENT INCOME
  Dividends, net of $291 foreign taxes withheld.............            $  1,782
  Interest..................................................               1,554
                                                                        --------
                                                                           3,336
                                                                        --------
EXPENSES
  Management fee............................................  $ 1,242
  Transfer agent............................................       26
  Administrative services fee...............................      124
  Custodian fees............................................   10,000
  Amortization of offering costs............................    5,695
  Fund accounting...........................................    1,655
  Trustees' fees............................................      421
  12b-1 service and distribution fees.......................      122
  Legal.....................................................    5,991
                                                                        --------
                                                                          25,276
  Expenses reimbursed by Manager............................             (22,779)
                                                                        --------
    Net expenses............................................               2,497
                                                                        --------
NET INVESTMENT INCOME.......................................                 839
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................             300,643
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................             139,098
                                                                        --------
    Net gain on investment transactions.....................             439,741
                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $440,580
                                                                        ========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT)
TO JUNE 30, 1999 (UNAUDITED)

INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $      839
  Net realized gain on investments and foreign currency
    transactions............................................     300,643
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................     139,098
                                                              ----------
    Net increase resulting from operations..................     440,580
                                                              ----------
Fund share transactions (Note 4)
  Class A...................................................     309,698
  Class B...................................................     121,182
  Class C...................................................          10
  Class I...................................................          10
  Advisor Class.............................................     500,025
                                                              ----------
    Net increase resulting from Fund share transactions.....     930,925
                                                              ----------
NET ASSETS AT END OF PERIOD.................................  $1,371,505
                                                              ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $      839
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               CLASS A             CLASS B             ADVISOR CLASS
                                                            -----------------------------------------------------------------
                                                            For the period      For the period         For the period
                                                             May 4, 1999         May 24, 1999           May 3, 1999
                                                            (commencement)      (commencement)         (commencement)
                                                              to June 30          to June 30             to June 30
                                                             (unaudited)         (unaudited)            (unaudited)
-----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                          1999                1999                   1999
                                                            -----------------------------------------------------------------
Net asset value, beginning of period......................      $10.01              $10.21                 $10.01
                                                            -----------------------------------------------------------------
  Income from investment operations
  Net investment income(a)................................         .01(b)               --(b)                 .02(b)
  Net gains on securities (both realized and
    unrealized)...........................................        7.10(b)             6.90(b)                7.08(b)
                                                            -----------------------------------------------------------------
  Total from investment operations........................        7.11                6.90                   7.10
                                                            -----------------------------------------------------------------
Net asset value, end of period............................      $17.12              $17.11                 $17.11

                                                            -----------------------------------------------------------------
                                                            -----------------------------------------------------------------
Total return(%)(c)........................................       71.03               67.58                  70.93
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................      $  353              $  163                 $  855
Ratio of expenses to average net assets(%)
  With expense reimbursement(%)(d)........................        2.14                2.86                   1.84
  Without expense reimbursement(%)(d).....................       20.48               21.20                  20.18
Ratio of net investment (loss) to average net
  assets(%)(a)(d).........................................         .55                (.18)                   .85
Portfolio turnover rate(%)................................         128                 128                    128

(a) Net investment income is net of expenses reimbursed by Manager.
(b) Based on average shares outstanding
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Annualized

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy European Opportunities Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued on a daily basis. Corporate actions, including dividends are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 1999, the interest rate was 4.25%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

DEFERRED OFFERING COSTS -- Offering costs are being amortized over a one year period beginning May 3, 1999, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc. (MIMI) and will be reimbursed by the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets. For each of the following nine years, IMI will limit these expenses to 2.50% of the Fund's average net assets

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus

[IVY LEAF LOGO]
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IVY EUROPEAN OPPORTUNITIES FUND
--------------------------------------------------------------------------------

certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At June 30, 1999 MIMI owned 62.38% of the Fund's shares outstanding.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $74.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $32 and $90 for Class A and Class B, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $8, $3 and $15 for Class A, Class B and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION
Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS
Fund share transactions for Class A, Class B, Class C, Class I and Advisor Class were as follows:

                                                 FOR THE PERIOD
                                                   MAY 4, 1999
                                                 (COMMENCEMENT)
                                                TO JUNE 30, 1999
-----------------------------------------------------------------
                   CLASS A                      SHARES    AMOUNT
-----------------------------------------------------------------
Sold..........................................  20,623   $309,698
                                                ------   --------
Net increase..................................  20,623   $309,698
                                                ======   ========

                                                 FOR THE PERIOD
                                                  MAY 24, 1999
                                                 (COMMENCEMENT)
                                                TO JUNE 30, 1999
-----------------------------------------------------------------
                   CLASS B                      SHARES    AMOUNT
-----------------------------------------------------------------
Sold..........................................  9,530    $121,182
                                                ------   --------
Net increase..................................  9,530    $121,182
                                                ======   ========

                                                 FOR THE PERIOD
                                                   MAY 3, 1999
                                                 (COMMENCEMENT)
                                                TO JUNE 30, 1999
-----------------------------------------------------------------
                   CLASS C                      SHARES    AMOUNT
-----------------------------------------------------------------
Sold..........................................      1    $     10
                                                ------   --------
Net increase..................................      1    $     10
                                                ======   ========

                                                 FOR THE PERIOD
                                                   MAY 3, 1999
                                                 (COMMENCEMENT)
                                                TO JUNE 30, 1999
-----------------------------------------------------------------
                   CLASS I                      SHARES    AMOUNT
-----------------------------------------------------------------
Sold..........................................      1    $     10
                                                ------   --------
Net increase..................................      1    $     10
                                                ======   ========

                                                 FOR THE PERIOD
                                                   MAY 3, 1999
                                                 (COMMENCEMENT)
                                                TO JUNE 30, 1999
-----------------------------------------------------------------
                ADVISOR CLASS                   SHARES    AMOUNT
-----------------------------------------------------------------
Sold..........................................  50,002   $500,025
                                                ------   --------
Net increase..................................  50,002   $500,025
                                                ======   ========

Effective June 21, 1999, orders for the purchase of shares of the Fund are no longer being accepted.


8
03IEOF063099

 SEMIANNUAL REPORT

 This report and the financial statements contained herein are submitted for the general information of the shareholders.
 This report is not authorized for
 distribution to prospective investors
 unless preceded or accompanied by an
 effective prospectus.

 IVY MANAGEMENT, INC.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 BOARD OF TRUSTEES
 John S. Anderegg, Jr.
 James W. Broadfoot
 Paul H. Broyhill
 Keith J. Carlson
 Stanley Channick
 Frank W. DeFriece, Jr.
 Roy J. Glauber
 Joseph G. Rosenthal
 Richard Silverman
 J. Brendan Swan

 OFFICERS
 Keith J. Carlson, Chairman
 James W. Broadfoot, President
 C. William Ferris, Secretary/Treasurer

 LEGAL COUNSEL
 Dechert Price & Rhoads
 Boston, Massachusetts

 CUSTODIAN
 Brown Brothers Harriman & Co.
 Boston, Massachusetts

 TRANSFER AGENT
 Ivy Mackenzie Services Corp.
 PO Box 3022
 Boca Raton, Florida 33431-0922
 800.777.6472

 AUDITORS
 PricewaterhouseCoopers LLP
 Ft. Lauderdale, Florida

 DISTRIBUTOR
 Ivy Mackenzie Distributors, Inc.
 Via Mizner Financial Plaza
 700 South Federal Highway
 Boca Raton, Florida 33432-6139
 800.456.5111

 [Ivy Mackenzie Logo]

       [Ivy Funds Logo]
         June 30, 1999    IVY INTERNATIONAL STRATEGIC BOND FUND

      MARKET COMMENTARY

         Bond markets in developed countries showed      countries' exports are heavily tied to
         disappointing performance for the first         those and other commodities. Much of the
         half of 1999. The Salomon Smith Barney          return from emerging markets was driven by
         World Government Bond Index (WGBI) has          the 109% gain in Russian assets. In our
         returned -7.2%, year to date, in US             view, however, it is important to remember
         dollars, with full currency exposure, and       that Russia defaulted on its debt and
         0.10% with currency exposure hedged.            devalued its currency just last year.
         Emerging markets did better in the first        Because of this, it seems most market
         half of 1999. According to JP Morgan,           participants, other than surviving hedge
         emerging market sovereign bonds have            fund managers, were underweight Russia
         delivered a 10.6% return and Latin              this year. However, it appears that most
         American corporate bonds are up 5.6% for        emerging markets did rally
         the six months ended June 30, 1999.             this year.

              Of the 18 markets represented in the          Given the performance in bond markets this
         WGBI, 16 are down in local currency terms.      year and the fact that at least 65% of the
         The range for the 16 is -0.5% to -2.5%,         assets of Ivy International Strategic Bond
         with Canada and the US occupying the            Fund must be invested in investment grade
         respective ends of the range. Ten of the        bonds, which have been the primary victims
         11 European countries that have converted       of this trend, we have been investing
         to the euro and that issue bonds, returned      slowly since the Fund's inception in
         between -0.5% and -1.3%. In our view,           April. This Fund will de-emphasize
         European markets offered compelling             developed country government bond markets.
         opportunities when each country had its         The Fund purchased positions in the
         own currency. Under a single currency,          emerging market sovereigns of Turkey and
         however, performance of these markets has       South Africa. The Fund also bought
         converged. When looking at returns              peso-denominated Mexican treasury bills
         inclusive of currency, the picture appears      and bonds of a Mexican tele-
         bleak. Any market tied to the euro was          communications company. We expect to be
         down approximately 13%. In comparison,          adding Mexican sovereign debt in the near
         Canada and Australia were up 3.3% and           future. Mexico has been benefiting from
         5.4%, respectively. They appear to have         the boom in the US and from well-conceived
         gained because their currencies                 fiscal and monetary policies.
         appreciated due to rising prices for oil,
         metals, lumber and paper products. Both            Brazil, which will likely be added to the
                                                         Fund in the near future, was up 15.8% for
                                                         the year

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--------------------------------------------------------------------------------

to June 30, 1999. Brazil's devaluation of its currency, the real, has not led to a surge in inflation as many analysts expected. As a result, Brazilian companies, some of which are world-class competitors, have become very competitive versus the rest of the world. Also, the new central bank governor, Arminio Fraga, appears to be running a very effective monetary policy. Fiscal policy still needs work and the Brazilian legislative process is incredibly Byzantine, but that is one reason why Brazilian C bonds yield 9.5 percentage points more than US treasuries.

     The Fund holds a selection of BBB-rated and below investment grade corporate bonds, each chosen carefully for their financial performance, business strategy and quality of management. Among these are a broadcasting company, a manufacturer of large off-road trucks for construction and mining, and a UK-based provider of telecommunications services to Europe.

     Currently, the Ivy International Strategic Bond Fund's only position in a local developed market is in New Zealand. This investment is held on a currency-hedged basis. The analysis that led us to hedge the currency has proven correct. However, the bond market analysis has not borne out as well thus far. Nonetheless, our overall stance on developed markets has served Fund investors well.

     Under more favorable circumstances, the Fund would have been fully invested. We do not believe market timing is a viable investment strategy and prefer instead to be fully invested. However, the Fund was launched during what seemed like an inexorable downtrend in bond markets, such as was experienced in 1994.

IVY MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------
CORPORATE BONDS -- 25.69%              PRINCIPAL      VALUE
--------------------------------------------------------------
MEXICO -- 2.36%
Alestra 144A, 12.125%, 05/15/06(a)...  $  25,000   $    23,688
                                                   -----------
UNITED KINGDOM -- 2.45%
RSL Communications, 10.50%,
  11/15/08(a)........................     25,000        24,625
                                                   -----------
UNITED STATES -- 20.88%
CBS Corp., 7.15%, 05/20/05...........     25,000        24,875
Freeport-McMoRan Copper & Gold, Inc.,
  7.50%, 11/15/06(a).................     25,000        18,625
International Knife & Saw, 11.375%,
  11/15/06(a)........................     25,000        24,625
Spieker Properties, 7.35%,
  12/01/17...........................     25,000        23,063
TE Products Pipeline Co., 7.51%,
  01/15/28...........................     25,000        23,063
Terex Corp., 8.875%, 04/01/08(a).....     25,000        24,406
Tommy Hilfiger USA, 6.50%, 06/01/03..     25,000        24,094
Trump Atlantic City Associates,
  11.25%, 05/01/06(a)................     25,000        22,625
Watson Pharmaceuticals, 7.125%,
  05/15/08...........................     25,000        24,125
                                                   -----------
                                                       209,501
                                                   -----------
TOTAL CORPORATE BONDS
  (Cost -- $259,804).................                  257,814
                                                   -----------
GOVERNMENT OBLIGATIONS -- 18.37%
------------------------------------
MEXICO -- 2.56%
Mexican Cetes, 20.75%, 07/22/99(a)...    245,680        25,699
                                                   -----------
NEW ZEALAND -- 8.37%
New Zealand Government, 8.00%,
  04/15/04...........................    100,000        56,793
New Zealand Government, 7.00%,
  07/15/09...........................     50,000        27,205
                                                   -----------
                                                        83,998
                                                   -----------

--------------------------------------------------------------
GOVERNMENT OBLIGATIONS                 PRINCIPAL      VALUE
--------------------------------------------------------------
SOUTH AFRICA -- 4.95%
Republic of South Africa, 9.125%,
  05/19/09...........................  $  50,000   $    49,688
                                                   -----------
TURKEY -- 2.49%
Republic of Turkey, 12.00%,
  12/15/08(a)........................     25,000        25,029
                                                   -----------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost -- $190,712).................                  184,414
                                                   -----------
TOTAL INVESTMENTS -- 44.06%
  (Cost -- $450,516)(b)..............                  442,228
OTHER ASSETS, LESS LIABILITIES --
  55.94%.............................                  561,557
                                                   -----------
NET ASSETS -- 100%...................              $ 1,003,785
                                                   ===========
(a) Below investment grade security.
(b) Cost is approximately the same for Federal
    income tax purposes.

OTHER INFORMATION:
At June 30, 1999, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:

    Gross unrealized appreciation...............   $     1,155
    Gross unrealized depreciation...............        (9,443)
                                                   -----------
        Net unrealized depreciation.............   $    (8,288)
                                                   ===========

Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $450,516 and $0, respectively, for the period ended June 30, 1999.

Forward foreign currency exchange contracts at June 30, 1999 were:

                                            CONTRACTS TO DELIVER
                                     ----------------------------------
     CURRENCY         EXPIRATION      LOCAL       VALUE     IN EXCHANGE     UNREALIZED
      BOUGHT             DATE        CURRENCY    IN US $     FOR US $      APPRECIATION
---------------------------------------------------------------------------------------
New Zealand Dollar    August 1999    166,000     $90,470     $(88,060)        $2,410

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $450,516).........  $  442,228
Cash........................................................     558,876
Receivables
  Net unrealized appreciation on forward foreign
    currencies..............................................       2,410
  Dividends and Interest....................................       6,330
  Manager for expense reimbursement.........................      17,432
Deferred offering costs.....................................      46,430
                                                              ----------
Total assets................................................   1,073,706
                                                              ----------
LIABILITIES
Payables
  Management fee............................................         616
  Other payables to related parties.........................      53,314
Accrued expenses............................................      15,991
                                                              ----------
  Total liabilities.........................................      69,921
                                                              ----------
NET ASSETS..................................................  $1,003,785
                                                              ==========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($1,003,785/100,771 shares outstanding).............  $     9.96
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $1,007,674
  Accumulated net realized gain on investments..............       1,880
  Undistributed net investment income.......................         161
  Net unrealized depreciation on investments and foreign
    currency transactions...................................      (5,930)
                                                              ----------
NET ASSETS..................................................  $1,003,785
                                                              ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT) TO
JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
  Interest..................................................            $  9,923
                                                                        --------
EXPENSES
  Management fee............................................  $ 1,253
  Transfer agent............................................       43
  Administrative services fee...............................      167
  Custodian fees............................................   10,000
  Amortization of deferred offering costs...................    5,363
  Fund accounting...........................................    1,405
  Trustees' fees............................................      421
  Legal.....................................................    5,992
                                                                        --------
                                                                          24,644
  Expenses reimbursed by Manager............................             (22,555)
                                                                        --------
    Net expenses............................................               2,089
                                                                        --------
NET INVESTMENT INCOME.......................................               7,834
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments..........................               1,880
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              (5,930)
                                                                        --------
    Net loss on investment transactions.....................              (4,050)
                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $  3,784
                                                                        ========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MAY 3, 1999 (COMMENCEMENT) TO
JUNE 30, 1999 (UNAUDITED)

(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................          $    7,834
  Net realized gain on investments..........................               1,880
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              (5,930)
                                                                      ----------
    Net increase resulting from operations..................               3,784
                                                                      ----------
Advisor Class dividends from net investment income..........              (7,673)
                                                                      ----------
Fund share transactions (Note 4)
  Advisor Class.............................................           1,007,674
                                                                      ----------
    Net increase resulting from Fund share transactions.....           1,007,674
                                                                      ----------
TOTAL INCREASE IN NET ASSETS................................           1,003,785

NET ASSETS
  Beginning of period.......................................                  --
                                                                      ----------
  END OF PERIOD.............................................          $1,003,785
                                                                      ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................          $      161
                                                                      ==========

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                                               MAY 3, 1999
                                                              (COMMENCEMENT)
                                                               TO JUNE 30,
                                                              --------------
ADVISOR CLASS                                                      1999
-------------                                                 --------------
SELECTED PER SHARE DATA
Net asset value, beginning of period........................      $10.01
                                                                  ------
  Income from investment operations
  Net investment income(a)..................................         .08
  Net losses on securities (both realized and unrealized)...        (.05)
                                                                  ------
  Total from investment operations..........................         .03
                                                                  ------
  Less distributions from net investment income.............         .08
                                                                  ------
Net asset value, end of period..............................      $ 9.96
                                                                  ======
Total return (%)(b).........................................         .27

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $1,004
Ratio of expenses to average net assets (c)
  With expense reimbursement (%)............................        1.25
  Without expense reimbursement (%).........................       14.75
Ratio of net investment income (loss) to average net assets
  (%)(a)(c).................................................        4.69
Portfolio turnover rate (%).................................           0

(a) Net investment income is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Ivy International Strategic Bond Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Corporate actions are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 1999, the interest rate was 4.25%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly. Distributions from net realized capital gains, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Fund has committed to buy or sell are shown in the Portfolio of Investments. These amounts represent the aggregate exposure to each foreign currency the Fund has acquired or hedged through forward foreign currency contracts at June 30, 1999. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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--------------------------------------------------------------------------------

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Fund's Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DEFERRED OFFERING COSTS -- Offering costs are being amortized over a one year period beginning May 3, 1999, the date the Fund commenced operations. Offering costs have been paid by Mackenzie Investment Management Inc. (MIMI) and will be reimbursed by the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.25% of its average net assets. For each of the following nine years, IMI will limit these expenses to 1.75% of the Fund's average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. As compensation for these services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At June 30, 1999 MIMI owned 100% of the Fund's shares outstanding.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 1999, the net amount of underwriting discount retained by IMDI was $0.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. For the six months ended June 30, 1999, no such fees were incurred by the Fund.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $43 for Advisor Class shares are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Class I and Advisor Class were as follows:

                                           FOR THE PERIOD FROM
                                               MAY 9, 1999
                                            (COMMENCEMENT) TO
                                              JUNE 30, 1999
----------------------------------------------------------------
                 CLASS A                   SHARES      AMOUNT
----------------------------------------------------------------
Sold.....................................        1   $       10
Repurchased..............................       (1)         (10)
                                           -------   ----------
Net change...............................       --   $       --
                                           =======   ==========

                                           FOR THE PERIOD FROM
                                               MAY 3, 1999
                                            (COMMENCEMENT) TO
                                              JUNE 30, 1999
----------------------------------------------------------------
                 CLASS B                   SHARES      AMOUNT
----------------------------------------------------------------
Sold.....................................        1   $       10
Repurchased..............................       (1)         (10)
                                           -------   ----------
Net change...............................       --   $       --
                                           =======   ==========

                                           FOR THE PERIOD FROM
                                               MAY 3, 1999
                                            (COMMENCEMENT) TO
                                              JUNE 30, 1999
----------------------------------------------------------------
                 CLASS C                   SHARES      AMOUNT
----------------------------------------------------------------
Sold.....................................        1   $       10
Repurchased..............................       (1)         (10)
                                           -------   ----------
Net change...............................       --   $       --
                                           =======   ==========

                                           FOR THE PERIOD FROM
                                               MAY 3, 1999
                                            (COMMENCEMENT) TO
                                              JUNE 30, 1999
----------------------------------------------------------------
                 CLASS I                   SHARES      AMOUNT
----------------------------------------------------------------
Sold.....................................        1   $       10
Repurchased..............................       (1)         (10)
                                           -------   ----------
Net change...............................       --   $       --
                                           =======   ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                           FOR THE PERIOD FROM
                                               MAY 3, 1999
                                            (COMMENCEMENT) TO
                                              JUNE 30, 1999
----------------------------------------------------------------
              ADVISOR CLASS                SHARES      AMOUNT
----------------------------------------------------------------
Sold.....................................  100,000   $1,000,000
Issued on reinvestment of
 distributions...........................      771        7,674
                                           -------   ----------
Net increase.............................  100,771   $1,007,674
                                           =======   ==========

03IISBF063099